[MORGAN STANLEY LOGO]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

SEMI-ANNUAL REPORT -- JUNE 30, 2002

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT -- JUNE 30, 2002 (UNAUDITED)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

COMPOSITION OF NET ASSETS

[CHART]

United Kingdom    24.0%
Japan             19.9
France             8.1
Netherlands        6.8
Switzerland        5.8
Other             35.4

TOP FIVE HOLDINGS

                                                         PERCENT OF
SECURITY                        COUNTRY                  NET ASSETS
-------------------------------------------------------------------
BP plc                          United Kingdom              3.5%
GlaxoSmithKline plc             United Kingdom              2.9
Royal Dutch Petroleum Co.       Netherlands                 2.3
TotalFinaElf S.A.               France                      1.7
Nestle S.A.                     Switzerland                 1.7

TOP FIVE INDUSTRIES

                         VALUE             PERCENT OF
INDUSTRY                 (000)             NET ASSETS
-----------------------------------------------------
Oil & Gas               $1,698               9.9%
Pharmaceuticals          1,577               9.2
Banks                    1,221               7.2
Food Products              859               5.0
Real Estate                692               4.0

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX

                          TOTAL RETURNS(2)
                 ----------------------------------
                                         AVERAGE
                                          ANNUAL
                             ONE           SINCE
                 YTD        YEAR       INCEPTION(3)
---------------------------------------------------
Portfolio      (1.05)%     (8.70)%       (7.58)%
Index(1)       (1.62)      (9.49)        (8.90)

(1) The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East (includes dividends net of withholding taxes).

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3) Commenced operations on September 20, 1999.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Active International Allocation Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the Adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability.

For the six months ended June 30, 2002, the Portfolio had a total return of -1.05% compared to -1.62% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index").

MARKET REVIEW
The first six months of 2002 were marked by equity market volatility and the weakness of the U.S. dollar. International markets, as measured by MSCI EAFE, were basically in a trading range until mid-May when a steady sell-off began. The U.S. dollar began to weaken in early April and has since lost 13% versus the Euro and nearly 11% versus the Japanese yen.

Our relative outperformance is chiefly explained by the Portfolio underweights in information technology (-22.8% MSCI Index return in U.S. dollars) and telecom services (-28.0%) and overweights in consumer staples (+10.2%) and energy (+12.5%). Our below Index allocations in materials (+14.4%) and financials (-0.1%) cost us performance. Unfortunately, our Asian country allocations were a detriment as we were underweight in Japan (+8.3%) and Australia (+4.6%) which did relatively well, and overweight in Hong Kong (-4.7%) which pulled back.

We believe that the global economic recovery, although somewhat muted, will be supported by low real interest rates. With this in mind, we moved throughout the first half to reduce our cash position, added to our position in materials and covered some of our underweight to technology hardware and equipment. We also increased our position in Asia ex-Japan to overweight by adding to Hong Kong and Singapore and buying roughly 1% in South Korea.

MARKET OUTLOOK
Japan was the best performing major market in the first half and has clearly participated in the global cyclical pick up. The most recent data indicates that the export-led rebound is now benefiting the local economy with growth in real wages and improvement in the leading indicators for employment. However, given Japan's dependence on exports, we believe the strength of the yen is a concern for the economy, as is the strength and sustainability of the U.S. economic recovery. Japanese equity valuations are currently attractive, particularly on a relative and historic basis, but we are looking for further evidence of growth in the global economy before adding to our position.

We continue to view the prospects for strong economic growth in the core European countries a bit skeptically for the immediate future. Similar to Japan, economic growth has primarily been a story of external demand with little support from either domestic businesses or consumers. In our view, consumer demand is unlikely to show healthy growth given the deteriorating employment situation. The strengthening Euro may also prove to be a two edged sword. On the plus side, we believe it is likely to increase consumer purchasing power and to quell inflationary pressures which should stave off hikes to short-term interest rates. The downside is likely to be in export competitiveness.

We continue to favor Asia ex-Japan and the steady cash earning sectors like food, oil and utilities. For technology, though the sell-off has brought valuations back towards their September 2001 lows and we worry about a snap-back rally, we are waiting for signs that the fundamentals (i.e. product demand and pricing) are stable before buying. Although the more defensive markets and sectors are no longer cheap, their valuations are not, in our opinion, wildly overvalued and the earnings forecasts look realistic.

July 2002

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS

                                                                            VALUE
                                                         SHARES             (000)
---------------------------------------------------------------------------------
COMMON STOCKS (85.3%)
AUSTRALIA (1.7%)
Amcor Ltd.                                                1,894       $      9
AMP Diversified Property Trust                              496              1
AMP Ltd.                                                    941              8
Aristocrat Leisure Ltd.                                     277              1
Australia and New Zealand Banking Group
Ltd.                                                        719              8
Australian Gas Light Co., Ltd.                              521              3
BHP Billiton Ltd.                                         8,318             48
Boral Ltd.                                                1,626              3
Brambles Industries Ltd.                                  1,142              6
Coca-Cola Amatil Ltd.                                     1,524              6
Coles Myer Ltd.                                           1,145              4
Commonwealth Bank of Australia                              980             18
Computershare Ltd.                                          331             --@
CSL Ltd.                                                    134              2
CSR Ltd.                                                  2,437              9
Foster's Group Ltd.                                       2,369              6
General Property Trust                                    1,802              3
Goodman Fielder Ltd.                                      1,507              1
James Hardie Industries N.V.                              1,064(a)           4
Leighton Holdings Ltd.                                      346              2
Lend Lease Corp., Ltd.                                      424              3
M.I.M. Holdings Ltd.                                      5,426              4
Mayne Nickless Ltd.                                         757              2
Mirvac Group                                                752              2
National Australia Bank Ltd.                              1,400             28
New Crest Mining Ltd.                                       673              3
News Corp., Ltd.                                          2,378             13
OneSteel Ltd.                                               220             --@
Orica Ltd.                                                  669              4
Pacific Dunlop Ltd.                                         267              1
PaperlinX Ltd.                                            1,183              3
QBE Insurance Group Ltd.                                    526              2
Rio Tinto Ltd.                                              742             14
Santos Ltd.                                                 792              3
Southcorp Ltd.                                              794              2
Stockland Trust Group                                       523              1
Suncorp-Metway Ltd.                                         400              3
TABCORP Holdings Ltd.                                       412              3
Telstra Corp., Ltd.                                       6,021             16
Transurban Group                                            356(a)           1
Wesfarmers Ltd.                                             348              5
Westfield Trust                                           2,010              4
Westpac Banking Corp., Ltd.                               1,267             12
WMC Ltd.                                                  2,606             13
Woolworths Ltd.                                           1,439             11
---------------------------------------------------------------------------------
                                                                           295
=================================================================================
BELGIUM (0.1%)
KBC Bancassurance Holding N.V.                              112              4
Solvay S.A.                                                  91              7
UCB S.A.                                                     44              2
Union Miniere S.A.                                            9             --@
---------------------------------------------------------------------------------
                                                                            13
=================================================================================
CHINA/HONG KONG (3.5%)
Amoy Properties Ltd.                                      7,000              8
Bank of East Asia Ltd.                                    8,736             18
Cathay Pacific Airways Ltd.                               6,000              9
Cheung Kong Holdings Ltd.                                10,000             83
CLP Holdings Ltd.                                        11,200             44
Esprit Holdings Ltd.                                      3,000              6
Hang Seng Bank Ltd.                                       4,900             52
Henderson Land Development Co., Ltd.                      4,000             17
Hong Kong & China Gas Co., Ltd.                          23,553             31
Hong Kong Electric Holdings Ltd.                          9,000             34
Hong Kong Exchanges & Clearing Ltd.                       7,000             12
Hutchison Whampoa Ltd.                                   13,200             99
Johnson Electric Holdings Ltd.                            9,000             11
Li & Fung Ltd.                                           10,000             13
MTR Corp Ltd.                                             8,000             10
New World Development Co., Ltd.                           9,239              7
Pacific Century CyberWorks Ltd.                          58,488(a)          14
Sun Hung Kai Properties Ltd.                              9,000             68
Swire Pacific Ltd., Class A                               6,000             31
Television Broadcasts Ltd.                                2,000              9
Wharf Holdings Ltd.                                       8,000             19
---------------------------------------------------------------------------------
                                                                           595
=================================================================================
DENMARK (0.1%)
Danisco A/S                                                 100              4
Danske Bank A/S                                             950             17
Novozymes A/S, Class B                                      100              2
TDC A/S                                                     100              3
---------------------------------------------------------------------------------
                                                                            26
=================================================================================
FINLAND (2.2%)
Avestapolarit Oyj Abp                                        18             --@
Fortum Corp. Oyj                                          1,132              7
Instrumentarium Oyj                                         413             11
Kesko Oyj                                                   121              1
Kone Corp.                                                  100              3
Metso Oyj                                                   470              6
Nokia Oyj                                                15,051            221
Outokumpu Oyj                                               211              3
Rautaruukki Oyj                                              11             --@
Sampo Oyj, Class A                                        1,508             12
Sonera Oyj                                                2,104(a)           8
Stora Enso Oyj                                            3,146             44
TietoEnator Oyj, Class B                                    300              8
UPM-Kymmene Oyj                                           1,221             48
Wartsila Oyj, Class B                                        78              1
---------------------------------------------------------------------------------
                                                                           373
=================================================================================
FRANCE (8.1%)
Accor S.A.                                                  356             14

The accompanying notes are an integral part of the financial statements.

                                                                            VALUE
                                                         SHARES             (000)
---------------------------------------------------------------------------------
FRANCE (CONT'D)
Alcatel S.A.                                                911       $      6
Aventis S.A.                                              1,682            120
Axa                                                       1,852             34
BNP Paribas S.A.                                            918             51
Bouygues S.A.                                               857             24
Cap Gemini S.A.                                             115              5
Carrefour S.A.                                            1,177             64
Casino Guichard-Perrachon S.A.                              155             13
Cie De Saint Gobain                                         496             22
Dassault Systemes S.A.                                       39              2
Essilor International S.A.                                   29              1
France Telecom S.A.                                         782              7
Gecina S.A.                                                 120             11
Groupe Danone                                               577             80
Imerys S.A.                                                  25              3
Klepierre                                                   105             13
L'Air Liquide S.A.                                          226             35
L'Oreal S.A.                                              1,236             97
Lafarge S.A.                                                295             30
Lagardere S.C.A.                                            239             10
LVMH Moet Hennessy Louis Vuitton S.A.                       865             44
Michelin (CGDE), Class B                                    123              5
Pechiney S.A.                                               166              8
Pernod-Ricard S.A.                                          168             17
Peugeot S.A.                                                247             13
Pinault-Printemps-Redoute S.A.                              232             28
Sanofi-Synthelabo S.A.                                    1,608             98
Schneider Electric S.A.                                     221             12
Silic                                                        10              2
Simco S.A.                                                  200             17
Societe BIC Corp.                                           137              5
Societe Fonciere Lyonnaise                                  541             16
Societe Generale                                            404             27
Sodexho Alliance S.A.                                       245              9
Sophia S.A.                                                 325             10
STMicroelectronics N.V.                                     482             12
Suez                                                      1,443             39
Technip S.A.                                                 23              2
Thales S.A.                                                 316             13
TotalFinaElf S.A.                                         1,812            295
Unibail                                                     675             42
Vivendi Universal S.A.                                    1,286             28
---------------------------------------------------------------------------------
                                                                         1,384
=================================================================================
GERMANY (4.2%)
Allianze AG                                                 285             57
BASF AG                                                   1,250             58
Bayer AG                                                  1,550             49
Bayerische Hypo-und Vereinsbank AG                          500             16
Beiersdorf AG                                               300             36
Continental AG                                              100(a)           2
DaimlerChrysler AG                                          650             32
Deutsche Bank AG                                            700             49
Deutsche Lufthansa AG                                       200(a)           3
Deutsche Telekom AG                                       3,350             32
Douglas Holding AG                                          100              2
E.On AG                                                   1,430             84
Fresenius Medical Care AG                                   100              4
Gehe AG                                                      50              2
Heidelberger Zement AG                                      117              6
Infineon Technologies AG                                    300              5
IVG Holding AG                                              949             10
Kamps AG                                                    100              1
KarstadtQuelle AG                                           100              3
Linde AG                                                    150              8
MAN AG                                                      100              2
Merck KGaA                                                  150              4
Metro AG                                                    450             14
Muenchener Rueckversicherungs AG
(Registered)                                                250             59
Preussag AG                                                 200              5
RWE AG                                                    1,150             45
SAP AG                                                      400             40
Schering AG                                                 250             16
Siemens AG                                                  850             51
Thyssen Krupp AG                                            800             12
Volkswagen AG                                               200             10
WCM Beteiligungs-und Grundbesitz AG                          66(a)          --@
---------------------------------------------------------------------------------
                                                                           717
=================================================================================
GREECE (0.0%)
Titan Cement Co. S.A.                                       100              4
---------------------------------------------------------------------------------
IRELAND (0.4%)
Allied Irish Banks plc                                    1,150             15
CRH plc                                                   1,166             20
Green Property plc                                        2,483             22
Jefferson Smurfit Group plc                               2,280              7
Kerry Group plc, Class A                                     44              1
Kerry Group plc, Class A (London Shares)                    100              1
---------------------------------------------------------------------------------
                                                                            66
=================================================================================
ITALY (2.8%)
Assicurazioni Generali S.p.A.                             1,242             29
Autogrill S.p.A.                                            294(a)           3
Banca di Roma S.p.A.                                        442              1
Banca Popolare di Milano                                    151              1
Benetton Group S.p.A.                                       250              3
Beni Stabili S.p.A.                                      28,900             16
Enel S.p.A                                                7,267             42
ENI S.p.A.                                               10,770            172
Fiat S.p.A.                                                 234              3
IntesaBCI S.p.A.                                          7,481             23
Italcementi S.p.A.                                           88              1
Italgas S.p.A.                                              500              6
Mediaset S.p.A.                                           2,000             15
Mediobanca S.p.A.                                           817              8

The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                            VALUE
                                                         SHARES             (000)
---------------------------------------------------------------------------------
ITALY (CONT'D)
Parmalat Finanziaria S.p.A.                                 884             3
Pirelli S.p.A.                                            2,440             3
R.A.S. S.p.A.                                               581             8
San Paolo-IMI S.p.A.                                      1,883            19
Snia S.p.A.                                                 549             1
Telecom Italia Mobile S.p.A.                             11,996            49
Telecom Italia S.p.A.                                       429             2
Telecom Italia S.p.A. (RNC)                               4,569            36
UniCredito Italiano S.p.A.                                6,608            30
---------------------------------------------------------------------------------
                                                                          474
=================================================================================
JAPAN (19.9%)
Acom Co., Ltd.                                              290            20
Advantest Corp.                                             200            12
Aeon Co., Ltd.                                            1,000            27
Aiful Corp.                                                  50             3
Ajinomoto Co., Inc.                                       2,000            22
Amada Co., Ltd.                                           1,000             5
Asahi Breweries Ltd.                                      1,000             8
Asahi Glass Co., Ltd.                                     4,000            26
Asahi Kasei Corp.                                         3,000            10
Asatsu-DK, Inc.                                             100             2
Bank of Fukuoka Ltd.                                      1,000             4
Bank of Yokohama Ltd. (The)                               1,000             4
Benesse Corp.                                               300             5
Bridgestone Corp.                                         2,000            28
Canon, Inc.                                               2,000            76
Casio Computer Co., Ltd.                                  1,000             5
Central Japan Railway Co.                                     4            24
Chubu Electric Power Co., Inc.                              300             5
Chugai Pharmaceutical Ltd.                                1,000            12
Citizen Watch Co., Ltd.                                   1,000             7
Credit Saison Co., Ltd.                                     300             7
CSK Corp.                                                   100             4
Dai Nippon Printing Co., Ltd.                             2,000            27
Daicel Chemical Industries Ltd.                           1,000             3
Daiichi Pharmaceutical Co., Ltd.                          1,000            18
Daikin Industries Ltd.                                    1,000            18
Dai Nippon Ink & Chemicals, Inc.                          2,000(a)          4
Daito Trust Construction Co.                                400             8
Daiwa Bank Ltd.                                           2,498(a)          2
Daiwa House Industry Co., Ltd.                            2,000            12
Daiwa Securities Group, Inc.                              3,000            19
Denki Kagaku Kogyo KK                                     1,000             3
Denso Co., Ltd.                                           1,600            25
Dowa Mining Co., Ltd.                                     1,000             5
East Japan Railway Co.                                       11            52
Eisai Co., Ltd.                                           1,000            26
Fanuc Ltd.                                                  800            40
Fuji Photo Film Ltd.                                      1,000            32
Fuji Soft ABC, Inc.                                         100             4
Fuji Television Network, Inc.                                 1             6
Fujikura Ltd.                                             1,000             4
Fujitsu Ltd.                                              4,000            28
Furukawa Electric Co.                                     1,000             4
Gunma Bank Ltd.                                           1,000             5
Hirose Electric Co., Ltd.                                   100             9
Hitachi Ltd.                                              6,000            39
Honda Motor Co., Ltd.                                     1,550            63
Hoya Corp.                                                  200            15
Ishikawajima-Harima Heavy Industries Co.,
Ltd.                                                      2,000             3
Ito-Yokado Co., Ltd.                                      1,000            50
Itochu Corp.                                              4,000            14
Japan Airlines Co., Ltd.                                  3,000(a)          8
Japan Energy Corp.                                        2,000             3
Japan Tobacco, Inc.                                           4            27
JGC Corp.                                                 1,000             7
Joyo Bank Ltd.                                            1,000             3
Kajima Corp.                                              7,000            20
Kaneka Corp.                                              1,000             7
Kansai Electric Power Co., Ltd.                           2,700            43
Kao Corp.                                                 1,000            23
Kawasaki Heavy Industries, Ltd.                           2,000(a)          3
Kawasaki Steel Corp.                                      6,000(a)          8
Keihin Electric Express Railway Co., Ltd.                 1,000             5
Keio Electric Railway Co., Ltd.                           1,000             5
Keyence Corp.                                               100            21
Kinki Nippon Railway Co., Ltd.                            9,000(a)         29
Kirin Brewery Co., Ltd.                                   3,000            21
Komatsu Ltd.                                              2,000             7
Konami Corp.                                                300             6
Konica Corp.                                              1,000             6
Kubota Corp.                                              3,000             9
Kuraray Co., Ltd.                                         1,000             7
Kyocera Corp.                                               400            29
Kyowa Hakko Kogyo Co., Ltd.                               1,000             5
Kyushu Electric Power Co., Inc.                             300             4
Marubeni Corp.                                            3,000(a)          3
Marui Co., Ltd.                                           1,000            13
Matsushita Communication Industrial Co.,
Ltd.                                                        200             8
Matsushita Electric Industrial Co., Ltd.                  5,000            68
Matsushita Electric Works Ltd.                            1,000             7
Meiji Seika Kaisha Ltd.                                   1,000             4
Meitec Corp.                                                100             3
Millea Holdings, Inc.                                         2(a)         16
Minebea Co., Ltd.                                         1,000             6
Mitsubishi Chemical Corp.                                 5,000(a)         12
Mitsubishi Corp.                                          3,000            22
Mitsubishi Electric Corp.                                 6,000(a)         27
Mitsubishi Estate Co., Ltd.                               4,000            33
Mitsubishi Heavy Industries Ltd.                         12,000            36
Mitsubishi Materials Corp.                                3,000(a)          6
Mitsubishi Rayon Co., Ltd.                                1,000             3

The accompanying notes are an integral part of the financial statements.

                                                                            VALUE
                                                         SHARES             (000)
---------------------------------------------------------------------------------
JAPAN (CONT'D)
Mitsubishi Tokyo Finance Group, Inc.                          4           27
Mitsui & Co., Ltd.                                        4,000           27
Mitsui Chemicals, Inc.                                    1,000            5
Mitsui Fudosan Co., Ltd.                                  2,000           18
Mitsui Mining & Smelting Co., Ltd.                        1,000            3
Mitsui Sumitomo Insurance Co., Ltd.                       3,000           16
Mitsui Trust Holdings, Inc.                               3,502            7
Mitsukoshi                                                1,000            3
Mizuho Holding, Inc.                                          7           16
Murata Manufacturing Co., Ltd.                              500            3
NEC Corp.                                                 3,000           21
NGK Insulators Ltd.                                       1,000            8
Nidec Corp.                                                 100            7
Nikko Cordial Corp.                                       1,000            5
Nikon Corp.                                               1,000           11
Nintendo Corp., Ltd.                                        300           44
Nippon Express Co., Ltd.                                  4,000           21
Nippon Mitsubishi Oil Corp.                               6,000           31
Nippon Sheet Glass Co., Ltd.                              1,000            3
Nippon Steel Corp.                                       19,000           30
Nippon Telegraph & Telephone Corp.                           18           74
Nippon Unipac Holding                                         2           12
Nippon Yusen Kabushiki Kaisha                             3,000           10
Nissan Motors Co., Ltd.                                   5,000           35
Nisshin Flour Milling Co., Ltd.                           1,000            7
Nissin Food Products Co., Ltd.                              200            4
Nitto Denko Corp.                                           400           13
NKK Corp.                                                 7,000(a)         7
Nomura Securities Co., Ltd.                               5,000           74
NSK Ltd.                                                  2,000            8
NTN Corp.                                                 1,000            4
NTT Data Corp.                                                2            8
NTT Docomo, Inc.                                             25           62
Obayashi Corp., Inc.                                      2,000            6
Oji Paper Co., Ltd.                                       4,000           23
Oki Electric Industry Co., Ltd.                           1,000(a)         2
Olympus Optical Co., Ltd.                                 1,000           14
Omron Corp.                                               1,000           15
Oriental Land Co., Ltd.                                     200           14
Orix Corp.                                                  200           16
Osaka Gas Co., Ltd.                                       6,000           14
Pioneer Corp.                                               300            5
Promise Co., Ltd.                                           300           15
Ricoh Co., Ltd.                                           1,000           17
Rohm Co., Ltd.                                              200           30
Sankyo Co., Ltd.                                          1,000           14
Sanyo Electric Co., Ltd.                                  5,000           22
Secom Co., Ltd.                                             500           25
Sega Corp.                                                  300(a)         7
Sekisui Chemical Co., Ltd.                                1,000            3
Sekisui House Co., Ltd.                                   2,000           15
Seven Eleven Japan Co., Ltd.                              1,000           39
Sharp Corp.                                               3,000           38
Shimamura Co., Ltd.                                         100            8
Shimano, Inc.                                               200            3
Shimizu Corp.                                             1,000            3
Shin-Etsu Chemical Co., Ltd.                              1,100           47
Shionogi & Co.                                            1,000           13
Shiseido Co., Ltd.                                        1,000           13
Shizuoka Bank Ltd.                                        1,000            6
Showa Denko KK                                            2,000(a)         3
Showa Shell Sekiyu KK                                     1,000            6
SMC Corp.                                                   200           24
Softbank Corp.                                              700           10
Sony Corp.                                                2,200          116
Sumitomo Bank                                             4,000           20
Sumitomo Chemical Co., Ltd.                               3,000           14
Sumitomo Corp.                                            2,000           12
Sumitomo Electric Industries Ltd.                         2,000           14
Sumitomo Metal Industries Ltd.                            8,000            4
Sumitomo Metal Mining Co., Ltd.                           1,000(a)         5
Sumitomo Trust & Banking Co., Ltd. (The)                  1,000            5
Taiheiyo Cement Corp.                                     2,000            4
Taisei Corp.                                              2,000            5
Taisho Pharmaceutical Co., Ltd.                           1,000           15
Takashimaya Co.                                           1,000            6
Takeda Chemical Industries Ltd.                           2,000           88
Takefuji Corp.                                              285           20
TDK Corp.                                                   300           14
Teijin Ltd.                                               2,000            7
Teikoku Oil Co., Ltd.                                     1,000            4
Terumo Corp.                                                500            7
THK Co., Ltd.                                               100            2
TIS, Inc.                                                    50            1
Tobu Railway Co., Ltd.                                    2,000            6
Toho Co., Ltd.                                            1,100           13
Tohoku Electric Power Co., Ltd.                           2,500           35
Tokyo Electric Power Co., Inc.                            3,900           80
Tokyo Electron Ltd.                                         300           20
Tokyo Gas Co.                                             6,000           17
Tokyu Corp.                                               3,000           12
Toppan Printing Co., Ltd.                                 2,000           21
Toray Industries, Inc.                                    3,000            8
Toshiba Corp.                                             6,000(a)        24
Tosoh Corp.                                               1,000            3
Tostem Corp.                                              1,000           17
Toto Ltd.                                                 1,000            5
Toyota Industries Corp.                                     100            2
Toyota Motor Corp.                                        6,100          162
Ube Industries Ltd.                                       1,000(a)         2
UFJ Holdings, Inc.                                            1            2
Uni-Charm Corp.                                             100            4
West Japan Railway Co.                                        1            4
World Co., Ltd.                                             100            3
Yamanouchi Pharmaceutical Co.                             1,000           26

The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                            VALUE
                                                         SHARES             (000)
---------------------------------------------------------------------------------
JAPAN (CONT'D)
Yamato Transport Co., Ltd.                                1,000           18
Yokogawa Electric Corp.                                   1,000            8
---------------------------------------------------------------------------------
                                                                       3,405
=================================================================================
LUXEMBOURG (0.1%)
Arcelor (Brussels)                                          296            4
Arcelor (Paris)                                             503(a)         7
---------------------------------------------------------------------------------
                                                                          11
=================================================================================
NETHERLANDS (6.8%)
ABN AMRO Holdings N.V.                                    1,981           36
Aegon N.V.                                                1,878           39
Akzo Nobel N.V.                                             654           29
ASML Holding N.V.                                           367(a)         6
Buhrmann N.V.                                               196            2
Corio N.V.                                                  546           14
Reed Elsevier N.V.                                        1,542           21
Eurocommercial Properties N.V.                              478            9
Getronics N.V.                                              315(a)         1
Hagemeyer N.V.                                              262            4
Heineken N.V.                                             2,208           97
ING Groep N.V.                                            2,012           52
Koninklijke (Royal) KPN N.V.                              1,465(a)         7
Koninklijke (Royal) Philips Electronics N.V.              2,987           84
Koninklijke Ahold N.V.                                    1,583           33
Rodamco Europe N.V.                                         590           25
Royal Dutch Petroleum Co.                                 6,919          387
TNT Post Group N.V.                                       1,131           26
Unilever N.V.                                             4,038          265
Vedior N.V.                                                 240            3
Wereldhave N.V.                                             175           10
Wolters Kluwer N.V.                                         679           13
---------------------------------------------------------------------------------
                                                                       1,163
=================================================================================
NEW ZEALAND (0.0%)
Carter Holt Harvey Ltd.                                   1,262            1
Telecom Corp. of New Zealand Ltd.                           520            1
---------------------------------------------------------------------------------
                                                                           2
=================================================================================
NORWAY (0.3%)
Norsk Hydro ASA                                             715           34
Norske Skogindustrier ASA                                   300            6
Orkla ASA, Class A                                          200            4
Tandberg ASA                                                100            1
---------------------------------------------------------------------------------
                                                                          45
=================================================================================
PORTUGAL (0.3%)
Banco Comercial Portugues S.A.                            1,400            5
Electricidade de Portugal S.A.                           11,224           22
Portugal Telecom S.A.                                     4,432           31
---------------------------------------------------------------------------------
                                                                          58
=================================================================================
SINGAPORE (1.0%)
Capitaland Ltd.                                           5,000            4
Chartered Semiconductor Manufacturing Ltd.                1,000(a)         2
City Developments Ltd.                                    2,000            6
Cycle & Carriage Ltd.                                     1,000            3
DBS Group Holdings Ltd.                                   4,000           28
Fraser & Neave Ltd.                                         900            4
Keppel Corp., Ltd.                                        2,000            5
Neptune Orient Lines Ltd.                                 3,000(a)         2
Oversea-Chinese Banking Corp., Ltd.                       3,200           21
Sembcorp Industries Ltd.                                  4,000            3
Singapore Airlines Ltd.                                   3,000           22
Singapore Press Holdings Ltd.                             1,000           11
Singapore Technologies Engineering Ltd.                   7,000            8
Singapore Telecommunications Ltd.                        19,900           15
United Overseas Bank Ltd.                                 4,168           30
United Overseas Land Ltd.                                 2,000            2
Venture Manufacturing Ltd.                                1,000            8
---------------------------------------------------------------------------------
                                                                         174
=================================================================================
SPAIN (2.2%)
Acerinox S.A.                                               126            5
Actividades de Construccion y Servicios S.A.                125            4
Aguas de Barcelona S.A.                                     318            4
Altadis S.A.                                                386            8
Autopistas Concesionaria Espanola                           487            5
Banco Bilbao Vizcaya Argentaria S.A.                      5,581           63
Banco Santander Central Hispano S.A.                      7,153           57
Corporacion Mapfre S.A.                                     315            3
Endesa S.A.                                               2,033           30
Fomento de Construcciones y Contratas S.A.                  182            4
Gas Natural SDG S.A.                                        842           16
Grupo Dragados S.A.                                         292            5
Iberdrola S.A.                                            1,682           25
Inmobiliaria Colonial S.A.                                1,075           15
Metrovacesa S.A.                                          1,080           23
Repsol YPF S.A.                                           2,437           29
Telefonica S.A.                                           4,728(a)        40
TelePizza S.A.                                              700(a)         1
Union Fenosa S.A.                                           502            9
Vallehermoso S.A.                                         2,789           27
---------------------------------------------------------------------------------
                                                                         373
=================================================================================
SWEDEN (1.8%)
Atlas Copco AB, Class A                                     200            5
Atlas Copco AB, Class B                                     200            5
Castellum AB                                                510            7
Electrolux AB, Series B                                     900           18
Ericsson AB                                               6,100(a)         9
Hennes & Mauritz AB, Class B                              2,700           54
Holmen AB                                                   100            3
JM AB, Class B                                              340            9
Nordea AB                                                 4,912           27
OM AB                                                       200            1
S.K.F. AB, Class B                                          200            5
Sandvik AB                                                  900           23
SCA AB, Class B                                             550           20
Securitas AB, Class B                                     1,100           23

The accompanying notes are an integral part of the financial statements.

                                                                            VALUE
                                                         SHARES             (000)
---------------------------------------------------------------------------------
SWEDEN (CONT'D)
Skandia Forsakrings AB                                    3,200           15
Skandinaviska Enskilda Banken, Class A                      900            9
Skanska AB, Class B                                         900            6
SSAB, Series A                                              200            3
Svenska Handelsbanken, Class A                            1,250           19
Swedish Match AB                                          1,100            9
Tele2 AB, Class B                                            25(a)        --@
Telia AB                                                  3,050            8
Trelleborg AB, Class B                                      500            5
Volvo AB, Class A                                           200            4
Volvo AB, Class B                                           700           15
WM- Data AB, Class B                                      1,100            2
---------------------------------------------------------------------------------
                                                                         304
=================================================================================
SWITZERLAND (5.8%)
ABB Ltd.                                                    988(a)         9
Adecco S.A.                                                 300           18
CIBA Speciality Chemicals AG (Registered)                   200           16
Clariant AG (Registered)                                    300            7
Credit Suisse Group (Registered)                          1,400(a)        45
Givaudan (Registered)                                        14            6
Holcim Ltd., Class B                                         25            6
Logitech International S.A.                                  40(a)         2
Lonza Group AG (Registered)                                 100            8
Nestle S.A. (Registered)                                  1,230          288
Novartis AG (Registered)                                  5,520          244
Roche Holding AG                                            450           51
Roche Holding AG (Registered)                             1,400          106
SGS Societe Generale Surveillance Holding
S.A.                                                         10            3
Centerpulse AG (Registered)                                  10(a)         2
Swatch Group AG (Registered)                                100            2
Swatch Group AG, Class B                                    100            9
Swiss Reinsurance (Registered)                              300           29
Swisscom AG (Registered)                                    100           29
Syngenta AG                                                 276           17
UBS AG (Registered)                                       1,453(a)        73
Valora Holding AG (Registered)                               10            2
Zurich Financial Services AG                                 82           17
---------------------------------------------------------------------------------
                                                                         989
=================================================================================
UNITED KINGDOM (24.0%)
3i Group plc                                              1,128           12
Amvescap plc                                              1,076            9
ARM Holdings plc                                            851(a)         2
AstraZeneca plc                                           5,351          223
BAA plc                                                   3,035           28
BAE Systems plc                                           7,920           41
Barclays plc                                             13,560          115
BG Group plc                                             10,335           45
BHP Billiton plc                                          4,985           27
BOC Group plc                                             1,126           18
Boots Co. plc                                             2,131           21
BP plc                                                   71,690          605
BPB Industries plc                                        1,121            6
Brambles Industries plc                                   1,826            9
British Airways plc                                       4,152(a)        12
British American Tobacco plc                              9,219          100
British Land Co. plc                                      4,240           36
British Sky Broadcasting plc                              3,197(a)        31
BT Group plc                                             24,715(a)        95
Bunzl plc                                                 1,049            8
Cadbury Schweppes plc                                     8,003           60
Canary Wharf Group plc                                    5,084(a)        35
Capita Group plc                                          2,545           12
Carlton Communications plc                                1,070            3
Centrica plc                                              9,829           31
CGNU plc                                                  4,504           36
Chelsfield plc                                            2,942           14
Compass Group plc                                         6,108           37
Corus Group plc                                           7,196(a)         9
Derwent Valley Holdings plc                                 500            6
Diageo plc                                               14,110          184
Dixons Group plc                                          4,776           14
EMI Group plc                                             1,365            5
GKN plc                                                   1,826            9
GlaxoSmithKline plc                                      22,736          494
Granada plc                                               4,787            8
Grantchester Holdings plc                                 2,772            9
GUS plc                                                   3,063           28
Hammerson plc                                             1,170           10
Hanson plc                                                1,704           12
Hays plc                                                  4,850           11
HBOS plc                                                  6,151           67
Hilton Group plc                                          5,912           21
HSBC Holdings plc                                        18,500          214
Imperial Chemical Industries plc                          2,712           13
International Power plc                                   2,082(a)         5
Invensys plc                                             11,665           16
Johnson Matthey plc                                         516            8
Kingfisher plc                                            3,325           16
Land Securities plc                                       2,486           33
Lattice Group plc                                        10,335           27
Legal & General Group plc                                11,199           22
Lloyds TSB Group plc                                     10,753          108
Logica plc                                                  736            2
Marks & Spencer plc                                       6,372           36
Misys plc                                                 1,345            5
National Grid Group plc                                   3,891           28
Nycomed Amersham plc                                      1,824           16
P&O Princess Cruises plc                                  1,650           11
Pearson plc                                               1,377           14
Peninsular & Oriental Steam Navigation Co.
(The)                                                     1,650            6
Pillar Property plc                                       1,000            6
Prudential Corp. plc                                      3,661           34

The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                            VALUE
                                                         SHARES             (000)
---------------------------------------------------------------------------------
UNITED KINGDOM (CONT'D)
Reed International plc                                    2,179           21
Rentokil Initial plc                                      5,344           22
Reuters Group plc                                         2,473           13
Rexam plc                                                   987            6
Rio Tinto plc                                             2,398           44
RMC Group plc                                               650            7
Royal Bank of Scotland Group plc                          5,195          148
Sage Group (The) plc                                      2,469            6
Sainsbury (J) plc                                         4,989           27
Schroders plc                                               586            5
Scottish & Newcastle plc                                    356            3
Scottish & Southern Energy plc                              810            8
ScottishPower plc                                         4,847           26
Shell Transport & Trading Co. plc                        15,533          118
Six Continents plc                                        3,118           32
Slough Estates plc                                        1,310            7
Smith & Nephew plc                                        1,438            8
Spirent plc                                                 683            1
SSL International plc                                        48           --@
Tate & Lyle plc                                             922            5
Tesco plc                                                18,293           67
Unilever plc                                             11,890          109
United Utilities plc                                      1,987           19
Vodafone Group plc                                      146,971          203
WPP Group plc                                             1,942           16
---------------------------------------------------------------------------------
                                                                       4,099
=================================================================================
TOTAL COMMON STOCKS (COST $16,383)                                    14,570
=================================================================================
PREFERRED STOCKS (0.1%)
AUSTRALIA (0.1%)
News Corp., Ltd. (Limited Voting)                         2,115           10
---------------------------------------------------------------------------------
GERMANY (0.0%)
Volkswagen AG (Non-Voting)                                   50            2
---------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $18)                                         12
=================================================================================
                                                          NO. OF
                                                        WARRANTS
WARRANTS (0.0%)
FRANCE (0.0%)
Simco-CTF De Valeur Garant,
expiring 10/31/03 (COST $--@)                               30(a)           --@
=================================================================================
                                                            FACE
                                                          AMOUNT
                                                           (000)
SHORT-TERM INVESTMENT (9.4%)
REPURCHASE AGREEMENT (9.4%)
J.P. Morgan Securities Inc., 1.95%,
dated 6/28/02, due 7/01/02
(COST $1,616)                                         $ 1,616(b)         1,616
=================================================================================

                                                 FACE
                                               AMOUNT                  VALUE
                                                (000)                  (000)
FOREIGN CURRENCY (0.9%)
Australian Dollar                            AUD             5  $          3
British Pound                                GBP            25            38
Danish Krone                                 DKK             5             1
Euro                                         EUR            78            77
Hong Kong Dollar                             HKD            71             9
Norwegian Krone                              NOK             7             1
Singapore Dollar                             SGD             9             5
Swedish Krona                                SEK            71             8
Swiss Franc                                  CHF            13             9
---------------------------------------------------------------------------------
TOTAL FOREIGN CURRENCY (COST $150)                                       151
=================================================================================
TOTAL INVESTMENTS (95.7%) (COST $18,167)                              16,349
=================================================================================
                                                        AMOUNT
                                                         (000)
OTHER ASSETS (4.7%)
Due from Broker                                        $   449
Receivable for Investments Sold                            244
Net Unrealized Gain on Foreign Currency
Exchange Contracts                                          73
Foreign Withholding Tax Reclaim Receivable                  19
Dividends Receivable                                        15           800
=================================================================================
LIABILITIES (-0.4%)
Shareholder Reporting Fees Payable                         (26)
Bank Overdraft Payable                                     (11)
Custodian Fees Payable                                     (10)
Professional Fees Payable                                   (6)
Investment Advisory Fees Payable                            (6)
Administrative Fees Payable                                 (5)          (64)
=================================================================================
NET ASSETS (100%)                                                    $17,085
=================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
Applicable to 2,258,744 outstanding $0.001 par value
shares (authorized 500,000,000 shares)                          $       7.56
=================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                      $20,988
Undistributed Net Investment Income (Loss)                                67
Accumulated Net Realized Gain (Loss)                                  (2,276)
Unrealized Appreciation (Depreciation) on Investments,
Foreign Currency Translations and Futures                             (1,694)
---------------------------------------------------------------------------------
Net Assets                                                           $17,085
=================================================================================

The accompanying notes are an integral part of the financial statements.

(a) --- Non-income producing security

(b) --- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

@ --- Value is less than $500.

AUD -- Australian Dollar

CHF --- Swiss Franc

DKK -- Danish Krone

EUR --- Euro

GBP --- British Pound

HKD --- Hong Kong Dollar

JPY --- Japanese Yen

NOK --- Norwegian Krone

RNC --- Non-Convertible Savings Shares

SEK --- Swedish Krona

SGD --- Singapore Dollar


FUTURES CONTRACTS:
   The Portfolio had the following futures contract(s) open at period end:

                                                                             NET
                                                                      UNREALIZED
                                            NOTIONAL                        GAIN
                               NUMBER OF       VALUE   EXPIRATION         (LOSS)
                               CONTRACTS       (000)         DATE          (000)
---------------------------------------------------------------------------------
LONG:
DAX Index                              4   $     439      Sep-02             $10
DJ Euro Stoxx Index                    4         564      Sep-02               3
FTSE 100 Index                         5         356      Sep-02               5
MIB 30 Index                           2         278      Sep-02               4
IBEX 35 Index                          2         137      Jul-02              (3)
MSCI Singapore Index                   6         132      Jul-02               2
SPI 200 Index                          4         180      Sep-02              --@
---------------------------------------------------------------------------------
SHORT:
Hang Seng Index                        2         136      Jul-02             (3)
Topix Index                            2         170      Sep-02              13
                                                                           ------
                                                                             $31
---------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

   The Portfolio had the following foreign currency exchange contract(s) open at period end:

  CURRENCY                                           IN                                NET
     TO                                            EXCHANGE                     UNREALIZED
   DELIVER             VALUE   SETTLEMENT            FOR           VALUE       GAIN (LOSS)
    (000)              (000)      DATE              (000)          (000)             (000)
------------------------------------------------------------------------------------------
AUD         4     $        2     9/12/02       US$           2   $          2       $   --@
EUR       332            328     9/12/02       US$         312            312          (16)
EUR     1,220          1,206     9/12/02       US$       1,146          1,146          (60)
EUR       289            286     9/12/02       US$         272            272          (14)
EUR       161            159     9/12/02       US$         156            156           (3)
GBP         2              3     7/02/02       US$           3              3           --@
GBP       789          1,203     9/12/02       US$       1,149          1,149          (54)
GBP        27             42     9/12/02       US$          41             41           (1)
JPY   149,811          1,257     9/12/02       US$       1,200          1,200          (57)
JPY    29,849            251     9/12/02       US$         241            241          (10)
JPY    23,888            201     9/12/02       US$         193            193           (8)
SGD        15              8     9/12/02       US$           8              8           --@
SGD         5              3     9/12/02       US$           3              3           --@
US$        88             88     9/12/02       AUD         157             88           --@
US$       106            106     9/12/02       AUD         188            105           (1)
US$       172            172     9/12/02       EUR         183            181            9
US$       457            457     9/12/02       EUR         487            481           24
US$     2,170          2,170     9/12/02       EUR       2,308          2,282          112
US$       410            410     9/12/02       EUR         425            420           10
US$        24             24     9/12/02       GBP          16             25            1
US$       631            631     9/12/02       GBP         433            660           29
US$       360            360     9/12/02       GBP         248            377           17
US$       509            509     9/12/02       GBP         350            533           24
US$       477            477     9/12/02       JPY      59,514            500           23
US$       262            262     9/12/02       JPY      32,653            274           12
US$       307            307     9/12/02       JPY      38,317            322           15
US$       339            339     9/12/02       JPY      42,237            355           16
US$        76             76     9/12/02       JPY       9,371             79            3
US$       149            149     9/12/02       SGD         267            151            2
------------------------------------------------------------------------------------------
                    $ 11,486                                          $11,559       $   73
==========================================================================================

The accompanying notes are an integral part  of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
         CLASSIFICATION -- JUNE 30, 2002

                                                                  PERCENT
                                                     VALUE         OF NET
INDUSTRY                                             (000)         ASSETS
-------------------------------------------------------------------------
Automobiles                                           $319           1.9%
Banks                                                1,221           7.2
Chemicals                                              372           2.0
Beverages                                              345           2.0
Commercial Services & Supplies                         182           1.1
Communications Equipment                               245           1.4
Diversified Financials                                 455           2.7
Diversified Telecommunication Services                 420           2.5
Electric Utilities                                     524           3.1
Electronic Equipment & Instruments                     169           1.0
Food & Drug Retailing                                  286           1.7
Food Products                                          859           5.0
Household Products                                     466           2.7
Road & Rail                                            168           1.0
Industrial Conglomerates                               161           1.0
Insurance                                              438           2.6
Machinery                                              262           1.5
Media                                                  284           1.7
Metals & Mining                                        233           1.4
Oil & Gas                                            1,698           9.9
Pharmaceuticals                                      1,577           9.2
Real Estate                                            692           4.0
Wireless Telecommunication Services                    338           2.0
Other                                                4,635          27.1
-------------------------------------------------------------------------
                                                   $16,349          95.7%
=========================================================================

The accompanying notes are an integral part of the financial statements.

                                                                                                                 SIX MONTHS ENDED
                                                                                                                    JUNE 30, 2002
STATEMENT OF OPERATIONS                                                                                               (UNAUDITED)
                                                                                                                            (000)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of $16 foreign taxes withheld)                                                                      $        179
Interest                                                                                                                      6
---------------------------------------------------------------------------------------------------------------------------------
Total Income                                                                                                                185
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment Advisory Fees                                                                                                     66
Less: Fees Waived                                                                                                           (61)
                                                                                                                            -----
Net Investment Advisory Fees                                                                                                  5
Custodian Fees                                                                                                               38
Administrative Fees                                                                                                          22
Professional Fees                                                                                                            12
Shareholder Reporting                                                                                                        11
Directors' Fees and Expenses                                                                                                  1
Other                                                                                                                         5
---------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                                                                 94
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                                                                 91
---------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
Investments Sold                                                                                                           (364)
Foreign Currency Transactions                                                                                               105
Futures Contracts                                                                                                          (281)
---------------------------------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss)                                                                                                   (540)
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments                                                                                                                 354
Foreign Currency Transactions                                                                                                49
Futures Contracts                                                                                                           (17)
---------------------------------------------------------------------------------------------------------------------------------
Change in Unrealized Appreciation (Depreciation)                                                                            386
---------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                              (154)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                                    $        (63)
=================================================================================================================================

                                                                                    SIX MONTHS ENDED
                                                                                       JUNE 30, 2002                    YEAR ENDED
STATEMENT OF CHANGES IN NET ASSETS                                                       (UNAUDITED)             DECEMBER 31, 2001
                                                                                               (000)                         (000)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net Investment Income (Loss)                                                           $          91                $         142
Net Realized Gain (Loss)                                                                        (540)                      (1,432)
Change in Unrealized Appreciation (Depreciation)                                                 386                       (1,640)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                                  (63)                      (2,930)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
Net Investment Income                                                                             --                         (287)
Net Realized Gain                                                                                 --                           (2)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                               --                         (289)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
Subscriptions                                                                                 13,777                       51,486
Distributions Reinvested                                                                          --                          150
Redemptions                                                                                  (12,216)                     (46,529)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions                1,561                        5,107
----------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                                                        1,498                        1,888
NET ASSETS:
Beginning of Period                                                                           15,587                       13,699
----------------------------------------------------------------------------------------------------------------------------------
End of Period (including undistributed net investment income (loss) of $67
  and $(24), respectively)                                                             $      17,085                $      15,587
----------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
Shares Subscribed                                                                              1,849                        6,140
Shares Issued on Distributions Reinvested                                                         --                           20
Shares Redeemed                                                                               (1,631)                      (5,531)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Capital Shares Outstanding                                            218                          629
==================================================================================================================================

The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
FINANCIAL HIGHLIGHTS

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS

                                                            SIX MONTHS ENDED   YEAR ENDED DECEMBER 31,          PERIOD FROM
                                                               JUNE 30, 2002   -----------------------  SEPTEMBER 20, 1999*
                                                                 (UNAUDITED)       2001         2000     TO DECEMBER 31, 1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $ 7.64        $  9.70      $ 11.74            $ 10.00
---------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                         0.04           0.07         0.10               0.02
Net Realized and Unrealized Gain (Loss)                             (0.12)         (1.99)       (1.73)              1.75
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    (0.08)         (1.92)       (1.63)              1.77
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
Net Investment Income                                                  --          (0.14)       (0.03)             (0.03)
Net Realized Gain                                                      --          (0.00)+      (0.38)                --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                    --          (0.14)       (0.41)             (0.03)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $ 7.56        $  7.64      $  9.70            $ 11.74
===========================================================================================================================
TOTAL RETURN                                                        (1.05)%++     (19.81)%     (13.98)%            17.74%++
===========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                 $17,085        $15,587      $13,699            $12,316
Ratio of Expenses to Average Net Assets                              1.15%**        1.15%        1.15%              1.15%**
Ratio of Net Investment Income (Loss) to Average Net Assets          1.11%**        0.97%        1.03%              0.82%**
Portfolio Turnover Rate                                                10%++          32%          65%                19%++
---------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
Per Share Benefit to Net Investment Income (Loss)                  $ 0.03         $ 0.04       $ 0.08            $  0.04
Ratios Before Expense Limitation:
Expenses to Average Net Assets                                       1.89%**        1.68%        2.06%              2.63%**
Net Investment Income (Loss) to Average Net Assets                   0.37%**        0.44%        0.14%             (0.66)%**
---------------------------------------------------------------------------------------------------------------------------

 *   Commencement of operations

 **  Annualized

 +   Amount is less than $0.005 per share

 ++  Not annualized

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Active International Allocation Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the Adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

    Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT - JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

    period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

    Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Statement of Net Assets.

 5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 6. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from (to) broker is comprised of initial margin and variation margin, as stated in the Statement of Net Assets.

    Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

    The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

    Permanent book and tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

    Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                  FROM $500
                                 FIRST $500      MILLION TO       MORE THAN
PORTFOLIO                           MILLION      $1 BILLION      $1 BILLION
---------------------------------------------------------------------------
Active International Allocation      0.80%          0.75%            0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest expense and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. DIRECTORS' FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. The deferred fees payable under the Compensation Plan are included in Directors' Fees and Expenses Payable on the Statement of Net Assets.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT - JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

F. OTHER: At June 30, 2002, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio
(excluding foreign currency if applicable) were:

                                                                     NET
  COST             APPRECIATION         DEPRECIATION        DEPRECIATION
  (000)                   (000)                (000)               (000)
-------------------------------------------------------------------------
  $18,017             $749                $(2,568)              $(1,819)

For the six months ended June 30, 2002, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $3,381,000 and $1,352,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 2002.

At December 31, 2001, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $1,145,000 all of which will expire on December 31, 2009. To the extent that capital loss carryforwards are used to offset any future net a capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002 for U.S. Federal income tax purposes, post-October capital losses of $335,000.

The realized gain distribution amount shown in the Statement of Changes in Net Assets for the year ended December 31, 2001 includes short-term realized gains which are treated as ordinary income for tax purposes of $2,000.

At June 30, 2002, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.

DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD
CHAIRMAN AND DIRECTOR, MORGAN STANLEY INVESTMENT MANAGEMENT
INC. AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED;
MANAGING DIRECTOR, MORGAN STANLEY & CO.

John D. Barrett II
CHAIRMAN AND DIRECTOR,
BARRETT ASSOCIATES, INC.

Thomas P. Gerrity
PROFESSOR OF MANAGEMENT,
WHARTON SCHOOL OF BUSINESS, UNIVERSITY OF PENNSYLVANIA

Gerard E. Jones
OF COUNSEL, SHIPMAN & GOODWIN LLP

Joseph J. Kearns
INVESTMENT CONSULTANT

Vincent R. McLean
FORMERLY EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER
AND DIRECTOR, SPERRY CORPORATION

C. Oscar Morong, Jr.
MANAGING DIRECTOR,
MORONG CAPITAL MANAGEMENT

William G. Morton, Jr.
CHAIRMAN EMERITUS,
BOSTON STOCK EXCHANGE

Michael Nugent
GENERAL PARTNER,
TRIUMPH CAPITAL, LP

Fergus Reid
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
LUMELITE PLASTICS CORPORATION

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS
Ronald E. Robison
PRESIDENT AND DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Lorraine Truten
VICE PRESIDENT

James W. Garrett
TREASURER

Mary E. Mullin
SECRETARY

Belinda A. Brady
ASSISTANT TREASURER

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Mayer, Brown, Rowe & Maw
1675 Broadway
New York, New York 10019-5820

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

[MORGAN STANLEY LOGO]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT -- JUNE 30, 2002

EMERGING MARKETS DEBT PORTFOLIO

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

SEMI-ANNUAL REPORT -- JUNE 30, 2002 (UNAUDITED)

EMERGING MARKETS DEBT PORTFOLIO

COMPOSITION OF NET ASSETS

[CHART]

Mexico              21.3%
Brazil              16.7
Russia              15.7
Malaysia             4.5
Venezuela            4.0
Other               37.8

PERFORMANCE COMPARED TO THE J.P. MORGAN EMERGING MARKETS BOND GLOBAL INDEX

                                    TOTAL RETURNS(2)
                   -------------------------------------------------------------
                                             AVERAGE           AVERAGE
                                              ANNUAL            ANNUAL
                                    ONE         FIVE             SINCE
                    YTD            YEAR        YEARS      INCEPTION(3)
--------------------------------------------------------------------------------
Portfolio           0.14%          5.23%      2.77%           2.75%
Index(1)            0.91          (3.34)      5.50            5.34

(1) The J.P. Morgan Emerging Markets Bond Global Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for over 30 emerging market countries.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on June 16, 1997.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Yields will fluctuate as market conditions change.

The Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

For the six months ended June 30, 2002, the Portfolio had a total return of 0.14% compared to 0.91% for the J.P. Morgan Emerging Markets Bond Global Index (the "Index"). The Portfolio's 30-day SEC yield at June 30, 2002, was 7.81%.

MARKET REVIEW

After a strong first quarter, political uncertainty in Brazil coupled with rising global risk aversion led to a significant sell off in the emerging markets debt (EMD) asset class during May and June. The pace of economic activity in the U.S. moderated after a robust first quarter as investors wondered whether the U.S. economy was about to enter a prolonged period of slow growth. Global equity and credit markets reacted negatively to the reduced expectations for global growth and the negative sentiment was exacerbated by accounting scandals in the U.S. The decline in the U.S. dollar during the quarter renewed fears about the ramifications of a disorderly adjustment in the level of the U.S. dollar.

Politics in Brazil was the focus of the market's attention over the last quarter, as Inacio Lula DaSilva, a populist leader with unorthodox economic views, maintained a strong lead in pre-election polls. Particularly in June and for much of the quarter, Brazilian assets led most Latin American credits lower, while most Asian and a number of Eastern European credits remained unaffected and posted positive returns. During the month of June, Brazilian policy makers took steps to calm Brazilian financial markets including drawing down an unused International Monetary Fund facility to bolster reserves, but political uncertainty overwhelmed the positive effects of these measures. To a lesser extent, political tension in Turkey and Ecuador also pushed the market lower. An overweight in Brazil for most of the second quarter, which was reduced to a neutral weighting by mid-June, was the main reason for the Portfolio's recent underperformance. In addition, an underweight in the higher quality Asian countries and South Africa also detracted from returns. Conversely, an underweight in Turkey and overweights in the Dominican Republic and Qatar, enhanced relative returns. An overweight in Indonesian assets and good security selection in Russia also bolstered returns during the quarter.

MARKET OUTLOOK

In the near-term, we expect political uncertainty in emerging markets to prevail as the electoral calendar is heavy during the second half of 2002. In addition, global financial markets will most likely remain nervous in expectation of additional accounting disclosures. If the damage to investor sentiment (both real and portfolio) and to corporate balance sheets leads to a permanent, rather than temporary, decrease in capital flows to emerging market countries, then undoubtedly, the risks in the EMD asset class have gone up. However, there is mounting evidence that the economic recovery in the U.S. and particularly in non-Japan Asia continues, albeit at a less robust pace. Small increases in Asian demand are likely to lead to large changes in global commodity prices, which would be very supportive for the more vulnerable emerging market credits and particularly for Latin America. Therefore, short-term prospects for emerging market countries looks uncertain while the medium-term prospects may actually look promising. These conflicting cross currents have led us to take a more neutral risk posture relative to the benchmark until we gain greater clarity on some of these issues.

July 2002

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS DEBT PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                     FACE
                                                   AMOUNT                  VALUE
                                                    (000)                  (000)
--------------------------------------------------------------------------------
DEBT INSTRUMENTS (96.8%)

ALGERIA (0.7%)
SOVEREIGN (0.7%)

Republic of Algeria, Loan
Agreement, Tranche 1,
7.188%, 3/31/10                             $         696          $         627
--------------------------------------------------------------------------------
ARGENTINA (2.7%)
SOVEREIGN (2.7%)

Republic of Argentina, Global
Bond, 11.375%, 3/15/10                              3,520                    669
Republic of Argentina, Global
Bond, 11.75%, 4/7/09                                1,930                    367
Republic of Argentina, Global
Bond, 11.75%, 6/15/15                               1,580                    272
Republic of Argentina, Par Bond,
6.00%, 3/31/23                                      2,560                  1,101
--------------------------------------------------------------------------------
                                                                           2,409
================================================================================
BRAZIL (16.7%)
SOVEREIGN (16.7%)

Federative Republic of Brazil,
Brady Bond,
3.125%, 4/15/12                                       730                    389
Federative Republic of Brazil, C
Bond, PIK, 8.00%, 4/15/14                           5,492                  3,474
Federative Republic of Brazil,
Debt Conversion Bond, Series
L, (Floating Rate),
3.125%, 4/15/12                                     5,050                  2,689
Federative Republic of Brazil,
Discount Z-L, (Floating Rate)
3.06%, 4/15/24                                      5,290                  3,134
Federative Republic of Brazil,
Global Bond,
8.875%, 4/15/24                                     6,760                  3,278
Federative Republic of Brazil,
Global Bond,
11.00%, 8/17/40                                       480                    274
Federative Republic of Brazil,
Series NMB, (Floating Rate),
3.125%, 4/15/09                                     2,259                  1,446
--------------------------------------------------------------------------------
                                                                          14,684
================================================================================
BULGARIA (1.8%)
SOVEREIGN (1.8%)

Republic of Bulgaria,
8.25%, 1/15/15                                        100                     99
Republic of Bulgaria,
8.25%, 1/15/15                                        741(a)                 737
Republic of Bulgaria, Front
Loaded Interest Reduction
Bond, Series A, (Floating
Rate) 2.81%, 7/28/12                                  850                    774
--------------------------------------------------------------------------------
                                                                           1,610
================================================================================
COLOMBIA (2.4%)
SOVEREIGN (2.4%)

Republic of Colombia,
Global Bond,
10.00%, 1/23/12                                     2,230                  2,105
--------------------------------------------------------------------------------
CROATIA (0.7%)
SOVEREIGN (0.7%)

Croatia, Series A, (Floating
Rate), 2.875%, 7/31/10 $                              595          $         593
--------------------------------------------------------------------------------
DOMINICAN REPUBLIC (2.7%)
SOVEREIGN (2.7%)

Dominican Republic,
9.50%, 9/27/06                                      1,760                  1,878
Dominican Republic,
9.50%, 9/27/06                                        490(a)                 516
--------------------------------------------------------------------------------
                                                                           2,394
================================================================================
ECUADOR (0.8%)
SOVEREIGN (0.8%)

Republic of Ecuador,
(Registered),
5.00%, 8/15/30                                      1,440(b)                 727
--------------------------------------------------------------------------------
INDONESIA (1.2%)
CORPORATE (1.2%)

Pindo Deli Finance Mauritius,
10.75%, 10/1/07                                     1,050(a,c)               242
Pindo Deli Finance Mauritius,
Yankee Bond,
10.75%, 10/1/07                                     1,170(c)                 269
Tjiwi Kimia International BV,
Global Bond,
13.25%, 8/1/01                                      1,030(c)                 247
Tjiwi Kimia Mauritius,
Yankee, 10.00%, 8/1/04                              1,180(c)                 283
--------------------------------------------------------------------------------
                                                                           1,041
================================================================================
IVORY COAST (1.0%)
SOVEREIGN (1.0%)

Ivory Coast, PDI, Series US,
2.00%, 3/29/18                                      1,264(b,c,d)             278
Ivory Coast, Series US-1,
2.00%, 3/29/18                                      3,080(b,c,d)             598
--------------------------------------------------------------------------------
                                                                             876
================================================================================
JAMAICA (1.0%)
SOVEREIGN (1.0%)

Govt. of Jamaica,
10.625%, 6/20/17                                      840                    890
--------------------------------------------------------------------------------
MALAYSIA (4.5%)
SOVEREIGN (4.5%)

Malaysia, Global Bond,
7.50%, 7/15/11                                      3,695                  3,926
--------------------------------------------------------------------------------
MEXICO (21.3%)
CORPORATE (3.9%)

Grupo Iusacell S.A. de C.V.,
14.25%, 12/1/06                                       450                    338
Petroleos Mexicanos
(Registered) 8.625%, 2/1/22                           100                     98
Petroleos Mexicanos,
8.625%, 2/1/22                                        830(a)                 811
Petroleos Mexicanos, Global
Bond, 9.125%, 10/13/10                                890                    934

    The accompanying notes are an integral part of the financial statements.

                                                     FACE
                                                   AMOUNT                  VALUE
                                                    (000)                  (000)
--------------------------------------------------------------------------------
MEXICO (CONT'D)

Petroleos Mexicanos, Yankee
Bond, Series P,
9.50%, 9/15/27U.S.                          $       1,150          $       1,251
--------------------------------------------------------------------------------
                                                                           3,432
================================================================================
SOVEREIGN (17.4%)

United Mexican States, Global
Bond, 10.375%, 2/17/09                                870                    996
United Mexican States, Global
Bond, 11.375%, 9/15/16                              3,775                  4,653
United Mexican States, Global
Bond, 11.50%, 5/15/26                               2,470                  3,133
United Mexican States,
Series A, 9.875%, 2/1/10                            5,890                  6,582
--------------------------------------------------------------------------------
                                                                          15,364
================================================================================
                                                                          18,796
================================================================================
MOROCCO (2.4%)
SOVEREIGN (2.4%)

Kingdom of Morocco,
Reconstruction &
Consolidation Agreement,
Series A, (Floating Rate),
2.75%, 1/5/09                                       2,438                  2,157
--------------------------------------------------------------------------------
NIGERIA (0.9%)
SOVEREIGN (0.9%)

Nigeria, Par Bond,
6.25%, 11/15/20                                       750                    501
Nigeria, Promissory Notes,
5.092%, 1/5/10                                        690                    248
--------------------------------------------------------------------------------
                                                                             749
================================================================================
PANAMA (2.1%)
SOVEREIGN (2.1%)

Republic of Panama,
9.375%, 4/1/29                                        450                    450
Republic of Panama, Global
Bonds, 9.625%, 2/8/11                               1,055                  1,023
Republic of Panama, PDI, PIK,
(Floating Rate),
2.625%, 7/17/16                                       515                    387
--------------------------------------------------------------------------------
                                                                           1,860
================================================================================
PERU (2.9%)
SOVEREIGN (2.9%)

Republic of Peru Front Loaded
Interest, 4.00%, 3/7/17                             1,700(b)               1,122
Republic of Peru, PDI,
4.50%, 3/7/17                                       1,990(b)               1,433
--------------------------------------------------------------------------------
                                                                           2,555
================================================================================
PHILIPPINES (3.1%)
SOVEREIGN (3.1%)

Republic of Philippines,
8.375%, 3/12/09                                     1,280                  1,275
Republic of Philippines,
9.375%, 1/18/17                                     1,470                  1,499
--------------------------------------------------------------------------------
                                                                           2,774
================================================================================
POLAND (0.1%)
CORPORATE (0.1%)

Netia Holdings, Series B,
13.125%, 6/15/09                            $         500          $          80
--------------------------------------------------------------------------------
QATAR (1.7%)
SOVEREIGN (1.7%)

State of Qatar, (Registered),
9.75%, 6/15/30                                      1,240                  1,508
--------------------------------------------------------------------------------
RUSSIA (15.7%)
SOVEREIGN (15.7%)
Russian Federation,
5.00%, 3/31/30                                      4,340(b)               3,014
Russian Federation,
5.00%, 3/31/30                                        680(a,b)               472
Russian Federation,
(Registered),
10.00%, 6/26/07                                     2,660                  2,818
Russian Federation,
(Registered),
12.75%, 6/24/28                                     4,650                  5,592
Russian Federation (Techmas),
Foreign Trade Obligation NPL                           83(c,d)                68
Russian Federation, Foreign
Trade Obligation NPL                                  789(c,d)               612
Russian Federation
(Sojuzzdravexport), Foreign
Trade Obligation NPL                                  900(c,d)               687
                                                        9(c,d)                 7
                                                      178(c,d)               138
Russian Federation,
(Vneshposyltorg), Foreign
Trade Obligation NPL                                   73(c,d)                56
Russian Federation (Tekser
Insatt), Foreign Trade
Obligation NPL                                        487(c,d)               374
--------------------------------------------------------------------------------
                                                                          13,838
================================================================================
SOUTH KOREA (3.6%)
CORPORATE (1.9%)

Korea Electric Power Corp.,
7.75%, 4/1/13                                         550                    611
Korea Electric Power Corp.,
Global Bond,
6.375%, 12/1/03                                     1,030                  1,074
--------------------------------------------------------------------------------
                                                                           1,685
================================================================================
SOVEREIGN (1.7%)

Republic of South Korea,
8.875%, 4/15/08                                       100                    119
Republic of South Korea, Global
Bond, 8.875%, 4/15/08                               1,175                  1,394
--------------------------------------------------------------------------------
                                                                           1,513
================================================================================
                                                                           3,198
================================================================================
TUNISIA (1.4%)
CORPORATE (1.4%)

Banque Centrale De Tunisie
7.375%, 4/25/12                                     1,260                  1,216
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS DEBT PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS (CONT'D)

                                                     FACE
                                                   AMOUNT                  VALUE
                                                    (000)                  (000)
--------------------------------------------------------------------------------
TURKEY (0.8%)
SOVEREIGN (0.8%)

Republic of Turkey, Global
Bond 12.375%, 6/15/09                       $         760          $         703
--------------------------------------------------------------------------------
UKRAINE (0.6%)
SOVEREIGN (0.6%)

Republic of Ukraine,
(Registered),
11.00%, 3/15/07                                       512                    520
--------------------------------------------------------------------------------
VENEZUELA (4.0%)
SOVEREIGN (4.0%)

Republic of Venezuela,
6.75%, 3/31/20                                        500                    376
Republic of Venezuela, Debt
Conversion Bond, Series DL,
(Floating Rate),
2.875%, 12/18/07                                      917                    688
Republic of Venezuela, Global
Bonds 9.25%, 9/15/27                                3,370                  2,106
Republic of Venezuela, Series
W-A, 6.75%, 3/31/20                                   500                    377
--------------------------------------------------------------------------------
                                                                           3,547
================================================================================
TOTAL DEBT INSTRUMENTS (COST $90,701)                                     85,383
================================================================================
                                                   NO. OF
                                                   RIGHTS
--------------------------------------------------------------------------------
RIGHTS (0.0%)
MEXICO (0.0%)

United Mexican States, Value
Recovery Rights expiring
6/30/03 (COST $--@)                            11,260,000(d)                  29
--------------------------------------------------------------------------------
                                                   NO. OF
                                                 WARRANTS
--------------------------------------------------------------------------------
WARRANTS (0.0%)
COLOMBIA (0.0%)

Occidente y Caribe,
expiring 3/15/04                                    9,970(a,d)                 1
--------------------------------------------------------------------------------
NIGERIA (0.0%)

Central Bank of Nigeria,
expiring 11/15/20                                   2,750(d)                  --@
--------------------------------------------------------------------------------
VENEZUELA (0.0%)

Republic of Venezuela,
expiring 4/15/20                                    3,750(d)                  --@
--------------------------------------------------------------------------------
TOTAL WARRANTS (COST $6)                                                       1
================================================================================
                                                     FACE
                                                   AMOUNT
                                                    (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.2%)
UNITED STATES (0.2%)
REPURCHASE AGREEMENT (0.2%)

J.P. Morgan Securities Inc., 1.95%, dated
6/28/02, due 7/01/02
(COST $134)                                 $         134(e)                 134
================================================================================
                                                     FACE
                                                   AMOUNT                  VALUE
                                                    (000)                  (000)
--------------------------------------------------------------------------------
FOREIGN CURRENCY (0.0%)
Euro (COST $1)                          EUR             1          $           1
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.0%) (COST $90,842)                                  85,548
================================================================================
                                                   AMOUNT
                                                    (000)
--------------------------------------------------------------------------------
OTHER ASSETS (5.2%)

Cash                                        $           1
Receivable for Investments Sold                     2,898
Interest Receivable                                 1,729                  4,628
================================================================================
LIABILITIES (-2.2%)

Payable for Investments
Purchased                                          (1,699)
Investment Advisory Fees Payable                     (191)
Shareholder Reporting Expense
Payable                                               (33)
Administrative Fees Payable                           (23)
Professional Fees Payable                             (10)
Custodian Fees Payable                                 (9)
Other Liabilities                                      (1)                (1,966)
================================================================================
NET ASSETS (100%)                                                  $      88,210
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE

Applicable to 12,691,509 outstanding
$0.001 par value
shares (authorized 500,000,000 shares)                             $        6.95
================================================================================
NET ASSETS CONSIST OF:

Paid-in Capital                                                    $     100,788
Undistributed Net Investment Income (Loss)                                 2,837
Accumulated Net Realized Gain (Loss)                                     (10,120)
Unrealized Appreciation (Depreciation) on Investments and
Foreign Currency Translations                                             (5,295)
--------------------------------------------------------------------------------
NET ASSETS                                                         $      88,210
================================================================================

(a) -- 144A Security -- certain conditions for public sale may exist.
(b) -- Step Bond -- Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2002. Maturity date disclosed is the ultimate maturity date.
(c) -- Security is in default.
(d) -- Non-income producing security.
(e) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@   -- Value is less than $500.
PDI -- Past Due Interest
PIK -- Payment-in-Kind
NPL -- Non-performing loan -- see Note A-8 to the Financial Statements
EUR -- Euro

    The accompanying notes are an integral part of the financial statements.

                                                                                        SIX MONTHS ENDED
                                                                                           JUNE 30, 2002
STATEMENT OF OPERATIONS                                                                      (UNAUDITED)
                                                                                                   (000)
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest (net of $25 foreign taxes withheld)                                            $          3,576
--------------------------------------------------------------------------------------------------------
EXPENSES:
Investment Advisory Fees                                                                             341
Administrative Fees                                                                                  110
Custodian Fees                                                                                        22
Shareholder Reporting                                                                                 21
Professional Fees                                                                                     14
Directors' Fees and Expenses                                                                           1
Other                                                                                                 18
--------------------------------------------------------------------------------------------------------
Net Expenses                                                                                         527
--------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                              3,049
--------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
Investments Sold                                                                                     833
--------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments                                                                                       (5,538)
--------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     (4,705)
--------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         $         (1,656)
========================================================================================================

                                                                    SIX MONTHS ENDED
                                                                       JUNE 30, 2002           YEAR ENDED
STATEMENT OF CHANGES IN NET ASSETS                                       (UNAUDITED)    DECEMBER 31, 2001
                                                                               (000)                (000)
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net Investment Income                                               $         3 ,049    $           4,475
Net Realized Gain (Loss)                                                         833               (1,147)
Change in Unrealized Appreciation (Depreciation)                              (5,538)               1,046
---------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations               (1,656)               4,374
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
Net Investment Income                                                             --               (4,737)
---------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
Subscribed                                                                    95,141              101,628
Distributions Reinvested                                                          --                4,737
Redeemed                                                                     (59,428)            (105,375)
---------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Capital Share            35,713                  990
Transactions
---------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                                       34,057                  627
NET ASSETS:
Beginning of Period                                                           54,153               53,526
---------------------------------------------------------------------------------------------------------
End of Period (including undistributed net investment
income (loss) of $2,837 and $(212), respectively)                   $         88,210    $          54,153
---------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
---------------------------------------------------------------------------------------------------------
Shares Subscribed                                                             13,099               14,189
Shares Issued on Distributions Reinvested                                         --                  684
Shares Redeemed                                                               (8,212)             (14,815)
---------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Capital Shares Outstanding                          4,887                   58
=========================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
FINANCIAL HIGHLIGHTS

EMERGING MARKETS DEBT PORTFOLIO

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS

                                            SIX MONTHS ENDED              YEAR ENDED DECEMBER 31,                        PERIOD FROM
                                            JUNE 30, 2002     ------------------------------------------------        JUNE 16, 1997*
                                            (UNAUDITED)            2001          2000      1999       1998      TO DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $ 6 .94         $  6.91       $ 6 .91   $  6.10    $  9.67            $ 10.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net Investment Income                              0.25            0.64          0.85      0.97       0.85               0.28
Net Realized and Unrealized Gain (Loss)           (0.24)           0.06         (0.06)     0.80      (3.60)             (0.22)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   0.01            0.70          0.79      1.77      (2.75)              0.06
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
Net Investment Income                                --           (0.67)        (0.79)    (0.96)     (0.82)             (0.27)
Net Realized Gain                                    --              --           --         --         --              (0.12)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  --           (0.67)        (0.79)    (0.96)     (0.82)             (0.39)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $ 6 .95         $  6.94       $  6.91   $  6.91    $  6.10            $  9.67
====================================================================================================================================
TOTAL RETURN                                       0.14%++        10.10%        11.39%    29.37%    (28.38)%             0.76%++
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)               $88,210         $54,153       $53,526   $31,558    $24,932            $26,378
Ratio of Expenses to Average Net Assets            1.24%**         1.17%         1.40%     1.43%      1.52%              1.35%**
Ratio of Expenses to Average Net
Assets Excluding
Interest Expense                                    N/A             N/A          1.30%     1.30%      1.30%              1.30%**
Ratio of Net Investment Income to                  7.16%**         8.92%        13.20%    13.79%     10.94%              8.10%**
Average Net Assets
Portfolio Turnover Rate                             160%++          378%          469%      396%       449%               173%++
-----------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
During the Period:
Per Share Benefit to Net Investment                 N/A             N/A       $  0.01   $  0.03    $  0.04            $  0.02
Income
Ratios Before Expense Limitation:
Expenses to Average Net Assets                      N/A             N/A          1.61%     1.78%      2.05%              2.06%**
Net Investment Income to Average Net Assets         N/A             N/A         12.99%    13.43%     10.41%              7.39%**
-----------------------------------------------------------------------------------------------------------------------------------

*    Commencement of operations
**   Annualized
++   Not annualized
N/A  Not applicable during the period indicated

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Emerging Markets Debt Portfolio. The Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are not determined solely with regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

SEMI-ANNUAL REPORT -- JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from (to) broker is comprised of initial margin and variation margin, as stated in the Statement of Net Assets.

     Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets.

     Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

7. FORWARD COMMITMENTS AND WHEN-ISSUED/ DELAYED DELIVERY SECURITIES: The Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, the Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the Portfolio's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

8. LOAN AGREEMENTS: The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

9. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts and the timing of the deductibility of certain foreign taxes.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

     Permanent book and tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

     Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

SEMI-ANNUAL REPORT -- JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                               FROM $500
                              FIRST $500      MILLION TO       MORE THAN
PORTFOLIO                        MILLION      $1 BILLION      $1 BILLION
--------------------------------------------------------------------------------
Emerging Markets Debt              0.80%           0.75%           0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.30%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. DIRECTORS' FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. The deferred fees payable under the Compensation Plan are included in Directors' Fees and Expenses Payable on the Statement of Net Assets.

F. OTHER: At June 30, 2002, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                                   NET
COST             APPRECIATION        DEPRECIATION         DEPRECIATION
(000)                   (000)               (000)                (000)
--------------------------------------------------------------------------------
$90,841                $2,166            $(7,460)             $(5,294)

For the six months ended June 30, 2002, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $167,684,000 and $128,854,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 2002.

At December 31, 2001, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $10,207,000 of which $7,367,000 will expire on December 31, 2006, $1,503,000 will expire on December 31, 2007 and $1,337,000 will expire on December 31, 2009. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October capital losses of $330,000.

At June 30, 2002, the net assets of the Portfolio were substantially comprised of foreign securities. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities. Further, at certain times the Portfolio's investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
CHAIRMAN AND DIRECTOR, MORGAN STANLEY INVESTMENT MANAGEMENT
INC. AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED;
MANAGING DIRECTOR, MORGAN STANLEY & CO.

John D. Barrett II
CHAIRMAN AND DIRECTOR,
BARRETT ASSOCIATES, INC.

Thomas P. Gerrity
PROFESSOR OF MANAGEMENT,
WHARTON SCHOOL OF BUSINESS, UNIVERSITY OF PENNSYLVANIA

Gerard E. Jones
OF COUNSEL, SHIPMAN & GOODWIN LLP

Joseph J. Kearns
INVESTMENT CONSULTANT

Vincent R. McLean
FORMERLY EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER
AND DIRECTOR, SPERRY CORPORATION

C. Oscar Morong, Jr.
MANAGING DIRECTOR,
MORONG CAPITAL MANAGEMENT

William G. Morton, Jr.
CHAIRMAN EMERITUS,
BOSTON STOCK EXCHANGE

Michael Nugent
GENERAL PARTNER,
TRIUMPH CAPITAL, LP

Fergus Reid
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
LUMELITE PLASTICS CORPORATION

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management 1221 Avenue of the Americas New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS
Ronald E. Robison
PRESIDENT AND DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Lorraine Truten
VICE PRESIDENT

James W. Garrett
TREASURER

Mary E. Mullin
SECRETARY

Belinda A. Brady
ASSISTANT TREASURER

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Mayer, Brown, Rowe & Maw
1675 Broadway
New York, New York 10019-5820

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072




This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

[MORGAN STANLEY LOGO]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

SEMI-ANNUAL REPORT -- JUNE 30, 2002


EMERGING MARKETS EQUITY PORTFOLIO

                                THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                Semi-Annual Report -- June 30, 2002 (Unaudited)


EMERGING MARKETS EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS

[CHART]

South Korea         21.1%
Taiwan              10.6
South Africa         9.5
Mexico               8.1
Brazil               6.3
Other               44.4


TOP FIVE HOLDINGS

                                                        PERCENT OF
SECURITY                              COUNTRY           NET ASSETS
------------------------------------------------------------------
Samsung Electronics Co., Ltd.         South Korea             6.6%
Anglo American plc                    South Africa            3.2
Telmex                                Mexico                  2.3
Taiwan Semiconductor Manufacturing
   Co., Ltd.                          Taiwan                  2.1
SK Telecom Co., Ltd.                  South Korea             2.0

TOP FIVE INDUSTRIES

                                      VALUE             PERCENT OF
INDUSTRY                              (000)             NET ASSETS
------------------------------------------------------------------
Semiconductor Equipment & Products   $25,720                11.0%
Banks                                 25,105                10.8
Metals & Mining                       22,407                 9.6
Oil & Gas                             18,376                 7.9
Wireless Telecommunication Services   12,889                 5.5


PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS FREE NET INDEX MARKET REVIEW

                                  TOTAL RETURNS(2)
                  -----------------------------------------------
                                        AVERAGE           AVERAGE
                                         ANNUAL            ANNUAL
                                 ONE       FIVE             SINCE
                  YTD           YEAR      YEARS      INCEPTION(3)
-----------------------------------------------------------------
Portfolio         2.56%         (0.15)%   (6.74)%         (2.79)%
Index(1)          1.94           1.08     (8.44)          (4.87)

(1) The MSCI Emerging Markets Free Net Index is a market capitalization weighted index comprised of companies that are representative of the market structure of the developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa. Dividends are assumed to be reinvested after deduction of withholding tax, applying the rate applicable to non-resident individuals who do not benefit from double taxation treaties.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on October 1, 1996.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Emerging Markets Equity Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

For the six months ended June 30, 2002, the Portfolio had a total return of 2.56% compared to 1.94% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Net Index.

MARKET REVIEW

The Portfolio's outperformance relative to the Index was attributable to both country allocation and stock selection. Stock selection in India, Israel and South Africa were positive contributors to relative performance, while selection in Russia and Mexico detracted slightly from performance. On a country allocation basis, our overweight position in Indonesia (+65.2% Index return) and South Korea (+24.8%) coupled with our underweight stance in Argentina (-64.7%) and Chile (-16.0%) added to relative performance, while country allocations in Turkey (-38.4%) and Thailand (+37.2%) detracted from performance.

During the first quarter of 2002, emerging markets equities gained a relatively strong 12.4% as markets in the region were supported by expectations of an U.S.-led economic recovery and positive economic data from select emerging markets countries. However, after outperforming during the first quarter, and rebounding 44.3% from September lows, emerging market equities, hampered by a sharp decline in Latin America (-21.2%) and on profit taking within cyclical markets such as South Korea and Taiwan, fell 8.4% during the second quarter of 2002. Risk aversion increased on a global basis during the second quarter, dominated by negative sentiment toward Brazil and greater uncertainty over the global backdrop. Increased reports of corporate accounting fraud and concerns over the strength of the U.S. economic recovery coupled with geo-political risks in the Asian subcontinent and the Middle East served to undermine investor confidence.

MARKET OUTLOOK

Overall, emerging markets equities have been relatively resilient despite global market turmoil and continue to offer attractive valuations. We believe that the global economic turnaround and corporate restructuring should continue to support earnings growth in the emerging markets universe. The global market sell off related to deterioration in investor confidence reflects more accounting uncertainties than economic risks. Outlook uncertainty has increased but recovery momentum is likely to prevail. We believe the emerging markets are well positioned to both continue to outperform global markets and, once sentiment has stabilized, to rebound sharply due to extremely cheap relative valuations and leveraged exposure to the pick-up in global economic activity. Convergence opportunities, natural resource providers, and domestic demand generators are all part of the case for emerging markets. In Brazil, the path from today until elections in October will remain unsteady and we expect continued volatility in equity and currency markets. Nevertheless, a rally is possible in the market from its current oversold levels if the political outlook improves. We continue focusing on earnings visibility as a driver of medium-term returns.

July 2002

                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      EMERGING MARKETS EQUITY PORTFOLIO


                                                       FINANCIAL STATEMENTS
                                                       June 30, 2002 (Unaudited)

STATEMENT OF NET ASSETS

                                                               VALUE
                                              SHARES           (000)
---------------------------------------------------------------------
COMMON STOCKS (86.7%)
BRAZIL (6.3%)
   Banco Bradesco S.A. (Preferred)           93,162,252       $   372
   Banco Bradesco S.A. ADR
   (Preferred)                                   20,480           404
   Banco Itau S.A. (Preferred)               20,543,000         1,159
   Banco Itau S.A. ADR                           18,780           526
   Brasil Telecom Participacoes
   S.A. (Preferred)                          16,244,853            91
   Brasil Telecom Participacoes
   S.A. ADR (Preferred)                             325             9
   Brasil Telecom S.A. (Preferred)                6,590            --@
   Celular CRT S.A., Class A
   (Preferred)                                  533,227            78
   CEMIG (Preferred)                         40,502,007           458
   CEMIG ADR                                     27,910           314
   Companhia de Bebidas das
   Americas (Preferred)                       1,021,000           160
   Companhia de Bebidas das
   Americas ADR                                 125,449         1,949
   CVRD                                          13,500(a)        374
   CVRD ADR (Preferred)                           7,333           190
   CVRD, Class A (Preferred)                     65,293         1,692
   Eletrobras S.A.                           13,799,000           144
   Eletrobras S.A. ADR, Class B
   (Preferred)                                   44,100           208
   Eletrobras S.A. Class B
   (Preferred)                               17,046,000           163
   Embraer S.A. ADR (Preferred)                  32,268           691
   Lojas Arapua (Preferred)                   2,311,000(a,b)       --@
   Lojas Arapua GDR                               1,305(a,b)       --@
   Petrobras S.A.                                 5,900           112
   Petrobras S.A. (Preferred)                    74,691         1,307
   Petrobras S.A. ADR                            91,611         1,728
   Petrobras S.A. ADR (Preferred)                44,105           767
   Tele Celular Sul S.A. ADR
   (Preferred)                                    7,216            79
   Telemar S.A. (Preferred)                  43,523,000           440
   Telemar S.A. ADR                              85,600           852
   Votorantim Celulose e Papel
   S.A. ADR (Preferred)                          20,600           389
---------------------------------------------------------------------
                                                               14,656
---------------------------------------------------------------------
CHILE (0.3%)
   Enersis S.A. (Chile) ADR                       9,200(a)         53
   Telefonica CTC Chile ADR                      49,760           610
---------------------------------------------------------------------
                                                                  663
---------------------------------------------------------------------
CHINA/HONG KONG (5.5%)
   China Eastern Airlines Corp., Ltd.         2,546,000           427
   China Merchants Holdings
   International Co., Ltd.                      395,000           304
   China Mobile (Hong Kong) Ltd.              1,516,000(a)      4,490
   China Southern Airlines Co., Ltd.          1,084,000           441
   CNOOC Ltd.                                   948,000         1,270
   Cosco Pacific Ltd.                           808,000       $   642
   Huaneng Power Intl., Inc.,
   Class H                                      949,000           779
   Legend Holdings Ltd.                         894,000           327
   People's Food Holdings Ltd.                1,085,000           773
   PetroChina Co., Ltd.                       2,888,000           615
   Shandong International Power
   Development Co., Ltd.                      1,774,000           478
   Shanghai Industrial Holdings
   Ltd.                                         211,000           407
   Shanghai Petrochemical Co., Ltd.           4,979,000(a)        740
   TPV Technology Ltd.                          798,000           289
   Travelsky Technology Ltd.,
   Class H                                      537,000           368
   Yanzhou Coal Mining Co., Ltd.              1,410,000           520
---------------------------------------------------------------------
                                                               12,870
---------------------------------------------------------------------
HUNGARY (1.3%)
   Gedeon Richter Rt.                             8,627           496
   Gedeon Richter Rt. GDR                         3,643           209
   Matav Rt.                                    175,830           565
   Matav Rt. ADR                                  8,995           144
   MOL Magyar Olaj-es Gazipari Rt.               25,713           489
   MOL Magyar Olaj-es Gazipari
     Rt. GDR (Registered)                           600            11
   OTP Bank Rt.                                 141,654         1,119
   OTP Bank Rt. GDR                               2,250            38
---------------------------------------------------------------------
                                                                3,071
---------------------------------------------------------------------
INDIA (5.1%)
   Bharat Heavy Electricals Ltd.                125,800           457
   Bharat Petroleum Corp., Ltd.                  62,000           339
   Colgate-Palmolive (India) Ltd.                93,918           271
   Container Corp. of India Ltd.                109,664           669
   Dabur India Ltd.                              58,500            61
   Dr. Reddy's Laboratories                      25,000           484
   Gujarat Ambuja Cements                       102,000           426
   HDFC Bank Ltd.                                49,000           202
   HDFC Bank Ltd. ADR                            15,500(a)        200
   Hero Honda Motors Ltd.                       149,975           947
   Hindalco Industries Ltd.                      27,200           396
   Hindustan Lever Ltd.                         132,500           524
   Hindustan Petroleum Corp., Ltd.               76,500           415
   Housing Development Finance
   Corp.                                         30,390           405
   India-Info.com, Private Co., Ltd.             58,026            --@
   Infosys Technologies Ltd.                     14,090           947
   ITC Ltd.                                      11,000           144
   ITC Ltd. GDR                                  12,600           168
   Mahanagar Telephone Nigam Ltd.               157,000           457
   Morgan Stanley India Growth
   Fund, Inc.                                 3,926,900(a,c)      723
   Oil & Natural Gas Corp., Ltd.                 35,500           237
   Ranbaxy Laboratories Ltd.                     35,000           632
   Reliance Industries Ltd.                      62,900           347
   State Bank of India                          233,854         1,178
   Tata Engineering & Locomotive
   Co., Ltd.                                     85,000(a)        270


    The accompanying notes are an integral part of the financial statements.

                                                               VALUE
                                              SHARES           (000)
---------------------------------------------------------------------
INDIA (CONT'D)
   Tata Iron & Steel Co., Ltd.                  207,500       $   597
   Wipro Ltd.                                     8,200           249
   Wipro Ltd. ADR                                 5,300           159
---------------------------------------------------------------------
                                                               11,904
---------------------------------------------------------------------
INDONESIA (2.5%)
   Astra International Tbk PT                 3,643,500(a)      1,777
   Bank Central Asia Tbk PT                   2,629,000           785
   Bentoel International Investama
     Tbk PT                                   6,896,500(a)        218
   Hanjaya Mandala Sampoerna
     Tbk PT                                   3,533,000         1,662
   Telekomunikasi Indonesia PT                3,053,500         1,314
---------------------------------------------------------------------
                                                                5,756
---------------------------------------------------------------------
ISRAEL (3.7%)
   Check Point Software
     Technologies Ltd.                          193,320(a)      2,622
   ECI Telecom Ltd.                             180,411(a)        541
   RADWARE Ltd.                                  50,139(a)        436
   Taro Pharmaceutical Industries Ltd.            8,204(a)        201
   Teva Pharmaceutical Industries Ltd.            7,950           528
   Teva Pharmaceutical Industries
     Ltd. ADR                                    55,775         3,725
   TTI Team Telecom International Ltd.           43,712(a)        700
---------------------------------------------------------------------
                                                                8,753
---------------------------------------------------------------------
MALAYSIA (4.2%)
   AMMB Holdings Bhd                            370,000           521
   British American Tobacco
     (Malaysia) Bhd                              44,200           413
   Gamuda Bhd                                   677,000         1,114
   Magnum Corp. Bhd                           1,215,000           857
   Malayan Banking Bhd                          930,300         2,154
   Malaysian Pacific Industries Bhd             118,000           469
   Maxis Communications Bhd                      79,000(a,b)      101
   Perusahaan Otomobil Nasional Bhd             160,000           402
   Public Bank Bhd                              853,100           732
   Resorts World Bhd                            240,000           669
   SP Setia Bhd                                 488,000           449
   Tan Chong Motor Holdings Bhd                 415,000           149
   Technology Resources
     Industries Bhd                           1,850,000(a)      1,227
   Telekom Malaysia Bhd                         110,000           230
   UMW Holdings Bhd                             111,000           228
---------------------------------------------------------------------
                                                                9,715
---------------------------------------------------------------------
MEXICO (8.1%)
   America Movil S.A. de C.V.,
     ADR, Class L                               156,265         2,094
   Cemex S.A. CPO                               168,920           894
   Cemex S.A. CPO ADR                            27,047           713
   Coca-Cola Femsa S.A. de C.V.
     ADR                                         25,991           624
   FEMSA ADR                                     21,380           839
   FEMSA UBD                                    325,341       $ 1,273
   Grupo Aeroportuario del
     Sureste S.A. ADR                            34,030           439
   Grupo Aeroportuario del
     Sureste S.A., Class B                       95,000(a)        125
   Grupo Carso S.A., Class A-1                   24,214(a)         73
   Grupo Financiero BBVA
     Bancomer ADR                                36,600(a)        598
   Grupo Financiero BBVA
     Bancomer, Class O                        1,929,411(a)      1,576
   Grupo Televisa S.A. ADR                       35,333(a)      1,321
   Kimberly-Clark de Mexico, Class A            336,043           896
   Telmex ADR, Class L                          164,074         5,263
   Wal-Mart de Mexico ADR, Class V                7,694           209
   Wal-Mart de Mexico, Class C                   99,546           230
   Wal-Mart de Mexico, Class V                  650,473         1,765
---------------------------------------------------------------------
                                                               18,932
---------------------------------------------------------------------
POLAND (0.8%)
   Bank Pekao S.A.                               46,825(a)      1,074
   KGHM Polska Miedz S.A.                        60,509(a)        197
   Polski Koncern Naftowy Orlen                  38,957           172
   Telekomunikacja Polska S.A.                   28,188(a)         77
   Telekomunikacja Polska S.A. GDR              126,575(a)        345
---------------------------------------------------------------------
                                                                1,865
---------------------------------------------------------------------
RUSSIA (4.7%)
   Gazprom ADR                                   94,000         1,542
   Lukoil Holding ADR                            54,539         3,538
   Mustcom Ltd.                                 985,428           144
   Norilsk Nickel ADR                            49,962(a)      1,043
   Surgutneftegaz ADR                           126,304         2,453
   Surgutneftegaz ADR 857
     (Preferred)                                  5,170           109
   Unified Energy Systems
     (Registered) GDR                            79,007           789
   Yukos ADR                                      9,616         1,329
---------------------------------------------------------------------
                                                               10,947
---------------------------------------------------------------------
SOUTH AFRICA (9.5%)
   Anglo American Platinum
     Corp., Ltd.                                 46,518         1,834
   Anglo American plc                           320,720         5,368
   Anglo American plc
     (London Shares)                            124,642         2,082
   AngloGold Ltd.                                 9,502           507
   AngloGold Ltd. ADR                             5,880           153
   Barloworld Ltd.                              186,130         1,141
   Bidvest Group Ltd.                           134,737           603
   FirstRand Ltd.                               537,600           400
   Gold Fields Ltd.                             136,300         1,616
   Harmony Gold Mining Co., Ltd.                 63,580           879
   Impala Platinum Holdings Ltd.                 14,905           829
   Liberty Group Ltd.                            41,240           225
   M-Cell Ltd.                                  219,790(a)        250


    The accompanying notes are an integral part of the financial statements.

                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      EMERGING MARKETS EQUITY PORTFOLIO


                                                       FINANCIAL STATEMENTS
                                                       June 30, 2002 (Unaudited)

STATEMENT OF NET ASSETS (CONT'D)


                                                               VALUE
                                               SHARES          (000)
---------------------------------------------------------------------
SOUTH AFRICA (CONT'D)
   Nedcor Ltd.                                   27,200       $   310
   Old Mutual plc                               833,518         1,190
   Sanlam Ltd.                                  682,400           570
   Sappi Ltd.                                    54,350           767
   Sappi Ltd. ADR                                 7,510           105
   Sasol Ltd.                                   162,783         1,743
   South African Breweries plc
     (London Shares)                             36,568           288
   South African Breweries plc                  111,330           883
   Standard Bank Investment
     Corp., Ltd.                                171,290           533
---------------------------------------------------------------------
                                                               22,276
---------------------------------------------------------------------
SOUTH KOREA (21.1%)
   CJ39 Shopping Corp.                           15,019         1,029
   Good Morning Securities Co., Ltd.             92,720(a)        444
   Hana Bank                                     21,270           304
   Humax Co., Ltd.                               19,254           420
   Hyundai Development Co.                      176,910(a)      1,128
   Hyundai Marine & Fire
     Insurance Co., Ltd.                         20,910           622
   Hyundai Mobis                                 94,090         1,987
   Hyundai Motor Co., Ltd.                      114,080         3,428
   Hyundai Motor Co., Ltd. (Preferred)           49,570           544
   Kookmin Bank                                  66,443         3,225
   Korea Electric Power Corp.                    39,860           729
   LG Chemical Ltd.                              56,230         2,033
   LG Electronics, Inc.                          57,261(a)      2,285
   LG Household & Health Care Ltd.               19,170           576
   Pohang Iron & Steel Co., Ltd.                 33,662         3,735
   Samsung Electro-Mechanics Co.                 28,746         1,393
   Samsung Electronics Co., Ltd.                 50,331        13,765
   Samsung Electronics Co., Ltd.
     (Preferred)                                 12,640         1,713
   Samsung Securities Co.                        12,860(a)        368
   Seoul Securities Co., Ltd.                   135,980           520
   Shinhan Financial Group Co., Ltd.            176,700         2,497
   Shinsegae Co., Ltd.                            5,670           961
   SK Telecom Co., Ltd.                          20,630         4,622
   Tong Yang Confectionery Corp.                 13,980           614
   Yuhan Corp.                                    3,538           160
---------------------------------------------------------------------
                                                               49,102
---------------------------------------------------------------------
TAIWAN (10.6%)
   Accton Technology Corp.                      832,000(a)      1,432
   Advanced Semiconductor
     Engineering, Inc.                          517,000(a)        344
   Asustek Computer, Inc.                       429,090(a)      1,291
   Benq Corp.                                   467,840           756
   China Steel Corp.                            698,070           359
   Chinatrust Financial Holding Co.,
     Ltd.                                     3,305,754(a)      2,919
   Compal Electronics, Inc.                     280,000(a)        269
   Eva Airways Corp.                          1,288,000(a)        524
   Formosa Chemicals & Fibre Corp.              494,240       $   450
   Fubon Financial Holding Co., Ltd.          1,387,085         1,387
   Largan Precision Co., Ltd.                    71,000(a)        504
   Novatek Microelectronics Corp.,
     Ltd.                                       188,000(a)        506
   Orient Semiconductor
     Electronics, Ltd.                        1,067,000(a)        331
   Phoenixtec Power Co., Ltd.                   455,000           353
   President Chain Store Corp.                  102,293           191
   Quanta Computer, Inc.                        247,750           697
   Siliconware Precision Industries Co.         835,307(a)        585
   Sinopac Holdings Co.                       2,127,400(a)        930
   Taipei Bank                                  835,000           667
   Taishin Financial Holdings Co., Ltd.       2,222,000(a)      1,197
   Taiwan Cellular Corp.                        510,487(a)        652
   Taiwan Cement Corp.                        1,099,000(a)        362
   Taiwan Semiconductor
     Manufacturing Co., Ltd.                  2,429,245(a)      4,944
   United Microelectronics Corp., Ltd.        2,521,250(a)      3,026
   Yageo Corp.                                  318,000(a)        141
---------------------------------------------------------------------
                                                               24,817
---------------------------------------------------------------------
THAILAND (1.0%)
   Advanced Info. Service PCL
     (Foreign)                                  503,800           485
   BEC World PCL (Foreign)                       77,000           445
   PTT Exploration & Production PCL             176,900           511
   Siam Cement PCL                               38,800(a)        888
---------------------------------------------------------------------
                                                                2,329
---------------------------------------------------------------------
TURKEY (1.7%)
   Akbank T.A.S.                            389,905,000(a)      1,257
   Aksigorta A.S.                           123,250,000           343
   Anadolu Efes Biracilik ve Malt
     Sanayii A.S.                             9,709,000(a)        190
   Arcelik                                   69,431,000(a)        439
   Hurriyet Gazetecilik Ve
     Matbaacilik A.S.                       219,664,080(a)        659
   Turkiye Garanti Bankasi                  166,861,000(a)        208
   Turkiye IS Bankasi, Class C              112,325,000(a)        291
   Vestel Elektronik Sanayi ve
     Ticaret A.S.                           165,717,055(a)        335
   Yapi ve Kredi Bankasi A.S.               151,602,442(a)        151
---------------------------------------------------------------------
                                                                3,873
---------------------------------------------------------------------
VENEZUELA (0.3%)
   CANTV, Class D ADR                            45,293           644
---------------------------------------------------------------------
   TOTAL COMMON STOCKS (COST $205,767)                        202,173
---------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                              FACE
                                             AMOUNT            VALUE
                                              (000)            (000)
---------------------------------------------------------------------
SHORT-TERM INVESTMENT (10.0%)
REPURCHASE AGREEMENT (10.0%)
   J.P. Morgan Securities Inc., 1.95%,
     dated 6/28/02, due 7/01/02
     (COST $23,349)                        $    23,349(d)    $ 23,349
---------------------------------------------------------------------
FOREIGN CURRENCY (1.0%)
   Brazilian Real                 BRL               73             26
   China Renminbi                 CNY               62              7
   Euro                           EUR               25             25
   Hong Kong Dollar               HKD              450             58
   Hungarian Forint               HUF               95             --@
   Indian Rupee                   INR            5,410            111
   Malaysian Ringgit              MYR              447            118
   South Korean Won               KRW          706,761            587
   Taiwan Dollar                  TWD           45,894          1,374
   Turkish Lira                   TRL       16,877,365             11
---------------------------------------------------------------------
   TOTAL FOREIGN CURRENCY (COST $2,307)                         2,317
---------------------------------------------------------------------
TOTAL INVESTMENTS (97.7%) (COST $231,423)                     227,839
---------------------------------------------------------------------
                                                AMOUNT
                                                 (000)
---------------------------------------------------------------------
OTHER ASSETS (3.3%)
   Receivable for Investments Sold $             7,030
   Dividends Receivable                            380
   Foreign Withholding Tax
     Reclaim Receivable                            219
   Interest Receivable                               4          7,633
---------------------------------------------------------------------
LIABILITIES (-1.0%)
   Payable for Investments Purchased              (792)
   Investment Advisory Fees Payable               (691)
   Bank Overdraft Payable                         (492)
   Custodian Fees Payable                         (134)
   Shareholder Reporting Expense
     Payable                                      (130)
   Administrative Fees Payable                     (55)
   Professional Fees Payable                       (10)
   Deferred Foreign Taxes Payable                   (4)
   Directors' Fees and Expenses
     Payable                                        (1)
   Net Unrealized Loss on Foreign
     Currency Contracts                             (1)        (2,310)
---------------------------------------------------------------------
NET ASSETS (100%)                                            $233,162
---------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
   Applicable to 34,295,546 outstanding $0.001 par value
     shares (authorized 500,000,000 shares)                  $   6.80
---------------------------------------------------------------------
                                                              AMOUNT
                                                               (000)
---------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in Capital                                              $324,767
Undistributed Net Investment Income (Loss)                        705
Accumulated Net Realized Gain (Loss)                          (88,704)
Unrealized Appreciation (Depreciation) on
Investments and
  Foreign Currency Translations                                (3,606)
---------------------------------------------------------------------
NET ASSETS                                                   $233,162
---------------------------------------------------------------------

(a) -- Non-income producing security.

(b) -- Security valued at fair value -- see note A-1 to financial statements.

(c) -- Fund is advised by an affiliate.

(d) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

@ --   Value is less than $500.

ADR -- American Depositary Receipt

BRL -- Brazilian Real

CNY -- China Renminbi

EUR -- Euro

GBP -- British Pound

GDR -- Global Depositary Receipt

HKD -- Hong Kong Dollar

HUF -- Hungarian Forint

INR -- Indian Rupee

KRW -- South Korean Won

MYR -- Malaysian Ringgit

PCL -- Public Company Limited

PLN -- Polish Zloty

TRL -- Turkish Lira

TWD -- Taiwan Dollar

ZAR -- South African Rand

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

     The Portfolio had the following foreign currency exchange contract(s) open at period end:

   CURRENCY                                 IN                        NET
      TO                                 EXCHANGE                  UNREALIZED
    DELIVER        VALUE  SETTLEMENT        FOR        VALUE       GAIN (LOSS)
     (000)         (000)     DATE          (000)       (000)         (000)
----------------------------------------------------------------------------
GBP          50    $  76   7/01/02      US$       76   $   76      $    -- @
HUF     5 5,759      226   7/03/02      US$      225      225           (1)
PLN         542      134   7/01/02      US$      134      134           -- @
ZAR       1,710      167   7/03/02      US$      166      166           (1)
US$          55       55   7/01/02      TRL   88,807       56            1
----------------------------------------------------------------------------
                   $ 658                               $  657      $    (1)
----------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      EMERGING MARKETS EQUITY PORTFOLIO


                                                       FINANCIAL STATEMENTS
                                                       June 30, 2002 (Unaudited)

STATEMENT OF NET ASSETS (CONT'D)


                    SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
                         CLASSIFICATION -- JUNE 30, 2002


                                                                PERCENT
                                                 VALUE          OF NET
INDUSTRY                                         (000)          ASSETS
--------                                         -----          ------
Auto Components                                $  2,252           1.0%
Automobiles                                       7,554           3.2
Banks                                            25,105          10.8
Beverages                                         6,244           2.7
Chemicals                                         3,159           1.4
Computers & Peripherals                           4,170           1.8
Construction & Engineering                        2,279           1.0
Construction Materials                            3,321           1.4
Diversified Financials                            6,346           2.7
Diversified Telecommunication Services           12,451           5.3
Electric Utilities                                4,151           1.8
Household Durables                                3,517           1.5
Industrial Conglomerates                          2,566           1.1
Insurance                                         2,988           1.3
Internet Software & Services                      3,095           1.3
Media                                             3,492           1.5
Metals & Mining                                  22,407           9.6
Multiline Retail                                  3,203           1.4
Oil & Gas                                        18,376           7.9
Pharmaceuticals                                   6,535           2.8
Semiconductor Equipment & Products               25,720          11.0
Tobacco                                           2,643           1.1
Wireless Telecommunication Services              12,889           5.5
Other                                            43,376          18.6
                                               --------          ----
                                               $227,839          97.7%
                                               ========          ====


    The accompanying notes are an integral part of the financial statements.

                                                                               SIX MONTHS ENDED
                                                                                  JUNE 30, 2002
                                                                                    (UNAUDITED)
Statement of Operations                                                                   (000)
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of $146 foreign taxes withheld)                                          $ 2,208
Interest                                                                                    152
-----------------------------------------------------------------------------------------------
    Total Income                                                                          2,360
-----------------------------------------------------------------------------------------------
EXPENSES:
Investment Advisory Fees                                                                  1,258
Less: Fees Waived                                                                           (73)
-----------------------------------------------------------------------------------------------
Net Investment Advisory Fees                                                              1,185
Administrative Fees                                                                         260
Custodian Fees                                                                              191
Shareholder Reporting                                                                        64
Professional Fees                                                                            34
Foreign Tax Expense                                                                          19
Directors' Fees and Expenses                                                                  2
Other                                                                                        26
-----------------------------------------------------------------------------------------------
  Net Expenses                                                                            1,781
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                                579
-----------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
Investments Sold                                                                          3,346
Foreign Currency Transactions                                                              (773)
-----------------------------------------------------------------------------------------------
Net Realized Gain (Loss)                                                                  2,573
-----------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments                                                                              (2,824)
Foreign Currency Translations                                                               705
-----------------------------------------------------------------------------------------------
  Change in Unrealized Appreciation (Depreciation)                                      (2,119)
-----------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)               454
-----------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       $ 1,033
-----------------------------------------------------------------------------------------------


                                                                                      SIX MONTHS ENDED
                                                                                         JUNE 30, 2002            YEAR ENDED
                                                                                           (UNAUDITED)     DECEMBER 31, 2001
STATEMENT OF CHANGES IN NET ASSETS                                                               (000)                 (000)
----------------------------------                                                    ----------------     -----------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net Investment Income (Loss)                                                                 $     579             $     375
Net Realized Gain (Loss)                                                                         2,573               (73,433)
Change in Unrealized Appreciation (Depreciation)                                                (2,119)               64,832
                                                                                      ----------------     -----------------
Net Increase (Decrease) in Net Assets Resulting from Operations                                  1,033                (8,226)
                                                                                      ----------------     -----------------
CAPITAL SHARE TRANSACTIONS (1):
Subscriptions                                                                                  510,703               519,436
Redemptions                                                                                   (431,431)             (519,907)
                                                                                      ----------------     -----------------
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions                 79,272                  (471)
                                                                                      ----------------     -----------------
Total Increase (Decrease) in Net Assets                                                         80,305                (8,697)
NET ASSETS:
Beginning of Period                                                                            152,857               161,554
                                                                                      ----------------     -----------------
End of Period (including undistributed net investment income (loss) of $705
and $126, respectively)                                                                      $ 233,162             $ 152,857
                                                                                      ----------------     -----------------
(1) CAPITAL SHARE TRANSACTIONS:
                                                                                      ----------------     -----------------
Shares Subscribed                                                                               71,169                80,671
Shares Redeemed                                                                                (59,931)              (80,402)
                                                                                      ----------------     -----------------
Net Increase (Decrease) in Capital Shares Outstanding                                           11,238                   269
                                                                                      ----------------     -----------------


    The accompanying notes are an integral part of the financial statements.

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                       Financial Highlights
                                       EMERGING MARKETS EQUITY PORTFOLIO


Financial Highlights

Selected Per Share Data and Ratios

                                          SIX MONTHS ENDED                        YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2002   -------------------------------------------------------------
                                            (UNAUDITED)       2001        2000          1999        1998           1997
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $   6.63     $   7.09    $  13.91      $   7.11     $  9.45        $  9.78
------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS
  Net Investment Income (Loss)                    0.02         0.02       (0.08)        (0.01)       0.06           0.04
  Net Realized and Unrealized Gain (Loss)         0.15        (0.48)      (5.32)         6.81       (2.36)            --
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations              0.17        (0.46)      (5.40)         6.80       (2.30)          0.04
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                             --           --          --         (0.00)+     (0.04)         (0.07)
  Net Realized Gain                                 --           --       (1.38)           --          --          (0.30)
  Paid-In Capital                                   --           --       (0.04)           --          --             --
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                             --           --       (1.42)        (0.00)+     (0.04)         (0.37)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $   6.80     $   6.63    $   7.09      $  13.91     $  7.11        $  9.45
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                      2.56%++     (6.49)%    (39.21)%       95.68%     (24.34)%         0.52%
------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)             $233,162     $152,857    $161,554      $187,124     $36,313        $34,098
Ratio of Expenses to Average Net Assets           1.77%**      1.85%       1.80%         1.79%       1.95%          1.80%
Ratio of Expenses to Average Net Assets
  Excluding Foreign Tax Expense                   1.75%**      1.75%       1.75%         1.75%       1.75%          1.75%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                              0.57%**      0.24%      (0.81)%       (0.37)%      0.83%          0.47%
Portfolio Turnover Rate                             48%++       132%         94%          113%        100%            87%
------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period:
    Per Share Benefit to Net Investment
      Income (Loss)                           $   0.00+    $   0.02    $   0.02      $   0.05     $   0.11       $  0.17
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                  1.84%**      2.12%       1.96%         2.62%       3.45%          4.12%
  Net Investment Income (Loss) to
    Average Net Assets                            0.50%**     (0.03)%     (0.96)%       (1.21)%     (0.66)%        (1.84)%
------------------------------------------------------------------------------------------------------------------------

 +   Amount is less than $0.005 per share
 ++  Not Annualized
 **  Annualized


    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Emerging Markets Equity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

    Certain Portfolios may be subject to taxes imposed by certain of the countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Semi-Annual Report - June 30, 2002 (Unaudited)

Notes to Financial Statements (cont'd)

arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to security transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex- dividend date.

     The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, and the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

     Permanent book and tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

     Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                        FROM $500
                          FIRST $500    MILLION TO   MORE THAN
PORTFOLIO                 MILLION       $1 BILLION   $1 BILLION
---------------------------------------------------------------
Emerging Markets Equity     1.25%         1.20%        1.15%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.75%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. DIRECTORS' FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. The deferred fees payable under the Compensation Plan are included in Directors' Fees and Expenses Payable on the Statement of Net Assets.

F. OTHER: At June 30, 2002, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                        NET
  COST           APPRECIATION     DEPRECIATION      DEPRECIATION
  (000)              (000)           (000)              (000)
----------------------------------------------------------------
$229,116            $15,754        $(19,348)          $(3,594)


For the six months ended June 30, 2002, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $144,323,000 and $88,965,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 2002. During the six months ended June 30, 2002, the Portfolio incurred $89,367 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

At December 31, 2001, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $68,138,000, all of which will expire on December 31, 2009. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital, passive foreign investment company ("PFIC") and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October capital losses of $5,208,000, post-October PFIC losses of $20,000 and post-October currency losses of $287,000.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Semi-Annual Report - June 30, 2002 (Unaudited)

Notes to Financial Statements (cont'd)

At June 30, 2002, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
CHAIRMAN AND DIRECTOR, MORGAN STANLEY INVESTMENT MANAGEMENT
INC. AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED;
MANAGING DIRECTOR, MORGAN STANLEY & CO.

John D. Barrett II
CHAIRMAN AND DIRECTOR,
BARRETT ASSOCIATES, INC.

Thomas P. Gerrity
PROFESSOR OF MANAGEMENT,
WHARTON SCHOOL OF BUSINESS, UNIVERSITY OF PENNSYLVANIA

Gerard E. Jones
OF COUNSEL, SHIPMAN & GOODWIN LLP

Joseph J. Kearns
INVESTMENT CONSULTANT

Vincent R. McLean
FORMERLY EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER
AND DIRECTOR, SPERRY CORPORATION

C. Oscar Morong, Jr.
MANAGING DIRECTOR,
MORONG CAPITAL MANAGEMENT

William G. Morton, Jr.
CHAIRMAN EMERITUS,
BOSTON STOCK EXCHANGE

Michael Nugent
GENERAL PARTNER,
TRIUMPH CAPITAL, LP

Fergus Reid
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
LUMELITE PLASTICS CORPORATION

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS

Ronald E. Robison
PRESIDENT AND DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Lorraine Truten
VICE PRESIDENT

James W. Garrett
TREASURER

Mary E. Mullin
SECRETARY

Belinda A. Brady
ASSISTANT TREASURER


CUSTODIAN

JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL

Mayer, Brown, Rowe & Maw
1675 Broadway
New York, New York 10019-5820

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

[MORGAN STANLEY LOGO]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

SEMI-ANNUAL REPORT -- JUNE 30, 2002

EQUITY GROWTH PORTFOLIO

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

SEMI-ANNUAL REPORT -- JUNE 30, 2002 (UNAUDITED)

EQUITY GROWTH PORTFOLIO

COMPOSITION OF NET ASSETS

[CHART]

Diversified Financials                                            11.1%
Pharmaceuticals                                                    9.9
Software                                                           6.9
Semiconductor Equipment & Products                                 6.8
Industrial Conglomerates                                           6.3
Other                                                             59.0

TOP FIVE HOLDINGS

                                                                  PERCENT OF
SECURITY                      INDUSTRY                            NET ASSETS
-------------------------------------------------------------------------------
General Electric Co.          Industrial Conglomerates               6.3%
Microsoft Corp.               Software                               5.5
Pfizer, Inc.                  Pharmaceuticals                        4.3
Freddie Mac                   Diversified Financials                 4.2
Citigroup, Inc.               Diversified Financials                 3.3

PERFORMANCE COMPARED TO THE S&P 500 INDEX

                                            TOTAL RETURNS(2)
                            ---------------------------------------------------
                                                       AVERAGE        AVERAGE
                                                        ANNUAL         ANNUAL
                                               ONE        FIVE          SINCE
                                 YTD          YEAR       YEARS    INCEPTION(3)
-------------------------------------------------------------------------------
Portfolio                   (17.68)%      (21.71)%       3.42%       5.81%
Index(1)                    (13.15)       (17.97)        3.66        7.01

(1) The S&P 500 Index is comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies are a representative sample of some 100 industries chosen mainly for market size, liquidity and industry group representation.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on January 2, 1997.


In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Equity Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

For the six months ended June 30, 2002, the Portfolio had a total return of -17.68% compared to -13.15% for the S&P 500 Index (the "Index").

MARKET REVIEW

Domestic equities endured a very difficult period, as a number of market indices approached or fell below their September 21, 2001 lows. Accounting concerns remained at the forefront of investors' minds, amid a number of headline scandals and bankruptcies. In addition, weak corporate profits, earnings warnings, and a lack of encouraging forward guidance contributed to market pessimism, as did investor concern about geopolitical conflict overseas and fears of terrorist threats domestically. The macroeconomic picture did show some signs of improvement; nevertheless, market sentiment and investor confidence appeared to be quite negative.

The Portfolio lagged the S&P 500 Index primarily due to sector allocation. Detractors included energy where exposure was focused within oil services, which we view as a hedge against the possibility of war. Stock selection in technology was favorable compared to the Index, although it was still the weakest segment of the Index and the second weakest in the Portfolio. Within technology, we have maintained the strategy of overweighting what we believe are the largest, most dominant companies within their industry. We view financials as a barometer of economic health and the weakness in the sector was reflective of concerns about the economy. During the second quarter, we increased exposure to stable growth names. Within healthcare, exposure to biotech was reduced as we see no positive near-term catalysts for the group. The overweight in large cap pharmaceuticals was reduced to roughly a market weight. We view the group as cheaply priced in light of earnings potential when compared to other segments, such as technology. The Portfolio benefited from exposure to certain healthcare services companies. The defense names we owned within industrials performed well. Underweights in telecom and utilities were beneficial. Within telecom, we own names we believe will withstand the shakeout in the industry, which could last as long as three years.

MARKET OUTLOOK

The current spate of disclosure disasters is leading to a purge that ultimately will be healthy for the markets, in our view. There has to be a time when the bad news stops so that investors can regain confidence in the integrity and competency of company managements. On the other hand, the economy is starting to grow, and while recoveries do not occur in a straight line we do believe that the recovery will at some point take hold. We remain invested in a mix of stable and cyclical growth companies and focused on fundamental research.

July 2002

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
EQUITY GROWTH PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                                         VALUE
                                                          SHARES         (000)
------------------------------------------------------------------------------
COMMON STOCKS (94.6%)
CONSUMER DISCRETIONARY (15.4%)
HOTELS RESTAURANTS & LEISURE (0.8%)
International Game Technology                              7,488(a)    $   424
Yum! Brands, Inc.                                         13,700(a)        401
------------------------------------------------------------------------------
                                                                           825
==============================================================================
MEDIA (3.9%)
AOL Time Warner, Inc.                                     28,588(a)        421
Liberty Media Corp, Series A                             101,375(a)      1,014
Regal Entertainment Group                                 17,700(a)        413
Univision Communications, Inc.                            15,900(a)        499
Viacom, Inc.                                              39,220(a)      1,740
------------------------------------------------------------------------------
                                                                         4,087
==============================================================================
MULTILINE RETAIL (5.5%)
BJ's Wholesale Club, Inc.                                 19,325(a)        744
Costco Wholesale Corp.                                    15,000(a)        579
Dollar General Corp.                                      34,650           659
Dollar Tree Stores, Inc.                                  17,338(a)        683
Wal-Mart Stores, Inc.                                     56,925         3,132
------------------------------------------------------------------------------
                                                                         5,797
==============================================================================
SPECIALTY RETAIL (5.2%)
Home Depot, Inc.                                          84,375         3,099
Limited, Inc.                                             42,475           905
Lowes Cos, Inc.                                           14,350           651
Tiffany & Co.                                             12,050           424
TJX Cos., Inc.                                            18,950           372
------------------------------------------------------------------------------
                                                                         5,451
==============================================================================
TOTAL CONSUMER DISCRETIONARY                                            16,160
==============================================================================
CONSUMER STAPLES (8.2%)
BEVERAGES (3.7%)
Anheuser-Busch Co., Inc.                                  20,625         1,031
Coca-Cola Co.                                             35,638         1,996
PepsiCo, Inc.                                             17,808           858
------------------------------------------------------------------------------
                                                                         3,885
==============================================================================
FOOD & DRUG RETAILING (0.4%)
Walgreen Co.                                              10,450           404
==============================================================================
FOOD PRODUCTS (0.3%)
Wendy's International, Inc.                                7,800           311
==============================================================================
HOUSEHOLD PRODUCTS (1.9%)
Colgate Palmolive Co.                                      5,525           276
Procter & Gamble Co.                                      18,913         1,689
------------------------------------------------------------------------------
                                                                         1,965
==============================================================================
PERSONAL PRODUCTS (0.2%)
Alberto-Culver Co., Class B                                5,400           258
==============================================================================
TOBACCO (1.7%)
Loews Corp. - Carolina Group                              13,700           371
Philip Morris Cos., Inc.                                  32,038         1,399
------------------------------------------------------------------------------
                                                                         1,770
==============================================================================
TOTAL CONSUMER STAPLES                                                   8,593
==============================================================================
ENERGY (5.3%)
ENERGY EQUIPMENT & SERVICES (2.2%)
Baker Hughes, Inc.                                        48,412     $   1,612
BJ Services Co.                                           20,500(a)        694
------------------------------------------------------------------------------
                                                                         2,306
==============================================================================
OIL & GAS (3.1%)
Anadarko Petroleum Corp.                                  21,775         1,074
Wyeth                                                     41,388         2,119
------------------------------------------------------------------------------
                                                                         3,193
==============================================================================
TOTAL ENERGY                                                             5,499
==============================================================================
FINANCIALS (16.0%)
BANKS (2.7%)
Bank of New York Co., Inc.                                26,500           894
Charter One Financial, Inc.                               11,800           406
Fifth Third Bancorp                                       18,325         1,221
Synovus Financial Corp.                                   10,200           281
------------------------------------------------------------------------------
                                                                         2,802
==============================================================================
DIVERSIFIED FINANCIALS (11.1%)
American Express Co.                                      18,150           659
Capital One Financial Corp.                               34,275         2,092
Citigroup, Inc.                                           88,713         3,438
Freddie Mac                                               72,525         4,439
Goldman Sachs Group, Inc.                                 14,562         1,068
------------------------------------------------------------------------------
                                                                        11,696
==============================================================================
INSURANCE (2.2%)
American International Group, Inc.                        33,663         2,297
==============================================================================
TOTAL FINANCIALS                                                        16,795
==============================================================================
HEALTH CARE (17.5%)
BIOTECHNOLOGY (1.0%)
Amgen, Inc.                                               14,338(a)        600
Celgene Corp.                                              8,500(a)        130
Gilead Sciences, Inc.                                      9,176(a)        302
------------------------------------------------------------------------------
                                                                         1,032
==============================================================================
HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
Baxter International, Inc.                                11,750           522
Medtronic, Inc.                                           24,563         1,053
------------------------------------------------------------------------------
                                                                         1,575
==============================================================================
HEALTH CARE PROVIDERS & SERVICES (5.1%)
AmerisourceBergen Corp.                                   11,150           847
Cardinal Health, Inc.                                      5,563           342
HCA, Inc.                                                 30,700         1,458
Laboratory Corp. of America Holdings                      28,126(a)      1,284
Quest Diagnostics, Inc.                                   16,950(a)      1,459
------------------------------------------------------------------------------
                                                                         5,390
==============================================================================
PHARMACEUTICALS (9.9%)
Abbott Laboratories                                       39,925         1,503
Eli Lilly & Co.                                           10,600           598
Johnson & Johnson                                         44,800         2,341
Merck & Co., Inc.                                          6,538           331
Pfizer, Inc.                                             129,288         4,525

    The accompanying notes are an integral part of the financial statements.

                                                                         VALUE
                                                          SHARES         (000)
------------------------------------------------------------------------------
HEALTH CARE (cont'd)
Pharmacia Corp.                                           28,305     $   1,060
------------------------------------------------------------------------------
                                                                        10,358
==============================================================================
TOTAL HEALTH CARE                                                       18,355
==============================================================================
INDUSTRIALS (11.0%)
AEROSPACE & DEFENSE (2.0%)
Alliant Techsystems, Inc.                                  4,250(a)        271
General Dynamics Corp.                                    12,763         1,357
Raytheon Co.                                              12,700           518
------------------------------------------------------------------------------
                                                                         2,146
==============================================================================
COMMERCIAL SERVICES & SUPPLIES (2.7%)
Affiliated Computer Services, Inc.,
Class A                                                    8,500(a)        404
Concord EFS, Inc.                                         12,075(a)        364
First Data Corp.                                          42,176         1,569
Weight Watchers International, Inc.                       10,450(a)        454
------------------------------------------------------------------------------
                                                                         2,791
==============================================================================
INDUSTRIAL CONGLOMERATES (6.3%)
General Electric Co.                                     228,513         6,638
==============================================================================
TOTAL INDUSTRIALS                                                       11,575
==============================================================================
INFORMATION TECHNOLOGY (19.6%)
COMMUNICATIONS EQUIPMENT (2.8%)
Brocade Communications Systems, Inc.                      10,088(a)        176
Cisco Systems, Inc.                                      137,275(a)      1,915
Motorola, Inc.                                            30,775           444
QUALCOMM, Inc.                                            13,750(a)        378
------------------------------------------------------------------------------
                                                                         2,913
==============================================================================
COMPUTERS & PERIPHERALS (2.8%)
Dell Computer Corp.                                       59,150(a)      1,546
EMC Corp.                                                 38,288(a)        289
International Business Machines Corp.                     12,388           892
Seagate Technology, Inc.                                  26,700            --@
Sun Microsystems, Inc.                                    43,188(a)        216
------------------------------------------------------------------------------
                                                                         2,943
==============================================================================
IT CONSULTING & SERVICES (0.3%)
SunGard Data Systems, Inc.                                11,400(a)        302
------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (6.8%)
Altera Corp.                                              20,313(a)        276
Analog Devices, Inc.                                      12,125(a)        360
Applied Materials, Inc.                                   52,326(a)        995
Intel Corp.                                              156,888         2,866
Intersil Corp.                                             5,500(a)        118
Linear Technology Corp.                                   19,650           618
Maxim Intergrated Products, Inc.                           7,200(a)        276
Texas Instruments, Inc.                                   59,150         1,402
Xilinx, Inc.                                              10,425(a)        234
------------------------------------------------------------------------------
                                                                         7,145
==============================================================================
SOFTWARE (6.9%)
Intuit, Inc.                                              12,301(a)   $    612
Microsoft Corp.                                          104,913(a)      5,739
Oracle Corp.                                              61,500(a)        582
VERITAS Software Corp.                                    14,747(a)        292
------------------------------------------------------------------------------
                                                                         7,225
==============================================================================
TOTAL INFORMATION TECHNOLOGY                                            20,528
==============================================================================
TELECOMMUNICATION SERVICES (1.6%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.6%)
SBC Communications, Inc.                                  25,488           777
Verizon Communications, Inc.                              21,764           874
==============================================================================
TOTAL TELECOMMUNICATION SERVICES                                         1,651
==============================================================================
TOTAL COMMON STOCKS (COST $114,638)                                     99,156
==============================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (5.0%)
REPURCHASE AGREEMENT (5.0%)
J.P. Morgan Securities Inc., 1.95%,
dated 6/28/02, due 7/01/02
(COST $5,257)                                            $ 5,257(b)      5,257
==============================================================================
TOTAL INVESTMENTS (99.6%) (COST $119,895)                              104,413
==============================================================================

                                                          AMOUNT
                                                            (000)
------------------------------------------------------------------------------
OTHER ASSETS (2.2%)
Cash                                                         $ 1
Receivable for Investments Sold                            2,220
Dividends Receivable                                          82
Interest Receivable                                            1         2,304
==============================================================================
LIABILITIES (-1.8%)
Payable for Investments Purchased                         (1,617)
Investment Advisory Fees Payable                            (127)
Shareholder Reporting Expense Payable                        (56)
Administrative Fees Payable                                  (30)
Professional Fees Payable                                    (15)
Custodian Fees Payable                                        (7)
Directors' Fees and Expenses Payable                          (5)       (1,857)
==============================================================================
NET ASSETS (100%)                                                     $104,860
==============================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
EQUITY GROWTH PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS (CONT'D)


------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 8,970,905 outstanding $0.001 par value
shares (authorized 500,000,000 shares)                                  $11.69
==============================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                       $159,624
Undistributed Net Investment Income (Loss)                                  12
Accumulated Net Realized Gain (Loss)                                   (39,294)
Unrealized Appreciation (Depreciation) on Investments                  (15,482)
------------------------------------------------------------------------------
Net Assets                                                            $104,860
==============================================================================

(a) -- Non-income producing security
(b) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
  @ -- Value is less than $500.

    The accompanying notes are an integral part of the financial statements.

                                                               SIX MONTHS ENDED
                                                                  JUNE 30, 2002
                                                                    (UNAUDITED)
STATEMENT OF OPERATIONS                                                   (000)
-------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                             $    493
Interest                                                                    43
-------------------------------------------------------------------------------
Total Income                                                               536
-------------------------------------------------------------------------------
EXPENSES:
Investment Advisory Fees                                                   331
Less: Fees Waived                                                          (70)
-------------------------------------------------------------------------------
Net Investment Advisory Fees                                               261
Administrative Fees                                                        159
Shareholder Reporting                                                       34
Custodian Fees                                                              19
Professional Fees                                                           17
Directors' Fees and Expenses                                                 2
Other                                                                       19
-------------------------------------------------------------------------------
Net Expenses                                                               511
-------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                25
-------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
Investments Sold                                                        (8,458)
-------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments                                                            (14,538)
-------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
APPRECIATION (DEPRECIATION)                                            (22,996)
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                                       $(22,971)
===============================================================================

                                                       SIX MONTHS ENDED
                                                          JUNE 30, 2002               YEAR ENDED
                                                            (UNAUDITED)        DECEMBER 31, 2001
STATEMENT OF CHANGES IN NET ASSETS                                (000)                    (000)
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net Investment Income (Loss)                                   $     25                 $    (22)
Net Realized Gain (Loss)                                         (8,458)                 (27,686)
Change in Unrealized Appreciation (Depreciation)                (14,538)                   1,696
------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
from Operations                                                 (22,971)                 (26,012)
------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
Net Realized Gain                                                    --                     (177)
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
Subscribed                                                        9,070                   42,451
Distributions Reinvested                                             --                      177
Redeemed                                                        (10,014)                 (62,094)
------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
from Capital Share Transactions                                    (944)                (19,466)
------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                         (23,915)                 (45,655)

NET ASSETS:
Beginning of Period                                             128,775                  174,430
------------------------------------------------------------------------------------------------
End of Period (including undistributed net
investment income (loss) of $12 and $(13),
respectively)                                                  $104,860                 $128,775
------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
Shares Subscribed                                                   678                    2,854
Shares Issued on Distributions Reinvested                            --                       12
Shares Redeemed                                                    (773)                  (4,205)
------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Capital Shares Outstanding               (95)                  (1,339)
================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
FINANCIAL HIGHLIGHTS

EQUITY GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS


                                      SIX MONTHS ENDED                          YEAR ENDED DECEMBER 31,             PERIOD FROM
                                      JUNE 30, 2002     -------------------------------------------------       JANUARY 2, 1997*
                                      (UNAUDITED)              2001       2000       1999        1998      TO DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  14.20      $  16.76   $  20.31   $  15.10     $ 12.74              $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net Investment Income (Loss)                     0.00+        (0.00)+    (0.02)     (0.02)       0.02                 0.02
Net Realized and Unrealized Gain
(Loss)                                          (2.51)        (2.54)     (2.28)      5.93        2.43                 3.27
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                (2.51)        (2.54)     (2.30)      5.91        2.45                 3.29
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN
EXCESS OF
Net Investment Income                              --            --         --      (0.02)         --                (0.02)
Net Realized Gain                                  --         (0.02)     (1.25)     (0.68)      (0.09)               (0.53)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                --         (0.02)     (1.25)     (0.70)      (0.09)               (0.55)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $  11.69      $  14.20   $  16.76   $  20.31     $ 15.10              $ 12.74
=================================================================================================================================
TOTAL RETURN                                   (17.68)%++    (15.17)%   (11.75)%    39.45%      19.29%               33.05%++
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)            $104,860      $128,775   $174,430   $138,575     $56,215              $12,419
Ratio of Expenses to Average
Net Assets                                       0.85%**       0.85%      0.85%      0.85%       0.85%                0.85%**
Ratio of Net Investment Income
(Loss) to Average Net Assets                     0.04%**      (0.01)%    (0.10)%    (0.11)%      0.28%                0.41%**
Portfolio Turnover Rate                            49%++         96%        70%        87%        149%                 172%++
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
Limitation During the Period:
Per Share Benefit to Net Investment
Income (Loss)                                $   0.01       $  0.01   $   0.02   $   0.05     $  0.04              $  0.07
Ratios Before Expense Limitation:
Expenses to Average Net Assets                   0.97%**       0.91%      0.92%      1.11%       1.31%                2.05%**
Net Investment Income (Loss) to
Average Net Assets                              (0.08)%**     (0.07)%    (0.17)%    (0.37)%     (0.18)%              (0.80)%**
---------------------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized
+  Amount is less than $0.005 per share
++ Not annualized

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Equity Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith, under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

SEMI-ANNUAL REPORT JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and dividends received from real estate investment trusts.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

     Permanent book and tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                              FROM $500
                          FIRST $500         MILLION TO            MORE THAN
PORTFOLIO                    MILLION         $1 BILLION           $1 BILLION
-------------------------------------------------------------------------------
Equity Growth                   0.55%              0.50%                 0.45%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.85%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. DIRECTORS' FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. The deferred fees payable under the Compensation Plan are included in Directors' Fees and Expenses Payable on the Statement of Net Assets.

F. OTHER: At June 30, 2002, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                                          NET
    COST            APPRECIATION          DEPRECIATION           DEPRECIATION
   (000)                   (000)                 (000)                  (000)
-------------------------------------------------------------------------------
$119,895                  $3,194              $(18,676)              $(15,482)

For the six months ended June 30, 2002, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $56,445,000 and $60,756,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 2002. During the six months ended June 30, 2002, the Portfolio incurred $3,661 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

At December 31, 2001, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $21,409,000, all of which will expire on December 31, 2009. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October capital losses of $2,752,000.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD
CHAIRMAN AND DIRECTOR, MORGAN STANLEY INVESTMENT MANAGEMENT
INC. AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED; MANAGING
DIRECTOR, MORGAN STANLEY & CO.

John D. Barrett II
CHAIRMAN AND DIRECTOR,
BARRETT ASSOCIATES, INC.

Thomas P. Gerrity
PROFESSOR OF MANAGEMENT,
WHARTON SCHOOL OF BUSINESS, UNIVERSITY OF PENNSYLVANIA

Gerard E. Jones
OF COUNSEL, SHIPMAN & GOODWIN LLP

Joseph J. Kearns
INVESTMENT CONSULTANT

Vincent R. McLean
FORMERLY EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL
OFFICER AND DIRECTOR, SPERRY CORPORATION

C. Oscar Morong, Jr.
MANAGING DIRECTOR,
MORONG CAPITAL MANAGEMENT

William G. Morton, Jr.
CHAIRMAN EMERITUS, BOSTON
STOCK EXCHANGE

Michael Nugent
GENERAL PARTNER,
TRIUMPH CAPITAL, LP

Fergus Reid
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
LUMELITE PLASTICS CORPORATION

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management 1221
Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS
Ronald E. Robison
PRESIDENT AND DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Lorraine Truten
VICE PRESIDENT

James W. Garrett
TREASURER

Mary E. Mullin
SECRETARY

Belinda A. Brady
ASSISTANT TREASURER

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Mayer, Brown, Rowe & Maw
1675 Broadway
New York, New York 10019-5820

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

[MORGAN STANLEY LOGO]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

SEMI-ANNUAL REPORT -- JUNE 30, 2002

CORE PLUS FIXED INCOME PORTFOLIO

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT - JUNE 30, 2002 (UNAUDITED)

CORE PLUS FIXED INCOME PORTFOLIO

COMPOSITION OF NET ASSETS

[CHART]

Agency Fixed Rate Mortgages    53.3%
Industrials                     9.6
Asset Backed Corporate          9.3
Finance                         7.0
U.S. Treasury Securities        5.7
Other                          15.1

TOP FIVE HOLDINGS*

                                                                       PERCENT OF
SECURITY                                   TYPE                        NET ASSETS
---------------------------------------------------------------------------------
Federal National Mortgage Association      Agency Fixed Rate
                                            Mortgages                       28.2%
Federal Home Loan Mortgage Corp.           Agency Fixed Rate
                                            Mortgages                        16.3
Government National Mortgage               Agency Fixed Rate
 Association                                Mortgages                         8.8
U.S. Treasury Notes                        U.S. Treasury
                                            Securities                        3.3
Federal National Mortgage Association      CMOs -- Agency
                                            Collateral Series                 3.0

*Excludes short-term investments.

PERFORMANCE COMPARED TO THE SALOMON BROAD INVESTMENT GRADE INDEX

                                                  TOTAL RETURNS(2)
                                   ---------------------------------------------
                                                     AVERAGE          AVERAGE
                                                      ANNUAL           ANNUAL
                                            ONE         FIVE            SINCE
                                    YTD    YEAR        YEARS       INCEPTION(3)
--------------------------------------------------------------------------------
Portfolio                           2.95%   7.82%       7.11%            7.12%
Index(1)                              3.61    8.50        7.54             7.53

(1) The Salomon Broad Investment Grade Index is a fixed income market capitalization-weighted index, including U.S. Treasury, agency, government-sponsored mortgages and investment grade (BBB-/Baa3 or better) corporate securities with maturities of one year or longer.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)   Commenced operations on January 2, 1997.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Yields will fluctuate as market conditions change.

The Core Plus Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Portfolio's average weighted maturity will ordinarily exceed five years. Effective May 1, 2002, the Portfolio changed its name from the Fixed Income Portfolio to the Core Plus Fixed Income Portfolio.

For the six months ended June 30, 2002, the Portfolio had a total return of 2.95% compared to 3.61% for the Salomon Broad Investment Grade Index (the "Index"). The Portfolio's 30-day SEC yield at June 30, 2002, was 3.78%.

MARKET REVIEW

Despite a vigorous economic rebound, corporate bonds were hurt by news of additional ethical lapses and accounting irregularities.

While our interest-rate risk and non-dollar bond decisions helped performance, this was offset by the unfavorable effects of widening corporate yield spreads. The telecom sector suffered most as the WorldCom situation reached the boiling point; the company's irregular accounting practices were the latest in a string of accounting controversies. Value opportunities arose as yield spreads widened. We took advantage by purchasing selected corporates and paying fixed-rates on swaps. This is designed to allow the Portfolio to earn the credit risk premium on the bonds while minimizing exposure to the liquidity component of the yield spread.

As conventional mortgage-backed securities lost some of their yield advantage, we trimmed some FHLMCs and FNMAs in favor of GNMAs. The Portfolio maintains an above-benchmark exposure to 8%-coupon issues; prepayment speeds have been slower than those implied by current market prices and mortgage models, thereby creating a value opportunity in these issues. Commercial mortgage-backed total return swaps, where the Portfolio receives the total return on AAA-rated Commercial Mortgage-Backed Securities (CMBS) in return for paying a Libor-based short-term rate, in our view, remain the preferred means of attaining CMBS exposure.

We eliminated our below-benchmark interest-rate sensitivity and relative yield-curve positions as market rates rose during the first quarter. We will continue to assess the market's implied forecasts for both inflation and economic growth, but expect to maintain a neutral posture until these forecasts offer a more material value opportunity.

Our opportunistic non-dollar strategy had a favorable effect on relative performance. European real rates remain at fair value versus those in the U.S.; however the Euro's rally made the currency far less attractive. We implemented a currency hedge in late June to neutralize the Euro exposure.

MARKET OUTLOOK
In the short run, we believe the corporate bond market has been adversely affected by the sharp increase in equity market volatility. In our opinion, it would be difficult for equity volatility to remain at such high levels for sustained periods. If the equity market stabilizes and eventually subsides, we would expect corporate bonds to fare better than other fixed income sectors.

We believe that medium-quality corporates now offer relative value opportunity within our investment universe, and we have positioned the Portfolio seeking to capture this value potential on a well-diversified basis.

July 2002

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                        FACE
                                                      AMOUNT       VALUE
                                                       (000)       (000)
-------------------------------------------------------------------------
FIXED INCOME SECURITIES (97.6%)
AGENCY FIXED RATE MORTGAGES (53.3%)
Federal Home Loan Mortgage Corporation,
Conventional Pools:
10.00%, 10/1/10 - 12/1/19                            $    67    $     74
10.50%, 1/1/10 - 5/1/19                                   16          19
11.50%, 10/1/15 - 5/1/19                                  80          93
Gold Pools:
8.00%, 8/1/30 - 1/1/31                                 1,195       1,268
8.50%, 1/1/29 - 8/1/30                                   585         624
9.50%, 12/1/22                                            49          55
10.00%, 6/1/17                                            49          55
July TBA
6.50%, 7/1/32                                          2,075(a)    2,116
7.00%, 7/1/32                                         19,750(a)   20,452
7.50%, 7/1/32                                          5,000(a)    5,242
August TBA
6.50%, 8/1/32                                          1,075(a)    1,092
Federal National Mortgage Association
Conventional Pools:
7.00%, 2/1/31                                          1,000       1,050
7.50%, 8/1/29 - 2/1/31                                 2,033       2,134
8.00%, 5/1/30 - 5/1/32                                 9,821      10,429
8.50%, 4/1/30 - 2/1/31                                 3,050       3,260
9.50%, 11/1/21 - 4/1/30                                  988       1,089
10.00%, 9/1/10 - 5/1/22                                  332         370
10.50%, 1/1/16                                             6           6
11.00%, 3/1/19 - 11/1/20                                 600         687
11.50%, 11/1/19                                           16          19
12.00%, 11/1/11                                           12          14
13.00%, 10/1/15                                            8           9
July TBA
6.00%, 7/1/32                                         11,750(a)   11,720
6.50%, 7/1/32                                          9,450(a)    9,633
7.00%, 7/1/32                                          1,200(a)    1,243
August TBA
6.50%, 8/1/32                                          6,100(a)    6,191
7.00%, 8/25/17                                           900(a)      942
7.00%, 8/1/32                                          4,775(a)    4,928
Government National Mortgage Association
Adjustable Rate Mortgages:
6.375%, 1/20/25 - 2/20/28                              1,687       1,726
6.75%, 7/20/25 - 9/20/27                                 610         629
7.625%, 12/20/25 - 11/20/27                              332         341
July TBA
6.50%, 7/1/32                                          3,350(a)    3,417
7.00%, 7/15/32                                         3,700(a)    3,840
August TBA
6.00%, 8/1/32                                          1,700(a)    1,691
Various Pools:
9.00%, 11/15/17 - 1/15/25                                570         624
9.50%, 10/15/16 - 11/15/21                             2,163       2,345
10.00%, 11/15/09 - 6/15/22                             1,426       1,592
10.50%, 1/15/18 - 8/15/20                                306         348
11.00%, 12/15/09 - 4/15/20                                90         104
11.50%, 2/15/13 - 9/15/15                                 15          18
12.00%, 12/15/12 - 12/15/14                               30          36
---------------------------------------------------------------------------------
                                                                 101,525
=================================================================================
ASSET BACKED CORPORATE (9.3%)
BMW Vehicle Owner Trust
2.83%, 12/25/04                                          900         905
Capital Auto Receivables Asset Trust
2.89%, 4/15/04                                         1,100       1,106
Centex Home Equity,
2.91%, 12/25/16                                          854         856
Chase Manhattan Auto Owner Trust
2.44%, 6/15/04                                           900         902
2.63%, 10/15/04                                          850         853
2.70%, 1/18/05                                         1,100       1,102
Citibank Credit Card Issuance Trust
6.875%, 11/16/09                                         880         966
Continental Airlines, Inc.
6.90%, 1/2/18                                            119         117
Daimler Chrysler Auto Trust
2.90%, 12/6/04                                         1,400       1,408
3.71%, 7/6/04                                            730         736
6.11%, 11/8/04                                           800         825
6.21%, 12/8/03                                           159         161
Federal Home Loan Mortgage Corp.
Structured Pass-Through Security
4.75%, 2/25/42                                           819         823
Ford Credit Auto Owner Trust
2.97%, 6/15/04                                         1,200       1,207
5.35%, 7/15/03                                            92          92
Honda Auto Receivables Owner Trust
2.55%, 4/15/04                                           800         803
2.91%, 9/15/04                                         1,100       1,107
Lehman ABS Manufactured Housing Contract
3.01%, 3/15/10                                           424         426
MBNA Master Credit Card Trust
5.90%, 8/15/11                                           400         419
7.80%, 10/15/12                                          535         623
Nissan Auto Receivables Owner Trust
3.07%, 8/16/04                                           850         856
6.72%, 8/16/04                                           826         844
Toyota Auto Receivables Owner Trust
3.77%, 7/15/04                                           642         646
---------------------------------------------------------------------------------
                                                                  17,783
=================================================================================

The accompanying notes are an integral part of the financial statements.

                                                        FACE
                                                      AMOUNT       VALUE
                                                       (000)       (000)
-------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - AGENCY
COLLATERAL SERIES (3.5%)
Federal Home Loan Mortgage Corporation,
Floating Rate Security
2.39%, 6/15/20                                 $           4   $           4
Federal Home Loan Mortgage Corporation, IO
7.50%, 12/1/29                                           610             106
8.00%, 1/1/28                                            178              36
8.00%, 7/1/31                                            649             108
Federal Home Loan Mortgage Corporation,
IO, INV
6.65%, 10/15/29                                          644              40
Federal National Mortgage Association
4.50%, 3/25/17                                         1,500           1,506
Federal National Mortgage Association,
IO, INV
5.50%, 6/25/08                                           865             884
5.65%, 2/17/31                                         1,206             107
6.07%, 12/25/27                                          884              47
6.27%, 10/25/28                                        1,112              94
6.69%, 3/18/30                                           621              42
6.70%, 8/17/02                                           821             828
8.00%, 4/1/24                                            209              44
Federal National Mortgage Association, IO
8.00%, 5/1/30                                            704             118
8.00%, 6/1/30                                            288              48
8.00%, 8/1/31                                          1,891             312
9.00%, 11/1/26                                            63              12
Federal National Mortgage Association, PO
8/1/31                                                 1,891           1,696
12/25/23                                                   2               2
Government National Mortgage
Association, IO, INV
5.68%, 9/16/31                                         1,844             152
6.06%, 9/16/27                                           835              69
6.30%, 8/16/31                                         1,282              92
6.57%, 9/20/30                                         2,613             189
6.65%, 12/16/29                                          804              82
6.70%, 8/16/29                                           835              83
6.70%, 8/16/29                                           512              42
---------------------------------------------------------------------------------
                                                                       6,743
=================================================================================
FEDERAL AGENCY (2.8%)
Federal Home Loan Mortgage Corporation
6.25%, 7/15/32                                         1,425           1,433
6.75%, 9/15/29                                           275             293
Federal National Mortgage Association
6.625%, 11/15/30                                       1,500           1,584
7.125%, 1/15/30                                        1,765           1,976
---------------------------------------------------------------------------------
                                                                       5,286
=================================================================================
FINANCE (7.0%)
AIG SunAmerica Global Financing
6.30%, 5/10/11                                           555(b)          575
American General Corp.
7.50%, 7/15/25                                            65              72
Anthem Insurance Co., Inc.
9.00%, 4/1/27                                            360(b)          406
9.125%, 4/1/10                                           125(b)          141
Bank One Corp.
7.625%, 10/15/26                                         185             204
8.00%, 4/29/27                                           235             270
CIGNA Corp.
6.375%, 10/15/11                                         315             325
CIT Group, Inc.
5.625%, 5/17/04                                           85              82
6.50%, 2/7/06                                             90              87
7.75%, 4/2/12                                             85              84
Citigroup, Inc.
6.00%, 2/21/12                                           485             487
EOP Operating LP
6.763%, 6/15/07                                          100             104
7.50%, 4/19/29                                           330             325
Equitable Cos., Inc.
6.50%, 4/1/08                                             85              90
Farmers Exchange Capital
7.05%, 7/15/28                                           585(b)          434
Farmers Insurance Exchange
8.625%, 5/1/24                                           250(b)          221
Ford Motor Credit Co.
7.375%, 10/28/09                                         495             512
General Electric Capital Corp.
6.75%, 3/15/32                                           625             614
General Motors Acceptance Corp.
6.875%, 9/15/11                                          380             377
8.00%, 11/1/31                                           385             394
Golden State Holdings Escrow Corp.
7.125%, 8/1/05                                           300             320
Goldman Sachs Group, Inc.
6.60%, 1/15/12                                           155             158
6.875%, 1/15/11                                          610             632
Hartford Financial Services Group
7.90%, 6/15/10                                           125             140
Hartford Life, Inc.
7.65%, 6/15/27                                           155             170
Hertz Corp.
7.625%, 6/1/12                                           450             444
Household Finance Corp.
5.875%, 2/1/09                                           335             322
6.40%, 6/17/08                                            80              80
6.75%, 5/15/11                                           235             231
8.00%, 7/15/10                                           195             206
J.P. Morgan Chase & Co.
5.35%, 3/1/07                                            375             380
6.625%, 3/15/12                                          155             159
7.00%, 11/15/09                                          215             228

The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
CORE PLUS FIXED INCOME PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS (CONT'D)

                                                        FACE
                                                      AMOUNT       VALUE
                                                       (000)       (000)
-------------------------------------------------------------------------
FINANCE (CONT'D)
John Hancock Surplus Note
7.375%, 2/15/24                                  $     510(b)   $      531
MBNA America Bank
6.50%, 6/20/06                                         170             176
7.75%, 9/15/05                                         180             195
Nationwide Mutual Insurance Co.
8.25%, 12/1/31                                         610(b)          636
New England Mutual Life Insurance
7.875%, 2/15/24                                        530(b)          556
Prime Property Funding, II
7.00%, 8/15/04                                          95(b)           99
Prudential Holdings LLC
7.245%, 12/18/23                                     1,045(b)        1,098
Washington Mutual, Inc.
8.25%, 4/1/10                                          175             199
World Financial Properties
6.91%, 9/1/13                                          469(b)          487
---------------------------------------------------------------------------------
                                                                    13,251
=================================================================================
FOREIGN (2.1%)
France O.A.T.
4.00%, 10/25/09                                EUR   4,245           4,003
---------------------------------------------------------------------------------
INDUSTRIALS (9.6%)
Aetna, Inc.
7.875%, 3/1/11                                   $     565             595
AOL Time Warner, Inc.
7.625%, 4/15/31                                        715             626
6.625%, 5/15/29                                        155             121
7.57%, 2/1/24                                           45              40
ArvinMeritor, Inc.
6.625%, 6/15/07                                         95              95
8.75%, 3/1/12                                          385             413
Centex Corp.
7.875%, 2/1/11                                         405             441
Charter Communications Holdings
0.00%, 1/15/11 - 5/15/11                               705(c)          261
Clear Channel Communications, Inc.
7.65%, 9/15/10                                         290             296
Comcast Cable Communications
6.75%, 1/30/11                                         375             335
Conoco, Inc.
6.95%, 4/15/29                                         205             209
Continental Airlines, Inc.
97-1 A 7.461%, 10/1/16                                  60              61
Corning, Inc., Convertible Bond
0.00%, 11/8/15                                         610             305
CSC Holdings, Inc.
7.25%, 7/15/08                                         120              97
7.875%, 12/15/07                                        75              63
DaimlerChrysler NA Holding Corp.
7.30%, 1/15/12                                          90              94
8.00%, 6/15/10                                         170             185
8.50%, 1/18/31                                         200             221
Dana Corp.
9.00%, 8/15/11                                         400             394
Delphi Corp.
7.125%, 5/1/29                                          95              94
Federated Department Stores, Inc.
6.90%, 4/1/29                                          260             251
7.00%, 2/15/28                                         155             152
Florida Windstorm
7.125%, 2/25/19                                        830(b)          880
Ford Motor Co.
6.625%, 10/1/28                                        505             426
7.45%, 7/16/31                                         245             228
Harrah's Operating Co., Inc.
8.00%, 2/1/11                                          265             287
Hartford Life, Inc.
7.375%, 3/1/31                                         190             202
HCA, Inc.
7.19%, 11/15/15                                         80              81
7.50%, 12/15/23                                        140             136
7.69%, 6/15/25                                         190             189
8.70%, 2/10/10                                           5
9.00%, 12/15/14                                         25              29
Health Net, Inc.
8.375%, 4/15/11                                        460             511
HEALTHSOUTH Corp.
7.63%, 6/1/12                                          225(b)          223
Hertz Corp.
7.40%, 3/1/11                                           90              89
7.625%, 8/15/07                                         85              88
Honeywell International, Inc.
6.125%, 11/1/11                                        525             537
Hyatt Equities
6.875%, 6/15/07                                        220(b)          221
Kennametal, Inc.
7.20%, 6/15/12                                         155             155
Kroger Co.
7.50%, 4/1/31                                          410             427
8.00%, 9/15/29                                         290             319
Lenfest Communications, Inc.
7.625%, 2/15/08                                        195             201
Lockheed Martin Corp.
7.75%, 5/1/26                                          295             327
Lowe's Cos., Inc.
6.50%, 3/15/29                                         310             298
6.875%, 2/15/28                                        215             216
May Department Stores Co.
6.70%, 9/15/28                                         125             123
6.90%, 1/15/32                                         500             496
MeadWestvaco Corp.
6.85%, 4/1/12                                          175             184
Mohawk Industries, Inc.
7.20%, 4/15/12                                         120(b)          127

                                                        FACE
                                                      AMOUNT       VALUE
                                                       (000)       (000)
-------------------------------------------------------------------------
INDUSTRIALS (CONT'D)
News America, Inc.
7.28%, 6/30/28                                 $         380    $      338
7.30%, 4/30/28                                           115           103
7.75%, 2/1/24                                            140           133
8.875%, 4/26/23                                          200           212
Nextel Communications, Inc.
9.375%, 11/15/09                                         200           102
Pharmacia Corp.
6.60%, 12/1/28                                           210           213
Prudential Holdings LLC
8.695%, 12/18/23                                      580(b)           629
Pulte Homes, Inc.
7.875%, 8/1/11                                           355           374
Raytheon Co.
8.20%, 3/1/06                                            215           237
8.30%, 3/1/10                                            520           593
Simon Property Group LP
6.375%, 11/15/07                                         310           318
Starwood Hotels & Resorts Worldwide, Inc.
7.375%, 5/1/07                                            90(b)         89
7.875%, 5/1/12                                           225(b)        220
Sun Microsystems, Inc.
7.65%, 8/15/09                                           345           364
TCI Communications, Inc.
7.875%, 2/15/26                                          175           156
Tenet Healthcare Corp
6.875%, 11/15/31                                         345           340
United Technologies Corp.
6.10%, 5/15/12                                           360           373
US Airways, Inc.
7.076%, 3/20/21                                           44            45
8.11%, 2/20/17                                           134           143
Vornado Realty
5.625%, 6/15/07                                          190           189
Waste Management, Inc.
7.00%, 7/15/28                                           550           515
7.375%, 5/15/29                                           90            87
---------------------------------------------------------------------------------
                                                                    18,178
=================================================================================
STRIPPED MORTGAGE - AGENCY COLLATERAL (0.0%)
Federal Home Loan Mortgage Corporation
207 IO, 7.00%, 4/1/30                                    464            75
---------------------------------------------------------------------------------
TELEPHONES (1.1%)
Alltel Corp.
7.00%, 7/1/12                                            170           170
AT&T Corp.
7.30%, 11/15/11                                           75(b)         62
8.00%, 11/15/31                                          545(b)        428
AT&T Wireless Group
8.75%, 3/1/31                                            415           320
Comcast Cable Communications, Inc.
8.375%, 5/1/07                                            75            77
GTE Corp.
6.94%, 4/15/28                                           615           549
Nextel Communications, Inc.
10.65%, 9/15/07                                          160            87
Qwest Capital Funding, Inc.
7.75%, 2/15/31                                           115            60
7.90%, 8/15/10                                           145            82
Sprint Capital Corp.
8.375%, 3/15/12                                          265(b)        219
Verizon New England, Inc.
6.50%, 9/15/11                                           105           103
---------------------------------------------------------------------------------
                                                                     2,157
=================================================================================
TRANSPORTATION (0.2%)
Continental Airlines, Inc.
98-1 A 6.648%, 3/15/19                                   198           195
99-1 A 6.545%, 2/2/19                                    234           226
---------------------------------------------------------------------------------
                                                                       421
=================================================================================
U.S. TREASURY SECURITIES (5.7%)
U.S. Treasury Bonds
8.125%, 8/15/19                                          750           961
8.75%, 8/15/20                                         1,600         2,173
U.S. Treasury Notes
6.75%, 5/15/05                                         1,450         1,583
7.50%, 2/15/05                                         2,225         2,463
7.875%, 11/15/04                                       2,000         2,216
U.S. Treasury Strip, PO
5/15/11                                                2,400         1,531
---------------------------------------------------------------------------------
                                                                    10,927
=================================================================================
UTILITIES (1.2%)
Calpine Corp.
8.50%, 2/15/11                                           315           211
Consolidated Natural Gas Co.
6.25%, 11/1/11                                           155           156
Detroit Edison Co.
6.125%, 10/1/10                                          205           204
El Paso Corp.
7.00%, 5/15/11                                             3
7.875%, 6/15/12                                          185(b)        186
Mirant Americas Generation, Inc.
7.20%, 10/1/08                                           425(b)        336
Nisource Finance Corp.
7.875%, 11/15/10                                         100           103
PSEG Energy Holdings
8.625%, 2/15/08                                          165(b)        158
9.125%, 2/10/04                                          275           280
Williams Cos., Inc. (The)
7.50%, 1/15/31                                           680           488
7.75%, 6/15/31                                            60            44
---------------------------------------------------------------------------------
                                                                     2,200
=================================================================================

The accompanying notes are an integral part of these financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
CORE PLUS FIXED INCOME PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS (CONT'D)

                                                        FACE
                                                      AMOUNT       VALUE
                                                       (000)       (000)
-------------------------------------------------------------------------
YANKEE (1.8%)
Abitibi-Consolidated, Inc.
8.55%, 8/1/10                                    $        90   $        94
8.85%, 8/1/30                                             75            73
Glencore Nickel Property Ltd.
9.00%, 12/1/14                                           180            49
Global Crossing Holdings Ltd.
8.70%, 8/1/07                                            330(d)          3
9.125%, 11/15/06                                         320(d)          3
Pemex Master Trust
8.625%, 2/1/22                                           280(b)        274
Pemex Project Funding Master Trust
9.125%, 10/13/10                                         165           173
Ras Laffan Liquified Natural Gas Co.
8.294%, 3/15/14                                          290(b)        308
Republic of Brazil
8.00%, 4/15/14                                           622           394
Republic of Colombia
11.75%, 2/25/20                                          265           259
Republic of South Africa
7.375%, 4/25/12                                           65            64
Systems 2001 Asset Trust LLC
6.664%, 9/15/13                                          657(b)        698
Telus Corp.
8.00%, 6/1/11                                             80            67
Tyco International Group
6.375%, 10/15/11                                         400           306
United Mexican States
7.50%, 1/14/12                                           150           148
8.30%, 8/15/31                                            90            88
8.375%, 1/14/11                                          455           472
United Mexican States, Value
Recovery Rights, Floating Rate Security
0.00%, 6/30/03                                           476            --@
---------------------------------------------------------------------------------
                                                                     3,473
=================================================================================
TOTAL FIXED INCOME SECURITIES (COST $185,674)                      186,022
=================================================================================
SHORT-TERM INVESTMENTS (39.6%)
DISCOUNT NOTES (12.5%)
Federal Home Loan Bank
1.65%, 9/4/02                                          8,000         7,975
Federal Home Loan Mortgage
Corporation
1.66%, 9/12/02                                         8,000         7,972
Federal National Mortgage Association
1.65%, 9/4/02                                          8,000         7,975
---------------------------------------------------------------------------------
                                                                    23,922
=================================================================================
REPURCHASE AGREEMENT (22.4%)
J.P. Morgan Securities, Inc., 1.95%,
dated 6/28/02, due 7/1/02                            $42,618(e)  $  42,618
---------------------------------------------------------------------------------
TREASURY BILLS (4.7%)
U.S. Treasury Bill 1.66%, 7/18/02                        100           100
U.S. Treasury Bill 1.65%, 8/22/02                      8,000         7,981
U.S. Treasury Bill 1.67%, 10/17/02                       850           846
---------------------------------------------------------------------------------
                                                                     8,927
=================================================================================
TOTAL SHORT-TERM INVESTMENTS (COST $75,441)                         75,467
=================================================================================
TOTAL INVESTMENTS (137.2%) (COST $261,115)                         261,489
=================================================================================
                                                       AMOUNT
                                                        (000)
OTHER ASSETS (10.0%)
Cash                                             $       610
Receivable for Investments Sold                       17,266
Interest Receivable                                    1,182        19,058
---------------------------------------------------------------------------------
LIABILITIES (-47.2%)
Payable for Investments Purchased                    (88,568)
Unrealized Loss on Swap
Agreements                                              (751)
Due to Broker                                           (223)
Investment Advisory Fees Payable                        (221)
Unrealized Loss on Foreign Currency
Exchange Contracts                                       (86)
Administrative Fees Payable                              (58)
Shareholder Reporting Expense
Payable                                                  (50)
Professional Fees Payable                                (4)
Custodian Fees Payable                                   (2)
Other Liabilities                                        (25)      (89,988)
---------------------------------------------------------------------------------
NET ASSETS (100%)                                                 $190,559
=================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
Applicable to 17,061,974 outstanding $0.001 par
value shares (authorized 500,000,000 shares)                  $      11.17
---------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in Capital                                                   $185,120
Undistributed Net Investment Income                                  2,866
Accumulated Net Realized Gain (Loss)                                 2,454
Unrealized Appreciation (Depreciation) on Investments,
Futures Contracts and Swaps                                            119
---------------------------------------------------------------------------------
NET ASSETS                                                        $190,559
=================================================================================

The accompanying notes are an integral part of these financial statements.

(a) --- Security is subject to delayed delivery. -- See Note A4 to the Financial Statements.

(b) --- 144A Security -- certain conditions for public sale may exist.

(c) --- Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2002. Maturity date disclosed is the ultimate maturity date.

(d) --- Security is in default.

(e) --- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

EUR --- Euro

INV --- Inverse Floating Rate Security

IO --- Interest Only

PO --- Principal Only TBA

TBA-- To be announced

Floating Rate Security --- Interest rate changes on these instruments are based on changes in designated base rate. The rates shown are those in effect on June 30, 2002.

@ -- Amount or value is less than $500.

FUTURES CONTRACTS:
   The Portfolio had the following futures contract(s) open at period end:


                                                                      NET
                                     NOTIONAL                  UNREALIZED
                         NUMBER OF   VALUE     EXPIRATION     GAIN (LOSS)
                         CONTRACTS   (000)           DATE           (000)
-------------------------------------------------------------------------
LONG:
U.S. Treasury
         Long Bond             166    $17,062      Sep-02         $177
2 Year U.S.
         Treasury Note           7      1,469      Sep-02           16
5 Year U.S.
         Treasury Note         182     19,551      Sep-02          265
10 Year U.S.
         Treasury Note         172     18,444      Sep-02          114
-------------------------------------------------------------------------
                                                                  $572
=========================================================================

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
The Portfolio had the following foreign currency exchange contract(s) open at period end:

CURRENCY                               IN                    NET
  TO                                EXCHANGE              UNREALIZED
DELIVER       VALUE    SETTLEMENT     FOR        VALUE    GAIN (LOSS)
(000)         (000)      DATE        (000)       (000)       (000)
-------------------------------------------------------------------------
EUR  3,950    $3,917    7/03/02     US $3,831   $3,831       $(86)
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
FINANCIAL STATEMENTS

CORE PLUS FIXED INCOME PORTFOLIO

                                                                                                                  SIX MONTHS ENDED
                                                                                                                     JUNE 30, 2002
STATEMENT OF OPERATIONS                                                                                                (UNAUDITED)
                                                                                                                             (000)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                                                                          $        3,512
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment Advisory Fees                                                                                                     327
Less: Fees Waived                                                                                                            (50)
Net Investment Advisory Fees                                                                                                 277
Administrative Fees                                                                                                          222
Professional Fees                                                                                                             14
Custodian Fees                                                                                                                 7
Shareholder Reporting                                                                                                         26
Directors' Fees and Expenses                                                                                                   1
Other                                                                                                                         26
---------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                                                                 573
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                      2,939
---------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
Investments Sold                                                                                                           1,608
Futures Contracts                                                                                                            930
Swaps                                                                                                                         78
---------------------------------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss)                                                                                                   2,616
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments                                                                                                                 (207)
Foreign Currency Transactions                                                                                                (76)
Futures Contracts                                                                                                             97
Swaps                                                                                                                       (776)
---------------------------------------------------------------------------------------------------------------------------------
Change in Unrealized Appreciation (Depreciation)                                                                            (962)
---------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                              1,654
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                                  $         4,593
=================================================================================================================================

                                                                                SIX MONTHS ENDED
                                                                                    JUNE 30, 2002                      YEAR ENDED
STATEMENT OF CHANGES IN NET ASSETS                                                    (UNAUDITED)               DECEMBER 31, 2001
                                                                                            (000)                           (000)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net Investment Income                                                                $       2,939                 $       5,585
Net Realized Gain (Loss)                                                                     2,616                         4,164
Change in Unrealized Appreciation (Depreciation)                                              (962)                         (309)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                              4,593                         9,440
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
Net Investment Income                                                                           --                        (6,168)
Net Realized Gain                                                                               --                        (2,378)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                             --                        (8,546)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
Subscriptions                                                                               63,188                        93,271
Distributions Reinvested                                                                        --                         8,546
Redemptions                                                                                (30,561)                      (40,715)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions             32,627                        61,102
---------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                                                     37,220                        61,996
NET ASSETS:
Beginning of Period                                                                        153,339                        91,343
---------------------------------------------------------------------------------------------------------------------------------
End of Period (including undistributed net investment income
  (loss) of $2,866 and $(73),
respectively)                                                                             $190,559                      $153,339
---------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
---------------------------------------------------------------------------------------------------------------------------------
Shares Subscribed                                                                            5,710                         8,307
Shares Issued on Distributions Reinvested                                                       --                           790
Shares Redeemed                                                                             (2,781)                       (3,657)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Capital Shares Outstanding                                        2,929                         5,440
  Income Portfolio
=================================================================================================================================

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS


                                               SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                               JUNE 30, 2002       ----------------------------------------------------
                                               (UNAUDITED)                2001         2000             1999       1998
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $   10.85         $10.51           $10.05        $10.70         $10.41
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net Investment Income                                 0.17           0.42             0.64           0.50          0.37
Net Realized and Unrealized Gain (Loss)               0.15           0.56             0.47          (0.67)         0.45
-----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      0.32           0.98             1.11          (0.17)         0.82
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
Net Investment Income                                  --           (0.46)           (0.65)         (0.48)        (0.37)
Net Realized Gain                                      --           (0.18)              --          (0.00)+       (0.16)
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                                    --           (0.64)           (0.65)         (0.48)        (0.53)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $   11.17     $    10.85           $10.51         $10.05        $10.70
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          2.95%++        9.32%           11.08%         (1.63)%        7.90%
-----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                 $190,559       $153,339          $91,343        $69,865       $43,356
Ratio of Expenses to Average Net Assets               0.70%**        0.70%            0.70%          0.70%         0.70%
Ratio of Net Investment Income to Average
Net Assets                                            3.59%**        4.89%            6.52%          6.06%         5.37%
Portfolio Turnover Rate                                 41%++          71%              73%           100%          117%
-----------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During
the Period:
Per Share Benefit to Net Investment
Income                                               $0.00+         $0.00+           $0.02          $0.02         $0.02
Ratios Before Expense Limitation:
Expenses to Average Net Assets                        0.76%**        0.71%            0.89%          0.96%         1.04%
Net Investment Income to Average Net
Assets                                                3.53%**        4.88%            6.33%          5.80%         5.03%
-----------------------------------------------------------------------------------------------------------------------

                                                         PERIOD FROM
                                                     JANUARY 2, 1997*
                                                TO DECEMBER 31, 1997
----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.00
----------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net Investment Income                                       0.46
Net Realized and Unrealized Gain (Loss)                     0.53
----------------------------------------------------------------------
Total from Investment Operations                            0.99
----------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
Net Investment Income                                      (0.45)
Net Realized Gain                                          (0.13)
----------------------------------------------------------------------
Total Distributions                                        (0.58)
----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $10.41
----------------------------------------------------------------------
TOTAL RETURN                                                9.93%++
----------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                        $12,760
Ratio of Expenses to Average Net Assets                     0.70%**
Ratio of Net Investment Income to Average
Net Assets                                                  5.66%**
Portfolio Turnover Rate                                      185%++
----------------------------------------------------------------------
Effect of Voluntary Expense Limitation During
the Period:
Per Share Benefit to Net Investment
Income                                                     $0.08
Ratios Before Expense Limitation:
Expenses to Average Net Assets                              1.71%**
Net Investment Income to Average Net
Assets                                                      4.65%**
----------------------------------------------------------------------

* Commencement of operations
** Annualized
+ Amount is less than $0.005 per share
++ Not annualized


The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Core Plus Fixed Income Portfolio (formerly Fixed Income Portfolio). The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are not determined solely with regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

    Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. FORWARD COMMITMENTS AND WHEN-ISSUED/ DELAYED DELIVERY SECURITIES: Certain Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, a Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the Portfolio's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains or losses may have on the Portfolio.

5. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from (to) broker is comprised of initial margin and variation margin, as stated in the Statement of Net Assets.

    Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

6. SWAP AGREEMENTS: The Portfolio may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

    CREDIT DEFAULT SWAPS: Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Credit default swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

    INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

    TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

    Realized gains or losses on maturity or termination of swap agreements are presented in the Statement of Operations.

    Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

SEMI-ANNUAL REPORT -- JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

    meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/ or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

    Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

    At June 30, 2002, the Portfolio had open swap agreements as follows:

                                                                   UNREALIZED
NOTIONAL                                                         APPRECIATION
VALUE                                                          (DEPRECIATION)
(000)                      DESCRIPTION                                  (000)
-----------------------------------------------------------------------------
    $ 525     Agreement with Bank of America Corp.
              terminating July 11, 2002 to pay 3 month LIBOR
              less 32 basis points, and receive if positive
              (pay if negative), the total rate of return
              on the Banc of America Securities LLC AAA
              10-year Commercial Mortgage-Backed Securities
              Daily Index.                                              $33

      400     Agreement with Bank of America Corp.
              terminating July 17, 2002 to pay 2.5 month LIBOR,
              and receive if positive (pay if negative), the
              total rate of return on the Banc of America
              Securities LLC AAA 10-year Commercial Mortgage-
              Backed Securities Daily Index.                             14

      610      Agreement with Bank of America Corp.
              terminating July 31, 2002 to pay 3 month LIBOR
              less 32 basis points, and receive if positive
              (pay if negative), the total rate of return on
              the Banc of America Securities LLC AAA 10-year
              Commercial Mortgage-Backed Securities Daily Index.         11

      800     Agreement with Bank of America Corp.
              terminating August 15, 2002 to pay 4 month
              LIBOR, and receive if positive (pay if
              negative), the total rate of return on the Banc of
              America Securities LLC AAA 10-year Commercial
              Mortgage-Backed Securities Daily Index.                    16

      400     Agreement with Bank of America Corp.
              terminating August 16, 2002 to pay 4 month
              LIBOR, and receive if positive (pay if
              negative), the total rate of return on the Banc of
              America  Securities LLC AAA 10-year Commercial
              Mortgage-Backed Securities Daily Index.                    14

      610     Agreement with Bank of America Corp.
              terminating August 30, 2002 to pay 3 month
              LIBOR less 32 basis points, and receive if
              positive (pay if negative), the total rate of return
              on the Banc of America Securities LLC AAA 10-year
              Commercial Mortgage-Backed Securities Daily
              Index.                                                     11

    1,100     Agreement with Bank of America Corp.
              terminating August 30, 2002 to pay 3 month
              LIBOR less 35 basis points, and receive if
              positive (pay if negative), the total rate of return
              on the Banc of America Securities LLC AAA 10-year
              Commercial Mortgage-Backed Securities Daily
              Index.                                                     21

      725     Agreement with Bank of America Corp.
              terminating September 20, 2002 to pay 3.5
              month LIBOR less 33 basis points, and receive if
              positive (pay if negative), the total rate of
              return on the Banc of America Securities LLC AAA 10-
              year Commercial Mortgage-Backed Securities
              Daily Index.                                                1

    1,000     Agreement with Bank of America Corp.
              terminating October 31, 2002 to pay 4.5 month LIBOR,
              and receive if positive (pay if negative), the total
              rate of return on the Banc of America Securities LLC
              AAA 10-year Commercial Mortgage-Backed Securities Daily
              Index.                                                      2

    2,000     Agreement with Salomon Brothers terminating October 31,
              2002 to pay 3 month LIBOR less 45 basis points, and
              receive if positive (pay if negative), the total rate
              of return on the Commercial Mortgage-Backed Securities
              AAA  Custom Index.                                         64

      800     Agreement with Merrill Lynch terminating November 19,
              2002 to pay 3 month LIBOR less 30 basis points, and
              receive if positive (pay if negative), the total rate
              of return on the Commercial Mortgage-Backed Securities
              AAA Custom Index.                                          26

      700     Agreement with Salomon Brothers terminating November 29,
              2002 to pay 3 month LIBOR less 40 basis points, and
              receive if positive (pay if negative), the total rate
              of return on the Commercial Mortgage-Backed Securities
              AAA Custom Index.                                         14

    5,000     Agreement with Bank of America Corp.
              terminating December 5, 2002 to pay 5 month
              LIBOR, and receive if positive (pay if
              negative), the total rate of return on the Banc
              of America Securities LLC AAA 10-year Commercial
              Mortgage-Backed Securities Daily Index.                  (5)

      285     Agreement with JPMorgan Chase Bank
              terminating March 19, 2007 to pay at a fixed
              rate of 0.40% and receive, in the event of a
              negative credit event affecting the H.J. Heinz
              Co. 6.625% Private Placement Bond maturing 7/15/2011,
              a payment of $28,500 (in the event of a missed
              payment by the issuer) or $285,000 (in the event
              of bankruptcy by the issuer).                             --

    5,100     Agreement with Salomon Brothers terminating
              March 15, 2012 to pay at a fixed rate of 5.996%
              and to receive 3 month LIBOR.                           (260)

    5,100     Agreement with Salomon Brothers terminating
              March 19, 2012 to pay at a fixed rate of 6.043%
              and to receive 3 month LIBOR.                           (279)

    5,575     Agreement with Goldman Sachs terminating April
              5, 2012 to pay at a fixed rate of 5.955% and to
              receive 3 month LIBOR.                                  (266)

    5,200     Agreement with Goldman Sachs terminating June
              27, 2012 to pay at a fixed rate of 5.378% and to
              receive 3 month LIBOR.                                    (7)

    2,600     Agreement with Salomon Brothers terminating
              June 27, 2012 to pay at a fixed rate of 5.363%
              and to receive 3 month LIBOR.                              5

                                                                   UNREALIZED
NOTIONAL                                                         APPRECIATION
VALUE                                                          (DEPRECIATION)
(000)                      DESCRIPTION                                  (000)
-----------------------------------------------------------------------------
$  5,475      Agreement with Salomon Brothers terminating
              June 28, 2012 to pay at a fixed rate of 5.213%
              and to receive 3 month LIBOR.                             63

     575      Agreement with Credit Suisse First Boston
              terminating October 1, 2031 to pay at a fixed
              rate of 5.922% and to receive 3 month LIBOR.               7

   3,100      Agreement with Goldman Sachs terminating April
              5, 2032 to pay at a fixed rate of 6.329% and to
              receive 3 month LIBOR.                                  (139)

     850      Agreement with Goldman Sachs terminating April
              25, 2032 to pay at a fixed rate of 6.167% and to
              receive 3 month LIBOR.                                   (19)

   2,325      Agreement with Goldman Sachs terminating April
              26, 2032 to pay at a fixed rate of 6.159% and to
              receive 3 month LIBOR.                                   (48)

   2,400      Agreement with Salomon Brothers terminating
              May 28, 2032 to pay at a fixed rate of 6.133%
              and to receive 3 month LIBOR.                            (42)

     900      Agreement with Salomon Brothers terminating
              June 7, 2032 to pay at a fixed rate of 6.065%
              and to receive 3 month LIBOR.                             (7)

   3,600     Agreement with Goldman Sachs terminating June
              27, 2032 to pay at a fixed rate of 5.975% and to
              receive 3 month LIBOR.                                    19
                                                                     ------
                                                                     $(751)
                                                                     ------

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

    The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities.

    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

    Permanent book and tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                              FROM $500
                              FIRST $500      MILLION TO      MORE THAN
PORTFOLIO                     MILLION         $1 BILLION      $1 BILLION
-------------------------------------------------------------------------
Core Plus Fixed Income        0.40%           0.35%           0.30%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.70%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. DIRECTORS' FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. The deferred fees payable under the

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

SEMI-ANNUAL REPORT -- JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

Compensation Plan are included in Directors' Fees and Expenses Payable on the Statement of Net Assets.

F. OTHER: At June 30, 2002, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:


                                                          NET
    COST     APPRECIATION      DEPRECIATION      APPRECIATION
   (000)            (000)             (000)             (000)
--------------------------------------------------------------
$261,115          $3,424          $ (3,050)              $374

For the six months ended June 30, 2002, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $95,501,000 and $71,051,000, respectively.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October currency losses of $33,000.

At December 31, 2001, the Portfolio had distributable short-term capital gains, which are treated as ordinary income for tax purposes, of $285,000. Additionally, the Portfolio had distributable long-term capital gains on a tax basis of $1,012,000. These amounts were distributed in July 2002.

The realized gain distribution amount shown in the Statement of Changes in Net Assets for the year ended December 31, 2001 includes short-term realized gains which are treated as ordinary income for tax purposes of $2,378,000.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
CHAIRMAN AND DIRECTOR, MORGAN STANLEY INVESTMENT MANAGEMENT
INC. AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED;
MANAGING DIRECTOR, MORGAN STANLEY & CO.

John D. Barrett II
CHAIRMAN AND DIRECTOR,
BARRETT ASSOCIATES, INC.

Thomas P. Gerrity
PROFESSOR OF MANAGEMENT,
WHARTON SCHOOL OF BUSINESS, UNIVERSITY OF PENNSYLVANIA

Gerard E. Jones
OF COUNSEL, SHIPMAN & GOODWIN LLP

Joseph J. Kearns
INVESTMENT CONSULTANT

Vincent R. McLean
FORMERLY EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER
AND DIRECTOR, SPERRY CORPORATION

C. Oscar Morong, Jr.
MANAGING DIRECTOR,
MORONG CAPITAL MANAGEMENT

William G. Morton, Jr.
CHAIRMAN EMERITUS,
BOSTON STOCK EXCHANGE

Michael Nugent
GENERAL PARTNER,
TRIUMPH CAPITAL, LP

Fergus Reid
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
LUMELITE PLASTICS CORPORATION

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS
Ronald E. Robison
PRESIDENT AND DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Lorraine Truten
VICE PRESIDENT

James W. Garrett
TREASURER

Mary E. Mullin
SECRETARY

Belinda A. Brady
ASSISTANT TREASURER

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Mayer, Brown, Rowe & Maw
1675 Broadway
New York, New York 10019-5820

INDEPENDENT AUDITORS
Ernst & Young LLP 200
Clarendon Street
Boston, Massachusetts 02116-5072

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

[MORGAN STANLEY LOGO]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

SEMI-ANNUAL REPORT - JUNE 30, 2002

GLOBAL VALUE EQUITY PORTFOLIO

[GRAPHIC]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

SEMI-ANNUAL REPORT - JUNE 30, 2002 (UNAUDITED)

GLOBAL VALUE EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS

[CHART]

 UNITED STATES                  41.3%
 UNITED KINGDOM                 15.0
 JAPAN                           9.1
 FRANCE                          8.7
 SWITZERLAND                     6.9
  OTHER                         19.0

TOP FIVE HOLDINGS

                                                PERCENT OF
SECURITY                      COUNTRY           NET ASSETS
-------------------------------------------------------------
Aventis S.A.                  France              2.4%
BAE Systems plc               United Kingdom      2.3
Nestle S.A.                   Switzerland         2.2
Cadbury Schweppes plc         United Kingdom      2.0
Philip Morris Cos., Inc.      United States       1.9

TOP FIVE INDUSTRIES

                           VALUE               PERCENT OF
INDUSTRY                   (000)               NET ASSETS
-------------------------------------------------------------
Insurance                  $8,326                10.0%
Banks                       5,696                 6.8
Food Products               5,232                 6.3
Pharmaceuticals             5,002                 6.0
Oil & Gas                   4,938                 5.9

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) WORLD INDEX


                            TOTAL RETURNS(2)
               --------------------------------------------
                                       AVERAGE   AVERAGE
                                        ANNUAL    ANNUAL
                               ONE        FIVE     SINCE
                   YTD         YEAR      YEARS INCEPTION(3)
-----------------------------------------------------------
Portfolio        0.49%       (4.11)%   5.14%     7.35%
Index(1)        (8.82)      (15.22)    0.52      3.27

(1) The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure of over 20 developed market countries in North America, Europe and the Asia/ Pacific region.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on January 2, 1997.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Global Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability.

For the six months ended June 30, 2002, the Portfolio had a total return of 0.49% compared to -8.82% for the Morgan Stanley Capital International (MSCI) World Index (the "Index").

MARKET REVIEW
The Portfolio preserved capital better than the Index, for the year-to-date, with the Portfolio returning a positive return as compared to the fall of the Index. June was a difficult month for all sectors with technology and telecoms suffering most significantly. For the year-to-date, strong stock selection and the Portfolio's underweight position in technology and overweight in consumer staples were the prime drivers of the Portfolio's outperformance to the Index. The Portfolio's technology stocks fell by 0.9% against the technology sector within the Index which fell 29.9%. The consumer staples sector benefited from continuing economic uncertainty and a sustained flight to quality stocks. Additionally, the overweight position in certain defense contractors greatly benefited the Portfolio. We believe the Portfolio is well positioned to benefit from the long-term procurement contracts which these companies have in place and the predictable cash flow they should generate.

MARKET OUTLOOK
The Portfolio expects to remain defensive. Given the current volatility in equity markets driven by recent revelations and continuing concern about U.S. accounting scandals and economic uncertainty, our overweights in consumer branded goods continues to be our largest sector deviation from the Index. We are inclined to add technology, financials and other economically sensitive stock exposure following further potential weakness in the months ahead but valuation generally remains an impediment. Expectations built into valuations in many parts of the market are still high and pockets of earnings disappointments remain. It is likely that we have not seen the end of accounting abuses coming to light and believe that caution is warranted. We continue to seek shelter in structurally sound companies with strong or improving free cash flow, and retain our strong attention to balance sheet quality and bottom up stock selection.

July 2002

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
GLOBAL VALUE EQUITY PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS


                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (95.8%)
CANADA (0.5%)
Potash Corp. of Saskatchewan, Inc.                        5,950     $        399
--------------------------------------------------------------------------------
DENMARK (0.7%)
Danisco A/S                                              16,410              602
--------------------------------------------------------------------------------
FINLAND (0.5%)
Sampo Oyj, Class A                                       52,900              415
--------------------------------------------------------------------------------
FRANCE (8.7%)
Aventis S.A.                                             28,625            2,037
Cie De Saint Gobain                                      21,373              963
Credit Agricole S.A.                                     20,220              451
Groupe Danone                                             6,770              935
Lafarge S.A.                                             10,260            1,028
Pernod-Ricard S.A.                                        5,559              547
TotalFinaElf S.A.                                         8,090            1,319
--------------------------------------------------------------------------------
                                                                           7,280
--------------------------------------------------------------------------------
GERMANY (0.9%)
BASF AG                                                  15,889              740
--------------------------------------------------------------------------------
IRELAND (1.1%)
Green Property plc                                       88,702              792
Green Property plc (London Shares)                       17,430              157
--------------------------------------------------------------------------------
                                                                             949
--------------------------------------------------------------------------------
ITALY (1.8%)
ENI S.p.A.                                               60,875              972
Telecom Italia S.p.A.                                   104,600              557
--------------------------------------------------------------------------------
                                                                           1,529
--------------------------------------------------------------------------------
JAPAN (9.1%)
Canon, Inc.                                              25,000              947
Daiwa Securities Group, Inc.                             82,000              533
Fuji Photo Film Ltd.                                     28,000              906
Fuji Television Network, Inc.                                46              266
Fujitsu Ltd.                                            123,000              860
Hitachi Ltd.                                             64,000              415
Mitsubishi Electric Corp.                               124,000(a)           558
Mitsui Sumitomo Insurance Co., Ltd.                     101,000              545
Nippon Telegraph & Telephone Corp.                          243            1,001
Sankyo Co., Ltd.                                         53,000              722
Tokyo Gas Co.                                           285,000              793
--------------------------------------------------------------------------------
                                                                           7,546
--------------------------------------------------------------------------------
NETHERLANDS (6.0%)
Akzo Nobel NV                                            18,070              790
Heineken NV                                              19,100              842
ING Groep NV                                             42,248            1,089
Koninklijke (Royal) Philips Electronics NV               34,153              958
Royal Dutch Petroleum Co.                                24,660            1,363
--------------------------------------------------------------------------------
                                                                           5,042
--------------------------------------------------------------------------------
NORWAY (0.7%)
Statoil ASA                                              66,000              590
--------------------------------------------------------------------------------
SINGAPORE (0.4%)
United Overseas Bank Ltd.                                44,000              316
--------------------------------------------------------------------------------
SOUTH KOREA (0.5%)
Samsung Electronics Co. GDR                               3,100(a,b)$        426
--------------------------------------------------------------------------------
SPAIN (0.4%)
Telefonica S.A.                                          41,925(a)           353
--------------------------------------------------------------------------------
SWEDEN (1.3%)
Nordea AB                                               190,070            1,038
--------------------------------------------------------------------------------
SWITZERLAND (6.9%)
Cie Financiere Richemont AG, Class A                     22,570              516
Converium Holding AG                                     19,630(a)         1,019
Credit Suisse Group                                      13,300(a)           424
Holcim Ltd., Class B                                      2,274              524
Nestle S.A. (Registered)                                  7,880            1,847
Syngenta AG                                              10,161              614
UBS AG (Registered)                                       8,530(a)           431
Zurich Financial Services AG                              1,710              347
--------------------------------------------------------------------------------
                                                                           5,722
--------------------------------------------------------------------------------
UNITED KINGDOM (15.0%)
Allied Domecq plc                                       229,800            1,514
BAA plc                                                  45,200              415
BAE Systems plc                                         372,383            1,910
Cadbury Schweppes plc                                   218,450            1,644
CGNU plc                                                 54,895              443
Diageo plc                                               62,206              812
Glaxosmithkline plc                                      51,500            1,118
Imperial Tobacco Group plc                               34,811              569
Imperial Tobacco Group plc (Registered)                  14,204(a)           226
Lloyds TSB Group plc                                     54,200              542
Prudential Corp. plc                                     43,950              404
Rolls-Royce plc                                         175,800              436
Sainsbury (J) plc                                       109,000              594
Vodafone Group plc                                      657,400              906
WPP Group plc                                           116,976              992
--------------------------------------------------------------------------------
                                                                          12,525
--------------------------------------------------------------------------------
UNITED STATES (41.3%)
Albertson's, Inc.                                        35,591            1,084
Alcoa, Inc.                                              38,950            1,291
AT&T Wireless Services, Inc.                             47,600(a)           278
BJ's Wholesale Club, Inc.                                23,850(a)           918
Boise Cascade Corp.                                      29,835            1,030
Bristol-Myers Squibb Co.                                 28,340              728
Cadiz, Inc.                                              24,000(a)           204
ChevronTexaco Corp.                                       4,400              389
Deere & Co.                                              21,090            1,010
Delphi Corp.                                             29,300              387
EnPro Industries, Inc.                                    1,033(a)             6
Exelon Corp.                                             18,655              976
First Data Corp.                                         10,380              391
Ford Motor Credit Co.                                     7,400              416
Gap, Inc.                                                12,300              175
General Dynamics Corp.                                    6,470              688

    The accompanying notes are an integral part of the financial statements.


                                                                           VALUE
                                                           SHARES          (000)
--------------------------------------------------------------------------------
UNITED STATES (CONT'D)
Georgia Pacific Corp.                                    22,237     $        547
Goodrich Corp.                                            9,065              248
Hewlett-Packard Co.                                      14,450              221
International Business Machines Corp.                    11,600              835
Interpublic Group of Cos., Inc.                          27,400              678
J.P. Morgan Chase & Co.                                  35,296            1,197
Kimberly-Clark Corp.                                     19,400            1,203
Kroger Co.                                               22,400(a)           446
Loews Cineplex Entertainment Corp.                       18,000              487
MBIA, Inc.                                               17,150              969
McDonald's Corp.                                         37,175            1,058
McGraw-Hill Cos., Inc.                                   16,900            1,009
Mellon Financial Corp.                                   32,960            1,036
Merrill Lynch & Co.                                      21,200              859
Metlife, Inc.                                            26,600              766
Motorola, Inc.                                           82,700            1,193
NCR Corp.                                                17,090(a)           596
New York Times Co., Class A                               9,080              468
Northrop Grumman Corp.                                    5,330              666
Pharmacia Corp.                                          30,031            1,125
Philip Morris Cos., Inc.                                 35,940            1,570
Principal Financial Group (The), Inc.                    16,100(a)           499
Prudential Financial, Inc.                               16,000(a)           534
Sabre Group Holdings, Inc.                                8,500(a)           304
SBC Communications, Inc.                                 34,450            1,051
Sears Roebuck & Co.                                      12,470              677
St. Paul Cos., Inc.                                      23,500              915
Travelers Property Casualty Corp.                        55,540(a)           983
Tupperware Corp.                                         21,180              440
Verizon Communications, Inc.                             23,795              955
Wells Fargo & Co.                                         5,200              260
Wyeth                                                    13,560              694
--------------------------------------------------------------------------------
                                                                          34,460
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $82,229)                                        79,932
--------------------------------------------------------------------------------

                                                           FACE
                                                         AMOUNT
                                                          (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.6%)
REPURCHASE AGREEMENT (3.6%)
J.P. Morgan Securities Inc., 1.95%,
dated 6/28/02, due 7/01/02
(COST $3,016)                                      $      3,016(c)         3,016
--------------------------------------------------------------------------------
FOREIGN CURRENCY (0.1%)
Euro                                      EUR                70               69
Japanese Yen                              JPY             3,046               26
--------------------------------------------------------------------------------
TOTAL FOREIGN CURRENCY (COST $95)                                             95
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.5%) (COST $85,340)                                  83,043
--------------------------------------------------------------------------------

                                                            AMOUNT        AMOUNT
                                                             (000)         (000)
--------------------------------------------------------------------------------
OTHER ASSETS (2.7%)
Cash                                              $            1
Receivable for Investments Sold                            1,994
Dividends Receivable                                         170
Foreign Withholding Tax Reclaim
Receivable                                                    74
Interest Receivable                                            1         $2,240
--------------------------------------------------------------------------------
LIABILITIES (-2.2%)
Payable for Investments Purchased                         (1,450)
Net Unrealized Loss on Foreign
Currency Exchange Contracts                                 (169)
Investment Advisory Fees Payable                            (125)
Shareholder Reporting Expense Payable                        (88)
Administrative Fees Payable                                  (21)
Custodian Fees Payable                                        (9)
Professional Fees Payable                                     (9)         (1,871)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                        $83,412
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
Applicable to 6,841,872 outstanding $0.001 par value
shares (authorized 500,000,000 shares)                              $      12.19
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in Capital                                                          $85,802
Undistributed Net Investment Income (Loss)                                   615
Accumulated Net Realized Gain (Loss)                                        (570)
Unrealized Appreciation (Depreciation) on Investments
and Foreign Currency Translations                                         (2,435)
--------------------------------------------------------------------------------
NET ASSETS                                                               $83,412
--------------------------------------------------------------------------------

(a) -- Non-income producing security.
(b) -- 144A Security -- certain conditions for public sale may exist.
(c) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@   -- Value is less than $500.
CHF -- Swiss Franc
DKK -- Danish Krone
EUR -- Euro
GBP -- British Pound
GDR -- Global Depositary Receipt
JPY -- Japanese Yen
NOK -- Norwegian Krone
SEK -- Swedish Krona
SGD -- Singapore Dollar

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
GLOBAL VALUE EQUITY PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS (CONT'D)
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:



   The Portfolio had the following foreign currency exchange contract(s) open at period end:

  CURRENCY                                IN                          NET
    TO                                 EXCHANGE                   UNREALIZED
  DELIVER         VALUE   SETTLEMENT     FOR         VALUE       GAIN (LOSS)
   (000)          (000)     DATE        (000)        (000)          (000)
--------------------------------------------------------------------------------
CHF       332     $ 224    7/01/02   US$      222    $ 222            $ (2)
DKK       234        31    7/01/02   US$       31       31              -- @
EUR       721       715    7/01/02   US$      709      709              (6)
GBP       391       599    7/01/02   US$      594      594              (5)
JPY    35,778       299    7/01/02   US$      298      298              (1)
JPY   630,000     5,280    8/21/02   US$    5,055    5,055            (225)
NOK       230        31    7/01/02   US$       31       31              -- @
SEK       483        53    7/01/02   US$       52       52              (1)
SGD        25        14    7/01/02   US$       14       14              -- @
US$     1,689     1,689    8/21/02   JPY  210,000    1,760              71
--------------------------------------------------------------------------------
                $ 8,935                            $ 8,766           $(169)
--------------------------------------------------------------------------------

                    SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
                         CLASSIFICATION -- JUNE 30, 2002

                                                                        PERCENT
                                                       VALUE             OF NET
INDUSTRY                                               (000)             ASSETS
--------------------------------------------------------------------------------
Aerospace & Defense                             $         3,954              4.7%
Banks                                                     5,696              6.8
Beverages                                                 3,714              4.5
Building Products                                           963              1.2
Chemicals                                                 2,542              3.0
Communications Equipment                                  1,193              1.4
Computers & Peripherals                                   1,695              2.0
Construction Materials                                    1,552              1.9
Discounters                                                 918              1.1
Diversified Financials                                    2,481              3.0
Diversified Telecommunication Services                    1,912              2.3
Electric Utilities                                          976              1.2
Food & Drug Retailing                                     1,530              1.8
Food Products                                             5,232              6.3
Gas Utilities                                               793              1.0
Hotels Restaurants & Leisure                              1,058              1.3
Household Durables                                        1,398              1.7
Household Products                                        1,203              1.4
Insurance                                                 8,326             10.0
Leisure Equipment & Products                                906              1.1
Machinery                                                 1,010              1.2
Media                                                     2,735              3.3
Metals & Mining                                           1,291              1.5
Office Electronics                                          947              1.1
Oil & Gas                                                 4,938              5.9
Paper & Forest Products                                   1,577              1.9
Pharmaceuticals                                           5,002              6.0
Real Estate                                                 949              1.1
Telephone Services                                        2,006              2.4
Tobacco                                                   2,364              2.8
Wireless Telecommunication Services                       1,185              1.4
Other                                                    10,997             13.2
--------------------------------------------------------------------------------
                                                $        83,043             99.5%
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                            SIX MONTHS ENDED
                                                                               JUNE 30, 2002
Statement of Operations                                                          (UNAUDITED)
                                                                                       (000)
--------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of $50 foreign taxes withheld)                                    $       899
Interest                                                                                  41
--------------------------------------------------------------------------------------------
Total Income                                                                             940
--------------------------------------------------------------------------------------------
EXPENSES:
Investment Advisory Fees                                                                 307
Less: Fees Waived                                                                       (60)
                                                                                 -----------
Net Investment Advisory Fees                                                             247
Administrative Fees                                                                      100
Shareholder Reporting                                                                     40
Custodian Fees                                                                            26
Professional Fees                                                                         14
Directors' Fees and Expenses                                                               1
Other                                                                                     12
--------------------------------------------------------------------------------------------
Net Expenses                                                                             440
--------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                             500
--------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
Investments Sold                                                                          55
Foreign Currency Transactions                                                            168
--------------------------------------------------------------------------------------------
Net Realized Gain (Loss)                                                                 223
--------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments                                                                            (500)
Foreign Currency Translations                                                          (307)
--------------------------------------------------------------------------------------------
Change in Unrealized Appreciation (Depreciation)                                       (807)
--------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)          (584)
--------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $      (84)
--------------------------------------------------------------------------------------------


                                                                                                 SIX MONTHS ENDED
                                                                                                   JUNE 30, 2002          YEAR ENDED
STATEMENT OF CHANGES IN NET ASSETS                                                                    (UNAUDITED)  DECEMBER 31, 2001
                                                                                                            (000)              (000)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net Investment Income (Loss)                                                                            $       500     $      559
Net Realized Gain (Loss)                                                                                        223           (218)
Change in Unrealized Appreciation (Depreciation)                                                              (807)         (5,236)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                                                (84)         (4,895)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
Net Investment Income                                                                                            --           (750)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
Subscriptions                                                                                                35,881         35,803
Distributions Reinvested                                                                                         --            750
Redemptions                                                                                                (22,807)       (18,150)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions                              13,074         18,403
------------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                                                                      12,990         12,758
NET ASSETS:
Beginning of Period                                                                                          70,422         57,664
------------------------------------------------------------------------------------------------------------------------------------
End of Period (including undistributed net investment income (loss) of $615 and $115, respectively)     $    83,412     $   70,422
------------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------------------
Shares Subscribed                                                                                             2,890          2,839
Shares Issued on Distributions Reinvested                                                                        --             62
Shares Redeemed                                                                                             (1,853)        (1,468)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Capital Shares Outstanding                                                         1,037          1,433
------------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
FINANCIAL HIGHLIGHTS
GLOBAL VALUE EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS


                                        SIX MONTHS ENDED              YEAR ENDED DECEMBER 31,                  PERIOD FROM
                                        JUNE 30, 2002  ----------------------------------------------      JANUARY 2, 1997*
                                        (UNAUDITED)       2001         2000        1999         1998  TO DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $ 12.13      $ 13.19      $ 12.88     $ 13.14      $ 11.74           $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net Investment Income (Loss)                 0.07         0.10         0.18        0.14         0.10              0.08
Net Realized and Unrealized Gain (Loss)     (0.01)       (1.03)        1.27        0.38         1.48              1.92
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations             0.06        (0.93)        1.45        0.52         1.58              2.00
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
Net Investment Income                          --        (0.13)       (0.27)      (0.16)       (0.09)            (0.08)
Net Realized Gain                              --           --        (0.87)      (0.62)       (0.09)            (0.18)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            --        (0.13)       (1.14)      (0.78)       (0.18)            (0.26)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $ 12.19      $ 12.13      $ 13.19     $ 12.88      $ 13.14           $ 11.74
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                 0.49%++     (7.04)%      11.46%       4.10%       13.47%            20.04%++
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)         $83,412      $70,422      $57,664     $48,891      $43,553           $14,707
Ratio of Expenses to Average Net Assets      1.15%**      1.15%        1.15%       1.15%        1.15%             1.15%**
Ratio of Net Investment Income (Loss) to
Average Net Assets                           1.30%**      0.87%        1.35%       1.10%        1.03%             1.24%**
Portfolio Turnover Rate                        18%++        35%          58%         40%          22%               20%++
------------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
During the Period:
Per Share Benefit to Net Investment
Income (Loss)                             $  0.01      $  0.02      $  0.04     $  0.04         0.04           $  0.09
Ratios Before Expense Limitation:
Expenses to Average Net Assets               1.30%**      1.28%        1.43%       1.48%        1.63%             2.43%**
Net Investment Income (Loss) to
Average Net Assets                           1.15%**      0.74%        1.07%       0.77%        0.56%            (0.04)%**
------------------------------------------------------------------------------------------------------------------------------------

 *  Commencement of operations
 ** Annualized
 ++ Not annualized

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Value Equity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.


4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

- investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

- investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT -- JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected as unrealized gains (losses) on Foreign Currency Translations on the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, and the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

     Permanent book and tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

     Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:


                                  FROM $500
                   FIRST $500    MILLION TO     MORE THAN
 PORTFOLIO            MILLION    $1 BILLION    $1 BILLION
-----------------------------------------------------------
 Global Value Equity     0.80%         0.75%         0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J. P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. DIRECTORS' FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. The deferred fees payable under the Compensation Plan are included in Directors' Fees and Expenses Payable on the Statement of Net Assets.


F. OTHER: At June 30, 2002, cost and gross unrealized appreciation and (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:


                                                                      NET
COST            APPRECIATION           DEPRECIATION          DEPRECIATION
(000)                   (000)                  (000)                 (000)
--------------------------------------------------------------------------
$85,245               $5,424                $(7,721)              $(2,297)

For the six months ended June 30, 2002, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $26,281,000 and $12,788,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 2002. During the six months ended June 30, 2002, the portfolio incurred $1,858 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

At December 31, 2001, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $618,000, all of which will expire on December 31, 2009. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

At June 30, 2002, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
Semi-Annual Report - June 30, 2002 (Unaudited)

DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD

CHAIRMAN AND DIRECTOR, MORGAN STANLEY INVESTMENT MANAGEMENT INC. AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED; MANAGING DIRECTOR, MORGAN STANLEY & CO.

John D. Barrett II
CHAIRMAN AND DIRECTOR,
BARRETT ASSOCIATES, INC.

Thomas P. Gerrity
PROFESSOR OF MANAGEMENT,
WHARTON SCHOOL OF BUSINESS, UNIVERSITY OF PENNSYLVANIA

Gerard E. Jones
OF COUNSEL, SHIPMAN & GOODWIN LLP

Joseph J. Kearns
INVESTMENT CONSULTANT

Vincent R. McLean
FORMERLY EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND
DIRECTOR, SPERRY CORPORATION

C. Oscar Morong, Jr.
MANAGING DIRECTOR,
MORONG CAPITAL MANAGEMENT

William G. Morton, Jr.
CHAIRMAN EMERITUS, BOSTON STOCK EXCHANGE

Michael Nugent
GENERAL PARTNER, TRIUMPH CAPITAL, LP

Fergus Reid
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
LUMELITE PLASTICS CORPORATION

INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS
Ronald E. Robison
PRESIDENT AND DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Lorraine Truten
VICE PRESIDENT

James W. Garrett
TREASURER

Mary E. Mullin
SECRETARY

Belinda A. Brady
ASSISTANT TREASURER

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Mayer, Brown, Rowe & Maw
1675 Broadway
New York, New York 10019-5820

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

[MORGAN STANLEY LOGO]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

SEMI-ANNUAL REPORT -- JUNE 30, 2002

HIGH YIELD PORTFOLIO

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

SEMI-ANNUAL REPORT - JUNE 30, 2002 (UNAUDITED)

HIGH YIELD PORTFOLIO

COMPOSITION OF NET ASSETS

[CHART]

Gaming/Leisure         10.5%
Cable                   8.0
Energy                  7.2
Forest Products         6.5
Utilities               5.0
Other                  62.8

TOP FIVE HOLDINGS

                                                                   PERCENT OF
ISSUE                                          INDUSTRY            NET ASSETS
-------------------------------------------------------------------------------
Chesapeake Energy Corp.,
8.125%, 4/1/11                                 Energy                    1.8%
Smithfield Foods, Inc.,
7.625%, 2/15/08                                Food/Tobacco              1.5
Allied Waste North America, Series B,
8.875%, 4/1/08                                 Services                  1.4
Waste Management, Inc.,
7.125%, 10/1/07                                Services                  1.3
Nextel Communications, Inc.,
10.65%, 9/15/07                                Wireless                  1.2

PERFORMANCE COMPARED TO THE
CS FIRST BOSTON HIGH YIELD INDEX


                                       TOTAL RETURNS(2)
                ---------------------------------------------------------------
                                               AVERAGE             AVERAGE
                                                ANNUAL              ANNUAL
                                  ONE             FIVE               SINCE
                  YTD            YEAR            YEARS           INCEPTION(3)
-------------------------------------------------------------------------------
Portfolio       (7.43)%        (10.58)%         (1.00)%               0.11%
Index(1)         0.16            1.62            2.11                 2.97

(1) The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on January 2, 1997.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Yields will fluctuate as market conditions change.

The High Yield Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities. High yield securities are rated below investment grade and are commonly referred to as "junk bonds". The Portfolio's average weighted maturity will ordinarily exceed five years. High yield fixed income securities are considered speculative, involve greater risk of default and tend to be more volatile than investment grade fixed income securities.

For the six months ended June 30, 2002, the Portfolio had a total return of -7.43% compared to 0.16% for the CS First Boston High Yield Index (the "Index"). The Portfolio's 30-day SEC yield at June 30, 2002, was 9.70%.

MARKET REVIEW

After a solid first few months of 2002, accounting scandals rocked the high yield market in the second quarter as Worldcom, Adelphia, and Xerox all announced accounting "irregularities". Worldcom, the second largest U.S. long-distance telephone company, seems to have had the largest impact, as the market fell significantly in one day in late June as investor confidence eroded. The Index had a return of -3.49% in June even though Worldcom was not in the Index. The Index employs a three month seasoning period before including a downgraded bond into the Index. The other major high yield indices fell between 7.3% and 8.8% during June as they included Worldcom. The spread of the Index widened by 79 basis-points during the second quarter, to end at 823 basis-points over treasuries.

In the second quarter, higher rated bonds showed a slightly positive return while lower rated securities fell hard. Also impacting the market was a large new-issue calendar and outflows from high yield mutual funds late in the quarter. A few sectors managed positive returns during this difficult time period such as metals, consumer products, manufacturing, financials, and retail all showing returns of over 3%. The worst performing industries were wireless and telecom which were down over 20%, cable (-18%), and utilities (-6%).

Overweight allocations in telecom, cable and wireless sectors were the main factors that hurt performance along with our position in Worldcom. In addition, poor security selections in the cable sector detracted from results as well as our underweight allocations in consumer products and retail. However, the higher quality issues held in the Portfolio was a benefit to returns.

We increased our exposure to some of the more cyclical industries which we feel will benefit if the economy improves. Our main overweighted sectors are in cable, fixed-line telecom, forest products, and gaming/leisure, while our main underweight positions include consumer products, retailing, and information technology.

MARKET OUTLOOK

The month of June erased what had been a decent first five months of returns for the high yield asset class in 2002. The spread widening that has occurred recently makes the market look even more attractive, but good returns over the next few months are not certain. Investors need to have their confidence restored in corporate earnings and in management integrity. In addition, we believe the market's returns will be dependent on whether the economy continues with the strength we have seen in the first half of 2002 or if the weakness in the stock market pushes overall growth lower. We believe volatility in the near-term is almost a certainty, but high yield will produce good returns over the next twelve months.

July 2002

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
HIGH YIELD PORTFOLIO

FINANCIAL STATEMENTS
June 30, 2002 (Unaudited)

STATEMENT OF NET ASSETS

                                                              FACE
                                                            AMOUNT         VALUE
                                                              (000)         (000)
---------------------------------------------------------------------------------
FIXED INCOME SECURITIES (88.7%)
AEROSPACE (0.8%)
Air Canada
10.25%, 3/15/11                                            $   455     $     356
=================================================================================
CABLE (8.0%)
British Sky Broadcasting Group plc
6.875%, 2/23/09                                                145           133
8.20%, 7/15/09                                                 450           442
Callahan Nordrhein-Westfalen
14.00%, 7/15/10                                                580            23
Charter Communications Holdings
10.25%, 1/15/10                                                555           377
CSC Holdings, Inc.
7.25%, 7/15/08                                                 295           238
7.875%, 12/15/07                                               380           318
EchoStar DBS Corp.
9.125%, 1/15/09                                                220(a)        201
9.375%, 2/1/09                                                 390           361
NTL Communications Corp.
9.875%, 11/15/09                                         EUR   125(b)         35
11.875%, 10/1/10                                           $   435(b)        115
NTL, Inc.
10.75%, 4/1/08                                           GBP   640(b)        240
ONO Finance plc
13.00%, 5/1/09                                             $   165            55
14.00%, 2/15/11                                                265            90
Pegasus Communications Corp., Series B
9.75%, 12/1/06                                                  60            27
12.50%, 8/1/07                                                  27            14
RCN Corp.,
9.80%, 2/15/08                                                 120            23
11.125%, 10/15/07                                            1,050(c)        242
Satelites Mexicanos S.A., Series B
10.13%, 11/1/04                                                450           216
Telewest Communications plc
9.875%, 4/15/09                                          GBP   740           363
United Pan-Europe Communications
NV, Series B
10.875%, 8/1/09                                            $   405(b)         53
---------------------------------------------------------------------------------
                                                                           3,566
=================================================================================
CHEMICALS (4.5%)
Acetex Corp.
10.875%, 8/1/09                                                155           162
Equistar Chemicals LP/Equistar Funding Corp.
10.125%, 9/1/08                                                260           248
Huntsman ICI Chemicals
10.125%, 7/1/09                                                410           367
10.125%, 7/1/09                                          EUR   200           161
International Specialty Holdings, Inc.
10.625%, 12/15/09                                          $   385           381
Lyondell Chemical Co.
9.625%, 5/1/07                                                 205           196
Messer Griesheim GmbH
10.375%, 6/1/11                                          EUR   235     $     250
Millennium America, Inc.
9.25%, 6/15/08                                             $   210           214
---------------------------------------------------------------------------------
                                                                           1,979
=================================================================================
ENERGY (7.2%)
BRL Universal Equipment Co.
8.875%, 2/15/08                                                280           277
Chesapeake Energy Corp.
8.125%, 4/1/11                                                 825           811
Hanover Equipment Trust 2001 A
8.50%, 9/1/08                                                  200(a)        185
Hanover Equipment Trust 2001 B
8.75%, 9/1/11                                                  145(a)        133
Husky Oil Ltd.
8.90%, 8/15/28                                                 430           460
Magnum Hunter Resources, Inc.
9.60%, 3/15/12                                                  60            62
Pemex Project Funding Master Trust
9.125%, 10/13/10                                               230           241
Stone Energy Corp.
8.25%, 12/15/11                                                150(a)        150
Tesoro Petroleum Corp.
9.625%, 4/1/12                                                 350(a)        320
Vintage Petroleum, Inc.
7.875%, 5/15/11                                                285           258
9.75%, 6/30/09                                                 305           297
---------------------------------------------------------------------------------
                                                                           3,194
=================================================================================
FINANCIAL (3.7%)
Aetna, Inc.
7.875%, 3/1/11                                                 325           342
Anthem Insurance
9.125%, 4/1/10                                                 205(a)        232
CIT Group, Inc.
5.625%, 5/17/04                                                130           125
6.50%, 2/7/06                                                   25            24
Golden State Holdings Escrow Corp.
7.125%, 8/1/05                                                 365           390
Health Net, Inc.
8.375%, 4/15/11                                                210           233
iStar Financial, Inc.
8.75%, 8/15/08                                                 285           283
---------------------------------------------------------------------------------
                                                                           1,629
=================================================================================
FOOD & DRUG (0.7%)
CA FM Lease Trust
8.50%, 7/15/17                                                 294(a)        310
=================================================================================
FOOD/TOBACCO (2.0%)
Michael Foods, Inc.
11.75%, 4/1/11                                                 220           240

    The accompanying notes are an integral part of the financial statements.

                                                              FACE
                                                            AMOUNT         VALUE
                                                              (000)         (000)
---------------------------------------------------------------------------------
FOOD/TOBACCO (CONT'D)
Smithfield Foods, Inc.
7.625%, 2/15/08                                            $   670     $     668
---------------------------------------------------------------------------------
                                                                             908
=================================================================================
FOREST PRODUCTS (6.5%)
Indah Kiat Finance Mauritius
10.00%, 7/1/07                                                 760(b)        194
Norampac, Inc.
9.50%, 2/1/08                                                  390           415
Owens-Illinois, Inc.
7.35%, 5/15/08                                                 210           189
7.50%, 5/15/10                                                 415           372
Pacifica Papers, Inc.
10.00%, 3/15/09                                                405           430
Pindo Deli Finance Mauritius
10.75%, 10/1/07                                                240(b)         55
Pliant Corp.
13.00%, 6/1/10                                                 160           168
Riverwood International Corp.
10.875%, 4/1/08                                                210           218
Tekni-plex, Inc.
12.75%, 6/15/10                                                 80(a)         83
Tekni-plex, Inc., Series B
12.75%, 6/15/10                                                 55            57
Tembec Industries, Inc.
7.75%, 3/15/12                                                 200           199
8.50%, 2/1/11                                                  465           479
---------------------------------------------------------------------------------
                                                                           2,859
=================================================================================
GAMING/LEISURE (10.5%)
Harrah's Operating Co., Inc.
7.875%, 12/15/05                                               315           324
8.00%, 2/1/11                                                  445           481
Hilton Hotels Corp.
7.95%, 4/15/07                                                 195           202
HMH Properties Inc.
7.875%, 8/1/05                                                 520           507
Horseshoe Gaming Holding, Series B
8.625%, 5/15/09                                                420           427
International Game Technology
8.375%, 5/15/09                                                435           459
Park Place Entertainment
7.875%, 12/15/05                                               115           115
8.50%, 11/15/06                                                190           201
9.375%, 2/15/07                                                125           131
Prime Hospitality Corp.
8.375%, 5/1/12                                                 280(a)        274
Six Flags, Inc.
8.875%, 2/1/10                                                 230           229
Starwood Hotels & Resorts Worldwide, Inc.
7.375%, 5/1/07                                                 130(a)        128
7.875%, 5/1/12                                                 300(a)        294
Station Casinos, Inc.
8.875%, 12/1/08                                            $   320     $     325
9.75%, 4/15/07                                                 300           311
Venetian Casino Resort
11.00%, 6/15/10                                                235(a)        236
---------------------------------------------------------------------------------
                                                                           4,644
=================================================================================
HEALTH CARE (5.0%)
AmerisourceBergen Corp.
8.125%, 9/1/08                                                 270           279
Fisher Scientific International, Inc.
7.125%, 12/15/05                                               180           179
Fresenius Medical Capital Trust II
7.875%, 2/1/08                                                 390           352
HCA, Inc.
6.91%, 6/15/05                                                 450           470
7.69%, 6/15/25                                                  90            90
8.13%, 8/4/03                                                  100           104
8.75%, 9/1/10                                                  220           248
HEALTHSOUTH Corp.
7.625%, 6/1/12                                                 295           292
Omnicare, Inc., Series B
8.125%, 3/15/11                                                205           211
---------------------------------------------------------------------------------
                                                                           2,225
=================================================================================
HOUSING (4.8%)
Beazer Homes USA, Inc.
8.625%, 5/15/11                                                175           178
CB Richard Ellis Services, Inc.
11.25%, 6/15/11                                                260           218
D. R. Horton, Inc.
8.00%, 2/1/09                                                  245           244
Louisana-Pacific Corp.
8.875%, 8/15/10                                                 85            93
10.875%, 11/15/08                                              350           385
Schuler Homes, Inc.
9.375%, 7/15/09                                                145           148
10.50%, 7/15/11                                                 20            21
Technical Olympic USA, Inc.
9.00%, 7/1/10                                                  180(a)        177
10.375%, 7/1/12                                                195(a)        194
Toll Brothers, Inc.
8.25%, 2/1/11                                                  470           472
---------------------------------------------------------------------------------
                                                                           2,130
=================================================================================
INFORMATION TECHNOLOGY (1.4%)
Fairchild Semiconductor Corp.
10.375%, 10/1/07                                               100           104
10.50%, 2/1/09                                                 130           139
Flextronics International Ltd.
9.875%, 7/1/10                                                  45            47
8.75%, 10/15/07                                                 20            20

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
HIGH YIELD PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS (CONT'D)

                                                              FACE
                                                            AMOUNT         VALUE
                                                              (000)         (000)
---------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONT'D)
Solectron Corp.
Zero Coupon, 11/20/20                                      $   690     $     317
---------------------------------------------------------------------------------
                                                                             627
=================================================================================
MANUFACTURING (4.0%)
Case Credit Corp.
6.125%, 2/15/03                                                125           123
6.25%, 12/1/03, Series B                                       120           117
Corning, Inc.,
Zero Coupon, 11/8/15                                           605           302
Flowserve Corp.
12.25%, 8/15/10                                                280           316
Foamex International, Inc.
10.75%, 4/1/09                                                 100           102
Johnsondiversey, Inc.
9.625%, 5/15/12                                                 85(a)         89
Manitowoc Co., Inc. (The)
10.375%, 5/15/11                                         EUR   240           255
NMHG Holding Co.
10.00%, 5/15/09                                            $    85            86
Trimas Corp.
9.875%, 6/15/12                                                155(a)        155
Tyco International Group SA
6.75%, 2/15/11                                                 270           210
---------------------------------------------------------------------------------
                                                                           1,755
=================================================================================
MEDIA - BROADCAST (3.0%)
Nextmedia Operating, Inc.
10.75%, 7/1/11                                                 265           268
Salem Communications Holding
Corp., Series B
9.00%, 7/1/11                                                  295           298
TV Azteca S.A. de C.V., Series B
10.50%, 2/15/07                                                430           417
XM Satellite Radio, Inc.
14.00%, 3/15/10                                                120            56
Young Broadcasting, Inc.
10.00%, 3/1/11                                                 305           270
---------------------------------------------------------------------------------
                                                                           1,309
=================================================================================
MEDIA - DIVERSIFIED MEDIA (4.2%)
Alliance Atlantis Communications, Inc.
13.00%, 12/15/09                                               405           445
AOL Time Warner, Inc.
6.875%, 5/1/12                                                 245           226
Hollinger Participation Trust
12.125%, 11/15/10                                              250(a)        235
Mail-Well, Inc.
9.625%, 3/15/12                                                295           296
Muzak LLC
9.875%, 3/15/09                                                190           156
Primedia, Inc.
8.875%, 5/15/11                                                405           304
Quebcor Media, Inc.
11.125%, 7/15/11                                           $   140     $     138
13.75%, 7/15/11                                                125(c)         73
---------------------------------------------------------------------------------
                                                                           1,873
=================================================================================
METALS (2.5%)
Glencore Nickel Property Ltd.
9.00%, 12/1/14                                                 110            30
Intermet Corp.
9.75%, 6/15/09                                                 185           185
Murrin Murrin Holdings Ltd.
9.375%, 8/31/07                                                685           185
National Steel Corp., Series D
9.875%, 3/1/09                                                 605           224
Phelps Dodge
8.75%, 6/1/11                                                  240           248
Republic Technology International
13.75%, 7/15/09                                                315(b)         20
Ucar Finance, Inc.
10.25%, 2/12/15                                                210(a)        214
---------------------------------------------------------------------------------
                                                                           1,106
=================================================================================
SERVICES (3.2%)
Allied Waste North America, Series B
8.875%, 4/1/08                                                 645           632
Encompass Services Corp.
10.50%, 5/1/09                                                 160            91
Waste Management, Inc.
7.125%, 10/1/07                                                550           573
7.125%, 12/15/17                                               125           124
---------------------------------------------------------------------------------
                                                                           1,420
=================================================================================
SOVEREIGN (2.4%)
Federal Republic of Brazil
8.00%, 4/15/14, C Bond, PIK                                    585           365
11.00%, 1/11/12                                                255           154
Republic of Colombia
9.75%, 4/23/09                                                 230           224
United Mexican States
8.375%, 1/14/11                                                300           311
---------------------------------------------------------------------------------
                                                                           1,054
=================================================================================
TELECOMMUNICATIONS (2.5%)
Adelphia Business Solutions, Inc., Series B
13.00%, 4/15/03                                                555(b)         --@
Espirit Telecom Group
11.00%, 6/15/08                                          DEM   307(b)         --@
Exodus Communications, Inc.
11.625%, 7/15/10                                           $   570(b)         94
Focal Communications Corp.,
11.875%, 1/15/10                                               457            73
0.00%, 2/15/08, Series B                                        66(c)          5
Global Crossing Holdings Ltd.
8.70%, 8/1/07                                                  675(b)          7
9.50%, 11/15/09                                                155(b)          2

    The accompanying notes are an integral part of the financial statements.

                                                              FACE
                                                            AMOUNT         VALUE
                                                              (000)         (000)
---------------------------------------------------------------------------------
TELECOMMUNICATIONS (CONT'D)
9.625%, 5/15/08                                            $   385(b)  $       4
Globix Corp.
12.50%, 2/1/10                                                 565(b)        102
GT Group Telecom, Inc.
0.00%, 2/1/10                                                1,155(b,c)        3
KPNQwest
10.00%, 3/15/12                                          EUR    52(b)         --@
Maxcom Telecomunicaciones
0.00%, 3/1/07                                              $   255(c)         76
Metromedia Fiber Network
10.00%, 12/15/09                                               645(b)          6
Netia Holdings II B.V.
10.25%, 11/1/07                                                140(b)         22
13.50%, 6/15/09                                          EUR   205(b)         30
Primus Telecommunications Group, Inc.
11.25%, 1/15/09                                            $   335           181
12.75%, 10/15/09                                               200           108
PSINet, Inc.
10.00%, 2/15/05                                                825(b)         79
11.00%, 8/1/09                                                 160(b)         16
Rhythms NetConnections, Inc., Series B
0.00%, 5/15/08                                                 892(b,c)       36
14.00%, 2/15/10                                                525(b)         29
RSL Communications plc
9.125%, 3/1/08                                                 690(b)         14
9.875%, 11/15/09                                                85(b)          2
10.00%, 3/15/08                                          DEM   384(b,c)       13
10.125%, 3/1/08                                            $   650(b)         10
12.00%, 11/1/08                                                 90(b)          2
12.25%, 11/15/06                                               100(b)          2
Song Networks NV
11.875%, 12/1/09                                         EUR   110             4
12.375%, 2/1/08                                                120            14
13.00%, 5/15/09                                                310            41
Viatel, Inc.
0.00%, 4/15/08                                             $   715(b,c)        4
Winstar Communications, Inc.
14.75%, 4/15/10                                              3,640(b,c)       --@
WorldCom, Inc.
6.95%, 8/15/28                                                  85(b)         13
8.25%, 5/15/31                                                 705(b)        106
XO Communications, Inc.
0.00%, 4/15/08                                                 525(b,c)        8
10.75%, 11/15/08                                               260(b)          6
12.25%, 6/1/09                                                 200(b,c)        3
---------------------------------------------------------------------------------
                                                                           1,125
=================================================================================
TRANSPORTATION (4.4%)
ArvinMeritor, Inc.
8.75%, 3/1/12                                                  195           209
Autonation, Inc.
9.00%, 8/1/08                                                  185(a)        190
Collins & Aikman Corp.
10.75%, 12/31/11                                           $   300(a)  $     301
11.50%, 4/15/06                                                 85            80
Dana Corp.
9.00%, 8/15/11                                                 415           409
9.00%, 8/15/11                                           EUR   120           117
Dura Operating Corp.
8.625%, 4/15/12                                            $   160           161
Lear Corp., Series B
8.11%, 5/15/09                                                 190           195
Metaldyne Corp.
11.00%, 6/15/12                                                175           171
Stoneridge, Inc.
11.50%, 5/1/12                                                 105(a)        106
---------------------------------------------------------------------------------
                                                                           1,939
=================================================================================
UTILITIES (4.0%)
Calpine Corp.
8.50%, 2/15/11                                                 470           315
Dynegy Holdings, Inc.
6.875%, 4/1/11                                                 270           186
El Paso Corp.
7.00%, 5/15/11                                                  52            50
7.875%, 6/15/12                                                 75            76
Mirant Americas Generation, Inc.
8.30%, 5/1/11                                                  395           316
PG&E National Energy Group, Inc.
10.375%, 5/16/11                                               225           229
PSEG Energy Holdings
8.625%, 2/15/08                                                220(a)        211
Williams Cos., Inc. (The)
7.50%, 1/15/31                                                 425           305
7.75%, 6/15/31                                                 110            81
---------------------------------------------------------------------------------
                                                                           1,769
=================================================================================
WIRELESS (3.4%)
American Cellular Corp.
9.50%, 10/15/09                                                245            44
American Tower Corp.
9.375%, 2/1/09                                                 320           176
Centennial Communications Corp.
10.75%, 12/15/08                                               500           240
CTI Holdings S.A.
0.00%, 4/15/08                                                 575(c)         23
Dolphin Telecommunications plc
0.00%, 6/1/08                                            EUR   370(b,c)       --@
0.00%, 5/15/09                                             $   575(b,c)       --@
Globalstar LP
11.375%, 2/15/04                                               360(b)         22
Grupo Iusacell S.A. de C.V.
14.25%, 12/1/06                                                350           263
Nextel Communications, Inc.
10.65%, 9/15/07                                                940           512

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
HIGH YIELD PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS (CONT'D)

                                                              FACE
                                                            AMOUNT         VALUE
                                                              (000)         (000)
---------------------------------------------------------------------------------
WIRELESS (CONT'D)
PTC International Finance II B.V.
11.25%, 12/1/09 EUR                                            205     $     207
---------------------------------------------------------------------------------
                                                                           1,487
=================================================================================
TOTAL FIXED INCOME SECURITIES (COST $59,294)                              39,264
=================================================================================
                                                            SHARES
---------------------------------------------------------------------------------
COMMON STOCKS (0.3%)
TELEPHONE SERVICES (0.0%)
Focal Communications Corp.                                   4,817            11
Song Networks Holding AB ADR                                 7,975             2
---------------------------------------------------------------------------------
                                                                              13
=================================================================================
WIRELESS (0.3%)
Motient Corp.                                               30,224           137
=================================================================================
TOTAL COMMON STOCKS (COST $679)                                              150
=================================================================================
PREFERRED STOCKS (2.9%)

MEDIA - BROADCAST (0.7%)
Paxson Communications Corp., PIK,
13.25%                                                          30           237
Paxson Communications Corp., PIK,
9.75%                                                            6            44
---------------------------------------------------------------------------------
                                                                             281
=================================================================================
MEDIA - DIVERSIFIED MEDIA (0.1%)
Primedia, Inc., 9.20%                                          680            20
Primedia, Inc., 10.00%                                         485            15
---------------------------------------------------------------------------------
                                                                              35
=================================================================================
TELECOMMUNICATIONS (0.2%)
Broadwing Communications, Inc.,
Series B, 12.50%                                               583            87
Intermedia Communications, Inc.,
Series B, PIK, 13.50%                                          112             5
Maxcom Telecomunicaciones, Class A                          40,800            --@
Maxcom Telecomunicaciones, Class N1                         52,620             1
Maxcom Telecomunicaciones, Class B1                          2,515            --@
XO Communications, Inc., 14.00%                              5,455            --@
XO Communications, Inc., 13.50%                                461            --@
---------------------------------------------------------------------------------
                                                                              93
=================================================================================
TELEPHONE SERVICES (0.0%)
McLeod USA, Inc., Class A, 2.50%                             2,979            11
=================================================================================
UTILITIES (1.0%)
TNP Enterprises, Inc., Series D, PIK,
14.50%                                                         457           452
=================================================================================
WIRELESS (0.9%)
Crown Castle International Corp., 12.75%                        19             1
Dobson Communications PIK, 13.00%                              568           267
Nextel Communications, Inc., Series D,
PIK, 13.00%                                                    420           118
---------------------------------------------------------------------------------
                                                                             386
=================================================================================
TOTAL PREFERRED STOCKS (COST $2,811)                                       1,258
=================================================================================
                                                            NO. OF         VALUE
                                                          WARRANTS          (000)
---------------------------------------------------------------------------------
WARRANTS (0.0%)
CABLE (0.0%)
ONO Finance plc, expiring 2/15/11                              330(d)  $      --@
=================================================================================
MEDIA - BROADCAST (0.0%)
Paxson Communications Corp.,
expiring 6/30/03                                             1,280(d)          1
XM Satellite Radio, Inc., expiring 3/15/10                     300(d)         --@
---------------------------------------------------------------------------------
                                                                               1
=================================================================================
METALS (0.0%)
Republic Technology International,
expiring 7/15/09                                             3,150(d)         --@
=================================================================================
TELECOMMUNICATIONS (0.0%)
GT Group Telecom, Inc.,
expiring 2/01/10                                            11,550(d)         --@
Maxcom Telecomunicaciones S.A. de CV,
expiring 4/01/07                                             4,000(d)         --@
---------------------------------------------------------------------------------
                                                                              --@
=================================================================================
TELEPHONE SERVICES (0.0%)
McLeod USA, Inc., expiring 4/16/07                           6,602(d)          1
=================================================================================
UTILITIES (0.0%)
SW Acquisition, expiring 4/01/11                               500(d)         15
=================================================================================
WIRELESS (0.0%)
Globalstar Telecommunications Ltd.,
expiring 2/15/04                                             2,000(d)         --@
Motient Corp., expiring 4/01/08                              2,400(d)         --@
Occidente y Caribe Celular,
expiring 3/15/04                                            36,050(d)         --@
---------------------------------------------------------------------------------
                                                                              --@
=================================================================================
TOTAL WARRANTS (COST $68)                                                     17
=================================================================================
                                                              FACE
                                                            AMOUNT
                                                             (000)
---------------------------------------------------------------------------------
SHORT - TERM INVESTMENTS (6.5%)

REPURCHASE AGREEMENT (6.2%)
J.P. Morgan Securities, Inc., 1.95%,
dated 6/28/2002, due 7/01/02                               $ 2,749(e)      2,749
=================================================================================
U.S. TREASURY SECURITIES (0.3%)
U.S. Treasury Bill, 1.59%, 7/18/02                             125           125
=================================================================================
TOTAL SHORT - TERM INVESTMENTS (COST $2,874)                               2,874
=================================================================================
FOREIGN CURRENCY (0.0%)
Euro (COST $3)                                           EUR     3             3
=================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                            AMOUNT         VALUE
                                                             (000)         (000)
---------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.4%) (COST $65,729)                               $  43,566
=================================================================================
OTHER ASSETS (2.5%)
Cash                                                       $     5
Interest Receivable                                          1,045
Receivable for Investments Sold                                 46
Due From Broker                                                  1         1,097
=================================================================================
LIABILITIES (-0.9%)
Net Unrealized Loss on Foreign
Currency Exchange Contracts                                   (157)
Investment Advisory Fees Payable                               (87)
Payable for Investments Purchased                              (69)
Shareholder Reporting Expense Payable                          (45)
Administrative Fees Payable                                    (22)
Custodian Fees Payable                                         (14)
Directors' Fees and Expenses Payable                            (1)
Professional Fees Payable                                       (1)         (396)
=================================================================================
NET ASSETS (100%)                                                      $  44,267
=================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
Applicable to 7,101,051 outstanding $0.001 par value
shares (authorized 500,000,000 shares)                                 $    6.23
=================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                        $  71,623
Undistributed Net Investment Income                                        2,126
Accumulated Net Realized Gain (Loss)                                      (7,150)
Unrealized Appreciation (Depreciation) on Investments,
Futures and Foreign Currency Translations                                (22,332)
---------------------------------------------------------------------------------
Net Assets                                                             $  44,267
=================================================================================

(a) -- 144A Security -- certain conditions for public sale may exist.
(b) -- Security is in default.
(c) -- Step Bond -- Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2002. Maturity date disclosed is the ultimate maturity date.
(d) -- Non-income producing security
(e) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
  @ -- Value is less than $500.
ADR -- American Depositary Receipt
DEM -- German Mark
EUR -- Euro
GBP -- British Pound
PIK -- Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.


================================================================================
FUTURES CONTRACTS:

The Portfolio had the following futures contract(s) open at period end:

                                                                          NET
                                        NOTIONAL                    UNREALIZED
                             NUMBER OF     VALUE   EXPIRATION      GAIN (LOSS)
                             CONTRACTS     (000)         DATE            (000)
------------------------------------------------------------------------------
SHORT:
10 Year U.S. Treasury Note           8      $858      June-02            $(15)
==============================================================================


FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

CURRENCY                                      IN                          NET
  TO                                    EXCHANGE                   UNREALIZED
DELIVER      VALUE       SETTLEMENT          FOR        VALUE     GAIN (LOSS)
 (000)       (000)          DATE           (000)        (000)           (000)
-------------------------------------------------------------------------------
GBP 585     $  894        7/29/02        US$ 846      $   846          $ (48)
EUR 160        159        7/31/02        US$ 144          144            (15)
EUR 565        560        7/31/02        US$ 507          507            (53)
EUR 250        248        7/31/02        US$ 225          225            (23)
EUR 695        688        7/31/02        US$ 624          624            (64)
US$ 109        109        7/29/02        GBP  75          115              6
US$ 146        146        7/29/02        GBP 100          153              7
US$ 147        147        7/31/02        EUR 160          158             11
US$ 226        226        7/31/02        EUR 250          248             22
-------------------------------------------------------------------------------
            $3,177                                    $ 3,020          $(157)
===============================================================================


    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
FINANCIAL STATEMENTS

HIGH YIELD PORTFOLIO

                                                                                   SIX MONTHS ENDED
                                                                                      JUNE 30, 2002
                                                                                         (UNAUDITED)
STATEMENT OF OPERATIONS                                                                       (000)
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                                                 $    2,307
Dividends                                                                                       102
-----------------------------------------------------------------------------------------------------
Total Income                                                                                  2,409
-----------------------------------------------------------------------------------------------------
EXPENSES:
Investment Advisory Fees                                                                        124
Less: Fees Waived                                                                               (50)
Net Investment Advisory Fees                                                                     74
Administrative Fees                                                                              72
Shareholder Reporting                                                                            20
Professional Fees                                                                                11
Custodian Fees                                                                                   10
Other                                                                                            11
-----------------------------------------------------------------------------------------------------
Net Expenses                                                                                    198
-----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                         2,211
-----------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
Investments Sold                                                                             (4,476)
Foreign Currency Transactions                                                                  (112)
Futures Contracts                                                                                60
-----------------------------------------------------------------------------------------------------
Net Realized Gain (Loss)                                                                     (4,528)
-----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) ON:
Investments                                                                                    (954)
Foreign Currency Translations                                                                  (170)
Futures Contracts                                                                               (14)
-----------------------------------------------------------------------------------------------------
Change in Unrealized Appreciation
(Depreciation)                                                                               (1,138)
-----------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) AND CHANGE IN
UNREALIZED APPRECIATION (DEPRECIATION)                                                       (5,666)
-----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                                                $   (3,455)
=====================================================================================================

                                                               SIX MONTHS ENDED
                                                                  JUNE 30, 2002           YEAR ENDED
                                                                    (UNAUDITED)    DECEMBER 31, 2001
STATEMENT OF CHANGES IN NET ASSETS                                        (000)                (000)
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net Investment Income                                               $   2 ,211             $   6,004
Net Realized Gain (Loss)                                                (4,528)               (1,230)
Change in Unrealized Appreciation (Depreciation)                        (1,138)               (7,495)
-----------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
from Operations                                                         (3,455)               (2,721)
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
Net Investment Income                                                       --                (5,946)
-----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
Subscriptions                                                           16,364                22,378
Distributions Reinvested                                                    --                 5,946
Redemptions                                                            (21,064)              (20,905)
-----------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
from Capital Share Transactions                                         (4,700)                7,419
-----------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                                 (8,155)               (1,248)

NET ASSETS:
Beginning of Period                                                     52,422                53,670
-----------------------------------------------------------------------------------------------------
End of Period (including undistributed net investment
income (loss) of $2,126 and $(85),respectively)                     $   44,267             $  52,422
-----------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
-----------------------------------------------------------------------------------------------------
Shares Subscribed                                                        2,487                 2,786
Shares Issued on Distributions Reinvested                                   --                   885
Shares Redeemed                                                         (3,176)               (2,627)
-----------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Capital Shares Outstanding                     (689)                1,044
=====================================================================================================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS

                                      SIX MONTHS ENDED         YEAR ENDED DECEMBER 31,                    PERIOD FROM
                                      JUNE 30, 2002    --------------------------------------         JANUARY 2, 1997*
                                      (UNAUDITED)        2001      2000      1999      1998      TO DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $  6.73      $  7.96    $ 10.24   $ 10.35   $ 10.59        $ 10.00
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net Investment Income                        0.31         0.87       1.10      0.80      0.63           0.63
Net Realized and Unrealized Gain
(Loss)                                      (0.81)       (1.24)     (2.18)    (0.07)    (0.13)          0.72
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations            (0.50)       (0.37)     (1.08)     0.73      0.50           1.35
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS
OF
Net Investment Income                          --        (0.86)     (1.20)    (0.84)    (0.62)         (0.63)
Net Realized Gain                              --           --         --        --     (0.12)         (0.13)
----------------------------------------------------------------------------------------------------------------------
Total Distributions                            --        (0.86)     (1.20)    (0.84)    (0.74)         (0.76)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $  6.23      $  6.73    $  7.96   $ 10.24   $ 10.35        $ 10.59
======================================================================================================================
TOTAL RETURN                                (7.43)%++    (4.61)%   (10.59)%    7.10%     4.80%         13.53%++
======================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)         $44,267      $52,422    $53,670   $59,840   $33,059        $12,490
Ratio of Expenses to Average Net
Assets                                       0.80%**      0.80%      0.80%     0.80%     0.80%          0.80%**
Ratio of Net Investment Income to
Average Net Assets                           8.90%**     10.78%     11.10%     8.70%     8.42%          7.41%**
Portfolio Turnover Rate                        42%++        47%        37%       28%       48%            78%++
----------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
Limitation During the Period:
Per Share Benefit to Net Investment
Income                                    $  0.01        $0.00+   $  0.02   $  0.03   $  0.03        $  0.08
Ratios Before Expense Limitation:
Expenses to Average Net Assets               1.00%**      0.83%      1.04%     1.11%     1.15%          1.68%**
Net Investment Income to Average
Net Assets                                   8.70%**     10.75%     10.86%     8.40%     8.07%          6.53%**
----------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized
+  Amount is less than $0.005 per share
++ Not annualized


    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

SEMI-ANNUAL REPORT - JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the High Yield Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are not determined solely with regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investment transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FUTURES: The Portfolio may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from (to) broker is comprised of initial margin and variation margin, as stated in the Statement of Net Assets.

     The Portfolio may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the related amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

SEMI-ANNUAL REPORT - JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

     Permanent book and tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                FROM $500
                              FIRST $500       MILLION TO          MORE THAN
PORTFOLIO                        MILLION       $1 BILLION         $1 BILLION
------------------------------------------------------------------------------
High Yield                          0.50%            0.45%              0.40%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.80%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. DIRECTORS' FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. The deferred fees payable under the Compensation Plan are included in Directors' Fees and Expenses Payable on the Statement of Net Assets.

F. OTHER: At June 30, 2002, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                                   NET
   COST           APPRECIATION        DEPRECIATION        DEPRECIATION
  (000)                  (000)               (000)               (000)
------------------------------------------------------------------------
$65,726                 $1,383           $(23,546)           $(22,163)

For the six months ended June 30, 2002, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $19,592,000 and $22,934,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2002.

At December 31, 2001, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $2,549,000 of which $357,000 will expire on December 31, 2007, $918,000 will expire on December 31, 2008, and $1,274,000 will expire on December 31, 2009. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002 for U.S. Federal income tax purposes, post-October capital losses of $16,000.

At June 30, 2002 the net assets of the Portfolio were partially comprised of foreign denominated securities. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

At June 30, 2002, a substantial portion of the Portfolio's investments consist of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than the higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Portfolio to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the statement of net assets and the differences could be material.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

SEMI-ANNUAL REPORT - JUNE 30, 2002 (UNAUDITED)

DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD
CHAIRMAN AND DIRECTOR, MORGAN STANLEY INVESTMENT MANAGEMENT
INC. AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED;
MANAGING DIRECTOR, MORGAN STANLEY & CO.

John D. Barrett II
CHAIRMAN AND DIRECTOR,
BARRETT ASSOCIATES, INC.

Thomas P. Gerrity
PROFESSOR OF MANAGEMENT,
WHARTON SCHOOL OF BUSINESS, UNIVERSITY OF PENNSYLVANIA

Gerard E. Jones
OF COUNSEL, SHIPMAN & GOODWIN LLP

Joseph J. Kearns
INVESTMENT CONSULTANT

Vincent R. McLean
FORMERLY EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER
AND DIRECTOR, SPERRY CORPORATION

C. Oscar Morong, Jr.
MANAGING DIRECTOR,
MORONG CAPITAL MANAGEMENT

William G. Morton, Jr.
CHAIRMAN EMERITUS,
BOSTON STOCK EXCHANGE

Michael Nugent
GENERAL PARTNER,
TRIUMPH CAPITAL, LP

Fergus Reid
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
LUMELITE PLASTICS CORPORATION

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS
Ronald E. Robison
PRESIDENT AND DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Lorraine Truten
VICE PRESIDENT

James W. Garrett
TREASURER

Mary E. Mullin
SECRETARY

Belinda A. Brady
ASSISTANT TREASURER

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Mayer, Brown, Rowe & Maw
1675 Broadway
New York, New York 10019-5820

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

[LOGO MORGAN STANLEY]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
Semi-Annual Report -- June 30, 2002

INTERNATIONAL MAGNUM PORTFOLIO

[GRAPHIC]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
Semi-Annual Report - June 30, 2002 (Unaudited)

INTERNATIONAL MAGNUM PORTFOLIO

COMPOSITION OF NET ASSETS

[GRAPH]

United Kingdom                 17.6%
Japan                          17.4
France                          8.2
Switzerland                     6.7
Netherlands                     4.7
Other                          45.4

TOP FIVE HOLDINGS

                                                     PERCENT OF
SECURITY                           COUNTRY           NET ASSETS
---------------------------------------------------------------
GlaxoSmithKline plc                United Kingdom          2.5%
TotalFinaElf S.A.                  France                  2.4
Aventis S.A.                       France                  2.0
Nestle S.A.                        Switzerland             1.8
Shell Transport & Trading Co. plc  United Kingdom          1.4

TOP FIVE INDUSTRIES

                                   VALUE             PERCENT OF
INDUSTRY                           (000)             NET ASSETS
---------------------------------------------------------------
Banks                             $8,791                   9.4%
Pharmaceuticals                    6,813                   7.3
Oil & Gas                          5,320                   5.7
Food Products                      3,834                   4.1
Commercial Services & Supplies     3,412                   3.6

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) EAFE INDEX

                                   TOTAL RETURNS(2)
                  --------------------------------------------------
                                          AVERAGE         AVERAGE
                                           ANNUAL          ANNUAL
                                 ONE         FIVE           SINCE
                    YTD          YEAR       YEARS       INCEPTION(3)
--------------------------------------------------------------------
Portfolio         (2.11)%      (10.51)%     (2.80)%          0.23%
Index(1)          (1.62)        (9.49)      (1.55)           0.70

(1) The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on January 2, 1997.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for the market volatility and political instability.

For the six months ended June 30, 2002, the Portfolio had a total return of -2.11% compared to -1.62% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index").

MARKET REVIEW

The first half of the year proved to be a difficult environment for investors as markets saw wide fluctuations. Investors reacted to news of an uncertain landscape for corporate profits, continued revelations of accounting misstatements and fraud, as well as questions about Wall Street analyst objectivity which brought on an investigation by the N.Y. State Attorney General. Investor enthusiasm for the U.S. markets dampened over the course of the quarter, which helped to drive the U.S. dollar downward. The Japanese yen appreciated 9% versus the U.S. dollar over the first half of 2002, while the Euro rose 11%, almost reaching par for the first time since February 2000. International markets outperformed those of the U.S. over the course of the period, falling 1.6% versus a decline of 13.1% for the S&P 500. Japan outperformed all other EAFE regions, rising 8.2% in U.S. dollar terms, while falling 1.1% in local currency. Since the stock market lows attained earlier this year, the Japanese market has risen on signs of a cyclical recovery, with industrial production showing recent gains, falling inventory levels and stronger than expected business confidence surveys. In the international markets as a whole, the economic sensitive sectors succumbed to investors' jitters about the future of corporate profits. Telecom services was the laggard, falling 28.2% in U.S. dollars (-33.8% local currency) followed closely by information technology (-22.9% USD, -29.8% local). The top performing EAFE sector proved to be materials (+13.8% USD, +3.9% local), followed by energy (+12.2% USD, +3.6% local) and consumer staples (+9.9% USD, +1.0% local) which were also strong performers for the period. Europe underperformed all EAFE regions, falling 4.6% in U.S. dollar terms (-12.4% in local currency), while Asia ex-Japan ended the period up 1.4% in U.S. dollar terms (-4.4% local currency).

Over the course of the period we added exposure to the European markets while still retaining an underweight relative to the Index. We also added exposure to Japan to be slightly overweight to the Index, and remained approximately market weight in Asia ex-Japan. The Portfolio's regional allocation posture contributed to overall results during the period. Our overweight to outperforming Japan and underweight to underperforming Europe added to returns. The Portfolio's stock and sector selection contributed to performance versus the Index. This was particularly true in Europe, where the Portfolio's underweight to European information technology companies proved to be the biggest contributor to performance for the quarter. An overweight and stock selection in European consumer staples stocks also contributed to results. An overweight and stock selection in Japanese industrials also added to returns. Primary detractors from performance included an overweight to European telecom services and an underweight to Japanese financials.

MARKET OUTLOOK

Equity valuations have largely returned to pre-bubble levels, yet markets have continued to sink on news of accounting irregularities, profit warnings and balance sheet weakness. These sentiments of mistrust in corporate management and traditional valuation methods, combined with signs that economic recovery may not be as robust as previously hoped, appears to have dampened investor enthusiasm for equity markets. Therefore, we remain cautious as further bad news may keep volatility high and equity prices may show further weakness. However, we also believe that although the current volatile market environment presents many challenges, markets contain opportunities for careful stock pickers. The current sell-off is creating some genuine buying opportunities, and in particular, some quality secular and cyclical stocks, especially in the technology franchises, can now be purchased at reasonable prices not seen for the last four or five years. We believe that the international markets, which have been outperforming those of the U.S. during the first half of 2002, will continue this trend, and that the U.S. dollar will show further weakness.

July 2002

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
INTERNATIONAL MAGNUM PORTFOLIO

FINANCIAL STATEMENTS
June 30, 2002 (Unaudited)

STATEMENT OF NET ASSETS

                                                                         VALUE
                                                           SHARES        (000)
-------------------------------------------------------------------------------
COMMON STOCKS (71.6%)
AUSTRALIA (1.9%)
  Australia and New Zealand Banking Group Ltd.               9,700      $   106
  BHP Billiton Ltd.                                         27,443          159
  Commonwealth Bank of Australia                            12,250          227
  CSL Ltd.                                                   3,600           65
  Foster's Group Ltd.                                       48,000          128
  M.I.M. Holdings Ltd.                                     113,100           83
  National Australia Bank Ltd.                              12,880          257
  News Corp., Ltd.                                          29,000          158
  Qantas Airways Ltd.                                       40,000          104
  Rio Tinto Ltd.                                             9,850          186
  Westpac Banking Corp., Ltd.                               19,500          179
  WMC Ltd.                                                  15,700           80
-------------------------------------------------------------------------------
                                                                          1,732
-------------------------------------------------------------------------------
BELGIUM (0.6%)
  Fortis                                                    13,543          290
  Solvay S.A.                                                3,163          228
-------------------------------------------------------------------------------
                                                                            518
-------------------------------------------------------------------------------
CHINA/HONG KONG (1.8%)
  Asia Satellite Telecom Holdings Ltd.                      29,900           50
  Cheung Kong Holdings Ltd.                                 21,400          178
  China Mobile (Hong Kong) Ltd.                             41,600(a)       123
  Esprit Holdings Ltd.                                      58,000          111
  Henderson Land Development Co., Ltd.                      33,000          137
  Hong Kong Electric Holdings Ltd.                          25,000           94
  Hutchison Whampoa Ltd.                                    25,870          193
  Johnson Electric Holdings Ltd.                            94,000          112
  Li & Fung Ltd.                                           122,400          165
  New World Development Co., Ltd.                          253,000          201
  SmarTone Telecommunications Holdings Ltd.                127,800(a)       144
  Sun Hung Kai Properties Ltd.                              25,300          192
-------------------------------------------------------------------------------
                                                                          1,700
-------------------------------------------------------------------------------
DENMARK (0.5%)
  Danisco A/S                                                7,468          274
  Danske Bank A/S                                            7,800          144
-------------------------------------------------------------------------------
                                                                            418
-------------------------------------------------------------------------------
FINLAND (1.2%)
  Nokia Oyj                                                 52,979          779
  Sampo Oyj, Class A                                        46,504          364
-------------------------------------------------------------------------------
                                                                          1,143
-------------------------------------------------------------------------------
FRANCE (8.2%)
  Aventis S.A.                                              26,427        1,881
  BNP Paribas S.A.                                           3,183          177
  Cap Gemini S.A.                                            2,600          104
  Carrefour S.A.                                             5,731          312
  Cie De Saint Gobain                                        6,472          292
  Credit Agricole S.A.                                      15,676(a)       350
  Groupe Danone                                              3,047          421
  JC Decaux S.A.                                            11,662(a)   $   158
  L'Oreal S.A.                                               3,355          263
  LVMH Moet Hennessy Louis Vuitton S.A.                      2,656          134
  Neopost S.A.                                               9,075(a)       363
  Pernod-Ricard S.A.                                         1,570          154
  Sanofi-Synthelabo S.A.                                     2,707          165
  Schneider Electric S.A.                                    5,569          301
  Sodexho Alliance S.A.                                      1,259           48
  TotalFinaElf S.A.                                         13,635        2,223
  Unibail                                                    3,522          218
  Vivendi Environnement                                      3,964          123
  Vivendi Universal S.A.                                     1,800           39
-------------------------------------------------------------------------------
                                                                          7,726
-------------------------------------------------------------------------------
GERMANY (2.3%)
  Allianze AG                                                1,411          284
  Deutsche Bank AG                                           9,357          653
  Deutsche Post AG                                          20,805          265
  Muenchener Rueckversicherungs AG (Registered)              3,594          854
  SAP AG                                                       638           63
-------------------------------------------------------------------------------
                                                                          2,119
-------------------------------------------------------------------------------
ITALY (3.1%)
  ENI S.p.A.                                                57,870          924
  Mediaset S.p.A.                                           15,207          118
  Mondadori (Arnoldo) Editore S.p.A.                        21,429          143
  Parmalat Finanziaria S.p.A.                               80,785          251
  Snam Rete Gas S.p.A.                                     147,023          436
  Telecom Italia Mobile S.p.A.                              32,100          132
  Telecom Italia S.p.A. (Non-Voting)                        39,407          210
  Telecom Italia S.p.A.                                     36,815          289
  UniCredito Italiano S.p.A.                                93,729          426
-------------------------------------------------------------------------------
                                                                           2,929
-------------------------------------------------------------------------------
JAPAN (17.4%)
  Amada Co., Ltd.                                           46,000          223
  Canon, Inc.                                               12,000          454
  Casio Computer Co., Ltd.                                  39,000          191
  Dai Nippon Printing Co., Ltd.                             19,000          253
  Daicel Chemical Industries Ltd.                           70,000          239
  Daifuku Co., Ltd.                                         55,000          230
  Daikin Industries Ltd.                                    22,000          404
  Denki Kagaku Kogyo KK                                     76,000          243
  East Japan Railway Co.                                        69          324
  FamilyMart Co., Ltd.                                      12,100          293
  Fuji Machine Manufacturing Co.                            11,400          177
  Fuji Photo Film Ltd.                                      13,000          421
  Fujitec Co., Ltd.                                         17,000           84
  Fujitsu Ltd.                                              51,000          356
  Furukawa Electric Co.                                     36,000          138
  Hitachi Capital Corp.                                     23,600          316
  Hitachi Ltd.                                              57,000          369
  House Foods Corp.                                         14,000          137

    The accompanying notes are an integral part of the financial statements.

                                                                         VALUE
                                                           SHARES        (000)
-------------------------------------------------------------------------------
JAPAN (CONT'D)
  Kaneka Corp.                                              46,000      $   321
  Kurita Water Industries Ltd.                              23,000          284
  Kyocera Corp.                                              4,900          358
  Kyudenko Co., Ltd.                                        16,000           61
  Lintec Corp.                                              19,000          144
  Matsushita Electric Industrial Co., Ltd.                  33,000          451
  Minebea Co., Ltd.                                         44,000          259
  Mitsubishi Chemical Corp.                                 75,000(a)       175
  Mitsubishi Corp.                                          37,000          268
  Mitsubishi Estate Co., Ltd.                               44,000          361
  Mitsubishi Heavy Industries Ltd.                          89,000          270
  Mitsubishi Logistics Corp.                                13,000           88
  Mitsubishi Tokyo Finance Group, Inc.                           3           20
  Mitsumi Electric Co., Ltd.                                18,200          287
  Nagase & Co., Ltd.                                        21,000          100
  NEC Corp.                                                 40,000          279
  Nifco, Inc.                                               20,000          199
  Nintendo Corp., Ltd.                                       3,700          546
  Nippon Meat Packers, Inc.                                 16,000          201
  Nippon Telegraph & Telephone Corp.                            92          379
  Nissan Motors Co., Ltd.                                   66,000          458
  Nissei Sangyo Co., Ltd.                                    6,000           85
  Nissha Printing Co., Ltd.                                  8,000           48
  Nisshinbo Industries, Inc.                                25,000          116
  Obayashi Corp., Inc.                                      68,000          193
  Ono Pharmaceutical Co., Ltd.                               9,000          322
  Ricoh Co., Ltd.                                           26,000          451
  Rinnai Corp.                                               7,400          167
  Rohm Co., Ltd.                                             1,400          209
  Ryosan Co., Ltd.                                          12,800          149
  Sangetsu Co., Ltd.                                         3,000           49
  Sanki Engineering Co, Ltd.                                 6,000           29
  Sankyo Co., Ltd.                                          23,000          313
  Sanwa Shutter Corp.                                       43,000          130
  Sekisui Chemical Co., Ltd.                                41,000          141
  Sekisui House Co., Ltd.                                   32,000          236
  Shin-Etsu Polymer Co., Ltd.                               37,000          132
  Sony Corp.                                                 9,100          482
  Suzuki Motor Co., Ltd.                                    29,000          359
  TDK Corp.                                                  6,100          289
  Toho Co., Ltd.                                             3,400           39
  Tokyo Electric Power Co., Inc.                            15,800          326
  Toshiba Corp.                                            101,000(a)       412
  Toyota Motor Corp.                                        16,500          439
  Tsubakimoto Chain Co.                                     69,000          207
  Yamaha Corp.                                              25,000          244
  Yamanouchi Pharmaceutical Co.                             15,300          398
-------------------------------------------------------------------------------
                                                                         16,326
-------------------------------------------------------------------------------
NETHERLANDS (4.7%)
  Akzo Nobel N.V.                                            6,229          272
  Buhrmann N.V.                                             26,685          247
  CSM N.V.                                                  11,336      $   274
  Gucci Group N.V.                                           3,198          301
  Heineken N.V.                                              4,266          188
  IHC Caland N.V.                                            6,060          364
  ING Groep N.V.                                            24,153          623
  Koninklijke (Royal) KPN N.V.                             115,138(a)       541
  Koninklijke (Royal) Philips Electronics N.V.              25,289          709
  Koninklijke Ahold N.V.                                    13,065          276
  Unilever N.V.                                              4,410          290
  Vedior N.V.                                               19,731          274
-------------------------------------------------------------------------------
                                                                          4,359
-------------------------------------------------------------------------------
NORWAY (0.7%)
  Gjensidige NOR Sparebank                                   6,227          231
  Statoil ASA                                               22,337          200
  Telenor ASA                                               63,184          224
-------------------------------------------------------------------------------
                                                                            655
-------------------------------------------------------------------------------
PORTUGAL (0.2%)
  Brisa Auto-Estradas de Portugal S.A.                      14,500           82
  Portugal Telecom S.A.                                     19,323          137
-------------------------------------------------------------------------------
                                                                            219
-------------------------------------------------------------------------------
SINGAPORE (1.2%)
  CapitaLand Ltd.                                          105,000           91
  Chartered Semiconductor Manufacturing Ltd.                46,000(a)        94
  City Developments Ltd.                                     9,000           29
  DBS Group Holdings Ltd.                                   21,793          153
  Oversea-Chinese Banking Corp., Ltd.                       12,450           82
  Sembcorp Logistics Ltd.                                   53,000           66
  Singapore Airlines Ltd.                                   10,000           73
  Singapore Press Holdings Ltd.                              9,000          101
  United Overseas Bank Ltd.                                 27,082          195
  Venture Manufacturing Ltd.                                27,000          215
-------------------------------------------------------------------------------
                                                                          1,099
-------------------------------------------------------------------------------
SPAIN (1.8%)
  Amadeus Global Travel Distribution S.A.                   72,450          465
  Banco Popular Espanol S.A.                                 6,324          281
  Endesa S.A.                                               13,899          203
  Gas Natural SDG S.A.                                       6,408          124
 Telefonica S.A.                                            77,308(a)       652
-------------------------------------------------------------------------------
                                                                          1,725
-------------------------------------------------------------------------------
SWEDEN (1.7%)
  Assa Abloy AB, Class B                                    12,167          172
  ForeningsSparbanken AB                                    15,550          198
  Nordea AB                                                 67,266          367
  Svenska Handelsbanken, Class A                            35,387          543
  Swedish Match AB                                          36,348          302
-------------------------------------------------------------------------------
                                                                          1,582
-------------------------------------------------------------------------------
SWITZERLAND (6.7%)
  Adecco S.A.                                                2,666          159
  Cie Financiere Richemont AG, Class A                      15,276          349

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
INTERNATIONAL MAGNUM PORTFOLIO

FINANCIAL STATEMENTS
June 30, 2002 (Unaudited)

STATEMENT OF NET ASSETS (CONT'D)

                                                                         VALUE
                                                           SHARES        (000)
-------------------------------------------------------------------------------
SWITZERLAND (CONT'D)
  Converium Holding AG                                       5,145(a)   $   267
  Holcim Ltd., Class B                                       1,215          280
  Kaba Holdings AG                                           1,258          272
  Nestle S.A. (Registered)                                   7,393        1,732
  Novartis AG (Registered)                                  17,570          777
  Roche Holding AG                                             481           55
  Roche Holding AG (Registered)                              6,669          507
  Schindler Holding AG (Registered)                          1,450          265
  STMicroelectronics N.V.                                    2,933           73
  Syngenta AG                                                5,932          358
  UBS AG (Registered)                                       22,852(a)     1,155
-------------------------------------------------------------------------------
                                                                          6,249
-------------------------------------------------------------------------------
UNITED KINGDOM (17.6%)
  Abbey National plc                                         6,211           73
  Allied Domecq plc                                        123,702          815
  Amvescap plc                                              26,939          220
  ARM Holdings plc                                          22,066(a)        49
  BAE Systems plc                                           64,546          331
  Barclays plc                                             114,917          971
  BOC Group plc                                              8,660          135
  BP plc                                                    73,462          620
  British American Tobacco plc                              48,614          525
  Cadbury Schweppes plc                                     72,368          545
  Centrica plc                                              51,705          161
  CGNU plc                                                  56,419          456
  Compass Group plc                                         35,139          214
  GlaxoSmithKline plc                                      107,326        2,330
  GUS plc                                                   31,241          288
  Hays plc                                                 268,382          633
  HMV Group plc                                             39,572(a,b)      97
  HSBC Holdings plc                                         56,240          650
  Imperial Tobacco Group plc (Registered)                    8,675(a)       138
  Invensys plc                                              46,700           64
  Lattice Group plc                                         51,420          135
  Lloyds TSB Group plc                                     106,370        1,064
  PHS Group plc                                            110,900          166
  Reckitt Benckiser plc                                      8,140          147
  Reed International plc                                   107,077        1,022
  Rentokil Initial plc                                     130,010          532
  Rolls-Royce plc                                           54,135          134
  Sainsbury (J) plc                                         26,226          143
  Scottish & Southern Energy plc                            14,313          142
  Shell Transport & Trading Co. plc                        178,473        1,353
  Smiths Group plc                                          11,512          150
  SSL International plc                                     46,909            2
  Vodafone Group plc                                        922,791       1,272
  William Hill plc                                          74,500(a)       302
  WPP Group plc                                             45,013          382
-------------------------------------------------------------------------------
                                                                         16,516
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $70,423)                                       67,015
-------------------------------------------------------------------------------
PREFERRED STOCK (0.2%)
GERMANY (0.2%)
  Fresenius AG (COST $358)                                   4,429      $   224
-------------------------------------------------------------------------------
                                                            FACE
                                                           AMOUNT
                                                             (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (27.0%)
REPURCHASE AGREEMENT (27.0%)
  J.P. Morgan Securities Inc., 1.95%,
   dated 6/28/02, due 7/01/02
   (COST $25,265)                                     $     25,265(c)    25,265
-------------------------------------------------------------------------------
FOREIGN CURRENCY (0.2%)
  British Pound                                       GBP        7           11
  Danish Krone                                        DKK      257           34
  Euro                                                EUR       85           85
  Hong Kong Dollar                                    HKD       42            5
  Japanese Yen                                        JPY    6,947           58
  New Zealand Dollar                                  NZD        4            2
  Norwegian Krone                                     NOK       73           10
  Singapore Dollar                                    SGD       10            6
  Swiss Franc                                         CHF       24           17
-------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $228)                                        228
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.0%) (COST $96,274)                                 92,732
-------------------------------------------------------------------------------
                                                           AMOUNT
                                                             (000)
-------------------------------------------------------------------------------
OTHER ASSETS (1.5%)
  Due from Broker                                          $   778
  Receivable for Investments Sold                              278
  Net Unrealized Gain on Foreign Currency
   Exchange Contracts                                          211
  Foreign Withholding Tax Reclaim Receivable                    92
  Dividends Receivable                                          60
  Interest Receivable                                            4        1,423
-------------------------------------------------------------------------------
LIABILITIES (-0.5%)
  Payable for Investments Purchased                           (291)
  Investment Advisory Fees Payable                             (83)
  Shareholder Reporting Fees Payable                           (65)
  Custodian Fees Payable                                       (44)
  Administrative Fees Payable                                  (20)
  Professional Fees Payable                                     (8)        (511)
-------------------------------------------------------------------------------
NET ASSETS (100%)                                                       $93,644
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  Applicable to 10,113,743 outstanding $0.001 par
   value shares (authorized 500,000,000 shares)                         $  9.26
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                         AMOUNT
                                                                          (000)
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in Capital                                                        $104,085
Undistributed Net Investment Income (Loss)                                  303
Accumulated Net Realized Gain (Loss)                                     (7,398)
Unrealized Appreciation (Depreciation) on Investments,
 Futures and Foreign Currency Translations                               (3,346)
-------------------------------------------------------------------------------
NET ASSETS                                                             $ 93,644
-------------------------------------------------------------------------------

(a) -- Non-income producing security.
(b) -- 144A Security -- certain conditions for public sale may exist.
(c) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@ -- Value is less than $500.
CHF -- Swiss Franc
DKK -- Danish Krone
EUR -- Euro
GBP -- British Pound
DKK -- Danish Krone
HKD -- Hong Kong Dollar
JPY -- Japanese Yen
NOK -- Norwegian Krone
NZD -- New Zealand Dollar
SGD -- Singapore Dollar

-------------------------------------------------------------------------------
FUTURES CONTRACTS:
  The Portfolio had the following futures contract(s) open at period end:

                                                                        NET
                                                                     UNREALIZED
                                               NOTIONAL                GAIN
                                    NUMBER OF    VALUE   EXPIRATION    (LOSS)
                                    CONTRACTS    (000)      DATE       (000)
-------------------------------------------------------------------------------
LONG:
  DJ Euro Stoxx 50 Index                   53    $1,659    Sep-02         $  43
  FTSE 100 Index                           16     1,140    Sep-02            15
  TOPIX Index                              16     1,364    Sep-02          (101)
-------------------------------------------------------------------------------
                                                                          $ (43)

-------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                        NET
 CURRENCY                                    IN                     UNREALIZED
    TO                                    EXCHANGE                     GAIN
  DELIVER       VALUE      SETTLEMENT        FOR          VALUE       (LOSS)
   (000)        (000)        DATE           (000)         (000)        (000)
-------------------------------------------------------------------------------
CHF       52    $    35      7/01/02     US$       35    $    35         $  --@
DKK      257         34      7/01/02     US$       34         34            --@
EUR       43         43      7/01/02     US$       43         43            --@
EUR    6,932      6,853      9/12/02     US$    6,517      6,517          (336)
GBP       18         27      7/01/02     US$       27         27            --@
GBP    4,501      6,862      9/12/02     US$    6,555      6,555          (307)
JPY   88,605        743      9/12/02     US$      708        708           (35)
JPY  303,665      2,549      9/12/02     US$    2,433      2,433          (116)
JPY    5,517         46      9/12/02     US$       44         44            (2)
NOK       73         10      7/01/02     US$       10         10            --@
US$       60         60      7/01/02     EUR       61         61             1
US$    1,920      1,920      9/12/02     EUR    2,044      2,021           101
US$    1,073      1,073      9/12/02     EUR    1,143      1,130            57
US$    5,209      5,209      9/12/02     EUR    5,546      5,482           273
US$       23         23      7/01/02     GBP       15         23            --@
US$    1,660      1,660      9/12/02     GBP    1,139      1,737            77
US$    3,939      3,939      9/12/02     GBP    2,704      4,122           183
US$    2,253      2,253      9/12/02     GBP    1,547      2,358           105
US$    1,227      1,227      9/12/02     JPY  153,181      1,285            58
US$    2,937      2,937      9/12/02     JPY  366,577      3,076           139
US$      203        203      9/12/02     JPY   25,412        213            10
US$       69         69      9/12/02     JPY   8,658          72             3
-------------------------------------------------------------------------------
                $37,775                                  $37,986         $ 211
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
INTERNATIONAL MAGNUM PORTFOLIO

FINANCIAL STATEMENTS
June 30, 2002 (Unaudited)

STATEMENT OF NET ASSETS (CONT'D)

        SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
               CLASSIFICATION -- JUNE 30, 2002

                                                                        PERCENT
                                                            VALUE        OF NET
INDUSTRY                                                    (000)        ASSETS
-------------------------------------------------------------------------------
Automobiles                                                $ 1,255         1.3%
Banks                                                        8,791         9.4
Beverages                                                    1,285         1.4
Chemicals                                                    2,249         2.4
Commercial Services & Supplies                               3,412         3.6
Computers & Peripherals                                      1,334         1.4
Diversified Financials                                       1,449         1.5
Diversified Telecommunication Services                       2,482         2.6
Electronic Equipment & Instruments                           1,466         1.6
Food & Drug Retailing                                        1,024         1.1
Food Products                                                3,834         4.1
Household Durables                                           2,971         3.2
Industrial Conglomerates                                       910         1.0
Insurance                                                    2,288         2.4
Machinery                                                    2,218         2.4
Media                                                        2,161         2.3
Office Electronics                                             906         1.0
Oil & Gas                                                    5,320         5.7
Pharmaceuticals                                              6,813         7.3
Real Estate                                                  1,407         1.5
Textiles & Apparel                                             901         1.0
Tobacco                                                        964         1.0
Wireless Telecommunication Services                          1,671         1.8
Other                                                       35,621        38.0
-------------------------------------------------------------------------------
                                                           $92,732        99.0%
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                                                               SIX MONTHS ENDED
                                                                                                                  JUNE 30, 2002
                                                                                                                    (UNAUDITED)
STATEMENT OF OPERATIONS                                                                                                   (000)
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of $49 foreign taxes withheld)                                                                       $     770
  Interest                                                                                                                  101
-------------------------------------------------------------------------------------------------------------------------------
    Total Income                                                                                                            871
-------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                                                                  286
  Less: Fees Waived                                                                                                        (115)
                                                                                                                      ---------
  Net Investment Advisory Fees                                                                                              171
  Administrative Fees                                                                                                        93
  Custodian Fees                                                                                                             84
  Shareholder Reporting                                                                                                      33
  Professional Fees                                                                                                          14
  Directors' Fees and Expenses                                                                                                1
  Other                                                                                                                      15
-------------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                                                                            411
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                                                                460
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                                                         (858)
  Foreign Currency Transactions                                                                                              23
  Futures                                                                                                                  (495)
-------------------------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                                                                             (1,330)
-------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                                               862
  Foreign Currency Translations                                                                                             258
  Futures Contracts                                                                                                         (95)
-------------------------------------------------------------------------------------------------------------------------------
    Change in Unrealized Appreciation (Depreciation)                                                                      1,025
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                              (305)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                                       $     155
===============================================================================================================================

                                                                                         SIX MONTHS ENDED
                                                                                            JUNE 30, 2002            YEAR ENDED
                                                                                              (UNAUDITED)     DECEMBER 31, 2001
STATEMENT OF CHANGES IN NET ASSETS                                                                  (000)                 (000)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                                                  $     460             $    605
  Net Realized Gain (Loss)                                                                         (1,330)               (4,803)
  Change in Unrealized Appreciation (Depreciation)                                                  1,025                (7,634)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations                                   155               (11,832)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                                                --                  (302)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscriptions                                                                                   240,884               264,334
  Distributions Reinvested                                                                             --                   302
  Redemptions                                                                                    (206,202)             (261,283)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions                34,682                 3,353
-------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                                          34,837                (8,781)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of Period                                                                              58,807                67,588
-------------------------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed net investment income (loss) of $303
   and $(157), respectively)                                                                    $  93,644             $  58,807
-------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
-------------------------------------------------------------------------------------------------------------------------------
    Shares Subscribed                                                                              26,009                25,566
    Shares Issued on Distributions Reinvested                                                          --                    31
    Shares Redeemed                                                                               (22,114)              (25,116)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Capital Shares Outstanding                                           3,895                   481
-------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
FINANCIAL HIGHLIGHTS

INTERNATIONAL MAGNUM PORTFOLIO

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS

                                           SIX MONTHS ENDED               YEAR ENDED DECEMBER 31,                    PERIOD FROM
                                           JUNE 30, 2002      ----------------------------------------           JANUARY 2, 1997*
                                           (UNAUDITED)          2001       2000       1999       1998       TO DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  9.46         $ 11.78    $ 13.89    $ 11.23    $ 10.38           $ 10.00
--------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS
  Net Investment Income (Loss)                   0.06            0.10       0.10       0.12       0.12              0.13
  Net Realized and Unrealized Gain (Loss)       (0.26)          (2.37)     (1.81)      2.70       0.81              0.59
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations            (0.20)          (2.27)     (1.71)      2.82       0.93              0.72
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                            --           (0.05)     (0.09)     (0.10)     (0.04)            (0.32)
  Net Realized Gain                                --              --      (0.31)     (0.06)     (0.04)            (0.02)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                            --           (0.05)     (0.40)     (0.16)     (0.08)            (0.34)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $  9.26         $  9.46    $ 11.78    $ 13.89    $ 11.23           $ 10.38
================================================================================================================================
TOTAL RETURN                                    (2.11)%++      (19.29)%   (12.45)%    25.19%      8.97%             7.31%++
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)             $93,644         $58,807    $67,588    $63,332    $44,062           $18,855
Ratio of Expenses to Average Net Assets         1.15%**          1.16%      1.18%      1.16%      1.15%             1.16%**
Ratio of Expenses to Average Net Assets
 Excluding Interest Expense                       N/A            1.15%      1.15%      1.15%       N/A              1.15%**
Ratio of Net Investment Income (Loss) to
 Average Net Assets                              1.29%**         0.97%      0.80%      1.10%      1.22%             1.43%**
Portfolio Turnover Rate                            26%++           48%        52%        59%        36%               41%++
--------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
 During the Period:
  Per Share Benefit to Net Investment
   Income (Loss)                              $  0.01         $  0.02    $  0.04    $  0.05    $  0.06           $  0.15
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                 1.47%**         1.34%      1.48%      1.67%      1.80%             2.78%**
  Net Investment Income (Loss) to Average
   Net Assets                                    0.97%**         0.79%      0.50%      0.59%      0.58%            (0.19)%**
--------------------------------------------------------------------------------------------------------------------------------

 *  Commencement of operations
 ** Annualized
 ++ Not annualized

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the International Magnum Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries. The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

- investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

- investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

SEMI-ANNUAL REPORT - JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from (to) broker is comprised of initial margin and variation margin, as stated in the Statement of Net Assets.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, and the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid-in capital.

Permanent book and tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                            FROM $500
                            FIRST $500     MILLION TO    MORE THAN
PORTFOLIO                      MILLION     $1 BILLION    $1 BILLION
--------------------------------------------------------------------
International Magnum              0.80%          0.75%         0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. DIRECTORS' FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. The deferred fees payable under the Compensation Plan are included in Directors' Fees and Expenses Payable on the Statement of Net Assets.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

SEMI-ANNUAL REPORT - JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

F. OTHER: At June 30, 2002, cost and unrealized appreciation
(depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                                    NET
   COST            APPRECIATION          DEPRECIATION      DEPRECIATION
  (000)                   (000)                 (000)             (000)
--------------------------------------------------------------------------
$96,046                  $3,737              $(7,279)          $(3,542)

For the six months ended June 30, 2002, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $32,384,000 and $15,081,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 2002.

At December 31, 2001, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $5,279,000, all of which will expire on December 31, 2009. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital, passive foreign investment company ("PFIC") and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October capital losses of $91,000, post-October PFIC losses of $22,000 and post-October currency losses of $133,000.

At June 30, 2002, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
CHAIRMAN AND DIRECTOR, MORGAN STANLEY INVESTMENT MANAGEMENT INC. AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED; MANAGING DIRECTOR, MORGAN STANLEY & CO.

John D. Barrett II
CHAIRMAN AND DIRECTOR, BARRETT ASSOCIATES, INC.

Thomas P. Gerrity
PROFESSOR OF MANAGEMENT,
WHARTON SCHOOL OF BUSINESS, UNIVERSITY OF PENNSYLVANIA

Gerard E. Jones
OF COUNSEL, SHIPMAN & GOODWIN LLP

Joseph J. Kearns
INVESTMENT CONSULTANT

Vincent R. McLean
FORMERLY EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND DIRECTOR, SPERRY CORPORATION

C. Oscar Morong, Jr.
MANAGING DIRECTOR, MORONG CAPITAL MANAGEMENT

William G. Morton, Jr.
CHAIRMAN EMERITUS, BOSTON STOCK EXCHANGE

Michael Nugent
GENERAL PARTNER, TRIUMPH CAPITAL, LP

Fergus Reid
CHAIRMAN AND CHIEF EXECUTIVE OFFICER, LUMELITE PLASTICS CORPORATION

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS

Ronald E. Robison
PRESIDENT AND DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Lorraine Truten
VICE PRESIDENT

James W. Garrett
TREASURER

Mary E. Mullin
SECRETARY

Belinda A. Brady
ASSISTANT TREASURER

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Mayer, Brown, Rowe & Maw
1675 Broadway
New York, New York 10019-5820

INDEPENDENT AUDITORS
Ernst & Young LLP 200
Clarendon Street
Boston, Massachusetts 02116-5072

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
[MORGAN STANLEY LOGO]                    Semi-Annual Report -- June 30, 2002

Mid Cap Growth Portfolio

                                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                  Semi-Annual Report - June 30, 2002 (Unaudited)

Mid Cap Growth Portfolio

COMPOSITION OF NET ASSETS

[PIE CHART]

Financial Miscellaneous                                  8.9%
Retail                                                   8.2
Software & Services                                      8.1
Electronics                                              7.1
Radio & TV Broadcasters                                  6.7
Other                                                   61.0

PERFORMANCE COMPARED TO THE RUSSELL MIDCAP
GROWTH INDEX AND THE S&P MID CAP 400 INDEX

                                                TOTAL RETURNS(3)
                                     --------------------------------------
                                                                AVERAGE
                                                                 ANNUAL
                                                    ONE           SINCE
                                         YTD       YEAR    INCEPTION(4)
---------------------------------------------------------------------------
Portfolio                           (18.44)%   (30.47)%        (10.58)%
Russell Midcap Growth Index(1)      (19.70)    (26.34)          (7.01)
S&P Mid Cap 400 Index(2)             (3.21)     (4.71)          12.17

(1) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000 Growth Index.

(2) The S&P Mid Cap 400 Index is a value weighted index of companies that generally have market values between $500 million and $10 billion, depending upon current equity market valuations, and represent a broad range of industry segments within the U.S. economy.

(3) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on October 18, 1999.

TOP FIVE HOLDINGS

                                                             PERCENT OF
SECURITY                 INDUSTRY                            NET ASSETS
-------------------------------------------------------------------------
Lamar Advertising        Radio & TV Broadcasters                   1.8%
Moody's Corp.            Financial Miscellaneous                   1.7
GTech Holdings Corp.     Entertainment & Leisure                   1.7
Lennar Corp.             Homebuilding                              1.7
Zimmer Holdings, Inc.    Medical & Dental Instruments
                         & Supplies                                1.6

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Mid Cap Growth Portfolio seeks long-term capital growth by investing primarily in common stocks and other equity securities. Investments in small- to medium-sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

For the six months ended June 30, 2002, the Portfolio had a total return of -18.44% compared to -19.70% for the Russell Midcap Growth Index (the "Index") and -3.21% for the S&P Mid Cap 400 Index.

MARKET REVIEW

The first half of 2002 has been a difficult environment for growth investors across the capitalization spectrum. Weakness was especially pronounced within the traditional growth areas of technology, biotechnology, and telecom services. The primary concern of the markets seemed to be accounting irregularities, as investors were quick to sell companies with accounting practices that appeared to be even remotely questionable or complex. These concerns continued to be at the forefront of investors' minds throughout the first half, amid a number of headline scandals and bankruptcies which culminated with the news of massive accounting fraud reported by WorldCom. In addition, weak corporate profits, earnings warnings, and a lack of encouraging forward guidance contributed to market pessimism, as did investor concern about geopolitical conflict overseas and fears of terrorist threats domestically. The macroeconomic picture did show some signs of improvement, as a number of positive data points were reported. Nevertheless, market sentiment and investor confidence appeared to be fairly negative at the end of the reporting period.

The Portfolio outperformed the Index during the period, with the strongest contribution coming from stock selection within health care. We benefited from our emphasis on more stable growth areas, such as prescription benefits managers, clinical lab and testing companies, hospital and health care services, and medical devices; as well as from our decision to underweight or avoid most of the poor performers within the sector, many of which were biotechnology stocks. Our consumer discretionary holdings also contributed to performance, due to both an overweight and stock selection. The sector represented our largest weighting during the period, and strong performance was seen in a variety of areas, including education, discount retail, entertainment & leisure, and restaurants. The consumer has been remarkably resilient this year, and within the sector, we were able to find a number of companies with what we believe are strong niche positions, good free cash flow, and compelling business momentum, characteristics that we found particularly appealing in an uncertain economic and market environment.

Areas that detracted from performance included energy and materials & processing. In both sectors, our underweight detracted from performance, as did stock selection that lagged the benchmark sector. During the reporting period, we significantly increased our exposure to consumer discretionary and reduced our weighting in technology. We added slightly to financial services and energy, and eliminated our exposure to utilities, which includes telecom services.

MARKET OUTLOOK

The current spate of disclosure disasters is leading to a purge that ultimately will be healthy for the markets, in our view. There has to be a time when the bad news stops so that investors can regain confidence in the integrity and competency of company managements. On the other hand, the economy is starting to grow, and while recoveries do not occur in a straight line, we do believe that the recovery will at some point take hold. We remain invested in a mix of stable and cyclical growth companies and focused on fundamental research.

July 2002

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         Mid Cap Growth Portfolio

                                         FINANCIAL STATEMENTS
                                         June 30, 2002 (Unaudited)

Statement of Net Assets

                                                           VALUE
                                             SHARES        (000)
----------------------------------------------------------------
COMMON STOCKS (95.6%)
AUTO & TRANSPORTATION (1.0%)
AUTO PARTS: ORIGINAL EQUIPMENT (1.0%)
Arvinmeritor, Inc.                           13,400     $    322
----------------------------------------------------------------
CONSUMER DISCRETIONARY (32.0%)
EDUCATION SERVICES (1.1%)
Career Education Corp.                        8,600(a)       387
----------------------------------------------------------------
ENTERTAINMENT & LEISURE (4.4%)
Electronic Arts, Inc.                         3,450(a)       228
GTech Holdings Corp.                         22,800(a)       582
International Game Technology                 4,400(a)       250
Regal Entertainment Group                    18,100(a)       422
----------------------------------------------------------------
                                                           1,482
----------------------------------------------------------------
HOUSEHOLD FURNISHINGS (1.1%)
Mohawk Industries, Inc.                       5,746(a)       354
----------------------------------------------------------------
LODGING & CATERING (0.5%)
Park Place Entertainment Corp.               17,800(a)       182
----------------------------------------------------------------
MULTILINE RETAIL (1.4%)
Dollar Tree Stores, Inc.                     11,750(a)       463
----------------------------------------------------------------
RADIO & TV BROADCASTERS (6.7%)
Lamar Advertising Co.                        16,300(a)       607
Radio One, Inc.                              25,900(a)       385
Univision Communications, Inc.               13,900(a)       436
USA Networks, Inc.                           20,200(a)       474
Westwood One, Inc.                           10,900(a)       364
----------------------------------------------------------------
                                                           2,266
----------------------------------------------------------------
RESTAURANTS (4.5%)
CBRL Group, Inc.                             13,450          410
Jack In The Box, Inc.                        10,450(a)       332
Sonic Innovations, Inc.                       6,100(a)       192
Wendy's International, Inc.                   6,800          271
Yum! Brands, Inc.                            10,600(a)       310
----------------------------------------------------------------
                                                           1,515
----------------------------------------------------------------
RETAIL (8.2%)
Abercrombie & Fitch Co., Class A             13,300(a)       321
BJ's Wholesale Club, Inc.                    11,250(a)       433
Coach, Inc.                                   8,450(a)       464
Dollar General Corp.                         21,800          415
Limited, Inc.                                25,100          534
Michaels Stores Inc.                          3,000(a)       117
Ross Stores, Inc.                             3,700          151
Williams Sonoma, Inc.                        10,600(a)       325
----------------------------------------------------------------
                                                           2,760
----------------------------------------------------------------
SERVICES - COMMERCIAL (4.1%)
Alberto-Culver Co.                            1,700           81
Choicepoint, Inc.                             6,666(a)       303
Iron Mountain, Inc.                          11,300(a)       349
Servicemaster Co. (The)                      14,400          198
Weight Watchers International, Inc.          10,250(a)       445
----------------------------------------------------------------
                                                           1,376
----------------------------------------------------------------
TOTAL CONSUMER DISCRETIONARY                              10,785
----------------------------------------------------------------
CONSUMER STAPLES (1.5%)
ENTERTAINMENT & LEISURE (0.7%)
Loews Cineplex Entertainment Corp.            8,600     $    233
----------------------------------------------------------------
FOODS (0.8%)
Dreyer's Grand Ice Cream, Inc.                4,200          288
----------------------------------------------------------------
TOTAL CONSUMER STAPLES                                       521
----------------------------------------------------------------
FINANCIAL SERVICES (14.1%)
BANKS (0.8%)
Charter One Financial, Inc.                   7,500          258
----------------------------------------------------------------
DIVERSIFIED FINANCIALS (1.4%)
Capital One Financial Corp.                   7,700          470
----------------------------------------------------------------
FINANCE COMPANIES (1.1%)
SLM Holding Corp.                             3,900          378
----------------------------------------------------------------
FINANCIAL MISCELLANEOUS (8.9%)
Affiliated Computer Services, Inc.,
  Class A                                     7,100(a)       337
BISYS Group, Inc.                             5,400(a)       180
DST Systems, Inc.                             2,000(a)        92
H & R Block, Inc.                             9,800          452
Moody's Corp.                                11,800          587
Starwood Hotels & Resorts
  Worldwide, Inc.                             7,300          240
SunGard Data Systems, Inc.                   16,500(a)       437
Synovus Financial Corp.                      10,800          297
Willis Group Holdings Ltd.                   10,900(a)       359
----------------------------------------------------------------
                                                           2,981
----------------------------------------------------------------
INSURANCE (0.7%)
Everest Re Group Ltd.                         4,350          243
----------------------------------------------------------------
INVESTMENT COMPANIES (1.2%)
Affiliated Managers Group, Inc.               6,800(a)       418
----------------------------------------------------------------
TOTAL FINANCIAL SERVICES                                   4,748
----------------------------------------------------------------
HEALTH CARE (17.8%)
BIOTECHNOLOGY RESEARCH & PRODUCTION (0.4%)
Biogen, Inc.                                  3,300          137
----------------------------------------------------------------
HEALTH CARE (DRUGS/PHARMS) (4.4%)
Celgene Corp.                                 9,800(a)       150
Forest Laboratories, Inc., Class A            5,300(a)       375
Gilead Sciences, Inc.                        16,450(a)       541
IDEC Pharmaceuticals Corp.                    7,375(a)       262
Medimmune, Inc.                               5,850(a)       154
----------------------------------------------------------------
                                                           1,482
----------------------------------------------------------------
HEALTH CARE FACILITIES (1.4%)
Triad Hospitals, Inc.                        11,300(a)       479
----------------------------------------------------------------
HEALTH SERVICES (5.6%)
Anthem Insurance                              3,650(a)       246
Caremark Rx, Inc.                            15,700(a)       259
Laboratory Corp. of America Holdings          9,150(a)       418
Lincare Holdings, Inc.                       12,300(a)       397
Quest Diagnostics, Inc.                       5,050(a)       434

    The accompanying notes are an integral part of the financial statements.
                                        3

Statement of Net Assets (cont'd)

                                                           VALUE
                                             SHARES        (000)
----------------------------------------------------------------
Health Care (cont'd)
HEALTH SERVICES (CONT'D)
Stericycle, Inc.                              3,100(a)  $    110
----------------------------------------------------------------
                                                           1,864
----------------------------------------------------------------
HEALTH TECHNOLOGY (2.5%)
St. Jude Medical, Inc.                        5,500(a)       406
Varian Medical Systems, Inc.                 10,250(a)       416
----------------------------------------------------------------
                                                             822
----------------------------------------------------------------
HOSPITAL SUPPLIES (1.4%)
AmerisourceBergen Corp.                       6,300          479
----------------------------------------------------------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (1.6%)
Zimmer Holdings, Inc.                        15,200(a)       542
----------------------------------------------------------------
MISCELLANEOUS HEALTH CARE (0.5%)
Alcon, Inc.                                   5,200(a)       178
----------------------------------------------------------------
TOTAL HEALTH CARE                                          5,983
----------------------------------------------------------------
MATERIALS & PROCESSING (0.8%)
CHEMICALS (0.8%)
Ecolab, Inc.                                  5,750          266
----------------------------------------------------------------
OTHER ENERGY (6.8%)
OIL - OFFSHORE DRILLING (3.7%)
GlobalSantaFe Corp.                          13,800          377
Noble Corp.                                  10,250(a)       396
Weatherford International Ltd.               10,500(a)       454
----------------------------------------------------------------
                                                           1,227
----------------------------------------------------------------
OIL - WELL EQUIPMENT & SERVICES (1.1%)
BJ Services Co.                              11,050(a)       374
----------------------------------------------------------------
OIL - CRUDE PRODUCERS (2.0%)
Devon Energy Corp.                            6,800          335
Pioneer Natural Resources Co.                13,550(a)       353
----------------------------------------------------------------
                                                             688
----------------------------------------------------------------
TOTAL OTHER ENERGY                                         2,289
----------------------------------------------------------------
PRODUCER DURABLES (5.8%)
AEROSPACE (0.2%)
L-3 Communications, Inc.                      1,500(a)        81
----------------------------------------------------------------
ELECTRONICS (2.4%)
Alliant Techsystems, Inc.                     2,850(a)       182
KLA-Tencor Corp.                              3,350(a)       147
Lam Research Corp.                            4,200(a)        75
Molex, Inc.                                   1,000(a)        34
Novellus Systems, Inc.                        4,000(a)       136
RF Micro Devices, Inc.                       18,050(a)       138
Teradyne, Inc.                                4,100(a)        96
----------------------------------------------------------------
                                                             808
----------------------------------------------------------------
HOMEBUILDING (1.7%)
Lennar Corp.                                  9,300          569
----------------------------------------------------------------
MACHINERY: AGRICULTURAL (1.1%)
Agco Corp.                                   18,850(a)       368
----------------------------------------------------------------
TELECOM EQUIPMENT (0.4%)
Crown Castle International Corp.             20,900(a)        82
Polycom, Inc.                                 3,650(a)  $     44
----------------------------------------------------------------
                                                             126
----------------------------------------------------------------
TOTAL PRODUCER DURABLES                                    1,952
----------------------------------------------------------------
TECHNOLOGY (15.8%)
COMPUTER TECHNOLOGY (0.2%)
Synopsys, Inc.                                1,300(a)        71
----------------------------------------------------------------
COMPUTERS (NETWORKING) (0.4%)
Network Appliance, Inc.                       9,150(a)       114
----------------------------------------------------------------
ELECTRONICS (7.1%)
ATI Technologies, Inc.                          500(a)         3
Broadcom Corp., Class A                      11,750(a)       206
Extreme Networks, Inc.                       19,000(a)       186
Fairchild Semiconductor
  International, Inc.                         7,300(a)       177
Harris Corp.                                  8,200(a)       297
Integrated Device Technology, Inc.            7,100(a)       129
International Rectifier Corp.                 2,500(a)        73
Intersil Holding Corp.                        4,100(a)        88
Jabil Circuit, Inc.                           6,900(a)       146
Lexmark International Group, Inc.             4,700(a)       256
Microchip Technology, Inc.                   12,400(a)       340
National Semiconductor Corp.                  3,650          106
Photon Dynamics, Inc.                         1,900(a)        57
QLogic Corp.                                  3,900(a)       149
Skyworks Solutions, Inc.                      5,476(a)        30
Xilinx, Inc.                                  7,000(a)       157
                                                             374
----------------------------------------------------------------
                                                           2,400
----------------------------------------------------------------
SOFTWARE & SERVICES (8.1%)
Adobe Systems, Inc.                          11,250          320
BEA Systems, Inc.                            14,550(a)       138
BMC Software, Inc.                            6,500(a)       108
Brocade Communications Systems, Inc.         12,700(a)       222
Cadence Design Systems, Inc.                  5,200(a)        84
Intuit, Inc.                                  6,050(a)       301
Mercury Interactive Corp.                     6,450(a)       148
PeopleSoft, Inc.                              9,000(a)       134
Rational Software Corp.                       4,150(a)        34
Retek, Inc.                                   8,200(a)       199
Sabre Group Holdings, Inc.                   12,700(a)       455
Siebel Systems, Inc.                          7,300(a)       104
Symantec Corp.                                4,450(a)       146
TIBCO Software, Inc.                         23,050(a)       128
VERITAS Software Corp.                       10,550(a)       209
----------------------------------------------------------------
                                                           2,730
----------------------------------------------------------------
TOTAL TECHNOLOGY                                           5,315
----------------------------------------------------------------
TOTAL COMMON STOCKS (COST $32,459)                        32,181
----------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         Mid Cap Growth Portfolio

                                         FINANCIAL STATEMENTS
                                         June 30, 2002 (Unaudited)

Statement of Net Assets (cont'd)

                                               FACE
                                             AMOUNT        VALUE
                                              (000)        (000)
----------------------------------------------------------------
SHORT-TERM INVESTMENT (3.7%)
REPURCHASE AGREEMENT (3.7%)
J.P. Morgan Securities Inc., 1.95%,
  dated 6/28/02, due 7/01/02
  (COST $1,256)                             $ 1,256(b)  $  1,256
----------------------------------------------------------------
TOTAL INVESTMENTS (99.3%) (COST $33,715)                  33,437
----------------------------------------------------------------
                                             AMOUNT
                                              (000)
----------------------------------------------------------------
OTHER ASSETS (5.5%)
Receivable for Investments Sold             $  1,845
Dividends Receivable                               4       1,849
----------------------------------------------------------------
LIABILITIES (-4.8%)
Payable for Investments Purchased             (1,377)
Investment Advisory Fees Payable                (120)
Bank Overdraft                                   (70)
Custodian Fees Payable                           (28)
Shareholder Reporting Expense Payable            (15)
Administrative Fees Payable                      (14)
Professional Fees Payable                         (7)     (1,631)
----------------------------------------------------------------
NET ASSETS (100%)                                       $ 33,655
----------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
Applicable to 4,729,408 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                $   7.12
----------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in Capital                                         $ 49,108
Undistributed Net Investment Income (Loss)                  (120)
Accumulated Net Realized Gain (Loss)                     (15,055)
Unrealized Appreciation (Depreciation) on Investments       (278)
----------------------------------------------------------------
Net Assets                                              $ 33,655
----------------------------------------------------------------

(a) -- Non-income producing security

(b) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

    The accompanying notes are an integral part of the financial statements.
                                       5

                                                                               SIX MONTHS ENDED
                                                                                  JUNE 30, 2002
                                                                                    (UNAUDITED)
Statement of Operations                                                                   (000)
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                                      $             40
Interest                                                                                     15
-----------------------------------------------------------------------------------------------
Total Income                                                                                 55
-----------------------------------------------------------------------------------------------
EXPENSES:
Investment Advisory Fees                                                                    125
Less: Fees Waived                                                                           (61)
                                                                               ----------------
Net Investment Advisory Fees                                                                 64
Administrative Fees                                                                          45
Custodian Fees                                                                               36
Professional Fees                                                                            11
Shareholder Reporting                                                                         9
Other                                                                                        10
-----------------------------------------------------------------------------------------------
Net Expenses                                                                                175
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                               (120)
-----------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
Investments Sold                                                                         (3,801)
-----------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments                                                                              (2,995)
-----------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)            (6,796)
-----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                $         (6,916)
-----------------------------------------------------------------------------------------------

                                                                                   SIX MONTHS ENDED
                                                                                      JUNE 30, 2002          YEAR ENDED
                                                                                        (UNAUDITED)   DECEMBER 31, 2001
Statement of Changes in Net Assets                                                            (000)               (000)
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net Investment Income (Loss)                                                      $           (120)  $            (142)
Net Realized Gain (Loss)                                                                    (3,801)             (9,975)
Change in Unrealized Appreciation (Depreciation)                                            (2,995)              3,042
-----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                             (6,916)             (7,075)
-----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
Subscriptions                                                                               13,349              40,007
Redemptions                                                                                 (6,007)            (17,089)
-----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions              7,342              22,918
-----------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                                                        426              15,843
NET ASSETS:
Beginning of Period                                                                         33,229              17,386
-----------------------------------------------------------------------------------------------------------------------
End of Period (including undistributed net investment income (loss) of $(120) in  $         33,655   $          33,229
  (2002)
-----------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
Shares Subscribed                                                                            1,658               4,139
Shares Redeemed                                                                               (736)             (1,739)
-----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Capital Shares Outstanding                                          922               2,400
-----------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
                                       6

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         Financial Highlights

                                         Mid Cap Growth Portfolio

Financial Highlights
Selected Per Share Data and Ratios

                                                      SIX MONTHS ENDED     YEAR ENDED DECEMBER 31,             PERIOD FROM
                                                      JUNE 30, 2002        -----------------------       OCTOBER 18, 1999*
                                                      (UNAUDITED)             2001         2000       TO DECEMBER 31, 1999
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $           8.73      $ 12.35      $ 13.84      $              10.00
-------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                     (0.03)       (0.04)       (0.03)                    (0.01)
Net Realized and Unrealized Gain (Loss)                          (1.58)       (3.58)       (0.93)                     3.85
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 (1.61)       (3.62)       (0.96)                     3.84
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
Net Realized Gain                                                 --           --          (0.53)                     --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $           7.12      $  8.73      $ 12.35      $              13.84
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    (18.44)%++   (29.31)%      (7.33)%                   38.40%++
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                     $         33,655      $33,229      $17,386      $              2,859
Ratio of Expenses to Average Net Assets                           1.05%**      1.05%        1.05%                     1.05%**
Ratio of Net Investment Income (Loss) to Average Net
Assets                                                           (0.72)%**    (0.61)%      (0.52)%                   (0.61)%**
Portfolio Turnover Rate                                            130%++       168%         171%                       52%++
-------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
Per Share Benefit to Net Investment Income (Loss)     $           0.01      $  0.03      $  0.07      $               0.15
Ratios Before Expense Limitation:
Expenses to Average Net Assets                                    1.42%**      1.39%        2.29%                     8.06%**
Net Investment Income (Loss) to Average Net Assets               (1.09)%**    (0.95)%      (1.76)%                   (7.62)%**
-------------------------------------------------------------------------------------------------------------------------------

*  Commencement of operations

** Annualized

++ Not annualized

    The accompanying notes are an integral part of the financial statements.
                                       7

Notes to Financial Statements (Unaudited)

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Mid Cap Growth Portfolio. The Portfolio seeks long-term capital growth by investing primarily in common stocks and other equity securities.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

    Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

   The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of

                                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                  Semi-Annual Report - June 30, 2002 (Unaudited)

Notes to Financial Statements (cont'd)

   the recognition of gains or losses on securities and foreign currency exchange contracts, and the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

   Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

   Permanent book and tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                         FROM $500
                       FIRST $500       MILLION TO      MORE THAN
PORTFOLIO                 MILLION       $1 BILLION     $1 BILLION
Mid Cap Growth               0.75%            0.70%          0.65%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.05%.


C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. DIRECTORS' FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. The deferred fees payable under the Compensation Plan are included in Directors' Fees and Expenses Payable on the Statement of Net Assets.

F. OTHER: At June 30, 2002, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                         NET
   COST     APPRECIATION      DEPRECIATION      DEPRECIATION
  (000)            (000)             (000)             (000)
------------------------------------------------------------
$33,715           $2,047          $(2,325)      $      (278)

For the six months ended June 30, 2002, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $49,931,000 and $41,407,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 2002. During the six months ended June 30, 2002, the Portfolio incurred $704 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

At December 31, 2001, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $9,743,000 all of which will expire on December 31, 2009. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October capital losses of $434,000.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
CHAIRMAN AND DIRECTOR, MORGAN STANLEY INVESTMENT MANAGEMENT
INC. AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED;
MANAGING DIRECTOR, MORGAN STANLEY & CO.

John D. Barrett II
CHAIRMAN AND DIRECTOR,
BARRETT ASSOCIATES, INC.

Thomas P. Gerrity
PROFESSOR OF MANAGEMENT,
WHARTON SCHOOL OF BUSINESS, UNIVERSITY OF PENNSYLVANIA

Gerard E. Jones
OF COUNSEL, SHIPMAN & GOODWIN LLP

Joseph J. Kearns
INVESTMENT CONSULTANT

Vincent R. McLean
FORMERLY EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER
AND DIRECTOR, SPERRY CORPORATION

C. Oscar Morong, Jr.
MANAGING DIRECTOR,
MORONG CAPITAL MANAGEMENT

William G. Morton, Jr.
CHAIRMAN EMERITUS,
BOSTON STOCK EXCHANGE

Michael Nugent
GENERAL PARTNER,
TRIUMPH CAPITAL, LP

Fergus Reid
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
LUMELITE PLASTICS CORPORATION

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS

Ronald E. Robison
PRESIDENT AND DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Lorraine Truten
VICE PRESIDENT

James W. Garrett
TREASURER

Mary E. Mullin
SECRETARY

Belinda A. Brady
ASSISTANT TREASURER

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Mayer, Brown, Rowe & Maw
1675 Broadway
New York, New York 10019-5820

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

[MORGAN STANLEY LOGO]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Semi-Annual Report -- June 30, 2002

Mid Cap Value Portfolio

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
Semi-Annual Report - June 30, 2002 (Unaudited)

Mid Cap Value Portfolio

COMPOSITION OF NET ASSETS

[CHART]

Banks                11.6%
Software & Services   8.4
Drugs                 6.6
Health Services       5.8
Electronics           5.7
Other                61.9

TOP FIVE HOLDINGS

                                                             PERCENT OF
SECURITY                              INDUSTRY               NET ASSETS
-----------------------------------------------------------------------
Calpine Corp.                         Electric Power               2.7%
Valassis Communications, Inc.         Publishing & Broadcast       1.9
Affiliated Computer Services, Inc.    Software & Services          1.8
PNC Financial Services Group          Banks                        1.7
Mellon Financial Corp.                Banks                        1.4


PERFORMANCE COMPARED TO THE S&P
MID CAP 400 INDEX

                                     TOTAL RETURNS(2)
                   ----------------------------------------------------
                                              AVERAGE          AVERAGE
                                               ANNUAL           ANNUAL
                                     ONE         FIVE            SINCE
                        YTD         YEAR        YEARS     INCEPTION(3)
----------------------------------------------------------------------
Portfolio          (16.62)%     (19.99)%        8.06%           10.78%
Index(1)            (3.21)       (4.71)        12.58            14.18


(1) The S&P Mid Cap 400 Index is a value weighted index of companies that generally have market values between $500 million and $10 billion, depending upon current equity market valuations, and represent a broad range of industry segments within the U.S. economy.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on January 2, 1997.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


The Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities. Investments in medium-sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

For the six months ended June 30, 2002, the Portfolio had a total return of -16.62% compared to -3.21% for the S&P Mid Cap 400 Index (the "Index").

MARKET REVIEW

The first half of this year has been exceptionally weak for our Portfolio as well as the equity markets. Despite improving economic and corporate profit trends, stock market prices and sentiment measures continued to deteriorate. Domestic manufacturing activity and shipping volumes over the past few months indicate that the industrial economy has begun to recover from an eighteen-month recession. The exact timing of a recovery in business spending and sentiment is difficult to determine. Investor confidence continues to erode due to recent terrorist warnings and a variety of accounting scandals.

There were three primary factors that led to disappointing Portfolio performance during the period: company fraud, stock selection within utilities, and outperformance of stocks that fall below our liquidity criteria. During the period, Adelphia Communications and Peregrine Systems detracted approximately 6% from performance. Both companies' under performance have been attributable to market analysis of their accounting irregularities. We sold the majority of the Adelphia Communications position and maintained the Portfolio's exposure to Peregrine Systems. With a new management team in place we believe that Peregrine continues to offer the best technology for infrastructure management available in the market while trading substantially below forward sales. Stock selection within utilities dampened returns primarily due to Calpine Corp. and Dynegy Inc. Calpine represents our largest Portfolio position and is trading at five times depressed earnings.

The final driver of underperformance is the liquidity effect since stocks with low trade volume continue to outperform high trade volume stocks. This effect has detracted approximately 3% from performance. We typically avoid stocks with poor liquidity as part of our risk management measures. We anticipate that this phenomenon will reverse itself when market performance begins to improve. Finally, positive contributors to performance during the period were stock selection within basic resources and selected holdings within retail and financial services.

As always, we are value seeking investors. The market and economy diverged dramatically during recent months as economic data continued to exhibit steady growth. Productivity is strong, interest rates are low, and there are no signs that the Federal Reserve will tighten monetary policy in the coming months. Also, the inflation rate is near a record low level and real wage growth is solid. Meanwhile corporate profits are up sharply across the entire economy although less so for large technology and financial service companies which dominate the S&P 500 Index.

MARKET OUTLOOK

We believe the market offers good value at earnings levels that are at or near trough. We are investing in companies with businesses that we believe will perform well over the next one to three years. The current market environment is enabling us to purchase technology and health care stocks that have no debt, approximately one quarter of their total market value in cash and investments while, in many cases, maintaining price-to-earnings multiples at or below the overall market. We are concerned about the lack of accounting transparency and falling investor sentiment. However, as we did in October 2001, we have made the decision to stay fully invested and plan to ride out the market volatility while seeking to upgrade the quality of the Portfolio at bargain prices.

The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

July 2002

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
Mid Cap Value Portfolio

FINANCIAL STATEMENTS
June 30, 2002 (Unaudited)

Statement of Net Assets

                                                                       VALUE
                                                     SHARES            (000)
----------------------------------------------------------------------------
COMMON STOCKS (96.4%)
BASIC RESOURCES (5.5%)
BASIC CHEMICALS (1.2%)
Eastman Chemical Co.                                 31,000        $   1,454
Olin Corp.                                            9,700              215
RPM, Inc.                                            30,600              467
----------------------------------------------------------------------------
                                                                       2,136
----------------------------------------------------------------------------
CONTAINERS (1.7%)
Packaging Corp. of America                           42,700(a)           849
Pactiv Corp.                                         40,100(a)           954
Temple-Inland, Inc.                                  22,600            1,308
----------------------------------------------------------------------------
                                                                       3,111
----------------------------------------------------------------------------
PAPER (1.1%)
Bowater, Inc.                                        24,500            1,332
Longview Fibre Co.                                    1,200(a)            11
Sappi Ltd. ADR                                       38,300              537
----------------------------------------------------------------------------
                                                                       1,880
----------------------------------------------------------------------------
SPECIALTY CHEMICALS (1.0%)
AMETEK, Inc.                                          3,800              142
Cabot Corp.                                          25,200              722
Millipore Corp.                                       4,000              128
Pall Corp.                                           32,600              676
W.R. Grace & Co.                                     30,700(a)            92
----------------------------------------------------------------------------
                                                                       1,760
----------------------------------------------------------------------------
STEEL (0.5%)
AK Steel Holding Corp.                               22,900(a)           293
UCAR International, Inc.                             46,800(a)           576
----------------------------------------------------------------------------
                                                                         869
----------------------------------------------------------------------------
TOTAL BASIC RESOURCES                                                  9,756
----------------------------------------------------------------------------
BEVERAGE & HOUSEHOLD PRODUCTS (1.7%)
BEVERAGE (0.4%)
Coca-Cola Enterprises, Inc.                          34,600              764
----------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (1.3%)
Dial Corp. (The)                                     31,300              626
Fortune Brands, Inc.                                 18,800            1,053
International Flavors &
Fragrances, Inc.                                     17,200              559
----------------------------------------------------------------------------
                                                                       2,238
----------------------------------------------------------------------------
TOTAL BEVERAGE & HOUSEHOLD PRODUCTS                                    3,002
----------------------------------------------------------------------------
CONSUMER DURABLES (3.3%)
AUTOMOTIVE RELATED (1.7%)
Lear Corp.                                           42,700(a)         1,975
SPX Corp.                                             8,400(a)           987
----------------------------------------------------------------------------
                                                                       2,962
----------------------------------------------------------------------------
BUILDING & HOUSING (0.2%)
Fastenal Co.                                          8,600              331
----------------------------------------------------------------------------
FURNISHING & APPLIANCES (0.4%)
Stanley Works (The)                                  17,400              713
----------------------------------------------------------------------------
RECREATION & TOYS (1.0%)
Activision, Inc.                                     19,100(a)           555
Hasbro, Inc.                                         88,700            1,203
----------------------------------------------------------------------------
                                                                       1,758
----------------------------------------------------------------------------
TOTAL CONSUMER DURABLES                                                5,764
----------------------------------------------------------------------------
CONSUMER SERVICES (9.2%)
ENTERTAINMENT & LEISURE (4.0%)
Alliance Atlantis Communications,
Inc., Class B                                        22,900(a)           284
Bally Total Fitness Holding Corp.                   112,500(a)         2,105
Electronic Arts, Inc.                                36,600(a)         2,418
GTech Holdings Corp.                                 22,700(a)           580
Metro-Goldwyn-Mayer, Inc.                            50,700(a)           593
Regal Entertainment Group                             5,200(a)           121
Six Flags, Inc.                                      66,600(a)           962
----------------------------------------------------------------------------
                                                                       7,063
----------------------------------------------------------------------------
LODGING (0.6%)
Park Place Entertainment Corp.                      101,200(a)         1,037
----------------------------------------------------------------------------
OTHER (0.6%)
ARAMARK Corp., Class B                               43,500(a)         1,088
----------------------------------------------------------------------------
PUBLISHING & BROADCAST (4.0%)
Adelphia Communications Corp. 676                   138,300(a)            23
DoubleClick, Inc.                                    52,200(a)           387
Gannett, Inc.                                         8,600              653
Interpublic Group of Cos., Inc.                      26,400              654
Media General, Inc.                                   3,900              234
Readers Digest Association, Inc.,
(The) Class A                                        86,100            1,612
Valassis Communications, Inc.                        92,300(a)         3,369
----------------------------------------------------------------------------
                                                                       6,932
----------------------------------------------------------------------------
TOTAL CONSUMER SERVICES                                               16,120
----------------------------------------------------------------------------
ENERGY (5.9%)
NATURAL GAS (1.6%)
Aquila, Inc.                                         26,100              209
Dynegy, Inc.                                        227,300            1,636
Equitable Resources, Inc.                            28,400              974
----------------------------------------------------------------------------
                                                                       2,819
----------------------------------------------------------------------------
OIL - DOMESTIC & CRUDE (1.1%)
Cross Timbers Oil Co.                                62,850            1,295
Ocean Energy, Inc.                                   28,700              622
----------------------------------------------------------------------------
                                                                       1,917
----------------------------------------------------------------------------
OIL - OFFSHORE DRILLING (2.7%)
GlobalSantaFe Corp.                                  66,755            1,826
Nabors Industries Ltd.                                2,400(a)            85
Noble Corp.                                          28,000(a)         1,081
Precision Drilling Corp.                             15,500(a)           538
Pride International, Inc.                            31,500(a)           493
Weatherford International, Inc.                      16,100              695
----------------------------------------------------------------------------
                                                                       4,718
----------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements

                                                                       VALUE
                                                     SHARES            (000)
----------------------------------------------------------------------------
ENERGY (CONT'D)
OIL - WELL EQUIPMENT & SERVICES (0.5%)
BJ Services Co.                                         900(a)     $      31
Cooper Cameron Corp.                                 18,200(a)           881
Smith International, Inc.                               100(a)             7
----------------------------------------------------------------------------
                                                                         919
----------------------------------------------------------------------------
TOTAL ENERGY                                                          10,373
----------------------------------------------------------------------------
FINANCIAL SERVICES (19.3%)
BANKS (11.6%)
Bank Of Hawaii Corp.                                  8,200              230
Banknorth Group, Inc.                                30,200              786
Charter One Financial, Inc.                          23,759              817
Comerica, Inc.                                       17,800            1,093
Compass Bancshares, Inc.                             32,600            1,095
Cullen/Frost Bankers, Inc.                           13,700              492
First Tennessee National Corp.                       16,300              624
Golden State Bancorp., Inc.                          55,200            2,001
Hibernia Corp., Class A                              70,200            1,389
Marshall & Ilsley Corp.                              13,600              421
Mellon Financial Corp.                               80,500            2,530
Mercantile Bankshares Corp.                          13,900              570
National Commerce Financial
Corp.                                                32,600              857
North Fork Bancorp., Inc.                            24,000              955
PNC Financial Services Group                         55,600            2,907
Provident Financial Group, Inc.                       7,300              212
Southtrust Corp.                                     38,400            1,003
Sovereign Bancorp., Inc.                             42,600              637
Zions Bancorp                                        33,600            1,751
----------------------------------------------------------------------------
                                                                      20,370
----------------------------------------------------------------------------
CREDIT & FINANCE (0.7%)
Downey Financial Corp.                                9,000              426
GATX Corp.                                           21,600              650
Metris Cos., Inc.                                    15,600              130
----------------------------------------------------------------------------
                                                                       1,206
----------------------------------------------------------------------------
INSURANCE (4.1%)
Ace Ltd.                                              8,000              253
Aflac, Inc.                                          22,000              704
Allmerica Financial Corp.                             8,800              407
American Financial Group, Inc.                       30,400              727
Everest Re Group Ltd.                                21,000            1,175
MBIA, Inc.                                            6,000              339
Old Republic International Corp.                     32,000            1,008
Protective Life Corp.                                17,200              569
Prudential Financial, Inc.                           53,300            1,778
SAFECO Corp.                                          9,200              284
----------------------------------------------------------------------------
                                                                       7,244
----------------------------------------------------------------------------
INVESTMENT COMPANIES (2.9%)
Affiliated Managers Group, Inc.                       8,100(a)           498
Bear Stearns Co., Inc.                               15,500(a)           949
E*Trade Group, Inc.                                 105,600(a)           576
Franklin Resources, Inc.                             17,800              759
Lehman Brothers Holdings, Inc.                       18,100            1,132
SEI Investments Co.                                  40,000            1,127
Waddell & Reed Financial, Inc.                        6,600              151
----------------------------------------------------------------------------
                                                                       5,192
----------------------------------------------------------------------------
TOTAL FINANCIAL SERVICES                                              34,012
----------------------------------------------------------------------------
FOOD & TOBACCO (2.8%)
FOOD PRODUCTS (1.3%)
H.J. Heinz Co.                                       13,000              534
Sara Lee Corp.                                       29,600              611
Smithfield Foods, Inc.                               22,200(a)           412
Tyson Foods, Inc., Class A                           50,271              780
----------------------------------------------------------------------------
                                                                       2,337
----------------------------------------------------------------------------
TOBACCO (1.5%)
Loews Corp.                                          42,900            1,160
R.J. Reynolds Tobacco Holdings,
Inc.                                                 26,300            1,414
----------------------------------------------------------------------------
                                                                       2,574
----------------------------------------------------------------------------
TOTAL FOOD & TOBACCO                                                   4,911
----------------------------------------------------------------------------
HEALTH CARE (15.0%)
DRUGS (6.6%)
Biovail Corp.                                        24,900(a)           721
Cephalon, Inc.                                       44,100(a)         1,993
Genzyme Corp.                                        34,700(a)           668
Gilead Sciences, Inc.                                61,000(a)         2,006
Icos Corp.                                           22,700(a)           385
Idec Pharmaceuticals Corp.                           35,800(a)         1,269
InterMune, Inc.                                      55,100(a)         1,162
Medimmune, Inc.                                      21,200(a)           560
Protein Design Labs, Inc.                            77,500(a)           842
Scios Nova, Inc.                                     30,000(a)           918
Transkaryotic Therapies, Inc.                        29,400(a)         1,060
----------------------------------------------------------------------------
                                                                      11,584
----------------------------------------------------------------------------
HEALTH SERVICES (5.8%)
Anthem, Inc.                                         28,100            1,896
Apria Healthcare Group, Inc.                         45,100(a)         1,010
Caremark Rx, Inc.                                   118,900(a)         1,962
Covance, Inc.                                        30,200(a)           566
Health Net, Inc.                                     18,800(a)           503
Laboratory Corp. of America Holdings                 15,000(a)           685
LifePoint Hospitals, Inc.                            20,100(a)           730
Quest Diagnostics, Inc.                              24,400(a)         2,100
Universal Health Services, Inc.                      15,800(a)           774
----------------------------------------------------------------------------
                                                                      10,226
----------------------------------------------------------------------------
HEALTH TECHNOLOGY (2.1%)
Apogent Technologies, Inc.                            1,500(a)            31
Beckman Coulter, Inc.                                15,200              758
St. Jude Medical, Inc.                               25,600(a)         1,891

    The accompanying notes are an integral part of the financial statements

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
Mid Cap Value Portfolio

FINANCIAL STATEMENTS
June 30, 2002 (Unaudited)

Statement of Net Assets (cont'd)

                                                                       VALUE
                                                     SHARES            (000)
----------------------------------------------------------------------------
HEALTH CARE (CONT'D)
HEALTH TECHNOLOGY (CONT'D)
Varian Medical Systems, Inc.                         26,000(a)     $   1,054
----------------------------------------------------------------------------
                                                                       3,734
----------------------------------------------------------------------------
HOSPITAL SUPPLIES (0.5%)
STERIS Corp.                                         45,700              874
----------------------------------------------------------------------------
TOTAL HEALTH CARE                                                     26,418
----------------------------------------------------------------------------
HEAVY INDUSTRY / TRANSPORT (8.0%)
AEROSPACE (2.1%)
Goodrich Corp.                                       32,200              880
Raytheon Co.                                         17,500              713
Titan Corp. (The)                                   117,000(a)         2,140
----------------------------------------------------------------------------
                                                                       3,733
----------------------------------------------------------------------------
AIR TRANSPORT (0.7%)
Southwest Airlines Co.                               24,000              388
Swift Transportation Co.                             40,200(a)           937
----------------------------------------------------------------------------
                                                                       1,325
----------------------------------------------------------------------------
BUSINESS SERVICES (0.8%)
Allied Waste Industries, Inc.                        48,500(a)           466
BISYS Group, Inc.                                    17,400(a)           579
United Rentals, Inc.                                 15,000(a)           327
----------------------------------------------------------------------------
                                                                       1,372
----------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (0.5%)
Cooper Industries, Inc.                              22,100(a)           869
----------------------------------------------------------------------------
MACHINERY (1.5%)
Flowserve Corp.                                       9,800(a)           292
Navistar International Corp.                         46,900(a)         1,501
Parker-Hannifin Corp.                                17,000              812
----------------------------------------------------------------------------
                                                                       2,605
----------------------------------------------------------------------------
MISCELLANEOUS INDUSTRIALS (1.3%)
Kennametal, Inc.                                      6,700              245
Martin Marietta Materials, Inc.                      10,700              417
Pentair, Inc.                                         6,700              322
Teleflex, Inc.                                          900               52
Thermo Electron Corp.                                21,700(a)           358
Tyco International Ltd.                              66,700              901
----------------------------------------------------------------------------
                                                                       2,295
----------------------------------------------------------------------------
RAILROADS (0.8%)
Burlington Northern Santa Fe Corp.                   27,200              816
Norfolk Southern Corp.                               22,900              535
----------------------------------------------------------------------------
                                                                       1,351
----------------------------------------------------------------------------
SHIPPING & FREIGHT (0.3%)
CNF, Inc.                                            11,900              452
----------------------------------------------------------------------------
TOTAL HEAVY INDUSTRY / TRANSPORT                                      14,002
----------------------------------------------------------------------------
RETAIL (6.1%)
APPAREL (0.1%)
Abercrombie & Fitch Co., Class A                      8,000(a)           193
----------------------------------------------------------------------------
DISCOUNTERS (2.3%)
BJ's Wholesale Club, Inc.                            48,000(a)         1,848
Costco Wholesale Corp.                                1,300(a)            50
Dollar General Corp.                                 87,900            1,673
Ross Stores, Inc.                                    12,200              497
----------------------------------------------------------------------------
                                                                       4,068
----------------------------------------------------------------------------
FOOD RETAILERS (0.7%)
Kroger Co.                                           64,500(a)         1,284
----------------------------------------------------------------------------
RESTAURANTS (0.9%)
Brinker International, Inc.                           5,400(a)           171
CBRL Group, Inc.                                     12,900              394
Darden Restaurants, Inc.                             37,500              926
----------------------------------------------------------------------------
                                                                       1,491
----------------------------------------------------------------------------
SPECIALTY STORES (2.1%)
Barnes & Noble, Inc.                                 45,600            1,205
Borders Group, Inc.                                  30,300(a)           557
CDW Computer Center, Inc.                            14,800(a)           693
Foot Locker, Inc.                                    43,100(a)           623
Toys 'R' Us, Inc.                                    35,700(a)           624
----------------------------------------------------------------------------
                                                                       3,702
----------------------------------------------------------------------------
TOTAL RETAIL                                                          10,738
----------------------------------------------------------------------------
TECHNOLOGY (15.3%)
COMPUTERS & OFFICE EQUIPMENT (0.4%)
Apple Computer, Inc.                                 39,000(a)           691
----------------------------------------------------------------------------
ELECTRONICS (5.7%)
Amkor Technologies, Inc.                             15,900(a)            99
Atmel Corp.                                          94,900(a)           594
Avnet, Inc.                                          47,800            1,051
Conexant Systems, Inc.                               91,600(a)           148
Fairchild Semiconductor
International, Inc.                                  34,400(a)           836
Integrated Device Technology, Inc.                   47,400(a)           860
Intersil Holding Corp.                               57,900            1,238
LSI Logic Corp.                                      38,300              335
Microchip Technology, Inc.                           52,350(a)         1,436
Micron Technology, Inc.                              26,000(a)           526
RF Micro Devices, Inc.                               74,300(a)           566
SanDisk Corp.                                         1,700(a)            21
Skyworks Solutions, Inc.                             73,773(a)           410
Solectron Corp.                                     182,000(a)         1,119
Teradyne, Inc.                                       37,400(a)           879
----------------------------------------------------------------------------
                                                                      10,118
----------------------------------------------------------------------------
SOFTWARE & SERVICES (8.4%)
Accenture Ltd.                                       37,700(a)           716
Affiliated Computer Services, Inc.,
Class A                                              66,300(a)         3,148
BMC Software, Inc.                                   32,600(a)           541
Cadence Design Systems, Inc.                         67,000            1,080
DST Systems, Inc.                                    51,600(a)         2,359
Hewitt Associates, Inc.                              17,500(a)           408
Legato Systems, Inc.                                 58,500(a)           211
Network Associates, Inc.                             34,200(a)           659

    The accompanying notes are an integral part of the financial statements

                                                                       VALUE
                                                     SHARES            (000)
----------------------------------------------------------------------------
TECHNOLOGY (CONT'D)
SOFTWARE & SERVICES (CONT'D)
PeopleSoft, Inc.                                     61,100(a)     $     909
Peregrine Systems, Inc.                             495,000(a)           149
Rational Software Corp.                             103,200(a)           847
Siebel Systems, Inc.                                 59,100(a)           840
SunGard Data Systems, Inc.                           82,000(a)         2,171
VERITAS Software Corp.                               24,300(a)           481
Wind River Systems, Inc.                             36,500(a)           183
----------------------------------------------------------------------------
                                                                      14,702
----------------------------------------------------------------------------
TELECOM EQUIPMENT (0.8%)
DMC Stratex Networks, Inc.                           60,700(a)           122
Nortel Networks Corp.                               303,800(a)           441
Polycom, Inc.                                        33,400(a)           400
Powerwave Technologies, Inc.                         48,600(a)           445
----------------------------------------------------------------------------
                                                                       1,408
----------------------------------------------------------------------------
TOTAL TECHNOLOGY                                                      26,919
----------------------------------------------------------------------------
UTILITIES (4.3%)
ELECTRIC POWER (3.9%)
Calpine Corp.                                       672,300(a)         4,726
Mirant Corp.                                         81,303(a)           593
PG&E Corp.                                            9,600(a)           172
Pinnacle West Capital Corp.                           2,100               83
Potomac Electric Power Co.                              400                9
PPL Corp.                                             5,400              179
Progress Energy, Inc.                                 2,600              135
Reliant Energy Resources, Inc.                       55,000              929
----------------------------------------------------------------------------
                                                                       6,826
----------------------------------------------------------------------------
NATURAL GAS PIPELINES (0.4%)
Kinder Morgan Management, LLC                        11,032(a)           337
Sempra Energy                                        20,300              449
----------------------------------------------------------------------------
                                                                         786
----------------------------------------------------------------------------
TOTAL UTILITIES                                                        7,612
----------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $180,784)                                  169,627
----------------------------------------------------------------------------
PREFERRED STOCK (0.2%)
CONSUMER SERVICES (0.2%)
PUBLISHING & BROADCAST (0.2%)
News Corp. Ltd. ADR
  (COST $438)                                        15,605              308
----------------------------------------------------------------------------

                                                      FACE
                                                    AMOUNT
                                                     (000)
----------------------------------------------------------------------------
SHORT-TERM INVESTMENT (5.1%)
REPURCHASE AGREEMENT (5.1%)
J.P. Morgan Securities Inc.,
  1.95%, dated 6/28/02, due
  7/01/02 (COST $9,034)                           $   9,034(b)         9,034
----------------------------------------------------------------------------
TOTAL INVESTMENTS (101.7%) (COST $190,256)                           178,969
----------------------------------------------------------------------------

                                                     AMOUNT           AMOUNT
                                                      (000)            (000)
----------------------------------------------------------------------------
OTHER ASSETS (1.4%)
Cash                                              $       8
Receivable for Investments Sold                       2,332
Dividends Receivable                                    125
Interest Receivable                                       1
Other                                                     2           $2,468
----------------------------------------------------------------------------
LIABILITIES (-3.1%)
Payable for Investments Purchased                    (4,988)
Investment Advisory Fees Payable                       (410)
Administrative Fees Payable                             (54)
Shareholder Reporting Expense
  Payable                                               (36)
Custodian Fees Payable                                   (3)
Professional Fees Payable                                (2)          (5,493)
----------------------------------------------------------------------------
NET ASSETS (100%)                                                  $ 175,944
----------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE

Applicable to 14,488,606 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)                     $   12.14
----------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in Capital                                                    $ 209,656
Undistributed Net Investment Income (Loss)                              (213)
Accumulated Net Realized Gain (Loss)                                 (22,212)
Unrealized Appreciation (Depreciation) on
  Investments                                                        (11,287)
----------------------------------------------------------------------------
Net Assets                                                         $ 175,944
============================================================================

(a) --Non-income producing security.

(b) --The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

ADR -- American Depositary Receipt


    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
Financial Statements
Mid-Cap Value Portfolio


                                                                SIX MONTHS ENDED
                                                                   JUNE 30, 2002
                                                                     (UNAUDITED)
Statement of Operations                                                    (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                             $   664
  Interest                                                                   73
--------------------------------------------------------------------------------
    Total Income                                                            737
--------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                  679
  Less: Fees Waived                                                         (47)
                                                                       --------
  Net Investment Advisory Fees                                              632
  Administrative Fees                                                       239
  Shareholder Reporting                                                      23
  Custodian Fees                                                             18
  Professional Fees                                                          12
  Directors' Fees and Expenses                                                1
  Other                                                                      25
--------------------------------------------------------------------------------
    Net Expenses                                                            950
--------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                               (213)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
Investments Sold                                                         (7,220)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments                                                             (26,256)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
 APPRECIATION (DEPRECIATION)                                            (33,476)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                            $(33,689)
--------------------------------------------------------------------------------


                                                                         SIX MONTHS ENDED
                                                                            JUNE 30, 2002          YEAR ENDED
                                                                              (UNAUDITED)   DECEMBER 31, 2001
Statement of Changes in Net Assets                                                  (000)               (000)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                                 $    (213)           $     (50)
  Net Realized Gain (Loss)                                                        (7,220)             (13,353)
  Change in Unrealized Appreciation (Depreciation)                               (26,256)              11,893
-------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations              (33,689)              (1,510)
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Realized Gain                                                                 --                   (141)
-------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscriptions                                                                   68,665              125,529
  Distributions Reinvested                                                          --                    141
  Redemptions                                                                    (28,012)             (41,272)
-------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Capital Share            40,653               84,398
       Transactions
-------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                          6,964               82,747
NET ASSETS:
  Beginning of Period                                                            168,980               86,233
-------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed net investment income (loss) of
    $(213) in 2002)                                                            $ 175,944            $ 168,980
-------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
-------------------------------------------------------------------------------------------------------------
    Shares Subscribed                                                              4,876                8,754
    Shares Issued on Distributions Reinvested                                       --                      9
    Shares Redeemed                                                               (1,990)              (2,892)
-------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Capital Shares Outstanding                          2,886                5,871
-------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

Financial Highlights

Selected Per Share Data and Ratios

                                  SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,                          PERIOD FROM
                                  JUNE 30, 2002        ------------------------------------------------------       JANUARY 2, 1997*
                                  (UNAUDITED)              2001          2000          1999            1998     TO DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF       $     14.56       $     15.05     $    15.62    $     14.92     $    13.32     $    10.00
  PERIOD
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS
  Net Investment Income (Loss)            (0.01)            (0.00)+         0.02           0.03           0.04           0.02
  Net Realized and Unrealized Gain
    (Loss)                                (2.41)            (0.47)          1.62           2.81           2.04           4.05
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment
      Operations                          (2.42)            (0.47)          1.64           2.84           2.08           4.07
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN
  EXCESS OF
  Net Investment Income                      --                --          (0.02)         (0.03)         (0.03)         (0.02)
  Net Realized Gain                          --             (0.02)         (2.19)         (2.11)         (0.45)         (0.73)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                      --             (0.02)         (2.21)         (2.14)         (0.48)         (0.75)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD      $     12.14       $     14.56     $    15.05    $     15.62     $    14.92     $    13.32
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                             (16.62)%++         (3.15)%        10.75%         20.19%         15.85%         40.93%++
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)   $   175,944       $   168,980     $   86,233    $    54,107     $   31,381     $   11,461
Ratio of Expenses to Average Net
  Assets                                   1.05%**           1.05%          1.05%          1.05%          1.05%          1.05%**
Ratio of Net Investment Income
  (Loss) to Average Net Assets            (0.24)%**         (0.04)%         0.15%          0.21%          0.42%          0.19%**
Portfolio Turnover Rate                      60%++            173%           234%           248%           228%           141%++
------------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
    Per Share Benefit to Net Investment
      Income (Loss)                 $      0.00+      $      0.01     $     0.03    $      0.04     $     0.05     $     0.08
Ratios Before Expense Limitation:
    Expenses to Average Net Assets         1.10%**           1.10%          1.27%          1.37%          1.57%          2.13%**
    Net Investment Income (Loss) to
      Average Net Assets                  (0.29)%**         (0.09)%        (0.07)%        (0.11)%        (0.10)%        (0.89)%**
------------------------------------------------------------------------------------------------------------------------------------

*   Commencement of operations
**  Annualized
+   Amount is less than $0.005 per share
++  Not annualized


    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
Semi-Annual Report - June 30, 2002 (Unaudited)

Notes to Financial Statements (Unaudited)

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Mid Cap Value Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

     Permanent book and tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                 FROM $500
                 FIRST $500     MILLION TO     MORE THAN
PORTFOLIO           MILLION     $1 BILLION    $1 BILLION
--------------------------------------------------------
Mid Cap Value          0.75%          0.70%         0.65%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest expense and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.05%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. DIRECTORS' FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. The deferred fees payable under the Compensation Plan are included in Directors' Fees and Expenses Payable on the Statement of Net Assets.

F. OTHER: At June 30, 2002, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                                       NET
    COST            APPRECIATION           DEPRECIATION       DEPRECIATION
   (000)                   (000)                  (000)              (000)
--------------------------------------------------------------------------
$190,256                 $14,523              $(25,810)          $(11,287)

For the six months ended June 30, 2002, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $144,134,000 and $102,971,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 2002.

At December 31, 2001, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $8,641,000, all of which will expire on December 31, 2009. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October capital losses of $1,954,000.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD
CHAIRMAN AND DIRECTOR, MORGAN STANLEY INVESTMENT MANAGEMENT INC. AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED; MANAGING DIRECTOR, MORGAN STANLEY & CO.

John D. Barrett II
CHAIRMAN AND DIRECTOR,
BARRETT ASSOCIATES, INC.

Thomas P. Gerrity
PROFESSOR OF MANAGEMENT,
WHARTON SCHOOL OF BUSINESS, UNIVERSITY OF PENNSYLVANIA

Gerard E. Jones
OF COUNSEL, SHIPMAN & GOODWIN LLP

Joseph J. Kearns
INVESTMENT CONSULTANT

Vincent R. McLean
FORMERLY EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND DIRECTOR, SPERRY CORPORATION

C. Oscar Morong, Jr.
MANAGING DIRECTOR,
MORONG CAPITAL MANAGEMENT

William G. Morton, Jr.
CHAIRMAN EMERITUS,
BOSTON STOCK EXCHANGE

Michael Nugent
GENERAL PARTNER,
TRIUMPH CAPITAL, LP

Fergus Reid
CHAIRMAN AND CHIEF EXECUTIVE OFFICER, LUMELITE PLASTICS
CORPORATION

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS
Ronald E. Robison
PRESIDENT AND DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Lorraine Truten
VICE PRESIDENT

James W. Garrett
TREASURER

Mary E. Mullin
SECRETARY

Belinda A. Brady
ASSISTANT TREASURER

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Mayer, Brown, Rowe & Maw
1675 Broadway
New York, New York 10019-5820

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

[LOGO MORGAN STANLEY]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT -- JUNE 30, 2002

MONEY MARKET PORTFOLIO

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

SEMI-ANNUAL REPORT -- JUNE 30, 2002 (UNAUDITED)

MONEY MARKET PORTFOLIO

COMPOSITION OF NET ASSETS

[GRAPH]

U.S. Gov't Agency Securities      78.8%
Other                             21.2


TOP HOLDINGS*

                                                                                        PERCENT OF
SECURITY                                     INDUSTRY                                   NET ASSETS
--------------------------------------------------------------------------------------------------
Federal Farm Credit Banks                    U.S. Government Agency Securities               27.4%
Federal Home Loan Banks                      U.S. Government Agency Securities               17.1
Federal Home Loan Mortgage Corp.             U.S. Government Agency Securities               17.1
Federal National Mortgage Association        U.S. Government Agency Securities               17.1

* Excludes repurchase agreement.


COMPARATIVE MONTHLY AVERAGE YIELDS

[GRAPH]

                        Money Market Portfolio        iMoneyNet Money Fund
                            30 Day Yields            Comparable Yields Index
Jan                              1.52                         1.49
Feb                              1.27                         1.41
Mar                              1.22                         1.37
Apr                              1.36                         1.37
May                              1.45                         1.33
Jun                              1.46                         1.32

Past performance is not predictive of future performance and assumes that all dividends and distributions, if any, were reinvested. Yields will fluctuate as market conditions change.


The Money Market Portfolio seeks to maximize current income and preserve capital while maintaining high levels of liquidity. Investments in shares of the Porfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The annualized seven-day and thirty-day yields for the Portfolio as of June 30, 2002 were 1.48% and 1.46%, respectively. As with all money market portfolios, the seven-day and thirty-day yields are not necessarily indicative of future performance. The yield quotation more closely reflects the current earnings of the Portfolio than the total return.

MARKET REVIEW

After cascading throughout 2001 to a 40-year low, short-term rates plateaued during the first half of 2002. The Federal Open Market Committee (FOMC), having lowered its target rate for federal funds to 1.75% on December 11, 2001, has maintained that target thus far in 2002.

During the early months of 2002, the economy showed clear signs of recovery as it responded to stimulative monetary and fiscal initiatives. First quarter real Gross Domestic Product indicated that the economy grew at a 6.1% annual rate, as compared to growth of 1.7% in the fourth quarter of 2001, and contraction of 1.3% during the third quarter of last year. Industrial production rose for the fifth straight month in May, after contracting in 14 of the previous 15 months. At the March 19 FOMC meeting, the Fed changed its formal economic assessment to one which indicates that risks in the foreseeable future are balanced with respect to meeting goals of price stability and sustainable economic growth, compared with its prior stance that was weighted mainly toward economic weakness.

Over the past six months, our primary strategy has consisted of maintaining high credit standards in the Portfolio by continuing to use a significant proportion of Federal agency obligations and overnight repurchase agreements. As always, we try to operate the Portfolio in a conservative manner without the use of derivatives or funding agreements.

On June 30, 2002, approximately 79% of the Portfolio was invested in Federal agency obligations and 21% in overnight repurchase agreements. At June 30, 2002, the Portfolio's weighted average maturity was 14 days with 100% of holdings due to mature in less than two months. Therefore, we believe the Portfolio is well positioned for stability of principal with a very high degree of liquidity. As always, the Portfolio continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.

MARKET OUTLOOK

We expect the pace of economic activity during the next six months to begin to reflect some improvement as the economy regains its footing. Barring further significant terrorist activity in the world, we believe that consumer and business confidence should improve, possibly resulting in a return to economic expansion. Such a recovery would likely lead to moderately higher levels of short-term interest rates, which could potentially materialize during the next twelve months. We believe the Portfolio is well positioned to take advantage of the money market yield levels that may become available during the months ahead.

July 2002

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
MONEY MARKET PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                          FACE     AMORTIZED
                                                        AMOUNT         COST
                                                         (000)         (000)
----------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES (78.8%)
  Federal Farm Credit Banks
    1.75%, 08/01/02                                    $16,000       $15,976
  Federal Home Loan Banks
    1.75%, 07/10/02                                     10,000         9,996
  Federal Home Loan Mortgage Corp.
    1.75%, 07/09/02                                     10,000         9,996
  Federal National Mortgage Association
    1.75%, 07/10/02                                     10,000         9,996
----------------------------------------------------------------------------
  TOTAL U.S. GOVERNMENT AGENCY
    SECURITIES (COST $45,964)                                         45,964
============================================================================
REPURCHASE AGREEMENT (21.3%)
  Bear Stearns Co., Inc., 1.98%, dated
    6/28/02, due 7/01/02
    (COST $12,400)                                      12,400(a)     12,400
----------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%) (COST $58,364)                             58,364
============================================================================


                                                        AMOUNT        AMOUNT
                                                         (000)         (000)
----------------------------------------------------------------------------
OTHER ASSETS (0.1%)
  Cash                                                 $   28
  Interest Receivable                                        2       $    30
----------------------------------------------------------------------------
LIABILITIES (-0.2%)
  Dividends Payable                                        (33)
  Shareholder Reporting Expense Payable                    (30)
  Administrative Fees Payable                              (17)
  Professional Fees Payable                                (12)
  Investment Advisory Fees Payable                         (10)
  Custodian Fees Payable                                    (3)         (105)
============================================================================
NET ASSETS (100%)                                                    $58,289
============================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  Applicable to 58,275,285 outstanding $0.001
   par value shares (authorized 500,000,000 shares)                  $  1.00
============================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                      $58,274
Undistributed (Distributions in Excess of)
 Net Investment Income                                                   (38)
Accumulated Net Realized Gain (Loss)                                      53
----------------------------------------------------------------------------
Net Assets                                                           $58,289
----------------------------------------------------------------------------

(a) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

    The accompanying notes are an integral part of the financial statements.

                                                                                                                  SIX MONTHS ENDED
                                                                                                                     JUNE 30, 2002
                                                                                                                       (UNAUDITED)
STATEMENT OF OPERATIONS                                                                                                      (000)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                                                                               $     563
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                                                                      96
  Less: Fees Waived                                                                                                            (58)
                                                                                                                         ---------
  Net Investment Advisory Fees                                                                                                  38
  Administrative Fees                                                                                                           88
  Shareholder Reporting                                                                                                         19
  Professional Fees                                                                                                             14
  Custodian Fees                                                                                                                 4
  Interest Expense                                                                                                               4
  Directors' Fees and Expenses                                                                                                   1
  Other                                                                                                                          8
----------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                                                                                176
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                          387
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                                          $     387
==================================================================================================================================

                                                                                           SIX MONTHS ENDED
                                                                                               JUNE 30, 2002            YEAR ENDED
                                                                                                 (UNAUDITED)     DECEMBER 31, 2001
STATEMENT OF CHANGES IN NET ASSETS                                                                     (000)                 (000)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                             $    387             $   3,070
  Net Realized Gain (Loss)                                                                                --                    76
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations                                                   387                 3,146
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                                                 (434)               (3,084)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscriptions                                                                                       19,833                73,952
  Distributions Reinvested                                                                               441                 3,019
  Redemptions                                                                                        (20,584)             (125,365)
----------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions                     (310)              (48,394)
----------------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease) in Net Assets                                                             (357)              (48,332)
NET ASSETS:
  Beginning of Period                                                                                 58,646               106,978
----------------------------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed (distributions in excess of) net investment
   income of $(38) and $9, respectively)                                                            $ 58,289             $  58,646
----------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
----------------------------------------------------------------------------------------------------------------------------------
    Shares Subscribed                                                                                 19,833                73,952
    Shares Issued on Distributions Reinvested                                                            441                 3,019
    Shares Redeemed                                                                                  (20,584)             (125,365)
----------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Capital Shares Outstanding                                               (310)              (48,394)
==================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
FINANCIAL HIGHLIGHTS

MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS

                                                              SIX MONTHS ENDED        YEAR ENDED DECEMBER 31,       PERIOD FROM
                                                              JUNE 30, 2002          ------------------------    JANUARY 5, 1999*
                                                              (UNAUDITED)               2001           2000   DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $ 1.000        $ 1.000       $  1.000             $ 1.000
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                  0.007          0.035          0.058               0.045
  Net Realized Gain (Loss)                                                  --          0.000+            --                  --
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                     0.007          0.035          0.058               0.045
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                 (0.007)       (0.035)         (0.058)             (0.045)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $ 1.000        $ 1.000       $  1.000             $ 1.000
================================================================================================================================
TOTAL RETURN                                                              0.69%++        3.50%          6.01%               4.63%++
--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                      $58,289        $58,646       $106,978             $93,292
Ratio of Expenses to Average Net Assets                                   0.55%**        0.55%          0.55%               0.55%**
Ratio of Net Investment Income to Average Net Assets                      1.20%**        3.86%          5.85%               4.60%**
--------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
    Per Share Benefit to Net Investment Income                         $ 0.001        $ 0.001       $  0.001             $ 0.002
Ratios Before Expense Limitation:
    Expenses to Average Net Assets                                        0.73%**        0.64%          0.67%               0.77%**
    Net Investment Income to Average Net Assets                           1.02%**        3.77%          5.74%               4.38%**
--------------------------------------------------------------------------------------------------------------------------------

*   Commencement of operations
**  Annualized
+   Amount is less than $0.0005 per share.
++  Not annualized

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Money Market Portfolio. The Portfolio seeks to maximize current income and preserve capital while maintaining high levels of liquidity. Investments in shares of the Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation. The Portfolio is expected to maintain a net asset value of $1.00 per share. There can be no assurance, however, that the Portfolio will be successful in maintaining a net asset value of $1.00 per share.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Securities owned by the Money Market Portfolio are stated at amortized cost which approximates market value. Other securities and assets for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

B. ADVISER: Morgan Stanley Asset Management "(MSAM"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                          FROM $500
                   FIRST $500             MILLION TO             MORE THAN
PORTFOLIO             MILLION             $1 BILLION            $1 BILLION
------------------------------------------------------------------------------
Money Market             0.30%                  0.25%                 0.20%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.55%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administra-

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT -- JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

tive services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. DIRECTORS' FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. The deferred fees payable under the Compensation Plan are included in Directors' Fees and Expenses Payable on the Statement of Net Assets.

F. OTHER: From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
CHAIRMAN AND DIRECTOR, MORGAN STANLEY INVESTMENT MANAGEMENT INC. AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED; MANAGING DIRECTOR, MORGAN STANLEY & CO.

John D. Barrett II
CHAIRMAN AND DIRECTOR, BARRETT ASSOCIATES, INC.

Thomas P. Gerrity
PROFESSOR OF MANAGEMENT, WHARTON SCHOOL OF BUSINESS, UNIVERSITY OF PENNSYLVANIA

Gerard E. Jones
OF COUNSEL, SHIPMAN & GOODWIN LLP

Joseph J. Kearns
INVESTMENT CONSULTANT

Vincent R. McLean
FORMERLY EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND DIRECTOR, SPERRY CORPORATION

C. Oscar Morong, Jr.
MANAGING DIRECTOR, MORONG CAPITAL MANAGEMENT

William G. Morton, Jr.
CHAIRMAN EMERITUS, BOSTON STOCK EXCHANGE

Michael Nugent
GENERAL PARTNER, TRIUMPH CAPITAL, LP

Fergus Reid
CHAIRMAN AND CHIEF EXECUTIVE OFFICER, LUMELITE PLASTICS CORPORATION

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS

Ronald E. Robison
PRESIDENT AND DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Lorraine Truten
VICE PRESIDENT

James W. Garrett
TREASURER

Mary E. Mullin
SECRETARY

Belinda A. Brady
ASSISTANT TREASURER

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Mayer, Brown, Rowe & Maw
1675 Broadway
New York, New York 10019-5820

INDEPENDENT AUDITORS
Ernst & Young LLP 200
Clarendon Street
Boston, Massachusetts 02116-5072

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

[MORGAN STANLEY LOGO]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Semi-Annual Report -- June 30, 2002


Technology Portfolio

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Semi-Annual Report - June 30, 2002 (Unaudited)
Technology Portfolio



COMPOSITION OF NET ASSETS


[CHART]

-- Electronics
    (Semiconductors)         33.3%
-- Computers
    (Software/Services)      25.4
-- Computers (Hardware)       8.1
-- Computers (Networking)     6.6
-- Communications Equipment   6.1
   Other                     20.5


TOP FIVE HOLDINGS


                                                        PERCENT OF
SECURITY                 INDUSTRY                       NET ASSETS
-------------------------------------------------------------------
Microsoft Corp.          Computers (Software/Services)         7.5%
Cisco Systems, Inc.      Computers (Networking)                5.0
Intel Corp.              Electronics (Semiconductors)          4.7
Intersil Holding Corp.   Electronics (Semiconductors)          3.3
Intuit, Inc.             Computers (Software/Services)         3.1



PERFORMANCE COMPARED TO THE NASDAQ
COMPOSITE INDEX AND THE S&P 500 INDEX(1)


                                        TOTAL RETURNS(2)
                             ------------------------------------
                                         ONE       AVERAGE ANNUAL
                               YTD      YEAR   SINCE INCEPTION(3)
-----------------------------------------------------------------
Portfolio                   (41.74)%   (53.62)%  (38.66)%
Nasdaq Composite Index      (24.98)    (32.30)   (27.33)
S&P 500 Index               (13.15)    (17.97)   (11.17)

(1) The Nasdaq Composite Index is a market capitalization-weighted index comprised of all common stocks listed on the Nasdaq stock market. The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These companies represent approximately 100 industries chosen mainly for market size, liquidity, and industry group representation.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on November 30, 1999.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Technology Portfolio seeks long-term capital appreciation by investing primarily in equity securities of companies that the investment adviser expects will benefit from their involvement in technology and technology-related industries. The Portfolio's concentration in the technology sector makes it subject to greater risk and volatility than portfolios that are more diversified, and the value of its shares may be substantially affected by economic events. In addition, the Portfolio may invest up to 35% in securities of foreign issuers.

For the six months ended June 30, 2002, the Portfolio had a total return of -41.74% compared to -24.98% for the Nasdaq Composite Index (the "Index") and -13.15% for the S&P 500 Index.

MARKET REVIEW

Domestic equities endured a very difficult second quarter, as a number of market indices approached or fell below their September 21, 2001 lows. Growth stocks were particularly hard hit across the capitalization spectrum, and weakness was especially pronounced in the traditional growth areas of technology, biotechnology, and telecom services. Accounting concerns continued to be at the forefront of investors' minds, amid a number of headline scandals and bankruptcies. In addition, weak corporate profits, earnings warnings, and a lack of encouraging forward guidance contributed to market pessimism, as did investor concern about geopolitical conflict overseas and fears of terrorist threats domestically. The macroeconomic picture did show some signs of improvement but nevertheless, market sentiment and investor confidence appeared to be quite negative at quarter-end.

The Portfolio lagged the NASDAQ 100 as a result of both sector allocation and stock selection. The primary detractor was semiconductors, which was the largest sector in the Portfolio and the most significant overweight to the NASDAQ 100. This was the poorest performing major sector in the Portfolio. As well, stock selection lagged the NASDAQ 100 sector return. Semiconductors were hurt by lack of end demand, in particular for personal computers. In our view, most of the downside has been wrung out of the semi-conductor space, leaving room for a modest second half recovery. The second largest detractor was software, due to longer sales cycles, shorter lead times, lack of visibility and customers simply not ordering hurt names across the segment. In our view, the current mentality around corporate integrity and accounting is particularly harmful for technology, where many companies have grown through acquisition, have complex accounting and less transparency. The disasters to date have been focused on companies whose accounting and financial results were difficult to rationalize even during the boom times, and the purge that is occurring should ultimately be healthy.

MARKET OUTLOOK

We believe the time will come when the bad news stops so investors can regain confidence in the integrity and competency of company managements, analysts and investment advisors. In the meantime, there is massive multiple compression occurring. This may lead to more reasonable expectations for the future. If history is any guide, and we believe it is, then there still needs to be a recovery in corporate earnings to prompt any pickup in capital expenditures. The information we see suggests that purchasing will again be delayed as long as possible for the near-term; and that purchasing managers are being rewarded for coming in at some fraction of budget on spending. That said, the rate of deterioration appears to have stabilized in most, if not all areas. The larger cap names, which went into decline first, seem to have stronger fundamentals. While there are still geopolitical and accounting concerns affecting the market, we broadly see the fundamentals starting to improve and feel there is less downside than upside risk at this point. While we expect the June earnings quarter will be difficult, there are some relative bright spots, including software and storage. We believe our underweight areas will likely continue to be weak, including telecom and hardware. Looking forward, it is not outside of reasonable expectation that sequential growth in earnings and revenues could be a powerful catalyst for the fourth quarter.

July 2002

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                              Technology Portfolio
                              FINANCIAL STATEMENTS
                           June 30, 2002 (Unaudited)

Statement of Net Assets


                                                                                      VALUE
                                                          SHARES                      (000)
-------------------------------------------------------------------------------------------
COMMON STOCKS (99.8%)
CAPITAL GOODS (1.2%)
ELECTRICAL EQUIPMENT (0.8%)
Flextronics International, Ltd.                            33,200(a)           $        237
-------------------------------------------------------------------------------------------
MANUFACTURING (SPECIALIZED) (0.4%)
Jabil Circuit, Inc.                                         6,300(a)                    133
-------------------------------------------------------------------------------------------
TOTAL CAPITAL GOODS                                                                     370
-------------------------------------------------------------------------------------------
CONSUMER CYCLICALS (1.4%)
SERVICES (COMMERCIAL & CONSUMER) (1.4%)

Apollo Group, Inc., 'A'                                     1,600(a)                     63
Corporate Executive Board Co.                               9,948(a)                    341
-------------------------------------------------------------------------------------------
                                                                                        404
-------------------------------------------------------------------------------------------
HEALTH CARE (6.7%)
BIOTECHNOLOGY (5.1%)
Amgen, Inc.                                                 4,298(a)                    180
Gilead Sciences, Inc.                                      20,292(a)                    667
Idec Pharmaceuticals Corp.                                  6,522(a)                    231
Immunex Corp.                                              12,150(a)                    272
Regeneron Pharmaceuticals, Inc.                             9,850(a)                    143
-------------------------------------------------------------------------------------------
                                                                                      1,493
-------------------------------------------------------------------------------------------
HEALTH CARE (DRUGS/PHARMACEUTICALS) (0.9%)
Celgene Corp.                                              10,000(a)                    153
Tularik, Inc.                                              13,696(a)                    126
-------------------------------------------------------------------------------------------
                                                                                        279
-------------------------------------------------------------------------------------------
HEALTH CARE (SPECIAL SERVICES) (0.7%)
Exelixis, Inc.                                             26,238(a)                    197
-------------------------------------------------------------------------------------------
TOTAL HEALTH CARE                                                                     1,969
-------------------------------------------------------------------------------------------
TECHNOLOGY (90.5%)
COMMUNICATIONS EQUIPMENT (6.1%)
ADC Telecommunications, Inc.                               39,278(a)                     90
Ciena Corp.                                                19,678(a)                     83
JDS Uniphase Corp.                                         48,682(a)                    130
Lucent Technologies, Inc.                                  37,650(a)                     63
Motorola, Inc.                                             62,650                       903
QUALCOMM, Inc.                                             20,096(a)                    552
-------------------------------------------------------------------------------------------
                                                                                      1,821
-------------------------------------------------------------------------------------------
COMPUTERS (HARDWARE) (8.1%)
Brocade Communications Systems, Inc.                       18,395(a)                    322
Dell Computer Corp.                                        24,148(a)                    631
Emulex Corp.                                               23,345(a)                    525
Extreme Networks, Inc.                                     26,646(a)                    260
Sun Microsystems, Inc.                                    132,300(a)                    663
-------------------------------------------------------------------------------------------
                                                                                      2,401
-------------------------------------------------------------------------------------------
COMPUTERS (NETWORKING) (6.6%)
Cisco Systems, Inc.                                       106,806(a)                  1,490
Network Appliance, Inc.                                    37,200(a)                    463
-------------------------------------------------------------------------------------------
                                                                                      1,953
-------------------------------------------------------------------------------------------
COMPUTERS (PERIPHERALS) (2.7%)
EMC Corp.                                                  54,750(a)                    413
Finisar Corp.                                              62,740(a)                  $ 149
SanDisk Corp.                                              19,100(a)                    237
-------------------------------------------------------------------------------------------
                                                                                        799
-------------------------------------------------------------------------------------------
COMPUTERS (SOFTWARE/SERVICES) (25.4%)
Adobe Systems, Inc.                                         9,497                       271
Affiliated Computer Services, Inc., Class A                 5,350(a)                    254
Ariba, Inc.                                                34,000(a)                    108
BEA Systems, Inc.                                          30,597(a)                    291
Check Point Software Technologies Ltd.                      5,148(a)                     70
Computer Associates International, Inc.                    21,150                       336
Informatica Corp.                                          19,150(a)                    136
Intuit, Inc.                                               18,248(a)                    907
Manugistics Group, Inc.                                     6,050(a)                     37
Mercury Interactive Corp.                                  11,050(a)                    254
Microsoft Corp.                                            40,300(a)                  2,204
Oracle Corp.                                               44,943(a)                    426
Quest Software, Inc.                                       14,896(a)                    216
Rational Software Corp.                                    21,400(a)                    176
Redback Networks, Inc.                                     36,443(a)                     65
SAP AG ADR                                                  3,398                        82
Siebel Systems, Inc.                                        2,800(a)                     40
Sonus Networks, Inc.                                       19,694(a)                     40
Symantec Corp.                                              5,750(a)                    189
TIBCO Software, Inc.                                       34,996(a)                    194
VERITAS Software Corp.                                     27,925(a)                    553
Vignette Corp.                                            150,279(a)                    296
Yahoo!, Inc.                                               24,197(a)                    357
-------------------------------------------------------------------------------------------
                                                                                      7,502
-------------------------------------------------------------------------------------------
ELECTRONICS (COMPONENT DISTRIBUTORS) (0.3%)
Agere Systems, Inc., Class A                               45,999(a)                     64
Agere Systems, Inc., Class B                                9,193(a)                     14
-------------------------------------------------------------------------------------------
                                                                                         78
-------------------------------------------------------------------------------------------
ELECTRONICS (INSTRUMENT) (0.3%)
Bruker Daltonics, Inc.                                     23,744(a)                     94
-------------------------------------------------------------------------------------------
ELECTRONICS (SEMICONDUCTORS) (33.3%)
Altera Corp.                                               40,544(a)                    551
Analog Devices, Inc.                                       12,448(a)                    370
Broadcom Corp., Class A                                    14,696(a)                    258
Celestica, Inc.                                            11,795(a)                    268
Conexant Systems, Inc.                                     73,935(a)                    120
Cypress Semiconductor Corp.                                11,800(a)                    179
Integrated Device Technology, Inc.                         33,648(a)                    610
Intel Corp.                                                75,886                     1,387
Intersil Holding Corp.                                     45,300(a)                    969
Kopin Corp.                                               106,442(a)                    703
Linear Technology Corp.                                    12,000                       377
LSI Logic Corp.                                            33,398(a)                    292
Marvell Technology Group Ltd.                               6,700(a)                    133
Maxim Intergrated Products, Inc.                            7,050(a)                    270


The accompanying notes are an integral part of the financial statements


                                                                                      VALUE
                                                          SHARES                      (000)
-------------------------------------------------------------------------------------------------
TECHNOLOGY (CONT'D)

Micrel, Inc.                                                11,747(a)               $        169
Microtune, Inc.                                             28,150(a)                        251
QLogic Corp.                                                23,342(a)                        889
RF Micro Devices, Inc.                                      15,344(a)                        117
Skyworks Solutions, Inc.                                    25,951(a)                        144
Texas Instruments, Inc.                                     30,846                           731
Transwitch Corp.                                            40,050(a)                         26
TriQuint Semiconductor, Inc.                                31,094(a)                        199
Vitesse Semiconductor Corp.                                 62,198(a)                        193
Xilinx, Inc.                                                28,497(a)                        639
-------------------------------------------------------------------------------------------------
                                                                                           9,845
-------------------------------------------------------------------------------------------------
EQUIPMENT (SEMICONDUCTORS) (4.6%)
Applied Materials, Inc.                                     38,850(a)                        739
KLA-Tencor Corp.                                             4,947(a)                        218
Lam Research Corp.                                           7,450(a)                        134
Novellus Systems, Inc.                                       7,797(a)                        265
Veeco Instruments, Inc.                                          1(a)                         --@
-------------------------------------------------------------------------------------------------
                                                                                           1,356
-------------------------------------------------------------------------------------------------
SERVICES (COMPUTER SYSTEMS) (1.2%)
Sabre Group Holdings, Inc.                                   4,500(a)                        161
SunGard Data Systems, Inc.                                   7,650(a)                        203
-------------------------------------------------------------------------------------------------
                                                                                             364
-------------------------------------------------------------------------------------------------
SERVICES (DATA PROCESSING) (1.9%)
Concord EFS, Inc.                                           18,300(a)                        551
-------------------------------------------------------------------------------------------------
TOTAL TECHNOLOGY                                                                          26,764
-------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $44,439)                                                        29,507
-------------------------------------------------------------------------------------------------

                                                           NO. OF
                                                         WARRANTS
-------------------------------------------------------------------------------------------------
WARRANTS (0.0%)
TECHNOLOGY (0.0%)
COMMUNICATIONS EQUIPMENT (0.0%)
Zi Corp., expiring 8/02/02 (COST $--@)                       3,300(a,b)                      --@
-------------------------------------------------------------------------------------------------
                                                            SHARES
-------------------------------------------------------------------------------------------------
PREFERRED STOCKS (0.0%)
TECHNOLOGY (0.0%)
COMPUTERS (HARDWARE) (0.0%)

Warp Solutions, Inc., Series A                               8,000(a,b,c)                    --@
Warp Solutions, Inc., Series B                             103,900(a,b)                      --@
-------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $544)                                                           --@
-------------------------------------------------------------------------------------------------
                                                                FACE
                                                              AMOUNT
                                                               (000)
-------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.6%)
REPURCHASE AGREEMENT (0.6%)
J.P. Morgan Securities Inc., 1.95%,
dated 6/28/02, due 7/01/02
(COST $181)                                           $        181(d)                        181
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%) (COST $45,164) $                                               29,688
-------------------------------------------------------------------------------------------------

                                                             AMOUNT                        AMOUNT
                                                              (000)                         (000)
-------------------------------------------------------------------------------------------------
OTHER ASSETS (0.6%)
Receivable for Investments Sold                              $ 179
Dividends Receivable                                             4                 $         183
-------------------------------------------------------------------------------------------------
LIABILITIES (-1.0%)
Payable for Investments Purchased                             (202)
Investment Advisory Fees Payable                               (41)
Shareholder Reporting Expenses Payable                         (39)
Professional Fees Payable                                      (10)
Administrative Fees Payable                                    (10)
Custodian Fees Payable                                          (9)                         (311)
-------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                   $     29,560
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 10,482,818 outstanding $0.001
par value shares (authorized 500,000,000 shares)                                    $       2.82
-------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in Capital                                                                     $    108,663
Undistributed Net Investment Income (Loss)                                                  (212)
Accumulated Net Realized Gain (Loss)                                                     (63,415)
Unrealized Appreciation (Depreciation) on Investments                                    (15,476)
-------------------------------------------------------------------------------------------------
Net Assets                                                                           $     29,560
-------------------------------------------------------------------------------------------------

(a) -- Non-income producing security
(b) -- Security valued at fair value -- see note A-1 to financial statements.
(c) -- 144A Security -- certain conditions for public sale may exist.
(d) -- The repurchase agreement is fully collateralized by U.S.
    government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@ -- Value is less than $500.
ADR -- American Depositary Receipt

      The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
Financial Statements
Technology Portfolio


                                                                                                          SIX MONTHS ENDED
                                                                                                            JUNE 30, 2002
Statement of Operations                                                                                       (UNAUDITED)
                                                                                                                  (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                                                                     $     14
Interest                                                                                                            10
-----------------------------------------------------------------------------------------------------------------------
Total Income                                                                                                        24
-----------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment Advisory Fees                                                                                           151
Less: Fees Waived                                                                                                  (35)
                                                                                                             ----------
Net Investment Advisory Fees                                                                                       116
Administrative Fees                                                                                                 50
Shareholder Reporting                                                                                               19
Professional Fees                                                                                                   12
Custodian Fees                                                                                                       9
Other                                                                                                               11
-----------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                                                       217
-----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                                                      (193)
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
Investments Sold                                                                                               (11,579)
-----------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments                                                                                                     (7,774)
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                  (19,353)
----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                               $(19,546)
=======================================================================================================================

                                                                                     SIX MONTHS ENDED
                                                                                        JUNE 30, 2002          YEAR ENDED
                                                                                          (UNAUDITED)   DECEMBER 31, 2001
Statement of Changes in Net Assets                                                              (000)               (000)
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:

Net Investment Income (Loss)                                                                $   (193)          $   (400)
Net Realized Gain (Loss)                                                                     (11,579)           (38,164)
Change in Unrealized Appreciation (Depreciation)                                              (7,774)             9,187
-----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                              (19,546)           (29,377)
-----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
Subscriptions                                                                                 16,938             62,358
Redemptions                                                                                  (11,437)           (46,730)
-----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions                5,501             15,628
-----------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                                                      (14,045)           (13,749)
NET ASSETS:
Beginning of Period                                                                           43,605             57,354
-----------------------------------------------------------------------------------------------------------------------
End of Period (including undistributed net investment income (loss) of $(212) and $(19),
respectively)                                                                               $ 29,560           $ 43,605
-----------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------
Shares Subscribed                                                                              4,263             11,174
Shares Issued on Distributions Reinvested                                                       --                 --
Shares Redeemed                                                                               (2,782)            (8,231)
-----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Capital Shares Outstanding                                          1,481              2,943
=======================================================================================================================

The accompanying notes are an integral part of the financial statements

Financial Highlights
Selected Per Share Data and Ratios



                                                       SIX MONTHS ENDED   YEAR ENDED DECEMBER 31,                PERIOD FROM
                                                       JUNE 30, 2002      -----------------------          NOVEMBER 30, 1999*
                                                       (UNAUDITED)            2001         2000         TO DECEMBER 31, 1999#
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      4.84         $    9.47      $  12.38         $          10.00
-----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                 (0.02)            (0.04)        (0.07)                   (0.00)+
Net Realized and Unrealized Gain (Loss)                      (2.00)            (4.59)        (2.84)                    2.41
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             (2.02)            (4.63)        (2.91)                    2.41
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
Net Investment Income                                           --                --            --                    (0.03)
Net Realized Gain                                               --                --         (0.00)+                     --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             --                --         (0.00)+                  (0.03)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $      2.82          $   4.84       $  9.47         $          12.38
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                (41.74)%++        (48.89)%      (23.49)%                  24.16%++
=============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                      $    29,560          $ 43,605       $57,354         $          3,655
Ratio of Expenses to Average Net Assets                       1.15%**           1.17%         1.15%                    1.15%**
Ratio of Expenses to Average Net Assets Excluding
Interest Expense                                               N/A              1.15%          N/A                      N/A
Ratio of Net Investment Income (Loss) to Average Net
Assets                                                       (1.02)%**         (0.95)%       (0.85)%                  (0.39)%**
Portfolio Turnover Rate                                         71%++             71%          139%                       6%++
-----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the
Period:
Per Share Benefit to Net Investment Income (Loss)      $      0.00+        $    0.01       $  0.02         $           0.05
Ratios Before Expense Limitation:
Expenses to Average Net Assets                                1.34%**           1.31%         1.36%                   12.57%**
Net Investment Income (Loss) to Average Net Assets           (1.21)%**         (1.09)%       (1.06)%                 (11.82)%**
-----------------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized
# Per share amounts for the period ended December 31, 1999 are based on average shares outstanding
+  Amount is less than $0.005 per share
++ Not annualized


The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
Semi-Annual Report - June 30, 2002 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Technology Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of companies that the investment adviser expects will benefit from their involvement in technology and technology-related industries. The Portfolio's concentration in the technology sector makes it subject to greater risk and volatility than portfolios that are more diversified, and the value of its shares may be substantially affected by economic events.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: The Portfolio may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

Permanent book and tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:



                                         FROM $500
PORTFOLIO         FIRST $500            MILLION TO   MORE THAN
                     MILLION           $1 BILLION  $1 BILLION
--------------------------------------------------------------------------------
Technology           0.80%              0.75%        0.70%


MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. DIRECTORS' FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. The deferred fees payable under the Compensation Plan are included in Directors' Fees and Expenses Payable on the Statement of Net Assets.

F. OTHER: At June 30, 2002, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:


                                                           NET
COST           APPRECIATION     DEPRECIATION      DEPRECIATION
(000)          (000)            (000)             (000)
--------------------------------------------------------------------------------
$45,164        $328             $(15,804)         $(15,476)


For the six months ended June 30, 2002, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $32,996,000 and $25,915,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 2002. During the six months ended June 30, 2002, the Portfolio incurred $1,652 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

At December 31, 2001, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $42,210,000 of which $8,971,000 will expire on December 31, 2008, and $33,239,000 will expire on December 31, 2009. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for such gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October capital losses of $3,373,000.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
Semi-Annual Report - June 30, 2002 (Unaudited)

DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD
CHAIRMAN AND DIRECTOR, MORGAN STANLEY INVESTMENT MANAGEMENT INC. AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED; MANAGING DIRECTOR, MORGAN STANLEY & CO.

John D. Barrett II
CHAIRMAN AND DIRECTOR, BARRETT ASSOCIATES, INC.

Thomas P. Gerrity
PROFESSOR OF MANAGEMENT,
WHARTON SCHOOL OF BUSINESS, UNIVERSITY OF PENNSYLVANIA

Gerard E. Jones
OF COUNSEL, SHIPMAN & GOODWIN LLP

Joseph J. Kearns
INVESTMENT CONSULTANT

Vincent R. McLean
FORMERLY EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND DIRECTOR, SPERRY CORPORATION

C. Oscar Morong, Jr.
MANAGING DIRECTOR,
MORONG CAPITAL MANAGEMENT

William G. Morton, Jr.
CHAIRMAN EMERITUS, BOSTON STOCK EXCHANGE

Michael Nugent
GENERAL PARTNER, TRIUMPH CAPITAL, LP

Fergus Reid
CHAIRMAN AND CHIEF EXECUTIVE OFFICER, LUMELITE PLASTICS
CORPORATION

INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas New York, New York 10020

OFFICERS

Ronald E. Robison
PRESIDENT AND DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Lorraine Truten
VICE PRESIDENT

James W. Garrett
TREASURER

Mary E. Mullin
SECRETARY

Belinda A. Brady
ASSISTANT TREASURER

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Mayer, Brown, Rowe & Maw
1675 Broadway New York, New York 10019-5820

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

MORGAN STANLEY [LOGO]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT -- JUNE 30, 2002

U.S REAL ESTATE PORTFOLIO

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT - JUNE 30, 2002 (UNAUDITED)

U.S. REAL ESTATE PORTFOLIO

COMPOSITION OF NET ASSETS

[CHART]

OFFICE                          25.2%
RESIDENTIAL APARTMENTS          19.5
RETAIL REGIONAL MALLS           12.8
LODGING/RESORTS                 11.3
INDUSTRIAL                       6.7
OTHER                           24.5

TOP FIVE HOLDINGS

                                                                  PERCENT OF
SECURITY                           INDUSTRY                       NET ASSETS
------------------------------------------------------------------------------
Simon Property Group, Inc.
Paired Stock                       Retail Regional Malls          7.2%
Equity Office Properties
Trust REIT                         Office                         6.5
Avalonbay Communities, Inc.
REIT                               Residential Apartments         5.1
Starwood Hotels & Resorts
Worldwide, Inc.                    Lodging/Resorts                5.1
Equity Residential Properties
Trust REIT                         Residential Apartments         4.4


PERFORMANCE COMPARED TO THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS (NAREIT) EQUITY INDEX

                                 TOTAL RETURNS(2)
             -------------------------------------------------------
                                       AVERAGE
                                       ANNUAL
                         ONE            FIVE       AVERAGE ANNUAL
              YTD        YEAR           YEARS     SINCE INCEPTION(3)
--------------------------------------------------------------------
Portfolio     10.43%     12.23%         9.40%         9.54%
Index(1)      13.68      16.22          7.94          8.38

(1) The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System (including dividends).
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on March 3, 1997.


In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio's concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified and the value of its shares may be substantially affected by economic events in the real estate industry.

For the six months ended June 30, 2002, the Portfolio had a total return of 10.43% compared to 13.68% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (the "Index").

MARKET REVIEW

REIT shares significantly outperformed the broader equity indexes. REITs remained untainted by the accounting scandals in the broader market and continued to receive strong interest and funds flow.

At the beginning of the year, the consensus view was that 2002 would be a year in which the economy transitioned to a typical economic recovery. From a real estate perspective, the biggest detraction year-to-date, has been that the modest recovery witnessed has been without job growth. From a sector perspective, the retail REITs outperformed as the sector continued to have the best relative property performance of the major property sectors. Apartments and office stocks underperformed as they continued to face weak demand conditions at their properties, which will likely persist until job growth returns. We were penalized for overweight positions in the office and apartment sectors; this was partially mitigated by our overweight stance in regional malls.

We continue to shape the Portfolio with companies offering attractive fundamental valuations relative to their underlying real estate value. The top-down weightings in the Portfolio reflect some modest adjustments to reflect the lack of job growth and the likelihood that it will not recover in the second half of the year. We decreased our weightings to the apartment and office sectors given their reliance on this recovery. We modestly increased our overweighting to the malls as we continue to see stability. Conversely, we were unwilling to add to the shopping center sector as the fundamentals have modestly weakened and share prices continue to be stretched. We did add to the industrial sector as the market, in our view, is likely to trough before the office market. Finally, we added to the hotels in the latter part of the quarter as the stocks retreated in reaction to a lack of sequential improvement in fundamentals. We expect this to be the first real estate sector to experience the economic recovery.

MARKET OUTLOOK

We believe private real estate markets have weakened as a result of a continued anemic level of demand. Nonetheless, despite continued weakness in real estate fundamentals, we do not expect property values to be negatively affected. The sector has drawn significant capital due to its relative attractiveness versus other investments, particularly from domestic pension funds and certain offshore funds. This new capital has provided demand at a time when there is very little property for sale. Not surprisingly, the result has been firm real estate valuations despite weak underlying fundamentals.

July 2002

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
U.S. Real Estate Portfolio
FINANCIAL STATEMENTS
June 30, 2002 (Unaudited)

Statement of Net Assets

                                                                                             VALUE
                                                                           SHARES            (000)
--------------------------------------------------------------------------------------------------
COMMON STOCKS (93.6%)
DIVERSIFIED (6.3%)
Capital Automotive REIT                                                    24,200           $  577
Crescent Real Estate Equities Co.
REIT                                                                       98,500            1,842
FrontLine Capital Group                                                   425,700(a,b)          --@
Rouse Co. (The) REIT                                                      583,200           19,246
Vornado Realty Trust REIT                                                 157,300            7,267
Wellsford Real Properties, Inc. REIT                                      208,574(a)         4,318
--------------------------------------------------------------------------------------------------
                                                                                            33,250
==================================================================================================
INDUSTRIAL (6.7%)
AMB Property Corp. REIT                                                   478,900           14,846
Prime Group Realty Trust REIT                                             120,900              787
ProLogis Trust REIT                                                       761,542           19,800
--------------------------------------------------------------------------------------------------
                                                                                            35,433
--------------------------------------------------------------------------------------------------
LODGING/RESORTS (10.8%)
Candlewood Hotel Co., Inc.                                                 70,800(a)            96
Hilton Hotels Corp.                                                       474,900            6,601
Host Marriott Corp. REIT                                                1,638,100           18,510
Innkeepers USA Trust REIT                                                 275,600            2,640
Interstate Hotels Corp.                                                    13,588(a)            49
La Quinta Properties, Inc., Paired
Stock REIT                                                                 18,700(a)           136
Starwood Hotels & Resorts
Worldwide, Inc.                                                           810,444           26,655
Wyndham International, Inc., Class A                                      652,363(a)           757
Wyndham International, Inc., Series II                                     19,963(a,b)       1,551
--------------------------------------------------------------------------------------------------
                                                                                            56,995
--------------------------------------------------------------------------------------------------
MIXED (1.3%)
Reckson Associates Realty Corp.
REIT                                                                      276,400            6,882
--------------------------------------------------------------------------------------------------
OFFICE (25.2%)
Arden Realty Group, Inc. REIT                                             691,900           19,685
Beacon Capital Partners, Inc. REIT                                        271,300(b)         1,520
Boston Properties, Inc. REIT                                              365,950           14,620
Brookfield Properties Corp.                                               363,100            7,298
Brookfield Properties Corp.
(Toronto Shares)                                                          668,717           13,811
CarrAmerica Realty Corp. REIT                                             144,950            4,472
Equity Office Properties Trust REIT                                     1,146,458           34,508
Great Lakes, Inc. REIT                                                    191,175            3,628
Kilroy Realty Corp. REIT                                                  237,000            6,340
Koger Equity REIT                                                          17,100              330
Mack-Cali Realty Corp. REIT                                               278,100            9,775
SL Green Realty Corp. REIT                                                173,200            6,175
Trizec Properties, Inc.                                                   617,800           10,416
--------------------------------------------------------------------------------------------------
                                                                                           132,578
==================================================================================================
OTHER (0.0%)
Atlantic Gulf Communities Corp.                                           261,572(b)            --@
Atlantic Gulf Communities Corp.,
Series B                                                                   79,420(b)            --@
Internap Network Services Corp.                                            14,919                4
Pacific Gulf Properties, Inc.                                             128,300(b)            99
--------------------------------------------------------------------------------------------------
                                                                                               103
==================================================================================================
RESIDENTIAL APARTMENTS (19.5%)
Amli Residential Properties Trust REIT                                     87,700            2,280
Apartment Investment &
Management Co. REIT                                                       267,900           13,181
Archstone-Smith Trust REIT                                                620,341           16,563
Avalonbay Communities, Inc. REIT                                          576,700           26,932
Equity Residential Properties Trust
REIT                                                                      801,706           23,049
Essex Property Trust, Inc. REIT                                           141,000            7,713
Post Properties, Inc. REIT                                                282,900            8,532
Summit Properties, Inc. REIT                                              195,700            4,570
--------------------------------------------------------------------------------------------------
                                                                                           102,820
==================================================================================================
RESIDENTIAL MANUFACTURED HOMES (2.6%)
Chateau Communities, Inc. REIT                                            228,388            6,989
Manufactured Home Communities,
Inc. REIT                                                                 187,300            6,574
Sun Communities, Inc. REIT                                                    400               17
--------------------------------------------------------------------------------------------------
                                                                                            13,580
==================================================================================================
RETAIL FREE STANDING (0.0%)
U.S. Restaurant Properties, Inc. REIT                                       4,600               76
==================================================================================================
RETAIL REGIONAL MALLS (12.8%)
CBL & Associates Properties, Inc.
REIT                                                                       27,500            1,114
Forest City Enterprises, Inc.                                              57,500            1,998
General Growth Properties REIT                                            206,300           10,521
Macerich Co. (The) REIT                                                   115,300            3,574
Regency Centers Corp.                                                      29,500              875
Simon Property Group, Inc.
Paired Stock                                                            1,030,800           37,974
Taubman Centers, Inc. REIT                                                750,542           11,446
--------------------------------------------------------------------------------------------------
                                                                                            67,502
==================================================================================================
RETAIL STRIP CENTERS (2.5%)
Acadia Realty Trust REIT                                                   18,200              149
Burnham Pacific Property Trust REIT                                       227,282(a)           334
Chelsea Property Group, Inc.                                                3,800              127
Federal Realty Investment Trust REIT                                      423,200           11,727
JDN Realty Corp. REIT                                                      66,500              831
Kimco Realty Corp. REIT                                                     5,400              181
Ramco-Gershenson Properties
Trust REIT                                                                  2,100               42
--------------------------------------------------------------------------------------------------
                                                                                            13,391
==================================================================================================
SELF STORAGE (5.9%)
Public Storage, Inc. REIT                                                 584,470           21,684
Shurgard Storage Centers, Inc.,
Series A REIT                                                             267,100            9,268
--------------------------------------------------------------------------------------------------
                                                                                            30,952
==================================================================================================

  The accompanying notes are an integral part of the financial statements.

                                                                                                         VALUE
                                                                        SHARES                           (000)
--------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $446,370)                                                                   $493,562
--------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (0.5%)
LODGING/RESORTS (0.5%)
Beacon Capital Partners, Inc.,
Series B REIT                                                           36,742(b)                        2,725
==============================================================================================================
OTHER (0.0%)
Atlantic Gulf Communities Corp.,
Series B                                                                59,051(a,b)                         --@
==============================================================================================================
TOTAL PREFERRED STOCKS (COST $2,603)                                                                     2,725
==============================================================================================================
                                                                        NO. OF
                                                                      WARRANTS
==============================================================================================================
WARRANTS (0.0%)
OTHER (0.0%)
Atlantic Gulf Communities Corp.,
Class A,expiring 6/24/04                                           76,230(a,b)                              --@
Atlantic Gulf Communities Corp.,
Class B, expiring 6/23/04                                         114,262(a,b)                              --@
--------------------------------------------------------------------------------------------------------------
Atlantic Gulf Communities Corp.,
Class C, expiring 6/23/04                                         114,262(a,b)                              --@
==============================================================================================================
TOTAL WARRANTS (COST $10)                                                                                   --@
==============================================================================================================


                                                                         FACE
                                                                       AMOUNT
                                                                        (000)
--------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (6.7%)
REPURCHASE AGREEMENT (6.7%)
J.P. Morgan Securities Inc., 1.95%,
dated 6/28/02, due 7/01/02
(COST $35,056)                                                       $  35,056(c)                       35,056
==============================================================================================================
FOREIGN CURRENCY (0.0%)
Canadian Dollar (COST $58) CAD                                              87                              58
==============================================================================================================


                                                                       AMOUNT                            VALUE
                                                                        (000)                            (000)
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.8%) (COST $484,097)                                                            $531,401
==============================================================================================================
OTHER ASSETS (0.7%)
Cash                                                                   $    65
Dividends Receivable                                                     3,154
Receivable for Investments Sold                                            710
Interest Receivable                                                          6                           3,935
==============================================================================================================
LIABILITIES (-1.5%)
Payable for Investments Purchased                                      (6,902)
Investment Advisory Fees Payable                                         (870)
Administrative Fees Payable                                              (112)
Shareholder Reporting Fees Payable                                        (62)
Payable for Portfolio Shares
Redeemed                                                                  (33)
Professional Fees Payable                                                 (20)
Custodian Fees Payable                                                     (9)
Directors' Fees and Expenses
Payable                                                                    (1)                         (8,009)
==============================================================================================================
NET ASSETS (100%)                                                                                     $527,327
==============================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
Applicable to 39,539,754 outstanding $0.001 par value
shares (authorized 500,000,000 shares)                                                                $  13.34
==============================================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                                                       $465,962
Undistributed Net Investment Income (Loss)                                                               8,703
Accumulated Net Realized Gain (Loss)                                                                     5,358
Unrealized Appreciation (Depreciation) on Investments                                                   47,304
--------------------------------------------------------------------------------------------------------------
Net Assets                                                                                            $527,327
==============================================================================================================

(a) --- Non-income producing security.

(b) --- Security valued at fair value -- see note A-1 to financial statements.

(c) --- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@ --- Value is less than $500.
REIT --- Real Estate Investment Trust
CAD --- Canadian Dollar

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
Financial Statements

U.S. Real Estate Portfolio

                                                                                                        SIX MONTHS ENDED
                                                                                                           JUNE 30, 2002
                                                                                                             (UNAUDITED)
Statement of Operations                                                                                            (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of $38 foreign taxes withheld)                                                                     $9,037
Interest                                                                                                             166
------------------------------------------------------------------------------------------------------------------------
Total Income                                                                                                       9,203
------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment Advisory Fees                                                                                           1,648
Less: Fees Waived                                                                                                    (52)
                                                                                                                --------
Net Investment Advisory Fees                                                                                       1,596
Administrative Fees                                                                                                  529
Shareholder Reporting                                                                                                 43
Professional Fees                                                                                                     27
Custodian Fees                                                                                                        18
Directors' Fees and Expenses                                                                                           4
Other                                                                                                                 51
------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                                                       2,268
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                              6,935
------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
Investments Sold                                                                                                   5,307
Foreign Currency Transactions                                                                                        (2)
------------------------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss)                                                                                           5,305
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments                                                                                                       28,112
------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                     33,417
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                                  $40,352
------------------------------------------------------------------------------------------------------------------------

                                                                                     SIX MONTHS ENDED
                                                                                        JUNE 30, 2002                   YEAR ENDED
                                                                                          (UNAUDITED)            DECEMBER 31, 2001
Statement of Changes in Net Assets                                                              (000)                        (000)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net Investment Income                                                                          $6,935                     $1 3,586
Net Realized Gain (Loss)                                                                        5,305                       10,413
Change in Unrealized Appreciation (Depreciation)                                               28,112                        2,278
----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                                40,352                       26,277
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
Net Investment Income                                                                              --                     (12,979)
Net Realized Gain                                                                                  --                      (2,728)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                                --                     (15,707)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
Subscriptions                                                                                 235,454                      349,055
Distributions Reinvested                                                                           --                       15,707
Redemptions                                                                                 (103,358)                    (293,368)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions               132,096                       71,394
----------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                                                       172,448                       81,964
NET ASSETS:
Beginning of Period                                                                           354,879                      272,915
----------------------------------------------------------------------------------------------------------------------------------
End of Period (including undistributed net investment income of $8,703 and $163,
 respectively)                                                                               $527,327                     $354,879
----------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
----------------------------------------------------------------------------------------------------------------------------------
Shares Subscribed                                                                              18,287                       29,042
Shares Issued on Distributions Reinvested                                                          --                        1,300
Shares Redeemed                                                                               (8,130)                     (24,668)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Capital Shares Outstanding                                          10,157                        5,674
----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Selected Per Share Data and Ratios

                                            SIX MONTHS ENDED         YEAR ENDED DECEMBER 31,                    PERIOD FROM
                                            JUNE 30, 2002  ----------------------------------------           MARCH 3, 1997*
                                            (UNAUDITED)       2001       2000      1999      1998     TO DECEMBER  31, 1997
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $   12.08      $   11.51  $    9.11  $   9.80  $  11.41             $  10.00
---------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net Investment Income                            0.21           0.48       0.14      0.43      0.40                 0.17
Net Realized and Unrealized Gain (Loss)          1.05           0.65       2.53     (0.59)    (1.63)                1.61
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 1.26           1.13       2.67     (0.16)    (1.23)                1.78
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
Net Investment Income                              --          (0.46)     (0.21)    (0.53)    (0.29)               (0.17)
Net Realized Gain                                  --          (0.10)     (0.06)       --     (0.09)               (0.20)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                --          (0.56)     (0.27)    (0.53)    (0.38)               (0.37)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $   13.34      $   12.08  $   11.51  $   9.11  $   9.80             $  11.41
===========================================================================================================================
TOTAL RETURN                                    10.43%++        9.84%     29.27%    (1.47)%  (10.86)%              17.99%++
===========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)           $ 527,327      $ 354,879  $ 272,915  $ 15,966  $ 15,134             $ 13,055
Ratio of Expenses to Average Net Assets          1.10%**        1.10%      1.10%     1.10%     1.10%                1.10%**
Ratio of Net Investment Income to Average
Net Assets                                       3.36%**        4.40%      5.15%     5.03%     4.14%                3.14%**
Portfolio Turnover Rate                            13%++          36%        34%       40%      100%++               114%++
---------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
During the Period:
Per Share Benefit to Net Investment
Income                                      $    0.00+     $    0.01  $    0.00+ $   0.07  $   0.06             $   0.07
Ratios Before Expense Limitation:
Expenses to Average Net Assets                   1.13%**        1.15%      1.16%     1.90%     1.73%                2.32%**
Net Investment Income to Average
Net Assets                                       3.33%**        4.35%      5.08%     4.23%     3.51%                1.92%**
---------------------------------------------------------------------------------------------------------------------------

 *  Commencement of operations
 ** Annualized
 +  Amount is less than $0.005 per share
 ++ Not annualized

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
Semi-Annual Report -- June 30, 2002 (Unaudited)

Notes to Financial Statements (Unaudited)

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the U.S. Real Estate Portfolio. The Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio's concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified and the value of its shares may be substantially affected by economic events in the real estate industry.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

    The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and dividends received from real estate investment trusts.

    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

    Permanent book and tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                       FROM $500
                       FIRST $500     MILLION TO      MORE THAN
PORTFOLIO                 MILLION     $1 BILLION     $1 BILLION
-----------------------------------------------------------------
U.S. Real Estate            0.80%          0.75%          0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.10%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. DIRECTORS' FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. The deferred fees payable under the Compensation Plan are included in Directors' Fees and Expenses Payable on the Statement of Net Assets.

F. OTHER: At June 30, 2002, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                           NET
COST           APPRECIATION     DEPRECIATION      APPRECIATION
(000)                 (000)            (000)             (000)
-----------------------------------------------------------------
$484,039           $59,350         $(12,046)          $47,304

For the six months ended June 30, 2002, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $173,878,000 and $53,146,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 2002.

At December 31, 2001, the Portfolio had distributable long-term capital gains on a tax basis of $2,928,000. This amount was distributed in July 2002.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
Semi-Annual Report -- June 30, 2002 (Unaudited)

DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD
CHAIRMAN AND DIRECTOR, MORGAN STANLEY INVESTMENT MANAGEMENT
INC. AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED;
MANAGING DIRECTOR, MORGAN STANLEY & CO.

John D. Barrett II
CHAIRMAN AND DIRECTOR,
BARRETT ASSOCIATES, INC.

Thomas P. Gerrity
PROFESSOR OF MANAGEMENT,
WHARTON SCHOOL OF BUSINESS, UNIVERSITY OF PENNSYLVANIA

Gerard E. Jones
OF COUNSEL, SHIPMAN & GOODWIN LLP

Joseph J. Kearns
INVESTMENT CONSULTANT

Vincent R. McLean
FORMERLY EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER
AND DIRECTOR, SPERRY CORPORATION

C. Oscar Morong, Jr.
MANAGING DIRECTOR,
MORONG CAPITAL MANAGEMENT

William G. Morton, Jr.
CHAIRMAN EMERITUS,
BOSTON STOCK EXCHANGE

Michael Nugent
GENERAL PARTNER,
TRIUMPH CAPITAL, LP

Fergus Reid
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
LUMELITE PLASTICS CORPORATION

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS
Ronald E. Robison
PRESIDENT AND DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Lorraine Truten
VICE PRESIDENT

James W. Garrett
TREASURER

Mary E. Mullin
SECRETARY

Belinda A. Brady
ASSISTANT TREASURER


CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Mayer, Brown, Rowe & Maw
1675 Broadway
New York, New York 10019-5820

INDEPENDENT AUDITORS
Ernst & Young LLP 200
Clarendon Street
Boston, Massachusetts 02116-5072

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

                                THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
[MORGAN STANLEY LOGO]           Semi-Annual Report -- June 30, 2002

Value Portfolio

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                  Semi-Annual Report - June 30, 2002 (Unaudited)

Value Portfolio

COMPOSITION OF NET ASSETS

[PIE CHART]

Banks                           8.7%
Insurance                       8.6
Health Services                 8.3
Machinery                       7.6
Software & Services             5.1
Other                          61.7

PERFORMANCE COMPARED TO THE S&P 500 INDEX

                                 TOTAL RETURNS(2)
               -----------------------------------------------------
                                          AVERAGE          AVERAGE
                                           ANNUAL           ANNUAL
                                  ONE        FIVE            SINCE
                    YTD          YEAR       YEARS     INCEPTION(3)
--------------------------------------------------------------------
Portfolio       (8.61)%      (10.55)%       3.28%            5.73%
Index(1)       (13.15)       (17.97)        3.66              7.01

(1) The S&P 500 Index is comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These companies are a representative sample of some 100 industries chosen mainly for market size, liquidity and industry group representation.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on January 2, 1997.

TOP FIVE HOLDINGS

                                                             PERCENT OF
SECURITY                    INDUSTRY                         NET ASSETS
--------------------------------------------------------------------------
Health Net, Inc.            Health Services                         4.3%
HEALTHSOUTH
  Rehabilitation Corp.      Health Services                         4.0
Tyco International Ltd.     Miscellaneous Industrials               2.7
Parker-Hannifin Corp.       Machinery                               2.6
Wachovia Corp.              Banks                                   2.5

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Value Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a portfolio of common stocks and other equity securities.

For the six months ended June 30, 2002, the Portfolio had a total return of -8.61% compared to -13.15% for the S&P 500 Index (the "Index").

MARKET REVIEW

The semi-annual period ending June 30, 2002 was a difficult one for the stock market. Sector selection and stock selection were both positive influences on the Portfolio's relative performance for the first half of the year.

Sector selection was most positive in the basic resources area, where the Portfolio is overweight relative to the Index. Our underweight in technology, a poor performing sector in general, was another positive, as well as our overweight in consumer durables and our underweights in consumer services and telephone services.

Stock selection was also positive overall. Here, the most notable performers were the Portfolio's individual positions in health care stocks, followed by our retail, beverages & personal products, and energy names. The Portfolio's individual holdings in technology stocks were the poorest performers during the first six months of the year.

With a weak retail sales report, a sharp plunge in consumer confidence, and a Wall Street Journal article discussing the relatively high mortgage payments of most Americans, there has been plenty of bad economic news recently. We have believed that consumer spending should not be counted upon as one of the engines of continued economic growth in 2002, as the consumer remained reasonably constant during the 2001 recession. Instead, the corporate sector should be viewed as the necessary engine of economic growth for 2002-2003, depending upon what happens with capital spending. Consumer confidence is down, but this likely has more to do with the downturn in equities.

We have revised our outlook for economic growth to reflect some weaker-than-expected second quarter data. We now expect real growth to be at or near the 4% level for all of 2002, and the federal funds rate to be between 2.5%-3.0% by year-end. Due to weaker-than-expected tax receipts and no curtailing in government spending, we have also revised our federal budget outlook to reflect a deficit for fiscal year (FY) 2003, with surpluses returning in FY2004.

Despite these modifications, one should not underestimate the fact that the economy is still doing reasonably well. Housing remains strong, global trends in industrial production have been large and international trade flows have been significant. It is reasonable to expect greater output in the second half of 2002 than in the first half, especially as inventories are built up once again.

We believe that the market's decline in the second quarter is more attributable to distressing Middle East events, accounting issues and a handful of negative company-specific factors and less attributable to economic or valuation fundamentals. Should this market psychology shift, we believe our Portfolio's favorable valuation characteristics, with discounts in price-to-earnings, book value, and cash flow relative to the market, should result in positive performance comparisons going forward.

MARKET OUTLOOK

We also believe that our strict value-oriented strategy may be well suited to current market conditions. We see parallels between the late 1990's and the so-called "Nifty Fifty" era of the early 1970's, when a handful of growth stocks far outperformed the rest of the market. Once that bubble burst in the "Nifty Fifty" era, we saw low-valuation stocks, such as those we invest in, dramatically outperform the S&P 500 for an extended time. Of course, past performance cannot guarantee future results, and we do not know if such a situation will happen again now. Whatever happens, we will continue to stick to our investment discipline. Our goal will be to uncover attractive opportunities that we believe represent the best value for our shareholders.

July 2002

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         Value Portfolio

                                         FINANCIAL STATEMENTS
                                         June 30, 2002 (Unaudited)

Statement of Net Assets

                                                                                VALUE
                                                                 SHARES         (000)
-------------------------------------------------------------------------------------
COMMON STOCKS (97.1%)
BASIC RESOURCES (9.4%)
BASIC CHEMICALS (2.6%)
Air Products & Chemicals, Inc.                                   14,800       $   747
Dow Chemical Co.                                                  6,500           223
IMC Global, Inc.                                                 20,600           258
-------------------------------------------------------------------------------------
                                                                                1,228
-------------------------------------------------------------------------------------
NON-FERROUS METALS (0.3%)
CVRD                                                              5,200(a)        144
-------------------------------------------------------------------------------------
PAPER (2.1%)
International Paper Co.                                          10,600           462
Weyerhaeuser Co.                                                  8,200           523
-------------------------------------------------------------------------------------
                                                                                  985
-------------------------------------------------------------------------------------
SPECIALTY CHEMICALS (4.4%)
Engelhard Corp.                                                  23,500           666
Lubrizol Corp.                                                   20,300           680
Rohm & Haas Co.                                                  18,500           749
-------------------------------------------------------------------------------------
                                                                                2,095
-------------------------------------------------------------------------------------
TOTAL BASIC RESOURCES                                                           4,452
-------------------------------------------------------------------------------------
BEVERAGE & HOUSEHOLD PRODUCTS (1.6%)
HOUSEHOLD PRODUCTS (1.6%)
Fortune Brands, Inc.                                             14,000           784
-------------------------------------------------------------------------------------
CONSUMER DURABLES (5.9%)
AUTOMOBILES (0.7%)
Ford Motor Co.                                                   21,439           343
-------------------------------------------------------------------------------------
BUILDING & HOUSING (1.1%)
Masco Corp.                                                      19,300           523
-------------------------------------------------------------------------------------
FURNISHING & APPLIANCES (4.1%)
Black & Decker Corp.                                              5,400           260
Maytag Corp.                                                     11,000           469
Stanley Works (The)                                               7,300           300
Whirlpool Corp.                                                  14,300           935
-------------------------------------------------------------------------------------
                                                                                1,964
-------------------------------------------------------------------------------------
TOTAL CONSUMER DURABLES                                                         2,830
-------------------------------------------------------------------------------------
ENERGY (6.4%)
OIL - DOMESTIC & CRUDE (3.6%)
Amerada Hess Corp.                                                4,100           338
Conoco, Inc.                                                     10,700           298
Kerr McGee Corp.                                                  3,600           193
Marathon Oil Co.                                                 17,300           469
Occidental Petroleum Corp.                                       13,200           396
-------------------------------------------------------------------------------------
                                                                                1,694
-------------------------------------------------------------------------------------
OIL - INTERNATIONAL (2.8%)
BP plc ADR                                                        9,700           490
ChevronTexaco Corp.                                               9,566           846
-------------------------------------------------------------------------------------
                                                                                1,336
-------------------------------------------------------------------------------------
TOTAL ENERGY                                                                    3,030
-------------------------------------------------------------------------------------
FINANCIAL SERVICES (20.3%)
BANKS (8.7%)
Bank of America Corp.                                             6,900           486
FleetBoston Financial Corp.                                       3,629       $   117
J.P. Morgan Chase & Co.                                          31,450         1,067
Wachovia Corp.                                                   31,650         1,208
Washington Mutual, Inc.                                          26,950         1,000
Wells Fargo & Co.                                                 5,600           280
-------------------------------------------------------------------------------------
                                                                                4,158
-------------------------------------------------------------------------------------
CREDIT & FINANCE (2.5%)
Citigroup, Inc.                                                  17,627           683
Fannie Mae                                                        3,200           236
Freddie Mac                                                       4,100           251
-------------------------------------------------------------------------------------
                                                                                1,170
-------------------------------------------------------------------------------------
INSURANCE (8.6%)
Ace Ltd.                                                         14,900           471
Allstate Corp.                                                   16,200           599
Everest Re Group Ltd.                                            11,100           621
Hartford Financial Services Group, Inc.                          11,500           684
MGIC Investment Corp.                                             3,200           217
Prudential Financial, Inc.                                        2,900(a)         97
St. Paul Cos., Inc.                                              20,400           794
Travelers Property Casualty Corp.                                 9,500(a)        168
UnumProvident Corp.                                              18,200           463
-------------------------------------------------------------------------------------
                                                                                4,114
-------------------------------------------------------------------------------------
INVESTMENT COMPANIES (0.5%)
Lehman Brothers Holdings, Inc.                                    3,500           219
-------------------------------------------------------------------------------------
TOTAL FINANCIAL SERVICES                                                        9,661
-------------------------------------------------------------------------------------
HEALTH CARE (13.7%)
DRUGS (3.0%)
Bristol-Myers Squibb Co.                                         21,700           558
Merck & Co., Inc.                                                17,000           861
-------------------------------------------------------------------------------------
                                                                                1,419
-------------------------------------------------------------------------------------
HEALTH SERVICES (8.3%)
Health Net, Inc.                                                 76,570(a)      2,050
HEALTHSOUTH Rehabilitation Corp.                                147,100(a)      1,881
-------------------------------------------------------------------------------------
                                                                                3,931
-------------------------------------------------------------------------------------
HEALTH TECHNOLOGY (2.4%)
Beckman Coulter, Inc.                                            11,700           584
Guidant Corp.                                                    18,800(a)        568
-------------------------------------------------------------------------------------
                                                                                1,152
-------------------------------------------------------------------------------------
TOTAL HEALTH CARE                                                               6,502
-------------------------------------------------------------------------------------
HEAVY INDUSTRY / TRANSPORT (16.8%)
AIR TRANSPORT (0.7%)
AMR Corp.                                                         6,900(a)        116
Delta Air Lines, Inc.                                            11,000           220
-------------------------------------------------------------------------------------
                                                                                  336
-------------------------------------------------------------------------------------
BUSINESS SERVICES (0.9%)
Waste Management, Inc.                                           15,700           409
-------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (1.5%)
Cooper Industries, Inc.                                          11,000           432

    The accompanying notes are an integral part of the financial statements.
                                       3

                                                                                VALUE
                                                                 SHARES         (000)
-------------------------------------------------------------------------------------
HEAVY INDUSTRY / TRANSPORT (CONT'D)
ELECTRICAL EQUIPMENT (CONT'D)
Honeywell International, Inc.                                     8,600       $   303
-------------------------------------------------------------------------------------
                                                                                  735
-------------------------------------------------------------------------------------
MACHINERY (7.6%)
Caterpillar, Inc.                                                 6,800           333
Cummins Engine Co., Inc.                                         15,900           526
Eaton Corp.                                                       8,200           597
Navistar International Corp.                                     14,600(a)        467
Parker-Hannifin Corp.                                            25,950         1,240
Tecumseh Products Co., Class A                                    8,500           451
-------------------------------------------------------------------------------------
                                                                                3,614
-------------------------------------------------------------------------------------
MISCELLANEOUS INDUSTRIALS (4.9%)
Dover Corp.                                                       5,800           203
Ingersoll Rand Co.                                                6,500           297
Textron, Inc.                                                     3,900           183
TRW, Inc.                                                         6,300           359
Tyco International Ltd.                                          96,000         1,297
-------------------------------------------------------------------------------------
                                                                                2,339
-------------------------------------------------------------------------------------
RAILROADS (0.4%)
Burlington Northern Santa Fe, Inc.                                7,100           213
-------------------------------------------------------------------------------------
SHIPPING & FREIGHT (0.8%)
CNF, Inc.                                                         9,900           376
-------------------------------------------------------------------------------------
TOTAL HEAVY INDUSTRY / TRANSPORT                                                8,022
-------------------------------------------------------------------------------------
RETAIL (5.7%)
APPAREL (3.0%)
Liz Claiborne, Inc.                                              24,600           782
V.F. Corp.                                                       17,200           674
-------------------------------------------------------------------------------------
                                                                                1,456
-------------------------------------------------------------------------------------
FOOD RETAILERS (1.2%)
Albertson's, Inc.                                                 7,700           235
Kroger Co.                                                       16,800(a)        334
-------------------------------------------------------------------------------------
                                                                                  569
-------------------------------------------------------------------------------------
RESTAURANTS (1.5%)
Yum! Brands, Inc.                                                24,200(a)        708
-------------------------------------------------------------------------------------
TOTAL RETAIL                                                                    2,733
-------------------------------------------------------------------------------------
TECHNOLOGY (11.4%)
COMPUTERS & OFFICE EQUIPMENT (3.4%)
Hewlett-Packard Co.                                              28,200           431
Lexmark International Group, Inc.                                15,200(a)        827
Quantum Corp. - DLT & Storage Systems                            85,100(a)        357
-------------------------------------------------------------------------------------
                                                                                1,615
-------------------------------------------------------------------------------------
ELECTRONICS (2.3%)
Arrow Electronics, Inc.                                          22,300(a)        463
Avnet, Inc.                                                      22,200           488
Axcelis Technologies, Inc.                                       11,221(a)        127
-------------------------------------------------------------------------------------
                                                                                1,078
-------------------------------------------------------------------------------------
SOFTWARE & SERVICES (5.1%)
Amdocs Ltd.                                                      47,000(a)        355
Computer Associates International, Inc.                          17,600       $   280
Computer Sciences Corp.                                          19,200(a)        918
Electronic Data Systems Corp.                                    12,800           475
First Data Corp.                                                 11,200           416
-------------------------------------------------------------------------------------
                                                                                2,444
-------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT (0.6%)
Scientific-Atlanta, Inc.                                         17,000           280
-------------------------------------------------------------------------------------
TOTAL TECHNOLOGY                                                                5,417
-------------------------------------------------------------------------------------
UTILITIES (5.9%)
ELECTRIC POWER (2.2%)
Dominion Resources, Inc.                                          1,900           126
Duke Energy Corp.                                                13,434           418
NiSource, Inc.                                                    6,600           144
Reliant Energy Resources, Inc.                                   19,800           334
-------------------------------------------------------------------------------------
                                                                                1,022
-------------------------------------------------------------------------------------
NATURAL GAS PIPELINES (0.9%)
EL Paso Corp.                                                    21,700           447
-------------------------------------------------------------------------------------
TELEPHONE SERVICES (2.8%)
AT&T Corp.                                                       39,500           423
SBC Communications, Inc.                                         15,200           464
Verizon Communications, Inc.                                     11,064           444
-------------------------------------------------------------------------------------
                                                                                1,331
-------------------------------------------------------------------------------------
TOTAL UTILITIES                                                                 2,800
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $44,297)                                             46,231
-------------------------------------------------------------------------------------
                                                                   FACE
                                                                 AMOUNT
                                                                  (000)
-------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.2%)
REPURCHASE AGREEMENT (3.2%)
J.P. Morgan Securities Inc., 1.95%,
  dated 6/28/02, due 7/01/02
  (COST $1,535)                                                 $ 1,535(b)    1,535
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%) (COST $45,832)                        47,766
-------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
                                       4

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         Value Portfolio

                                         FINANCIAL STATEMENTS
                                         June 30, 2002 (Unaudited)

Statement of Net Assets (cont'd)

                                                                 AMOUNT        AMOUNT
                                                                  (000)         (000)
-------------------------------------------------------------------------------------
OTHER ASSETS (0.1%)
Cash                                                            $     1
Dividends Receivable                                                 47
Receivable for Investments Sold                                       8
Other                                                                 2       $    58
-------------------------------------------------------------------------------------
LIABILITIES (-0.4%)
Investment Advisory Fees Payable                                   (116)
Payable for Investments Purchased                                   (39)
Shareholder Reporting Expense Payable                               (32)
Administrative Fees Payable                                         (23)
Custodian Fees Payable                                               (5)
Directors' Fees and Expenses Payable                                 (5)
Professional Fees Payable                                            (3)         (223)
-------------------------------------------------------------------------------------
NET ASSETS (100%)                                                             $47,601
-------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 4,077,811 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                                      $ 11.67
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in Capital                                                               $45,889
Undistributed Net Investment Income (Loss)                                        181
Accumulated Net Realized Gain (Loss)                                             (403)
Unrealized Appreciation (Depreciation) on Investments                           1,934
-------------------------------------------------------------------------------------
Net Assets                                                                    $47,601
-------------------------------------------------------------------------------------

(a) -- Non-income producing security.
(b) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
ADR -- American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.
                                        5

                                                                                         SIX MONTHS ENDED
                                                                                            JUNE 30, 2002
                                                                                              (UNAUDITED)
Statement of Operations                                                                             (000)
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                                                         $   376
Interest                                                                                               18
---------------------------------------------------------------------------------------------------------
  Total Income                                                                                        394
---------------------------------------------------------------------------------------------------------
EXPENSES:
Investment Advisory Fees                                                                              135
Less: Fees Waived                                                                                     (42)
                                                                                                  -------
Net Investment Advisory Fees                                                                           93
Administrative Fees                                                                                    72
Shareholder Reporting                                                                                  14
Professional Fees                                                                                      10
Custodian Fees                                                                                          6
Other                                                                                                  13
---------------------------------------------------------------------------------------------------------
  Net Expenses                                                                                        208
---------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                                          186
---------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
Investments Sold                                                                                      317
---------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments                                                                                        (4,970)
---------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                      (4,653)
---------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   $(4,467)
---------------------------------------------------------------------------------------------------------

                                                                                         SIX MONTHS ENDED
                                                                                            JUNE 30, 2002            YEAR ENDED
                                                                                              (UNAUDITED)     DECEMBER 31, 2001
Statement of Changes in Net Assets                                                                  (000)                 (000)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net Investment Income (Loss)                                                            $            186    $             440
Net Realized Gain (Loss)                                                                             317                  663
Change in Unrealized Appreciation (Depreciation)                                                  (4,970)                 779
-------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                                   (4,467)               1,882
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
Net Investment Income                                                                               --                   (448)
Net Realized Gain                                                                                   --                 (1,897)
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                                 --                 (2,345)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
Subscriptions                                                                                      8,311               22,756
Distributions Reinvested                                                                            --                  2,346
Redemptions                                                                                       (3,178)             (27,635)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions                    5,133               (2,533)
-------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                                                              666               (2,996)
NET ASSETS:
Beginning of Period                                                                               46,935               49,931
-------------------------------------------------------------------------------------------------------------------------------
End of Period (including undistributed net investment income (loss) of $181 and $(5),
  respectively)                                                                         $         47,601    $          46,935
-------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
-------------------------------------------------------------------------------------------------------------------------------
Shares Subscribed                                                                                    654                1,733
Shares Issued on Distributions Reinvested                                                           --                    180
Shares Redeemed                                                                                     (251)              (2,035)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Capital Shares Outstanding                                                403                 (122)
-------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
                                       6

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                                            Financial Highlights

                                                                 Value Portfolio

Financial Highlights
Selected Per Share Data and Ratios


                                          SIX MONTHS ENDED              YEAR ENDED DECEMBER 31,                     PERIOD FROM
                                          JUNE 30, 2002       ----------------------------------------         JANUARY 2, 1997*
                                          (UNAUDITED)           2001        2000     1999       1998#      TO DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $      12.77        $ 13.15    $ 10.76    $ 11.10    $ 11.78             $ 10.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS
Net Investment Income (Loss)                      0.05           0.13       0.12       0.13       0.19                0.10
Net Realized and Unrealized Gain (Loss)          (1.15)          0.18       2.57      (0.34)     (0.45)               1.99
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 (1.10)          0.31       2.69      (0.21)     (0.26)               2.09
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
Net Investment Income                             --            (0.13)     (0.12)     (0.13)     (0.16)              (0.10)
Net Realized Gain                                 --            (0.56)     (0.18)      --        (0.26)              (0.21)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               --            (0.69)     (0.30)     (0.13)     (0.42)              (0.31)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $      11.67        $ 12.77    $ 13.15    $ 10.76    $ 11.10             $ 11.78
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                     (8.61)%++       2.27%     24.95%     (1.82)%    (2.13)%             20.98%++
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)         $     47,601        $46,935    $49,931    $37,199    $26,090             $14,664
Ratio of Expenses to Average Net Assets           0.85%**        0.85%      0.85%      0.85%      0.85%               0.85%**
Ratio of Net Investment Income (Loss) to
  Average Net Assets                              0.76%**        0.92%      1.07%      1.26%      1.57%               1.70%**
Portfolio Turnover Rate                             21%++          55%        50%        43%        45%                 34%++
-----------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period:
Per Share Benefit to Net Investment
  Income (Loss)                           $       0.01        $  0.00+   $  0.03    $  0.04    $  0.05             $  0.06
Ratios Before Expense Limitation:
Expenses to Average Net Assets                    1.02%**        0.93%      1.09%      1.22%      1.32%               1.87%**
Net Investment Income (Loss) to
  Average Net Assets                              0.59%**        0.84%      0.82%      0.89%      1.10%               0.68%**
-----------------------------------------------------------------------------------------------------------------------------------

*    Commencement of operations
**   Annualized
# Per share amounts for the year ended December 31, 1998 are based on average shares outstanding
+    Amount is less than $0.005 per share
++   Not annualized

    The accompanying notes are an integral part of the financial statements.
                                       7

Notes to Financial Statements (Unaudited)

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Value Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a portfolio of common stocks and other equity securities.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

   Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

   The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                  Semi-Annual Report - June 30, 2002 (Unaudited)

Notes to Financial Statements (cont'd)

   book and tax treatments for the character and timing of the recognition of gains or losses on securities and dividends received from real estate investment trusts.

   Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

   Permanent book and tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                         FROM $500
                    FIRST $500          MILLION TO     MORE THAN
PORTFOLIO              MILLION          $1 BILLION     $1 BILLION
---------------------------------------------------------------------
Value                     0.55%               0.50%          0.45%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.85%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. DIRECTORS' FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. The deferred fees payable under the Compensation Plan are included in Directors' Fees and Expenses Payable on the Statement of Net Assets.

F. OTHER: At June 30, 2002, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                           NET
COST           APPRECIATION     DEPRECIATION      APPRECIATION
(000)                 (000)            (000)             (000)
------------------------------------------------------------------
$45,832              $7,478         $(5,544)            $1,934

For the six months ended June 30, 2002, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $14,882,000 and $9,967,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 2002.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October capital losses of $249,000.

The realized gain distribution amount shown in the Statement of Changes in Net Assets for the year ended December 31, 2001 includes short-term realized gains which are treated as ordinary income for tax purposes of $882,000.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
CHAIRMAN AND DIRECTOR, MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED;
MANAGING DIRECTOR, MORGAN STANLEY & CO.

John D. Barrett II
CHAIRMAN AND DIRECTOR,
BARRETT ASSOCIATES, INC.

Thomas P. Gerrity
PROFESSOR OF MANAGEMENT,
WHARTON SCHOOL OF BUSINESS, UNIVERSITY OF PENNSYLVANIA

Gerard E. Jones
OF COUNSEL, SHIPMAN & GOODWIN LLP

Joseph J. Kearns
INVESTMENT CONSULTANT

Vincent R. McLean
FORMERLY EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER
AND DIRECTOR, SPERRY CORPORATION

C. Oscar Morong, Jr.
MANAGING DIRECTOR,
MORONG CAPITAL MANAGEMENT

William G. Morton, Jr.
CHAIRMAN EMERITUS, BOSTON
STOCK EXCHANGE

Michael Nugent
GENERAL PARTNER,
TRIUMPH CAPITAL, LP

Fergus Reid
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
LUMELITE PLASTICS CORPORATION

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS
Ronald E. Robison
PRESIDENT AND DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Lorraine Truten
VICE PRESIDENT

James W. Garrett
TREASURER

Mary E. Mullin
SECRETARY

Belinda A. Brady
ASSISTANT TREASURER

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Mayer, Brown, Rowe & Maw
1675 Broadway
New York, New York 10019-5820

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.